File No. 2-17531
                                                               File No. 811-1018
                          As filed on February 27, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

            Pre-Effective Amendment No. --                                 [ ]
            Post-Effective Amendment No. 72                                [X]

                                       and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

            Amendment No. 43                                               [X]

                          DREYFUS FOUNDERS FUNDS, INC.
------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       210 University Boulevard, Suite 800
                           Denver, Colorado 80206-4658
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               (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code: (303) 394-4404

                         Kenneth R. Christoffersen, Esq.
                          Founders Asset Management LLC
                       210 University Boulevard, Suite 800
                           Denver, Colorado 80206-4658
------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

    Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on May 1, 2004 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      DREYFUS FOUNDERS FUNDS, INC.

      P R O S P E C T U S
      CLASS F SHARES


      MAY 1, 2004


      DREYFUS FOUNDERS BALANCED FUND

      DREYFUS FOUNDERS DISCOVERY FUND*

      DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND

      DREYFUS FOUNDERS GROWTH FUND

      DREYFUS FOUNDERS GROWTH AND INCOME FUND

      DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND

      DREFYUS FOUNDERS MID-CAP GROWTH FUND

      DREYFUS FOUNDERS MONEY MARKET FUND

      DREYFUS FOUNDERS PASSPORT FUND

      DREYFUS FOUNDERS WORLDWIDE GROWTH FUND


         The Class F shares offered by this Prospectus are open only to grandfathered investors.

         *Discovery Fund has discontinued public sales of its shares to new investors, but shareholders who have open Discovery Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. Once a Discovery Fund account has been closed, additional investments in Discovery Fund may not be possible.

         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                          Dreyfus Founders Funds [LOGO]

                                       2
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                                TABLE OF CONTENTS

OUR INVESTMENT APPROACH......................................................4

ABOUT THE FUNDS..............................................................4

FUND SUMMARIES...............................................................6

  DREYFUS FOUNDERS BALANCED FUND.............................................7
  DREYFUS FOUNDERS DISCOVERY FUND...........................................11
  DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND...............................14
  DREYFUS FOUNDERS GROWTH FUND..............................................18
  DREYFUS FOUNDERS GROWTH AND INCOME FUND...................................21
  DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND................................24
  DREYFUS FOUNDERS MID-CAP GROWTH FUND......................................28
  DREYFUS FOUNDERS MONEY MARKET FUND........................................31
  DREYFUS FOUNDERS PASSPORT FUND............................................34
  DREYFUS FOUNDERS WORLDWIDE GROWTH FUND....................................38

MORE ABOUT INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS.....................42

THE FUNDS' MANAGER..........................................................46

ABOUT YOUR INVESTMENT.......................................................48

TYPES OF ACCOUNTS...........................................................50

MINIMUM INITIAL INVESTMENTS.................................................52

MINIMUM ADDITIONAL INVESTMENTS..............................................52

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS..................................53

FOR MORE INFORMATION ABOUT YOUR ACCOUNT.....................................61

ESTABLISHING ADDITIONAL SERVICES............................................62

DIVIDENDS AND DISTRIBUTIONS.................................................63

TAXES.......................................................................64

SHAREHOLDER AND TRANSFER AGENCY SERVICES....................................64

FINANCIAL HIGHLIGHTS........................................................65


                                       3
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OUR INVESTMENT APPROACH


Colorado-based Founders Asset Management LLC ("Founders") manages each of the Dreyfus Founders equity funds using a "growth style" of investing. We use a consistent, bottom-up approach to build equity portfolios, searching for companies across all industries whose fundamental strengths may lead to superior earnings growth over time. When a company's fundamentals are strong, we believe earnings growth may follow. Using this disciplined, hands-on approach, we look for both domestic and foreign companies having some or all of the following characteristics:


o.....demonstrated, sustainable growth that is faster than their peers
o.....strong management team
o.....superior products or services with leading market  positions  and  growing brand identities
o.....financial, marketing, and operating strength

We go  beyond  Wall  Street  analysis  and  perform  intensive  qualitative  and quantitative in-house research to determine whether companies meet our investment criteria. We often meet company management teams and other key staff face-to-face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants in an effort to get a complete picture of a company before we invest.


Founders is the growth  specialist  subsidiary  of Dreyfus  Service  Corporation
("DSC"), which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $657 billion under management as of December 31, 2003.


[On side panel:  KEY CONCEPTS
WHAT THE FUNDS ARE - AND AREN'T. These Funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. You could lose money in these Funds, but you also have the potential to make money.

An investment in the Funds is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.]

ABOUT THE FUNDS

AGGRESSIVE GROWTH FUNDS
Dreyfus Founders Discovery Fund
Dreyfus Founders Mid-Cap Growth Fund
Dreyfus Founders Passport Fund

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The aggressive growth funds generally invest in faster-growing and more volatile stocks. Founders' aggressive growth funds may be suitable for your investment plan if you have a long time horizon and are comfortable with short-term volatility.

GROWTH FUNDS
Dreyfus Founders Growth Fund
Dreyfus Founders International Equity Fund
Dreyfus Founders Worldwide Growth Fund

Investors may use growth funds to form the core of their long-term investment plan because they may be less volatile over time than aggressive growth funds, while still maintaining the potential for growth. Growth funds may be suitable for your investment plan if you have a long time horizon.

GROWTH AND INCOME FUNDS
Dreyfus Founders Balanced Fund
Dreyfus Founders Growth and Income Fund

These Funds invest in companies that tend to be larger and more established and that may pay dividends. The Balanced Fund invests at least 25% of its total assets in investment grade fixed-income securities. While these Funds still carry risks, they generally present less risk than aggressive growth or pure growth funds.

INCOME FUNDS
Dreyfus Founders Government Securities Fund
Dreyfus Founders Money Market Fund

These Funds are our lowest-risk funds. They may be suitable for you if you have a short-term investment horizon, desire more safety and liquidity than may be available with equity funds, seek a modest level of income, or consider yourself a "saver" rather than an investor.

This information is based on our assessment of the potential volatility of the Dreyfus Founders Funds relative to one another and should not be used to compare the Funds to other types of mutual funds or other types of investments.

CLASS F SHARES
Each Fund, other than Government Securities and Money Market Funds, offers multiple classes of shares. This Prospectus describes Class F shares. As described in more detail in the section "About Your Investment - Investing in the Funds," Class F shares are generally offered only to existing shareholders of the Dreyfus Founders Funds who have continuously maintained a Fund account since December 30, 1999. The other classes of shares have sales charges and different fee structures, and are offered by a separate prospectus which is available from financial services representatives. All share classes of a Fund invest in the same underlying portfolio of securities and have the same management team. However, because of different fees and expenses, the performance of share classes varies.

FUND SUMMARIES
The following Fund Summaries provide an overview of each Fund's investment objective and principal investment strategies, describe the main risks of investing, show historical investment performance, and list the fees and expenses of investing in each Fund. More detailed information about the Funds' investment strategies and associated risks follows the Fund Summaries. Please keep in mind that no Fund can guarantee that it will meet its investment objective and that, as with any investment, you can lose money by investing in the Funds.

A Fund's Morningstar category is subject to change.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against an unmanaged securities market index. The indexes used in this Prospectus account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and, except as noted, do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes.

[On side panel:  KEY CONCEPTS

12B-1 PLANS All of the Funds (except Money Market Fund) have adopted a Rule 12b-1 Plan which allows the Funds to pay actual expenses of up to 0.25% of their respective Class F assets for the sale and distribution of Class F shares and services provided to Class F shareholders. The 12b-1 fee is paid out of a Fund class' assets on an ongoing basis. Over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.]

DREYFUS FOUNDERS
BALANCED FUND

[in margin: Class F Ticker Symbol: FRINX; Morningstar Category: Moderate Allocation]


INVESTMENT APPROACH
Balanced Fund seeks current income and capital appreciation. To pursue this goal, the Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.

For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (at least 25%, but no more than 75%) of its total assets in equity securities.

The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Normally, the Fund will not invest more than 75% of its total assets in fixed-income securities, but the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.

The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INTEREST RATE RISK When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.


CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Moody's Investors Service, Inc. considers debt securities rated Baa and below to have speculative characteristics. Securities issued by certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore these securities have greater risk than Treasury securities.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

ASSET ALLOCATION RISK The Fund's asset allocation between equities and fixed-income securities will vary depending on the portfolio manager's evaluation of general market and economic conditions. If this assessment is incorrect, the Fund's returns may vary considerably from other balanced funds with different equity/fixed income asset allocations.

[On side panel: KEY CONCEPTS
DEBT SECURITY represents money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are examples of debt securities.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

  1994    1995    1996    1997     1998    1999    2000    2001    2002    2003
  ----    ----    ----    ----     ----    ----    ----    ----    ----    ----
 -1.94%  29.41%  18.76%  16.90%   13.96%  -2.22% -10.44%  -9.94% -17.46%  18.96%


BEST QUARTER:
Q4 2001 +13.76%

WORST QUARTER:
Q3 2001 -17.51%

Average Annual Total Returns AS OF 12/31/03

Balanced Fund - Class F*            1 YEAR        5 YEARS       10 YEARS
                                  -----------  --------------  ------------

  RETURN BEFORE TAXES               18.96%        -4.98%          4.51%
  RETURN AFTER TAXES ON             18.71%        -6.09%          2.41%

DISTRIBUTIONS

  RETURN AFTER TAXES ON             12.46%        -4.68%          2.70%

DISTRIBUTIONS
    AND SALE OF FUND SHARES

S&P 500 Index                       28.68%        -0.57%         11.07%
Lipper Balanced Fund Index          19.94%         2.95%          8.27%

*  Inception date 2/19/63


The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. Unlike the Fund, it does not contain a fixed-income component. Accordingly, the Fund also compares its performance to the Lipper Balanced Fund Index, which is an equal dollar weighted index of the largest mutual funds within the Balanced Fund classification, as defined by Lipper. This index is adjusted for the reinvestment of capital gains and income dividends.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES           % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)       DAILY NET ASSETS
Management Fee                               0.65%
Rule 12b-1 Fee                               0.25%
Other Expenses 1                             0.64%
                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES         1.54%


1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

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


Expense Example
1 Year            $157
3 Years           $486
5 Years           $839
10 Years        $1,834


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been lead portfolio manager of Balanced Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.


JOHN V. JOHNSON, Assistant Portfolio Manager. Mr. Johnson is a Chartered Financial Analyst who has been the assistant portfolio manager of Balanced Fund since 2002. Mr. Johnson joined Founders as a senior equity analyst earlier in 2002. Before joining Founders, Mr. Johnson was an equity analyst at American Century Investments from 2001 to 2002, an equity analyst at The Abernathy Group from 1999 to 2001, and an equity analyst at Berger LLC from 1997 to 1999.

DREYFUS FOUNDERS
DISCOVERY FUND
[in margin: Class F Ticker Symbol: FDISX;  Morningstar Category: Small Growth]

Discovery Fund is closed to new investors
(See "About Your Investment - Investing in the Funds" for more information.)

INVESTMENT APPROACH
Discovery Fund seeks capital appreciation. To pursue this goal, the Fund invests primarily in small and relatively unknown companies with high growth potential. Discovery Fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The Fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the Fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

SMALL COMPANY RISK While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INTITAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

[On side panel: KEY CONCEPTS
SMALL-CAP COMPANIES are generally those companies with market capitalizations of less than $2.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.
MARKET CAPITALIZATION is the value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.]

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.


Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

 1994    1995    1996    1997     1998    1999    2000    2001     2002    2003
 ----    ----    ----    ----     ----    ----    ----    ----     ----    ----
-7.75%  31.30%  21.20%  12.00%   14.19%  94.59%  -8.26%  -17.81% -33.08%  36.45%


BEST QUARTER:
Q4 1999 +41.85%

WORST QUARTER:
Q3 2001 -28.04%



Average Annual Total Returns AS OF 12/31/03

Discovery Fund- Class F*              1 YEAR          5 YEARS          10 YEARS
                                   ------------    ------------     -----------

  RETURN BEFORE TAXES                 36.45%           6.03%            9.66%
  RETURN AFTER TAXES ON               36.45%           4.52%            7.39%

DISTRIBUTIONS

  RETURN AFTER TAXES ON               23.69%           4.53%            7.26%

DISTRIBUTIONS
     AND SALE OF FUND SHARES

Russell 2000 Growth Index             48.54%           0.86%            5.43%
*  Inception date 12/29/89


The Russell 2000 Index is a widely recognized unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
                                  % OF AVERAGE

ANNUAL FUND OPERATING EXPENSES            DAILY NET
(EXPENSES PAID FROM FUND ASSETS)           ASSETS
Management fees                             0.84%
Rule 12b-1 fee 1                            0.24%
Other expenses 2                            0.45%
                                            -----
TOTAL ANNUAL FUND OPERATING EXPENSES        1.53%

2 The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund. 2 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.


Expense Example
1 Year            $156
3 Years           $483
5 Years           $834
10 Years        $1,824


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER

ROBERT T. AMMANN, Vice President of Investments. Mr. Ammann is a Chartered Financial Analyst who has been the portfolio manager of Discovery Fund since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996.

DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND
[in margin: Class F Ticker Symbol: FGVSX; Morningstar Category: Intermediate Government]

INVESTMENT APPROACH

Government Securities Fund seeks current income. To pursue this goal, the Fund normally invests at least 80% of its net assets in obligations of the U.S. government. This policy may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association
(GNMA) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. The Fund may invest the remainder of its net assets in securities other than U.S. government securities including, without limitation, securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 20% of its net assets in the securities of any one foreign country.


The weighted average maturity of the Fund will vary depending on our evaluation of market conditions, patterns and trends. There are no limitations on the Fund's overall maturity, nor on the maturity of any individual issues in the Fund.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:


CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Moody's Investors Service, Inc. considers debt securities rated Baa and below to have speculative characteristics. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac") and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.


INTEREST RATE RISK When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

PREPAYMENT RISK This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.


[On side panel:  KEY CONCEPTS
BOND is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date. MATURITY is the length of time until a bond or other debt instrument "matures" or becomes due and payable.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.


Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

  1994     1995    1996   1997    1998    1999    2000    2001    2002     2003
  ----     ----    ----   ----    ----    ----    ----    ----    ----     ----
 -7.50%   11.10%  2.34%   7.90%  9.76%   -3.77%  10.57%   6.37%  10.86%   2.03%


BEST QUARTER:

Q3 1998 +6.15%


WORST QUARTER:
Q1 1994 -4.40%


Average Annual Total Returns AS OF 12/31/03

Government  Securities Fund - Class
F*                                    1 YEAR        5 YEARS       10 YEARS
                                    ------------  ------------   ------------

  RETURN BEFORE TAXES                  2.03%         5.06%          4.78%
  RETURN AFTER TAXES ON                0.83%         3.32%          2.89%

DISTRIBUTIONS
  RETURN AFTER TAXES ON

DISTRIBUTIONS                          1.31%         3.22%          2.86%

   AND SALE OF FUND SHARES

Lehman Brothers U.S. Government        2.37%         6.27%          6.72%
  Composite Index

*     Inception date 3/1/88


The Lehman Brothers U.S. Government Composite Index reflects the performance of public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies and quasi-federal corporations. The Fund's average annual total returns reflect the fee waiver described below under "Fees and Expenses."

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES           % OF AVERAGE DAILY
(EXPENSES PAID FROM FUND ASSETS)             NET ASSETS
Management fees 1                               0.65%
Rule 12b-1 fee 2                                0.25%
Other expenses 1,3                              0.60%
                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITHOUT WAIVERS) 1,2                           1.50%
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITH WAIVERS) 1,2                              0.95%

1 Founders has agreed to reduce the Government Securities Fund's management fee from 0.65% to 0.35% of the Fund's average net assets pursuant to a contractual commitment. This waiver will extend through at least August 31, 2004, and will not be terminated without prior notice to the Funds' Board of Directors. Founders also has agreed to waive certain accounting agent fees indefinitely pursuant to a contractual commitment. 2 Certain 12b-1 fees for the Government Securities Fund have been waived pursuant to a contractual commitment. After the waiver, Class F 12b-1 fees for the Fund were 0.03%. This waiver will extend through at least August 31, 2004, and will not be terminated without prior notice to the Funds' Board of Directors.

3 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.


Expense Example
1 Year            $100
3 Years           $423
5 Years           $769
10 Years        $1,746


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses with waivers. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waivers for each year after year one.

PORTFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Government Securities Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

DREYFUS FOUNDERS
GROWTH FUND
[in margin: Class F Ticker Symbol: FRGRX; Morningstar Category: Large Growth]

INVESTMENT APPROACH
Growth Fund seeks  long-term  growth of capital.  To pursue this goal,  the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

[On side panel: KEY CONCEPTS
Founders uses a BOTTOM-UP APPROACH, meaning we choose Fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

 1994    1995    1996    1997    1998    1999     2000    2001     2002    2003
 ----    ----    ----    ----    ----    ----     ----    ----     ----    ----
-3.35%  45.59%  16.57%  26.60%  25.04%  39.06%  -27.23%  -24.95% -28.96%  31.42%

BEST QUARTER:
Q4 1999 +31.77%

WORST QUARTER:
Q4 2000 -25.03%



Average Annual Total Returns AS OF 12/31/03

Growth Fund - Class F*               1 YEAR       5 YEARS        10 YEARS
                                   -----------  -------------  --------------

  RETURN BEFORE TAXES                31.42%        -6.65%          6.29%
  RETURN AFTER TAXES ON              31.42%        -8.34%          3.84%

DISTRIBUTIONS

  RETURN AFTER TAXES ON              20.42%        -5.74%          4.55%

DISTRIBUTIONS
    AND SALE OF FUND SHARES

Russell 1000 Growth Index            29.75%        -5.11%          9.21%
S&P 500 Index                        28.68%        -0.57%         11.07%

*  Inception date 1/5/62


The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.
FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
                                          % OF AVERAGE
ANNUAL FUND OPERATING EXPENSES              DAILY NET
 (EXPENSES PAID FROM FUND ASSETS)            ASSETS

Management fees                               0.74%

Rule 12b-1 fee                                0.25%

Other expenses 1                              0.48%
                                              -----
TOTAL ANNUAL FUND OPERATING EXPENSES          1.47%


1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.



Expense Example
1 Year            $150
3 Years           $465
5 Years           $803
10 Years        $1,757


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER

JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Growth Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

DREYFUS FOUNDERS
GROWTH AND INCOME FUND

[in margin: Class F Ticker Symbol: FRMUX;  Morningstar Category: Large Growth]


INVESTMENT APPROACH

Growth and Income Fund seeks long-term growth of capital and income. To pursue this goal, the Fund primarily invests in common stocks of large, well-established and mature companies of great financial strength. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The Fund normally invests at least 65% of its total assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index and that generally pay regular dividends.


The Fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

[On side panel: KEY CONCEPTS
LARGE COMPANIES are generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.
DIVIDEND is a payment of stock or cash from a company's profits to its stockholders.]

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

 1994   1995    1996    1997    1998    1999     2000     2001     2002    2003
 ----   ----    ----    ----    ----    ----     ----     ----     ----    ----
0.53%  29.06%  24.37%  19.40%  17.78%  15.03%  -19.57%  -17.55%  -25.33%  30.67%


BEST QUARTER:
Q4 1999 +17.77%

WORST QUARTER:
Q2 2002 -16.39%



Average Annual Total Returns AS OF 12/31/03

Growth and Income  Fund - Class    1 YEAR        5 YEARS       10 YEARS
F*
                                -------------  ------------   ------------

  RETURN BEFORE TAXES              30.67%        -5.73%          5.39%
  RETURN AFTER TAXES ON            30.64%        -6.50%          2.43%

DISTRIBUTIONS

  RETURN AFTER TAXES ON            19.94%        -4.92%          3.11%

DISTRIBUTIONS
    AND SALE OF FUND SHARES

S&P 500 Index                      28.68%        -0.57%         11.07%
*  Inception date 7/5/38

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
                                  % OF AVERAGE

ANNUAL FUND OPERATING EXPENSES          DAILY NET
(EXPENSES PAID FROM FUND ASSETS)          ASSETS
Management fees                           0.65%
Rule 12b-1 fee 1                          0.07%
Other expenses 2                          0.41%
                                          -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.13%


1 The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund. 2 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.



Expense Example
1 Year            $115
3 Years           $359
5 Years           $622
10 Years        $1,375


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER

JOHN B. JARES, Vice President of Investments. Mr. Jares, Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Growth and Income Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND

[in margin: Class F Ticker Symbol FOIEX; Morningstar Category: Foreign Large Blend]


INVESTMENT APPROACH
International Equity Fund, an international fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

[On side panel: KEY CONCEPTS
INTERNATIONAL FUND is a type of mutual fund that generally invests in securities traded anywhere in the world, except the United States. FOREIGN SECURITIES are securities of issuers, wherever organized, that have their principal business activities outside of the United States. We consider where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

  1994  1995   1996    1997     1998    1999     2000     2001    2002     2003
  ----  ----   ----    ----     ----    ----     ----     ----    ----     ----
              18.60%  16.10%   17.01%  58.71%  -17.65%  -30.35%  -28.30%  37.17%


BEST QUARTER:
Q4 1999 +39.78%

WORST QUARTER:
Q3 2002 -22.48%



Average Annual Total Returns AS OF 12/31/03

International  Equity Fund - Class   1 YEAR       5 YEARS     SINCE INCEPTION*
F*
                                   -----------  ------------  -----------------

  RETURN BEFORE TAXES                37.17%       -2.19%           4.69%
  RETURN AFTER TAXES ON              37.02%       -3.53%           3.24%

DISTRIBUTIONS

  RETURN AFTER TAXES ON              24.35%       -2.24%           3.49%

DISTRIBUTIONS
    AND SALE OF FUND SHARES

Morgan Stanley Capital               39.42%        0.45%           3.60%
International

  World ex U.S. Index

Morgan Stanley Capital               40.83%         n/a             n/a
International

  All-Country World ex U.S. Index
*  Inception date 12/29/95


The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. Since inception performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2003. The MSCI All-Country World ex U.S. Index measures equity market performance in the global developed and emerging markets outside the United States. Historical returns beyond the one-year period are not currently available for the MSCI All-Country World ex U.S. Index. The Fund's average annual total returns reflect the expense limitation described below under "Fees and Expenses."


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.
FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
                                         % OF AVERAGE
ANNUAL FUND OPERATING EXPENSES             DAILY NET

 (EXPENSES PAID FROM FUND ASSETS)            ASSETS
Management fees                              0.75%
Rule 12b-1 fee                               0.25%
Other expenses 1                             1.27%
Expense reimbursement 2                     (0.87%)
                                            -------
TOTAL ANNUAL FUND OPERATING EXPENSES
2                                            1.40%

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 Founders has agreed to permanently limit the total expenses of the Fund pursuant to a contractual commitment so that Class F Total Annual Fund Operating Expenses will not exceed 1.40%.



Expense Example
1 Year            $143
3 Years           $443
5 Years           $766
10 Years        $1,680

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. These examples are based on Total Annual Fund Operating Expenses (with all reimbursements and waivers), which reflect Founders' permanent management fee waiver and expense limitation.

PORTFOLIO MANAGERS

International Equity Fund is co-managed by two portfolio managers, REMI J. BROWNE and DANIEL B. LEVAN. Each is a Chartered Financial Analyst and has been employed by Founders since 2003. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003.

DREYFUS FOUNDERS
MID-CAP GROWTH FUND
[in margin: Class F Ticker Symbol: FRSPX; Morningstar Category: Mid-Cap Growth]

INVESTMENT APPROACH
Mid-Cap Growth Fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. To pursue this goal, the Fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index. This policy may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. The Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

SMALL AND MID-CAP COMPANY RISK While small and mid-cap companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve greater risks of loss and price fluctuations. Small-cap companies, and to an extent mid-cap companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small or mid-cap company, if it realizes any gain at all.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.


Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

 1994    1995   1996    1997    1998    1999     2000     2001     2002    2003
 ----    ----   ----    ----    ----    ----     ----     ----     ----    ----
-4.90%  25.69% 15.33%  16.40%  -1.73%  42.27%  -23.69%  -20.41%  -24.50%  36.64%


BEST QUARTER:
Q4 1999 +33.99%

WORST QUARTER:
Q3 1998 -29.87%



Average Annual Total Returns AS OF 12/31/03

Mid-Cap Growth Fund - Class F*       1 YEAR         5 YEARS      10 YEARS
                                  -------------   ------------  ------------

  RETURN BEFORE TAXES                36.64%         -2.27%         3.47%
  RETURN AFTER TAXES ON              36.64%         -5.59%         0.03%

DISTRIBUTIONS

  RETURN AFTER TAXES ON              23.82%         -3.26%         1.28%

DISTRIBUTIONS
    AND SALE OF FUND SHARES

Russell Midcap Growth Index          42.71%          2.01%         9.40%
* Inception date 9/8/61


The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES            % OF AVERAGE
 (EXPENSES PAID FROM FUND ASSETS)       DAILY NET ASSETS

Management fees                              0.81%
Rule 12b-1 fee 1                             0.24%
Other expenses 2                             0.46%
                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES         1.51%

1 The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund. 2 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.


Expense Example
1 Year            $154
3 Years           $477
5 Years           $824
10 Years        $1,802


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER

KEVIN S. SONNETT, Vice President of Investments. Mr. Sonnett is a Chartered Financial Analyst who has been the portfolio manager of Mid-Cap Growth Fund since 1999. He joined Founders in 1997 as an equity analyst for the small- and mid-cap team.

DREYFUS FOUNDERS
MONEY MARKET FUND
[in margin: Class F Ticker Symbol: FMMXX]

INVESTMENT APPROACH
Money Market Fund seeks maximum current income consistent with the preservation of capital and liquidity. To pursue this goal, the Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less, including those issued by:
o     Corporate issuers
o     U.S. government and its agencies and instrumentalities
o     U.S. and foreign banks

Money market funds are subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

INTEREST RATE RISK When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tend to reduce its yield.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

INFLATION RISK Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

An investment in Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Depending on market conditions, the Fund may be more heavily invested in government obligations, which could reduce the Fund's yield.

[On side panel:  KEY CONCEPTS
MONEY MARKET is the economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.



Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES
 1994    1995   1996   1997   1998   1999    2000    2001    2002    2003
 ----    ----   ----   ----   ----   ----    ----    ----    ----    ----
 3.40%   5.10%  4.51%  4.70%  4.67%   4.35%   5.62%   3.40%  0.98%   0.34%


BEST QUARTER:
Q4 2000 +1.46%

WORST QUARTER:

Q4 2003 +0.06%


Average Annual Total Returns AS OF 12/31/03

                               1 YEAR         5 YEARS      10 YEARS
                             ------------   ------------  ------------

Money Market Fund - Class F*    0.34%          2.92%         3.75%
*  Inception date 6/23/81

The Fund's average annual total returns reflect the fee waiver described below under "Fees and Expenses."

Money Market Fund's most current seven-day yield is available by calling Founders at 1-800-525-2440.


FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES            % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)        DAILY NET ASSETS
Management fees 1                            0.50%
Rule 12b-1 fee                                n/a
Other expenses 1,2                           0.41%
                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITHOUT WAIVERS) 1                          0.91%
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITH WAIVERS) 1                             0.83%

1 Founders has agreed to reduce Money Market Fund's management fee from 0.50% to 0.45% of the Fund's average net assets pursuant to a contractual commitment. This waiver will extend through at least August 31, 2004 and will not be terminated without prior notice to the Funds' Board of Directors. Founders also has agreed to waive certain accounting agent fees indefinitely pursuant to a contractual commitment.

2 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
..


Expense Example
1 Year             $88
3 Years           $285
5 Years           $499
10 Years        $1,115


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses with Founders' management fee waiver. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without any waivers for each year after year one.

PORFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Money Market Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

DREYFUS FOUNDERS
PASSPORT FUND

[in margin: Class F Ticker Symbol: FPSSX; Morningstar Category: Foreign Small/Mid Growth]


INVESTMENT APPROACH
Passport Fund, an international small-cap fund, seeks capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its total assets in the equity securities of foreign small-cap companies from a minimum of three countries. These companies may be based in both developed and emerging economies. The Fund may invest in larger foreign companies or in U.S.-based companies if they represent better prospects for capital appreciation.

[On side panel: KEY CONCEPTS
FOREIGN SMALL-CAP COMPANIES are generally those foreign companies with market capitalizations of less than $1.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.]

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


SMALL COMPANY RISK While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.


PORTFOLIO TURNOVER The Fund often may engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover rates likely will be higher than those of other mutual funds with the same investment objective. Higher portfolio turnover rates increase the Fund's brokerage costs and may increase its taxable capital gain distributions, and therefore may adversely affect its performance both before and after taxes. During the fiscal years ended December 31, 2003, 2002 and 2001, the portfolio turnover rates for the Fund were 707%, 495% and 704%, respectively. (A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year.)

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.


Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

 1994     1995    1996  1997    1998    1999     2000     2001     2002    2003
 ----     ----    ----  ----    ----    ----     ----     ----     ----    ----
-10.36%  24.39%  20.05% 1.70%  12.50%  87.44%  -29.65%  -31.76%  -15.93%  75.15%


BEST QUARTER:
Q4 1999 +60.37%

WORST QUARTER:
Q3 2001 -22.62%

Average Annual Total Returns AS OF 12/31/03
Passport Fund - Class F*           1 YEAR         5 YEARS       10 YEARS

                                --------------  ------------  --------------

RETURN BEFORE TAXES                75.15%          5.79%          7.33%
RETURN AFTER TAXES ON              75.15%          3.75%          6.09%

DISTRIBUTIONS
RETURN AFTER TAXES ON

DISTRIBUTIONS                      48.85%          4.08%          5.89%

  AND SALES OF FUND SHARES
Morgan Stanley Capital

International                      39.42%          0.45%          4.73%
  World ex U.S. Index

Morgan Stanley Capital
International

  World ex U.S. Small Cap Index    61.81%           n/a            n/a
* Inception date 11/16/93

The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The MSCI World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States. Historical returns beyond the one-year period are not currently available for this Index.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES              % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)          DAILY NET ASSETS
Management fees                                1.00%
Rule 12b-1 fee                                 0.25%
Other expenses 1                               1.15%
                                               -----
TOTAL ANNUAL FUND OPERATING EXPENSES
 (WITHOUT CUSTODY FEE WAIVER) 2                2.40%

TOTAL ANNUAL FUND OPERATING EXPENSES

 (WITH CUSTODY FEE WAIVER) 2                   2.31%

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 The custodian has agreed to waive a portion of the custody fees through August 31, 2006 pursuant to a contractual commitment.


Expense Example
1 Year            $234
3 Years           $721
5 Years         $1,255
10 Years        $2,714


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER

TRACY P. STOUFFER, Vice President of Investments. Ms. Stouffer is a Chartered Financial Analyst who has been the portfolio manager of Passport Fund since 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Incorporated from 1995 to 1999.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND
[in margin: Class F Ticker Symbol: FWWGX; Morningstar Category: World Stock]

INVESTMENT APPROACH
Worldwide Growth Fund, a global fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions. The Fund's portfolio will normally invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

[On side panel: KEY CONCEPTS
A GLOBAL FUND is a type of mutual fund that may invest in securities traded anywhere in the world, including the United States.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 - CLASS F SHARES

 1994    1995    1996    1997    1998    1999     2000    2001     2002    2003
 ----    ----    ----    ----    ----    ----     ----    ----     ----    ----
-2.16%  20.63%  13.95%  10.60%   9.63%  48.78%  -22.14%  -25.30% -28.92%  36.97%


BEST QUARTER:
Q4 1999 +38.48%

WORST QUARTER:
Q3 2002 -20.75%



Average Annual Total Returns AS OF 12/31/03

Worldwide  Growth  Fund - Class       1 YEAR           5 YEARS       10 YEARS
F*
                                -------------------  ------------   ------------

  RETURN BEFORE TAXES                 36.97%           -3.37%          3.22%
  RETURN AFTER TAXES ON               36.97%           -5.51%          1.29%

DISTRIBUTIONS
  RETURN AFTER TAXES ON

DISTRIBUTIONS                         24.03%           -3.20%          2.22%

    AND SALE OF FUND SHARES
Morgan Stanley Capital

International                         33.11%           -0.77%          7.14%
  World Index

Morgan Stanley Capital
International

  All-Country World Index             33.99%             n/a            n/a
*  Inception date 12/29/89

The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The MSCI All-Country World Index measures equity market performance in the global developed and emerging markets. Historical returns beyond the one-year period are not currently available for the MSCI All-Country World Index.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES            % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)        DAILY NET ASSETS
Management fees                              1.00%
Rule 12b-1 fee                               0.25%
Other expenses 1                             0.73%
                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES         1.98%


1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.



Expense Example
1 Year            $201
3 Years           $621
5 Years         $1,068
10 Years        $2,306


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS
Worldwide Growth Fund is managed by a team of portfolio managers. The portfolio management team is composed of REMI J. BROWNE and DANIEL B. LEVAN, who co-manage the foreign portion of the Fund, and JOHN B. JARES, who manages the domestic portion of the Fund. Each is a Chartered Financial Analyst.

Messrs. Browne and LeVan have been employed by Founders since 2003. Mr. Browne is a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003.


Mr. Jares has been a portfolio manager of Worldwide Growth Fund since 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

MORE ABOUT INVESTMENT
OBJECTIVES, STRATEGIES, AND RISKS

Each of the Funds seeks to achieve its investment objective through its unique investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and provides more detailed information about the risks associated with those strategies. Although we might not always use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the Equity Funds. Government Securities and Money Market are the Income Funds.


FIXED-INCOME SECURITIES
While the Equity Funds generally emphasize investments in equity securities, such as common stocks and preferred stocks, they also may invest in fixed-income securities when we believe that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Equity Funds might invest include bonds, debentures, and other corporate or government obligations. For Balanced and Growth and Income Funds, we also consider current income in the selection of these securities.

ADRS

The  Equity  Funds may  invest in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


SECURITIES THAT ARE NOT READILY MARKETABLE
Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." This limit is 10% for Money Market Fund. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Directors ("Board"), certain restricted securities may be deemed readily marketable, and will not be counted toward the 15%/10% limits.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell such securities or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

DERIVATIVE INSTRUMENTS

Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. The Funds (other than Money Market Fund) may use derivative instruments. Derivatives may be used for the following purposes: to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds (other than Money Market Fund) may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. Government Securities and Balanced Funds also may invest in mortgage-related securities. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objectives.


Certain strategies may hedge all or a portion of a Fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect a Fund against increases in the prices of securities or other instruments the Fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on a Fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on a Fund.

There are special risks in using particular derivative strategies. Using derivatives can cause a Fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, a Fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A Fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may acquire securities of other investment companies, including exchange-traded funds ("ETFs"), subject to the limitations of the Investment Company Act of 1940 ("1940 Act") and the conditions of exemptive orders issued by the SEC. The Funds' purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The Funds (other than Money Market Fund) may invest their uninvested cash reserves in shares of Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS
In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER
The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. The Funds' portfolio turnover rates (other than the Money Market Fund) for prior years are included in the "Financial Highlights" section of this Prospectus. The Funds' current and future portfolio turnover rates may differ significantly from their historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.


INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Equity Funds' growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.


FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

   MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

   REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

   CURRENCY RISK. International Equity and Passport Funds' assets are invested primarily in foreign securities, as are a significant portion of the assets of Worldwide Growth Fund. Since a substantial portion of these Funds' revenues is received in foreign currencies, these Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. These Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

   POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the Fund; and political, economic or social instability.

EMERGING MARKETS RISK. International Equity, Passport and Worldwide Growth Funds may invest in emerging market countries. These are markets in countries that are in the initial stages of their industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk.

   INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of a Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

   CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

THE FUNDS' MANAGER

THE INVESTMENT MANAGER

Founders serves as investment adviser to each of the Funds and is responsible for selecting the Funds' investments and handling their day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is the growth specialist affiliate of The Dreyfus Corporation ("Dreyfus").

In addition to managing each Fund's investments, Founders also provides certain related administrative services to each Fund. For these investment and related administrative services, each Fund pays Founders a management fee. Each Fund's management fee for the fiscal year ended December 31, 2003 was the following percentage of the respective Fund's average daily net assets:

Balanced Fund                 0.65%
Discovery Fund                0.84%
Government Securities Fund    0.35%*
Growth Fund                   0.74%
Growth and Income Fund        0.65%
International Equity Fund     0.75%
Mid-Cap Growth Fund           0.81%
Money Market Fund             0.45%*
Passport Fund                 1.00%
Worldwide Growth Fund         1.00%


*Founders has agreed to reduce Government Securities Fund's management fee from 0.65% to 0.35%, and to reduce Money Market Fund's management fee from 0.50% to 0.45% of the respective Fund's average net assets until at least August 31, 2004.

FOUNDERS' INVESTMENT MANAGEMENT TEAM

To facilitate day-to-day fund management, we use a team system for our Funds. There are four equity investment teams, each targeted toward a particular area of the market: small- to mid-capitalization, large-capitalization, small-capitalization international, and large-capitalization international investments. Each team is composed of members of our Investment Department, including portfolio managers, research analysts, and portfolio traders.


Each of these investment professionals shares ideas, information, knowledge, and expertise to assist in the management of the Funds. Daily decisions on security selection for each Fund rest with the portfolio manager(s) assigned to the Fund. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions. Please see the Fund Summaries for information on each Fund's portfolio manager(s).

Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders employees does not disadvantage any Founders-managed Fund. Founders portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the Fund(s) they advise.


On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Funds (other than Money Market Fund) and two Dreyfus Premier funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of the Funds, and the directors of the two Dreyfus Premier funds. Plaintiff also names the Funds and the two Dreyfus Premier funds as nominal defendants. In the amended complaint, Plaintiff claims that these funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of the Funds and all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.


ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a Class F share of a Fund, and the price you receive upon selling or redeeming a Class F share of a Fund, is called the Class' net asset value (NAV). We calculate NAV by dividing the total net assets of Class F of a Fund by its total number of Class F shares outstanding. We determine the NAV as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the Funds may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the Funds' foreign securities holdings on such days, may affect the value of Fund shares on days when you will not be able to purchase, exchange, or redeem shares.

With the exception of Money Market Fund, the Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' Board, or pursuant to procedures approved by the Board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The securities held by Money Market Fund are valued using the amortized cost method. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

We will price your purchase, exchange, or redemption of Fund Class F shares at the next NAV calculated after your request is received in good order by us or by certain other agents of the Funds or their distributor. If we receive a written transaction request in a language other than English, we may be required to have the request translated into English by a translation service in order to have a clear understanding of the shareholder's instructions. In that event, the request will not be deemed to be in good order until the translation is received.


[On side panel: Third-party investments
If you invest through a third party (rather than directly with the Funds), the policies and fees may be different from those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.]


INVESTING IN THE FUNDS
GRANDFATHERED SHAREHOLDERS
Class F shares of a Fund can be purchased only by:
o Persons or entities who have continuously maintained a Fund account since December 30, 1999.
o Any person or entity listed in the account registration for any Fund account that has been continuously maintained since December 30, 1999, such as joint owners, trustees, custodians, and designated beneficiaries.
o Retirement plans (such as 401(k) plans) that have continuously maintained a Fund account since December 30, 1999. Any such plan may extend the privilege of purchasing Class F shares to new plan participants, and the plan participants may purchase Class F shares with rollover retirement funds.
o Customers of certain financial institutions which offer retirement or other eligible benefit plan programs, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, and which have had relationships with Founders and/or any Fund continuously since December 30, 1999.
o  Founders employees, Fund Board members, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-2440. If you hold Fund shares through a broker/dealer or other financial institution, your eligibility to purchase Class F shares may differ depending on that institution's policies.

DISCOVERY FUND SHAREHOLDERS
Discovery Fund is closed to new investors. Shareholders of the Fund who maintain open Fund accounts may make additional purchases and reinvest dividends and capital gains distributions into their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. Employees of Founders and Fund Board members may also open accounts in Discovery Fund, if they do so directly with Dreyfus Service Corporation, the Funds' distributor.

Discovery Fund shareholders who close their accounts may be prohibited from reactivating their accounts or opening new Discovery Fund accounts. This restriction applies to investments made directly with the distributor as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may have to show they are eligible to purchase Discovery Fund shares before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but there are no current plans to do so.

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENTANT
Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH
A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.




UGMA OR UTMA
(Uniform Gifts to Minors Act or Uniform Transfers to Minors Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set up the account as a UGMA or UTMA.

TRUST

The trust needs to be effective and a Multi-Purpose Certification Form completed before we can establish this type of account.

CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please either attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account or complete a Multi-Purpose Certification Form.


RETIREMENT ACCOUNTS

You may set up the  following  retirement  accounts by completing an IRA Account
Application:


TRADITIONAL IRA

Any adult under age 70 1/2 who has earned income may contribute up to $3,000 (or 100% of compensation, whichever is less) to an IRA for the 2004 tax year. If your spouse is not employed, you can contribute up to $6,000 annually to two IRAs, as long as no more than $3,000 is contributed to a single account.

For the years 2005-2007, the maximum annual individual contribution will be $4,000. In 2008 the limit will be $5,000, and is slated to be increased in later years to keep pace with inflation. In addition, qualifying investors (those who are age 50 or over and have sufficient earned income) may be eligible to make additional "catch-up" contributions to their IRAs.


ROLLOVER IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete an IRA Transfer, Direct Rollover, and Conversion Form.


ROTH IRA
Allows for two types of purchases:

   CONTRIBUTIONS. Any adult who has earned income below certain income limits may contribute up to the same limits in place for traditional IRAs. Contributions to a Roth IRA are NOT tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement.

   You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the annual limitations.

   CONVERSIONS. Conversions/distributions from traditional IRAs to Roth IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth IRAs.

SEP-IRA
Allows   self-employed   persons  or  small  business   owners  to  make  direct
contributions   to  employees'  IRAs  with  minimal   reporting  and  disclosure
requirements.

Each year you will be charged a single $10 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN
A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(K) PLAN
A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Call 1-800-525-2440 for additional information about these retirement accounts.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS

To open a Fund account, please enclose a check payable to "Dreyfus Founders Funds, Inc." for one of the following amounts:
o     $1,000 minimum for most regular accounts
o     $500 minimum for IRA and UGMA/UTMA accounts
o No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $50 or more per month or per pay period

MINIMUM ADDITIONAL INVESTMENTS
o     $100 for payments made by mail, TeleTransfer, wire, and online
o     $50 for Automatic Investment Plan payments
o     $50 for payroll deduction

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS

--------------------------------------------------------------------------------
               HOW TO OPEN      HOW TO ADD TO    HOW TO REDEEM    HOW TO
               A CLASS F        A CLASS F        CLASS F          EXCHANGE CLASS
               ACCOUNT          ACCOUNT          SHARES           F SHARES
--------------------------------------------------------------------------------
BY PHONE       If your account  TeleTransfer     We can send      If you have
1-800-525-2440 with us has      allows you to    proceeds only    telephone
               telephone        make electronic  to the address   exchange
               exchange         purchases        or bank of       privileges,
               privileges, you  directly from a  record. Minimum  you may
               can call to      checking or      redemption -     exchange from
               open a Class F   savings account  $100; $1,000     one Fund to
               account in       at your          minimum for a    another.  The
               another Fund by  request. You     redemption by    names and
               exchange. The    may establish    wire. Phone      registrations
               names and        TeleTransfer     redemption is    need to be
               registrations    when your        not available    identical on
               need to be       account is       on retirement    both accounts.
               identical on     opened, or add   accounts and
               both accounts.   it later by      certain other
               Otherwise, you   completing an    accounts. You
               must complete a  Account Changes  may add phone
               New Account      Form. We charge  redemption
               Application and  no fee for       privileges by
               send it in with  TeleTransfer     completing an
               your investment  transactions.    Account Changes
               check.                            Form.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                         HOW TO OPEN      HOW TO ADD TO    HOW TO REDEEM    HOW TO
                         A CLASS F        A CLASS F        CLASS F          EXCHANGE CLASS
                         ACCOUNT          ACCOUNT          SHARES           F SHARES
------------------------------------------------------------------------------------------
BY MAIL                  Complete the     Make your check  In a letter,     In a letter,
   Dreyfus Founders      proper           payable to       please tell us   include the
   Funds, Inc.           application.     "Dreyfus         the number of    name(s) of the
   P.O. Box 55360        Make your check  Founders Funds,  shares or        account
   Boston, MA            payable to       Inc."  Enclose   dollars you      owner(s), the
   02205-8252            "Dreyfus         a purchase stub  wish to redeem,  Fund and
                         Founders Funds,  (from your most  the name(s) of   account number
If you are using         Inc."  We        recent           the account      you wish to
certified or registered  cannot           confirmation or  owner(s), the    exchange from,
mail or an overnight     establish new    quarterly        Fund and         your Social
delivery service, send   accounts with    statement); if   account number,  Security or
your correspondence to:  third-party      you do not have  and your Social  tax
   Dreyfus Founders      checks.          one, write the   Security or tax  identification
   Funds, Inc.                            Fund name and    identification   number, the
   66 Brooks Drive,                       your account     number. All      dollar or
   Braintree, MA                          number on the    account owners   share amount,
   02184-3839                             check.  For      need to sign     and the
                                          IRAs, please     the request      account you
                                          state the        exactly as       wish to
                                          contribution     their names      exchange
                                          year.            appear on the    into.  The
                                                           account. We can  names and
                                          The Funds do     send proceeds    registrations
                                          not normally     only to the      need  to be
                                          accept           address or bank  identical  on
                                          third-party      of record.       both accounts.
                                          both checks.                      All account
                                                                            owners need to
                                                                            sign the request
                                                                            exactly as their
                                                                            names appear on
                                                                            the accounts.
                                                                            Investors (other
                                                                            than financial
                                                                            services firms)
                                                                            may fax exchange
                                                                            requests to us at
                                                                            1-516-338-3646.

--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                         HOW TO OPEN      HOW TO ADD TO    HOW TO REDEEM    HOW TO
                         A CLASS F        A CLASS F        CLASS F          EXCHANGE CLASS
                         ACCOUNT          ACCOUNT          SHARES           F SHARES
------------------------------------------------------------------------------------------

BY WIRE                  Call us to       Have your bank   $6 fee; $1,000   Not applicable.
                         request an       send your        minimum. Monies
                         account          investment to    are usually
                         application and  Mellon Trust of  received the
                         an account       New England,     business day
                         number.  Have    National         after the date
                         your bank send   Association,     you sell.
                         your investment  with these       Unless
                         to Mellon Trust  instructions:    otherwise
                         of New England,  o     ABA        specified, we
                         National            #011001234    will deduct the
                         Association,     o     DDA        fee from your
                         with these          #562602       redemption
                         instructions:    o     Fund name  proceeds.
                         o     ABA        o     name(s)
                            #011001234       of
                         o     DDA           investor(s)
                            #562602       o     your
                         o     Fund name     account
                         o     your          number
                            account
                            number

                         o     name(s)
                            of
                            investor(s)
                         o     "new
                            account"

                         Once you receive
                         confirmation in the
                         mail of your wire,
                         please mail us your
                         completed application.

--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                         HOW TO OPEN      HOW TO ADD TO    HOW TO REDEEM    HOW TO
                         A CLASS F        A CLASS F        CLASS F          EXCHANGE CLASS
                         ACCOUNT          ACCOUNT          SHARES           F SHARES
------------------------------------------------------------------------------------------
THROUGH OUR WEBSITE      Download,        You may          You may redeem   You may
www.founders.com         complete and     purchase shares  shares through   exchange
ONLINE ACCOUNT ACCESS    mail a signed    through our      our website if   shares using
IS NOT AVAILABLE ON ALL  printout of the  website if you   you have         our website if
ACCOUNTS.                proper           have             TeleTransfer.    you have
                         application.     TeleTransfer.    We can send      telephone
                                                           proceeds to      exchange
                                                           your bank of     privileges.
                                                           record.  Online
                                                           redemptions are
                                                           not available
                                                           on retirement
                                                           accounts and
                                                           certain other
                                                           accounts.
--------------------------------------------------------------------------------------------
THROUGH AUTOMATIC        Automatic        Automatic        Systematic       Fund-to-Fund
TRANSACTION PLANS        Investment Plan  Investment Plan  Withdrawal Plan  Investment
                         (AIP) allows     (AIP)  allows    permits you to   Plan allows
                         you to make      you to make      receive a fixed  you to
                         electronic       electronic       sum on a         automatically
                         purchases        purchases        monthly,         exchange a
                         directly from a  directly from a  quarterly or     fixed dollar
                         checking or      checking or      annual basis     amount from
                         savings          savings          from accounts    one Fund to
                         account. The     account. The     with a value of  purchase
                         minimum to open  minimum to open  $5,000 or        shares in
                         an account is    an account is    more. Payments   another Fund.
                         $50 per month.   $50 per month.   may  be  sent
                         Once             Once             electronically
                         established,     established,     to your bank of
                         AIP purchases    AIP purchases    record or to
                         take  place      take  place      you in check
                         automatically    automatically    form.
                         on               on
                         approximately    approximately
                         the 5th and/or   the 5th and/or
                         20th of the      20th of the
                         month.  We       month.  We
                         charge no fee    charge no fee
                         for AIP.         for AIP.

--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                         HOW TO OPEN      HOW TO ADD TO    HOW TO REDEEM    HOW TO
                         A CLASS F        A CLASS F        CLASS F          EXCHANGE CLASS
                         ACCOUNT          ACCOUNT          SHARES           F SHARES
------------------------------------------------------------------------------------------
FASTLINE(TM)             Follow           Follow           We can send      Follow
                         instructions     instructions     proceeds only    instructions
1-800-947-FAST (3278)    provided when    provided when    to the bank of   provided when
Automated telephone      you call to      you call to add  record.          you call.
account access service   open a Class F   to your account  Minimum          $100 minimum.
                         account in a     via              redemption -
                         new Fund.        TeleTransfer.    $100.  Phone
                                                           redemption is
                                                           not available
                                                           on retirement
                                                           accounts and
                                                           certain other
                                                           accounts. You
                                                           may add phone
                                                           redemption
                                                           privileges by
                                                           completing an
                                                           Account Changes
                                                           Form.

--------------------------------------------------------------------------------------------

REDEEMING SHARES
SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER

Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to eight business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.


INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS
If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS
Please call 1-800-525-2440 for the appropriate form.

TRUST ACCOUNTS
The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days or other documentation acceptable to us.



CORPORATION OR OTHER ENTITY
A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE
For your  protection,  we require a guaranteed  signature  if you  request:
o a redemption check made payable to anyone other than the shareholder(s) of record
o    a redemption check mailed to an address other than the address of record
o a redemption check or wire sent to a bank other than the bank we have on file
o a redemption check for $10,000 or more mailed to an address of record that has been changed within 30 days of your request
o a redemption for $100,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:
o     bank
o     broker/dealer
o     credit union (if authorized under state law)
o     securities exchange/association
o     clearing agency
o     savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS
We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee" above) If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.


BY WIRE
$6 fee; $1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY TELETRANSFER
No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds (other than Money Market Fund) also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

TRANSACTION POLICIES
We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-525-2440 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from Money Market Fund to another Fund of their choice on a predetermined date, such as the day after annual distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE(TM), OR THROUGH OUR WEBSITE. The Funds, Founders, Dreyfus Service Corporation (the Funds' distributor) and their agents are not responsible for the authenticity of purchase, exchange, or redemption instructions received by phone, fax, FASTLINE, or through our website.


By signing a New Account Application or an IRA Account Application (unless specifically declined on the Application), by providing other written (for redemptions), verbal (for exchanges), or electronic authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Founders, Dreyfus Service Corporation and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application or provided through our website, including their possibly effecting unauthorized or fraudulent transactions.


As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or Internet instructions are genuine, the Fund may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:
o     requiring personal identification prior to acting upon instructions
o     providing written confirmation of such transactions
o     tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS
Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or their distributor. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone or the Internet, consider sending your order by overnight delivery service.


FAX TRANSMISSIONS
Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

CERTIFICATES
The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

U.S. DOLLARS
Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you may be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Fund.


CONFIRMATION STATEMENTS
We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

ACCOUNT MINIMUMS
The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.

We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

WE RESERVE THE RIGHT TO:
o     reject any investment or application
o     cancel any purchase due to nonpayment

o     modify the conditions of purchase at any time
o     waive or lower investment minimums
o     limit the amount that may be purchased
o close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds


MARKET TIMERS

Market timing or other abusive trading practices are not permitted in our Funds.

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group, who in the Fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period), although the Fund reserves the right to refuse any purchase or exchange request from any investor believed to have a history of abusive trading or whose trading, in Founders' or DSC's judgment, has been or may be disruptive to the Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. The Funds also reserve the right to delay delivery of a market timer's redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.

We will take reasonable steps to seek to prevent excessive short-term trading in our Funds. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.


FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES
Our Investor Services Representatives are available to assist you. For your protection, we record calls to Investor Services. Call 1-800-525-2440.

24-HOUR ACCOUNT INFORMATION
o BY PHONE: 1-800-947-FAST (3278) FASTLINE(TM), our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a touch-tone phone.


o FROM OUR WEBSITE: By visiting www.founders.com, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, educational articles, and much more 24 hours a day. Shareholders may access account transaction histories, quarterly statements, and account balances, and conduct purchase, exchange, and redemption transactions. Online account access is not available on all accounts.

DAILY CLOSING PRICES

FASTLINE(TM) features the latest Class F closing prices for the Funds, updated each business day. Call 1-800-947-FAST (3278) 24 hours a day, or reach us on the Internet at www.founders.com.


For some of the Funds, Class F prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Dreyfus Founders."

ESTABLISHING ADDITIONAL SERVICES
Many convenient service options are available for accounts. You may call 1-800-525-2440 to request a form or download a form at WWW.FOUNDERS.COM to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)
Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to a Class F Account Through Automatic Transaction Plans."

TELETRANSFER PROGRAM
Allows you to purchase or redeem Fund shares with a phone call or on our website at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the TeleTransfer program.

TELEPHONE/ONLINE REDEMPTIONS
Available for regular (non-retirement) accounts only.

TELEPHONE/ONLINE EXCHANGES
Allows you to exchange money between identically registered accounts.

CHECKWRITING
o     Available on Government Securities and Money Market Funds
o     May be established with a minimum account balance of $1,000
o     No fee for this service
o     Minimum amount per check:  $500

DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS
If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends.

SYSTEMATIC WITHDRAWAL PLAN
Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

If a shareholder elects to receive systematic withdrawals by check and either the U.S. Postal Service cannot deliver the check, or we receive notice that the shareholder is deceased, we reserve the right to terminate the shareholder's systematic withdrawal plan.

FUND-TO-FUND INVESTMENT PLAN
Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

DISTRIBUTION PURCHASE PROGRAM
Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

PAYROLL REDUCTION
Allows you to make automatic purchases of at least $50 per pay period through payroll deduction.

HOUSEHOLDING
To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request. If you'd like to reduce mailbox clutter even more, sign up at www.founders.com/ecommunications to receive hyperlinks to these documents by e-mail.

DIVIDENDS AND DISTRIBUTIONS

Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds intend to distribute any tax-based net realized investment income on an annual basis each December. Balanced Fund intends to distribute any tax-based net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute any net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us.

All Funds intend to distribute any tax-based net realized capital gains each December. The Government Securities and Money Market Funds are not likely to distribute capital gains. From time to time, the Funds may make distributions in addition to those described above.

You have the option of reinvesting income dividends and capital gain distributions in shares of the Funds or receiving these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the

Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES

The Funds distribute to their shareholders any net investment income and net realized capital gains they receive. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been in the Fund and whether you reinvest your distributions or receive them in cash.


All dividends of net investment income from the Funds, such as dividends and interest on investments, will be taxable to you at your ordinary income tax rate. Qualified dividends from domestic corporations and certain qualified foreign corporations will be taxed at a reduced rate. A portion of the dividends may qualify for dividends-received deduction for corporations, although distributions from the Government Securities and Money Market Funds generally are not expected to qualify.


In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

SHAREHOLDER AND TRANSFER AGENCY SERVICES


The Funds have entered into a shareholder services agreement with DSC pursuant to which DSC provides certain shareholder-related services to the Funds. The Funds pay DSC a monthly fee for these services. Out of this fee, DSC pays the fees charged by the Funds' transfer agent, Dreyfus Transfer, Inc. ("DTI").


Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. This reduces or eliminates the need for those services to be provided by DSC and/or DTI. In such cases, the Funds may pay a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees.



FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended December 31, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Class F shares of a Fund, assuming reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report and the Funds' financial statements are included in the Funds' 2003 Annual Reports, which are available upon request or at www.founders.com.

DREYFUS FOUNDERS BALANCED FUND - CLASS F

                                                      YEAR ENDED DECEMBER 31
                                               2003     2002     2001      2000     1999
PER SHARE DATA
Net Asset Value - beginning of year           $6.69    $8.20    $9.22    $10.47   $12.19
                                          -----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                          0.06     0.07     0.10      0.15     0.32
Net realized and unrealized gains
(losses) on securities                         1.20   (1.50)   (1.02)    (1.23)   (0.61)
                                          -----------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               1.26   (1.43)   (0.92)    (1.08)   (0.29)
                                          -----------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                   (0.07)   (0.08)   (0.10)    (0.15)   (0.32)
From net realized gains                        0.00     0.00     0.00    (0.02)   (1.11)
                                          -----------------------------------------------
TOTAL DISTRIBUTIONS                          (0.07)   (0.08)   (0.10)    (0.17)   (1.43)
                                          -----------------------------------------------
Net Asset Value - end of year                 $7.88    $6.69    $8.20     $9.22   $10.47
                                          ===============================================
TOTAL RETURN                                 18.96% (17.46%)  (9.94%)  (10.44%)  (2.22%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)    $119,835 $130,314 $297,068  $552,675 $1,055,825
Net expenses to average net assets 1          1.54%    1.42%    1.22%     1.07%    0.97%
Gross expenses to average net assets 1        1.54%    1.43%    1.23%     1.08%    0.98%
Net investment income to average net          0.93%    0.99%    1.20%     1.41%    2.64%
assets
Portfolio turnover rate 2                      108%     122%     111%      126%     218%

1 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

2 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS DISCOVERY FUND - CLASS F

                                                       YEAR ENDED DECEMBER 31

                                               2003       2002     2001      2000      1999
PER SHARE DATA
Net Asset Value - beginning of year          $19.04     $28.45   $34.74    $40.86    $24.37
                                           ------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                          (0.35)     (0.36)   (0.20)    (0.07)    (0.08)
Net realized and unrealized gains              7.29     (9.05)   (5.99)    (3.44)     22.72
(losses) on securities
                                           ------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               6.94     (9.41)   (6.19)    (3.51)     22.64
                                           ------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                     0.00       0.00     0.00      0.00      0.00
From net realized gains                        0.00       0.00   (0.10)    (2.61)    (6.15)
                                           ------------------------------------------------
TOTAL DISTRIBUTIONS                            0.00       0.00   (0.10)    (2.61)    (6.15)
                                           ------------------------------------------------
Net Asset Value - end of year                $25.98     $19.04   $28.45    $34.74    $40.86
                                           ================================================
TOTAL RETURN                                 36.45%   (33.08%) (17.81%)   (8.26%)    94.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)    $638,880   $498,970 $847,330 $1,066,003 $806,152
Net expenses to average net assets 1          1.53%      1.40%    1.24%     1.25%     1.45%
Gross expenses to average net assets 1        1.53%      1.41%    1.25%     1.28%     1.46%
Net investment loss to average net assets   (1.29%)    (1.13%)  (0.64%)   (0.46%)   (0.96%)
Portfolio turnover rate 2                      130%       128%     110%      108%      157%

1 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

2 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND - CLASS F

                                                     YEAR ENDED DECEMBER 31
                                              2003      2002       2001     2000    1999
PER SHARE DATA
Net Asset Value - beginning of year         $10.18     $9.55      $9.41    $8.96   $9.74
                                         ------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                         0.34      0.38       0.45     0.47    0.42
Net realized and unrealized gains           (0.14)      0.63       0.14     0.45  (0.78)
(losses) on securities
                                         ------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              0.20      1.01       0.59     0.92  (0.36)
                                         ------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                  (0.34)    (0.38)     (0.45)   (0.47)  (0.42)
From net realized gains 1                     0.00      0.00       0.00     0.00    0.00
                                         ------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.34)    (0.38)     (0.45)   (0.47)  (0.42)
                                         ------------------------------------------------
Net Asset Value - end of year               $10.04    $10.18      $9.55    $9.41   $8.96
                                         ================================================
TOTAL RETURN                                 2.03%    10.86%      6.37%   10.57% (3.77%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)    $12,809   $15,318    $11,967  $10,384 $13,276
Net expenses to average net assets 2,3       0.94%     0.92%      0.98%    1.29%   1.31%
Gross expenses to average net assets 2,3     0.95%     0.93%      1.00%    1.35%   1.35%
Net investment income to average net         3.36%     3.90%      4.67%    5.13%   4.47%
assets3
Portfolio turnover rate 4                      52%       28%        73%      88%    127%

1 Distributions from net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

2 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

3 Certain fees were waived by the management company or its affiliates. Had these fees not been waived, the net expenses to average net assets ratios would have been 1.49% (2003), 1.47% (2002), 1.48% (2001), 1.49% (2000), and 1.49%
(1999).  The gross  expenses to average net assets  ratios would have been 1.50%
(2003),  1.48% (2002),  1.50% (2001),  1.55% (2000),  and 1.53% (1999).  The net
investment income to average net assets ratios would have been 2.81% (2003), 3.35% (2002), 4.17% (2001), 4.93% (2000), and 4.29% (1999).

4 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS GROWTH FUND - CLASS F

                                                     YEAR ENDED DECEMBER 31
                                             2003      2002      2001      2000     1999
PER SHARE DATA
Net Asset Value - beginning of year         $7.48    $10.53    $14.03    $23.87   $20.41
                                        -------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                        (0.17)    (0.22)    (0.15)    (0.21)   (0.09)
Net realized and unrealized gains            2.52    (2.83)    (3.35)    (6.21)     7.73
(losses) on securities
                                        -------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             2.35    (3.05)    (3.50)    (6.42)     7.64
                                        -------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income 1                 0.00      0.00      0.00      0.00     0.00
From net realized gains                      0.00      0.00      0.00    (3.42)   (4.18)
                                        -------------------------------------------------
TOTAL DISTRIBUTIONS                          0.00      0.00      0.00    (3.42)   (4.18)
                                        -------------------------------------------------
Net Asset Value - end of year               $9.83     $7.48    $10.53    $14.03   $23.87
                                        =================================================
TOTAL RETURN                               31.42%  (28.96%)  (24.95%)  (27.23%)   39.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)  $484,742  $443,307  $865,425 $1,441,466 $3,323,606
Net expenses to average net assets 2        1.47%     1.37%     1.30%     1.06%     1.08%
Gross expenses to average net assets 2      1.47%     1.38%     1.31%     1.07%     1.09%
Net investment loss to average net        (0.41%)   (0.46%)   (0.58%)   (0.58%)    (0.47%)
assets
Portfolio turnover rate 3                    124%      139%      152%      182%      117%

1 Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.

2 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

3 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS GROWTH AND INCOME FUND - CLASS F

                                                     YEAR ENDED DECEMBER 31
                                              2003      2002       2001     2000    1999
PER SHARE DATA
Net Asset Value - beginning of year          $3.50     $4.69      $5.69    $7.61   $7.32
                                         ------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) 1                0.00      0.00       0.00   (0.02)    0.00
Net realized and unrealized gains             1.07    (1.19)     (1.00)   (1.47)    1.06
(losses) on securities
                                         ------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              1.07    (1.19)     (1.00)   (1.49)    1.06
                                         ------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income 2                  0.00      0.00       0.00     0.00    0.00
From net realized gains 2                     0.00      0.00       0.00   (0.43)  (0.77)
                                         ------------------------------------------------
TOTAL DISTRIBUTIONS                           0.00      0.00       0.00   (0.43)  (0.77)
                                         ------------------------------------------------
Net Asset Value - end of year                $4.57     $3.50      $4.69    $5.69   $7.61
                                         ================================================
TOTAL RETURN                                30.67%  (25.33%)   (17.55%) (19.57%)  15.03%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of year (000s omitted)     $233,333  $191,701   $288,752 $385,816 $535,035
Net expenses to average net assets 3         1.13%     1.08%      1.14%    1.10%   1.12%
Gross expenses to average net assets 3       1.13%     1.08%      1.14%    1.12%   1.13%
Net investment income (loss) to average      0.06%     0.11%      0.02%  (0.24%) (0.05%)
net assets
Portfolio turnover rate 4                     123%      152%       144%     165%    165%

1 Net investment income (loss) for the years ended December 31, 2003, 2002, 2001 and 1999 aggregated less than $0.01 on a per share basis.

2 Distributions from net investment income for the years ended December 31, 2003 and 2002 and distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

3 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

4 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND - CLASS F

                                                      YEAR ENDED DECEMBER 31
                                               2003      2002      2001      2000    1999
PER SHARE DATA
Net Asset Value - beginning of year           $7.18    $10.03    $14.40    $19.87  $14.03
                                          ------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                          (0.01)    (0.05)    (0.07)    (0.08)  (0.05)
Net realized and unrealized gains
(losses) on securities                        2.68     (2.79)    (4.30)    (3.49)    8.07
                                          ------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               2.67    (2.84)    (4.37)    (3.57)    8.02
                                          ------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                   (0.07)    (0.01)      0.00      0.00    0.00
From net realized gains                        0.00      0.00      0.00    (1.90)  (2.18)
                                          ------------------------------------------------
TOTAL DISTRIBUTIONS                          (0.07)    (0.01)      0.00    (1.90)  (2.18)
                                          ------------------------------------------------
Net Asset Value - end of year                 $9.78     $7.18    $10.03    $14.40  $19.87
                                          ================================================
TOTAL RETURN                                 37.17%  (28.30%)  (30.35%)  (17.65%)  58.71%

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)      $9,837    $9,321   $16,640   $30,040 $35,607
Net expenses to average net assets 1,2        1.40%     1.40%     1.52%     1.80%   1.80%
Gross expenses to average net assets 1,2      1.40%     1.40%     1.55%     1.84%   1.82%
Net investment income (loss) to average       0.80%     0.12%   (0.26%)   (0.55%) (0.36%)
net assets 2
Portfolio turnover rate 3                      144%      220%      213%      184%    205%

1 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

2 Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed an/or waived, the net expenses to average net assets ratios would have been 2.52% (2003), 2.13% (2002), 1.96%
(2001), 1.91% (2000), and 1.97% (1999). The gross expenses to average net assets ratios would have been 2.52% (2003), 2.13% (2002), 1.99% (2001), 1.95% (2000), and 1.99% (1999). The net investment income (loss) to average net assets ratios would have been (0.32%) (2003), (0.61%) (2002), (0.70%) (2001), (0.66%) (2000),
and (0.53%) (1999).

3 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS MID-CAP GROWTH FUND - CLASS F

                                                      YEAR ENDED DECEMBER 31
                                               2003      2002      2001      2000    1999
PER SHARE DATA
Net Asset Value - beginning of year           $2.62     $3.47     $4.36     $8.68   $7.44
                                          ------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   0.02    (0.04)    (0.05)    (0.03)  (0.08)
Net realized and unrealized gains              0.94    (0.81)    (0.84)    (2.06)    3.12
(losses) on securities
                                          ------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               0.96    (0.85)    (0.89)    (2.09)    3.04
                                          ------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income 1                   0.00      0.00      0.00      0.00    0.00
From net realized gains                        0.00      0.00      0.00    (2.23)  (1.80)
                                          ------------------------------------------------
TOTAL DISTRIBUTIONS                            0.00      0.00      0.00    (2.23)  (1.80)
                                          ------------------------------------------------
Net Asset Value - end of year                 $3.58     $2.62     $3.47     $4.36   $8.68
                                          ================================================
TOTAL RETURN                                 36.64%  (24.50%)  (20.41%)  (23.69%)  42.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)    $159,161   $89,970  $119,708  $166,365 $253,385
Net expenses to average net assets 2          1.50%     1.56%     1.37%     1.36%   1.40%
Gross expenses to average net assets 2        1.51%     1.56%     1.39%     1.39%   1.42%
Net investment loss to average net assets   (1.01%)   (1.22%)   (0.84%)   (0.92%) (0.98%)
Portfolio turnover rate 3                      160%      216%      214%      226%    186%

1 Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.

2 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

3 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS MONEY MARKET FUND - CLASS F

                                                        YEAR ENDED DECEMBER 31
                                                2003      2002      2001      2000     1999
PER SHARE DATA
Net Asset Value - beginning of year            $1.00     $1.00     $1.00     $1.00    $1.00
                                           -------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income 1                         0.00      0.01      0.03      0.05     0.04
Net realized and unrealized gains               0.00      0.00      0.00      0.00     0.00
(losses) on securities
                                           -------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                0.00      0.01      0.03      0.05     0.04
                                           -------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income 2                    0.00    (0.01)    (0.03)    (0.05)   (0.04)
From net realized gains                         0.00      0.00      0.00      0.00     0.00
                                           -------------------------------------------------
TOTAL DISTRIBUTIONS                             0.00    (0.01)    (0.03)    (0.05)   (0.04)
                                           -------------------------------------------------
Net Asset Value - end of year                  $1.00     $1.00     $1.00     $1.00    $1.00
                                           =================================================
TOTAL RETURN                                   0.34%     0.98%     3.40%     5.62%    4.35%

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)      $45,094   $60,086   $75,928  $103,953  $92,866
Net expenses to average net assets 3,4         0.83%     0.80%     0.79%     0.84%    0.89%
Gross expenses to average net assets 3,4       0.83%     0.80%     0.79%     0.87%    0.91%
Net investment income to average net           0.35%     0.98%     3.38%     5.54%    4.30%
assets 4

1 Net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

2 Distributions from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

3 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

4 Certain fees were waived by the management company or its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been waived, the net expenses to average net assets ratios would have been 0.91% (2003), 0.87% (2002) and 0.84% (2001). The gross expenses to average net assets ratios would have been 0.91% (2003), 0.87% (2002) and 0.84% (2001). The net investment income to average net asseets ratios would have been 0.27% (2003), 0.91% (2002) and 3.33% (2001).

See notes to financial statements.

DREYFUS FOUNDERS PASSPORT FUND - CLASS F

                                                      YEAR ENDED DECEMBER 31
                                               2003      2002      2001      2000    1999
PER SHARE DATA
Net Asset Value - beginning of year           $8.13     $9.67    $14.17    $22.93  $14.93
                                          ------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                          (0.14)    (0.23)    (0.22)    (0.19)  (0.11)
Net realized and unrealized gains              6.25    (1.31)    (4.28)    (6.60)   12.94
(losses) on securities
                                          ------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               6.11    (1.54)    (4.50)    (6.79)   12.83
                                          ------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                     0.00      0.00      0.00      0.00    0.00
From net realized gains                        0.00      0.00      0.00    (1.97)  (4.83)
                                          ------------------------------------------------
TOTAL DISTRIBUTIONS                            0.00      0.00      0.00    (1.97)  (4.83)
                                          ------------------------------------------------
Net Asset Value - end of year                $14.24     $8.13     $9.67    $14.17  $22.93
                                          ================================================
TOTAL RETURN                                 75.15%  (15.93%)  (31.76%)  (29.65%)  87.44%

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)     $78,759   $50,742   $78,574  $182,036 $261,437
Net expenses to average net assets 1, 2       2.31%     2.18%     1.90%     1.59%   1.63%
Gross expenses to average net assets 1, 2     2.31%     2.18%     1.92%     1.61%   1.64%
Net investment loss to average net          (0.45%)   (0.74%)   (0.30%)   (0.88%) (0.91%)
assets 2
Portfolio turnover rate 3                      707%      495%      704%      535%    330%

1 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

2 Certain fees were waived by the custodian for the years ended December 31, 2003 and 2002. Had these fees not been waived, the net expenses to average net assets ratios would have been 2.40% (2003) and 2.21% (2002). The gross expenses to average net assets ratios would have been 2.40% (2003) and 2.21% (2002). The net investment loss to average net assets ratios would have been (0.54%) (2003) and (0.77%) (2002).

3 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND - CLASS F

                                                       YEAR ENDED DECEMBER 31
                                                 2003      2002      2001     2000     1999
PER SHARE DATA
Net Asset Value - beginning of year             $8.33    $11.72    $15.69   $25.17   $22.06
                                           -------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment  loss                           (0.13)    (0.13)    (0.14)   (0.16)   (0.06)
Net realized and unrealized gains                        (3.26)    (3.83)   (5.45)    10.11
(losses) on securities 3.21
                                           -------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 3.08    (3.39)    (3.97)   (5.61)    10.05
                                           -------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                       0.00      0.00      0.00     0.00     0.00
From net realized gains                          0.00      0.00      0.00   (3.87)   (6.94)
                                           -------------------------------------------------
TOTAL DISTRIBUTIONS                              0.00      0.00      0.00   (3.87)   (6.94)
                                           -------------------------------------------------
Net Asset Value - end of year                  $11.41     $8.33    $11.72   $15.69   $25.17
                                           =================================================
TOTAL RETURN                                   36.97%  (28.92%)  (25.30%) (22.14%)   48.78%

RATIOS/SUPPLEMENTAL DATA
Net Assets - end of year (000s omitted)       $70,566   $59,890  $101,592 $176,405 $284,839
Net expenses to average net assets 1, 2         1.97%     1.84%     1.60%    1.52%    1.53%
Gross expenses to average net assets 1, 2       1.97%     1.84%     1.61%    1.54%    1.55%
Net investment loss to average net assets     (0.47%)   (0.55%)   (0.50%)  (0.67%)  (0.27%)
2
Portfolio turnover rate 3                        138%      211%      145%     210%     157%

1 Ratio of net expenses to average net assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of gross expenses to average net assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

2 Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expenses to average net assets ratio would have been 1.98%. The gross expenses to average net assets ratio would have been 1.98%. The net investment loss to average net assets ratio would have been (0.48%).

3 Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

FOR FURTHER INFORMATION
More information about the Funds is available to you free of charge. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports. In addition, a current Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semiannual Reports and the SAI, or obtain other information:

   -----------------------------------------------------------------------------
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                                        Funds
                                144 Glenn Curtiss
                             Boulevard Uniondale, NY
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                                        comments@founders.com.
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                                        downloaded at www.founders.com.  Fund
                                        documents also can be viewed or
                                        downloaded from the EDGAR database on
                                        the Securities and Exchange
                                        Commission's Internet site at
                                        www.sec.gov.
   -----------------------------------------------------------------------------
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   THE SECURITIES AND EXCHANGE          Commission at PUBLICINFO@SEC.GOV.
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                          DREYFUS FOUNDERS FUNDS [Logo]


                                  Dreyfus Founders Funds' SEC File No. 811-01018

DREYFUS FOUNDERS
BALANCED FUND



Pursuing current income and capital appreciation through investments in stocks and bonds


P R O S P E C T U S   May 1, 2004


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                     As with all mutual  funds,  the  Securities
                                     and Exchange Commission has not approved or
                                     disapproved these securities or passed upon
                                     the  adequacy  of  this   prospectus.   Any
                                     representation   to  the   contrary   is  a
                                     criminal offense.

[in margin:
DREYFUS FOUNDERS BALANCED FUND
Ticker Symbols
CLASS A:  FRIDX
CLASS B:  FRIBX
CLASS C:  FRICX
CLASS R:  FRIRX
CLASS T:  FRIUX]

CONTENTS


THE FUND
--------------------------------------------------------------------------

  Investment Approach...................................................79
  Main Risks............................................................79
  Past Performance......................................................80
  Expenses..............................................................82
  More About Investment Objective, Strategies, and Risks................83
  Management............................................................86
  Financial Highlights..................................................88


YOUR INVESTMENT
--------------------------------------------------------------------------

  Account Policies......................................................94
  Distributions and Taxes..............................................100
  Services for Fund Investors..........................................102
  Instructions for Regular Accounts....................................104
  Instructions for IRAs................................................107


FOR MORE INFORMATION
--------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks current income and capital appreciation. To pursue this goal, the fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.

o For the equity portion of its portfolio, the fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the fund may also invest in non-dividend-paying companies if they offer better prospects for capital appreciation. Normally, the fund will invest a significant percentage (at least 25%, but no more than 75%) of its total assets in equity securities.
o The fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Fixed-income securities in which the fund might invest include bonds, debentures, and other corporate or government obligations. Current income and the potential for capital appreciation are considered in the selection of these securities. Normally, the fund will not invest more than 75% of its total assets in fixed-income securities, but the fund may invest up to 100% of its assets in such securities for temporary defensive purposes.
o The fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

Founders Asset Management LLC ("Founders") manages the equity portion of the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

MAIN RISKS

The primary risks of investing in this fund are:
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not Founders' assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

o INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of the fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.
o CREDIT RISK. The value of the debt securities held by the fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.
o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
o ASSET ALLOCATION RISK. The fund's asset allocation between equities and fixed-income securities will vary depending on the portfolio manager's evaluation of general market and economic conditions. If this assessment is incorrect, the fund's returns may vary considerably from other balanced funds with different equity/fixed income asset allocations.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.
DIVIDEND:  a payment  of stock or cash  from a  company's  profits  to its stockholders.
DEBT SECURITY: represents money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are all examples of debt securities.
BOND: an IOU issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES


 1994    1995   1996   1997   1998   1999    2000      2001     2002     2003
 ----    ----   ----   ----   ----   ----    ----      ----     ----     ----
                                            -10.21%  -10.46%  -17.85%   18.81

BEST QUARTER:     Q4 `01            +12.98%
WORST QUARTER:    Q3 `01            -17.46%


The following table compares the performance of each share class to the performance of appropriate broad-based indexes. These returns include applicable sales loads and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/03


                       1 Year         Since
                                    Inception*
                    -------------  -------------

CLASS A                11.94%         -7.27%
RETURNS BEFORE TAXES

CLASS A                11.76%         -7.62%
RETURNS AFTER
TAXES ON
DISTRIBUTIONS

CLASS A                7.85%          -6.26%
RETURNS AFTER
TAXES ON
DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                13.76%         -7.28%
RETURNS BEFORE TAXES

CLASS C                16.59%         -7.01%
RETURNS BEFORE TAXES

CLASS R                18.12%         -6.05%
RETURNS BEFORE TAXES

CLASS T                12.42%         -6.72%
RETURNS BEFORE TAXES

S&P 500 INDEX          28.68%         -5.34%

LIPPER BALANCED        19.94%         1.50%
FUND INDEX


*    INCEPTION DATE 12/31/99.


THE STANDARD & POOR'S (S&P) 500 INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE U.S. EQUITIES MARKET AND CONSISTS OF 500 LEADING COMPANIES IN LEADING INDUSTRIES OF THE U.S. ECONOMY. UNLIKE THE FUND, IT DOES NOT CONTAIN A FIXED-INCOME COMPONENT. ACCORDINGLY, THE FUND ALSO COMPARES ITS PERFORMANCE TO THE LIPPER BALANCED FUND INDEX, WHICH IS AN EQUAL DOLLAR WEIGHTED INDEX OF THE LARGEST MUTUAL FUNDS WITHIN THE BALANCED FUND CLASSIFICATION, AS DEFINED BY LIPPER. THIS INDEX IS ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS AND INCOME DIVIDENDS.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee Table                       CLASS A    CLASS B    CLASS C      CLASS R     CLASS T
------------------------------  ---------  ---------  ---------   ----------  -----------
SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)
Maximum front-end sales           5.75       NONE       NONE        NONE         4.50
charge on purchases AS A %
OF OFFERING PRICE
Maximum contingent deferred      NONE1       4.00       1.00        NONE        NONE1
sales charge (CDSC) AS A %
OF PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID FROM
FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS

Management fees                   0.65       0.65       0.65        0.65         0.65
Rule 12b-1 fee                    NONE       0.75       0.75        NONE         0.25
Shareholder services fee          0.25       0.25       0.25        NONE         0.25
Other expenses 2                  0.93       0.88       1.04        1.97         2.03
TOTAL ANNUAL FUND OPERATING       1.83       2.53       2.69        2.62         3.18
EXPENSES WITHOUT
REIMBURSEMENTS 3
TOTAL ANNUAL FUND OPERATING       1.83       2.53       2.69        2.37         2.73
EXPENSES WITH REIMBURSEMENTS 3


1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.

3 FOUNDERS HAS AGREED TO REIMBURSE (OR TO CAUSE ITS AFFILIATES TO REIMBURSE) THE CLASS R AND CLASS T SHARE CLASSES FOR CERTAIN TRANSFER AGENCY AND PRINTING EXPENSES PURSUANT TO A CONTRACTUAL COMMITMENT. THIS COMMITMENT WILL EXTEND THROUGH AT LEAST AUGUST 31, 2004, AND WILL NOT BE TERMINATED WITHOUT PRIOR NOTICE TO THE FUND'S BOARD OF DIRECTORS.


[In margin: Key concepts
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations. RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.]

Expense example
                  1 Year       3 Years      5 Years      10 Years
                  -----------  ----------   -----------  ------------

CLASS A           $750         $1,117       $1,508       $2,599

CLASS B
WITH REDEMPTION   $656         $1,088       $1,545       $2,537*
WITHOUT           $256         $788         $1,345       $2,537*
REDEMPTION

CLASS C
WITH REDEMPTION   $372         $835         $1,425       $3,022
WITHOUT           $272         $835         $1,425       $3,022
REDEMPTION

CLASS R           $240         $791         $1,368       $2,935

CLASS T           $714         $1,346       $2,002       $3,749

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The  fund  may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund may also invest in mortgage-related securities. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.


Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.

MANAGEMENT


Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.845 trillion in assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2003 was 0.65% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the managers use the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.


John B. Jares, vice president of investments and chartered financial analyst, joined Founders in 2001 and has been the fund's lead portfolio manager since that time. Before joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997. John V. Johnson, chartered financial analyst, has been the fund's assistant portfolio manager since 2002. Mr. Johnson joined Founders as a senior equity analyst earlier in 2002. Before joining Founders, Mr. Johnson was an equity analyst at American Century Investments from 2001 to 2002, an equity analyst at The Abernathy Group from 1999 to 2001, and an equity analyst at Berger LLC from 1997 to 1999.

Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to Dreyfus Founders Funds, Inc. (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of Dreyfus Founders Funds, Inc., and the directors of the two Dreyfus Premier Funds. Plaintiff also names the Funds and the two Dreyfus Premier Funds as nominal defendants. In the amended complaint, Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of Dreyfus Founders Funds, Inc. and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and capital gain distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                           YEAR ENDED DECEMBER 31,
CLASS A                                               2003     2002         2001       2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 6.68     8.18         9.24      10.47
Income from investment operations:
     Net investment income                            0.05     0.05         0.06       0.13
     Net realized and unrealized gains (losses)              (1.51)       (1.03)     (1.18)
on securities                                         1.20
Total from investment operations                      1.25   (1.46)       (0.97)     (1.05)
Less dividends and distributions:
     From net investment income                     (0.05)   (0.04)       (0.09)     (0.16)
     From net realized gains                          0.00     0.00         0.00     (0.02)
Total distributions                                 (0.05)   (0.04)       (0.09)     (0.18)
Net asset value - end of period                       7.88     6.68         8.18       9.24
Total Return (%) 1                                   18.81  (17.85)      (10.46)    (10.21)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                  1.83     1.89         1.87       1.20
Gross expenses to average net assets 2                1.83     1.89         1.87       1.23
Net investment income to average net assets           0.63     0.56         0.51       1.48
Portfolio turnover rate 3                              108      122          111        126
Net assets - end of period ($ x 1,000)               1,572    1,243        1,227        699

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS

                                                            YEAR ENDED DECEMBER 31,
CLASS B                                                 2003     2002        2001        2000
----------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                   6.63     8.11        9.18       10.47
Income from investment operations:
     Net investment income(loss)                        0.01   (0.01)        0.01        0.10
     Net realized and unrealized gains (losses)         1.17   (1.47)      (1.03)      (1.24)
on securities
Total from investment operations                        1.18   (1.48)      (1.02)      (1.14)
Less distributions:
     From net investment income 1                     (0.01)     0.00      (0.05)      (0.13)
     From net realized gains                            0.00     0.00       0.00       (0.02)
Total distributions                                   (0.01)     0.00      (0.05)      (0.15)
Net asset value - end of period                         7.80     6.63        8.11        9.18
Total Return (%) 2                                     17.76  (18.21)     (11.13)     (11.06)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3                    2.53     2.54        2.49        1.93
Gross expenses to average net assets 3                  2.53     2.54        2.50        1.96
Net investment income (loss) to average net assets    (0.08)   (0.10)      (0.13)        0.71
Portfolio turnover rate 4                                108      122         111         126
Net assets - end of period ($ x 1,000)                 1,647    1,181       1,484       1,008

1 DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS

                                                            YEAR ENDED DECEMBER 31,
CLASS C                                                2003        2002        2001       2000
-----------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  6.54        8.04        9.17      10.47
Income from investment operations
     Net investment income (loss)                    (0.01)      (0.17)      (0.05)       0.10
     Net realized and unrealized gains (losses)                  (1.33)      (1.03)     (1.28)
on securities                                          1.16
Total from investment operations                       1.15      (1.50)      (1.08)     (1.18)
Less dividends and distributions:
     From net investment income 1                      0.00        0.00      (0.05)     (0.10)
     From net realized gains                           0.00        0.00        0.00     (0.02)
Total distributions                                    0.00        0.00      (0.05)     (0.12)
Net Asset Value - end of year                          7.69        6.54        8.04       9.17
Total Return (%) 2                                    17.59     (18.66)     (11.80)    (11.36)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3,4                 2.69        3.48        3.96       1.86
Gross expenses to average net assets 3,4               2.69        3.48        3.96       1.88
Net investment income (loss) to average net          (0.17)      (1.05)      (1.64)       0.76
assets 4
Portfolio turnover rate 5                               108         122         111        126
Net assets - end of period ($ x 1,000)                  295         248         496        174

1 DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS , WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEAR ENDED DECEMBER 31, 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN 4.24%. THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN 4.24%. THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN (1.92%). 5 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS

                                                             YEAR ENDED DECEMBER 31,
CLASS R                                               2003         2002        2001        2000
------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 6.68         8.18        9.22       10.47
Income from investment operations
     Net investment income (loss)                     0.16       (0.16)        0.09        0.18
     Net realized and unrealized gains (losses)       1.05       (1.34)      (1.02)      (1.23)
on securities
Total from investment operations                      1.21       (1.50)      (0.93)      (1.05)
Less dividends and distributions:
     From net investment income                     (0.03)         0.00      (0.11)      (0.18)
     From net realized gains                          0.00         0.00        0.00      (0.02)
Total distributions                                 (0.03)         0.00      (0.11)      (0.20)
Net asset value - end of period                       7.86         6.68        8.18        9.22
Total Return (%)                                     18.12      (18.34)     (10.09)     (10.18)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 1,2                2.37         4.24        3.07        0.80
Gross expenses to average net assets1,2               2.37         4.24        3.07        0.81
Net investment income (loss) to average net           0.01       (1.77)      (0.75)        1.71
assets 2
Portfolio turnover rate 3                              108          122         111         126
Net assets - end of period ($ x 1,000)                  72           11          14           1

1 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

2 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.62%
(2003),  19.52%  (2002) AND 272.77%  (2001).  THE GROSS  EXPENSES TO AVERAGE NET
ASSETS  RATIOS WOULD HAVE BEEN 2.62% (2003),  19.52% (2002) AND 272.77%  (2001).
THE NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (0.24%) (2003), (17.05%) (2002) AND (270.45%) (2001).

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS

                                                            YEAR ENDED DECEMBER 31,
CLASS T                                                2003       2002       2001      2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  6.88       8.17       9.21     10.47
Income from investment operations
     Net investment income (loss)                      0.21     (0.37)       0.08      0.12
     Net realized and unrealized income (losses)
on securities                                          1.00     (0.92)     (1.04)    (1.22)
Total from investment operations                       1.21     (1.29)     (0.96)    (1.10)
Less dividends and distributions:
     From net investment income 1                      0.00       0.00     (0.08)    (0.14)
     From net realized gains                           0.00       0.00       0.00    (0.02)
Total distributions                                    0.00       0.00     (0.08)    (0.16)
Net asset value - end of period                        8.09       6.88       8.17      9.21
Total Return (%) 2                                    17.65    (15.79)    (10.44)   (10.67)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3,4                 2.73       2.59       3.36      1.30
Gross expenses to average net assets 3,4               2.73       2.60       3.36      1.32
Net investment income (loss) to average net assets 4 (0.31)     (1.12)      1.22     (0.29)
Portfolio turnover rate 5                               108        122        111       126
Net assets - end of period ($ x 1,000)                   36         13        232         9

1 DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS , WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.18%
(2003),  14.62%  (2002) AND 18.37%  (2001).  THE GROSS  EXPENSES  TO AVERAGE NET
ASSETS RATIOS WOULD HAVE BEEN 3.18% (2003), 14.63% (2002) AND 18.37% (2001). THE
NET INVESTMENT INCOME (LOSS)TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (0.74%)
(2003), (12.34%) (2002) AND (16.13%) (2001).

5 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 YOUR INVESTMENT

ACCOUNT POLICIES


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.


IN SELECTING A CLASS, consider the following:

o CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.
o CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.
o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

o CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


[On side panel: Reduced Class A and Class T sales charge LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification.

REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.]


SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.

SALES CHARGES

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES
                        Sales charge deducted    Sales charge as a % of
 Your investment        as a % of offering price your net investment
 ------------------------------------------------------------------------
                        Class A    Class T       Class A     Class T
                        -------------------------------------------------
 Up to $49,999          5.75%      4.50%         6.10%       4.70%
 $50,000 - $99,999      4.50%      4.00%         4.70%       4.20%
 $100,000 - $249,999    3.50%      3.00%         3.60%       3.10%
 $250,000 - $499,999    2.50%      2.00%         2.60%       2.00%
 $500,000 - $999,999    2.00%      1.50%         2.00%       1.50%
 $1 million or more*    0.00%      0.00%         0.00%       0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
                               CDSC as a % of your
Years since purchase was       initial investment or
made                           your redemption
                               (whichever is less)
---------------------------------------------------------
Up to 2 years                  4.00%
2 - 4 years                    3.00%
4 - 5 years                    2.00%
5 - 6 years                    1.00%
More than 6 years              Shares will
                               automatically convert to
                               Class A, which has no
                               CDSC

Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS R - NO SALES CHARGE, RULE 12B-1 FEE, OR SHAREHOLDER SERVICES FEE

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares.


THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.


Minimum investments
                               Initial     Additional
 ----------------------------  ----------  ----------------------
 REGULAR ACCOUNTS              $1,000      $100; $500 FOR
                                           DREYFUS TELETRANSFER
                                           INVESTMENTS

 TRADITIONAL IRAS              $750        NO MINIMUM

 SPOUSAL IRAS                  $750        NO MINIMUM

 ROTH IRAS                     $750        NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS    $500        NO MINIMUM
                                           AFTER THE FIRST YEAR

 AUTOMATIC INVESTMENT PLANS    $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

      Limitations on selling shares by phone or online
      Proceeds           Minimum           Maximum
      sent by            phone/online      phone/online
      ----------------------------------------------------------
      CHECK*             NO MINIMUM        $250,000 PER DAY
      WIRE               $1,000            $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

      DREYFUS            $500              $500,000 FOR JOINT
      TELETRANSFER                         ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

      *NOT AVAILABLE  ONLINE ON ACCOUNTS  WHOSE ADDRESS HAS BEEN CHANGED  WITHIN
       THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o     requests to send the proceeds to a different payee or address
o     written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period), although the fund reserves the right to refuse any purchase or exchange request as described under "Market timers" below

o  refuse  any  purchase  or  exchange  request  in excess of 1% of the fund's total assets
o  change  or  discontinue  its  exchange  privilege,   or  temporarily
   suspend this privilege during unusual market conditions
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

MARKET TIMERS

MARKET TIMING or other abusive trading practices are not permitted in the fund.

EXCESSIVE, SHORT-TERM MARKET TIMING or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the fund and its shareholders, Founders and the fund's distributor reserve the right to reject any purchase order (including exchanges) from any investor believed to have a history of abusive trading or whose trading, in Founders' or the distributor's judgment, has been or may be disruptive to the fund. In making this judgment, Founders and the distributor may consider trading done in multiple accounts under common ownership or control. The fund also reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.

Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.


[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends on a quarterly basis every March, June, September and December and capital gain distributions on an annual basis every December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

  SERVICES FOR FUND INVESTORS

  THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

  AUTOMATIC SERVICES

  BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
        DREYFUS AUTOMATIC        For making  automatic
        ASSET BUILDER(R)         investments from a designated bank account.

        DREYFUS PAYROLL SAVINGS  For making automatic
        PLAN                     investments through payroll
                                 deduction.

        DREYFUS GOVERNMENT       For making automatic
        DIRECT DEPOSIT PRIVILEGE investments from your federal
                                 employment, Social Security or
                                 other regular federal
                                 government check.

        DREYFUS DIVIDEND SWEEP   For automatically
                                 reinvesting  the dividends and
                                 distributions  from the fund into
                                 another Dreyfus Founders  fund or
                                 Dreyfus  Premier  fund (not
                                 available for IRAs).

  For exchanging shares
        DREYFUS AUTO-EXCHANGE    For making regular exchanges
        PRIVILEGE                from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund.

  For selling shares
        DREYFUS AUTOMATIC        For making regular withdrawals
        WITHDRAWAL PLAN          from most funds.  There will be
                                 no CDSC on Class B shares as
                                 long as the amount of any
                                 withdrawal does not exceed an
                                 annual rate of 12% of the
                                 greater of the account value
                                 at the time of the first
                                 withdrawal under the plan, or
                                 at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

----------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT    TO ADD TO AN ACCOUNT   TO SELL SHARES
----------------------------------------------------------------------------------------
IN WRITING          Complete the          Fill out an            Write a letter of
                    application.  Mail    investment slip, and   instruction that
[Graphic: Pen]      your application and  write your account     includes:
                    a check to:           number on your check.  o     your name(s)
                    Dreyfus Founders      Mail the slip and the     and signature(s)
                    Funds, Inc.           check to:              o     your account
                    Balanced Fund         Dreyfus Founders          number
                    P.O. Box 9268         Funds, Inc.            o     Balanced Fund
                    Boston, MA            Balanced Fund          o     the dollar
                    02205-8502            P.O. Box 9268             amount you want to
                    Attn: Institutional   Boston, MA  02205-8502    sell
                    Processing            Attn: Institutional    o     the share class
                                          Processing             o     how and where
                                                                    to send the
                                                                    proceeds
                                                                 Obtain        a
                                                                 signature
                                                                 guarantee    or
                                                                 other
                                                                 documentation,
                                                                 if     required
                                                                 (see   "Account
                                                                 Policies      -
                                                                 Selling
                                                                 Shares").

                                                                 Mail your request to:
                                                                 Dreyfus Founders
                                                                 Funds, Inc.
                                                                 P.O. Box 9268
                                                                 Boston, MA  02205-8502
                                                                 Attn: Institutional
                                                                 Processing

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT    TO ADD TO AN ACCOUNT   TO SELL SHARES
----------------------------------------------------------------------------------------

BY TELEPHONE        WIRE  Call us to      WIRE  Have your bank   WIRE  Call us or your
                    request an account    send your investment   financial
[Graphic:           application and an    to Mellon Trust of     representative to
Telephone]          account number.       New England, National  request your
                    Have your bank send   Association, with      transaction.  Be sure
                    your investment to    these instructions:    the fund has your
                    Mellon Trust of New   o     ABA #011001234   bank account
                    England, National     o     DDA #046590      information on file.
                    Association, with     o     EEC code 5660    Proceeds will be
                    these instructions:   o     Balanced Fund    wired to your bank.
                    o     ABA #011001234  o     the share class
                    o     DDA #046590     o     your account     DREYFUS TELETRANSFER
                    o     EEC code 5660      number              Call us or your
                    o     Balanced Fund   o     name(s) of       financial
                    o     the share class    investor(s)         representative to
                    o     your account    o     dealer number,   request your

                       number                if applicable       transaction.  Be sure
                    o     name(s) of                             the fund has your
                       investor(s) ELECTRONIC CHECK bank account o dealer number
                    Same as wire, but information on file.
                       if applicable      before your account    Proceeds will be sent
                                          number insert "086"    to your bank by
                    Return your           for Class A, "087"     electronic check.
                    application with the  for Class B, "088"
                    account number on     for Class C,  "089"    CHECK  Call us or
                    the application.      for Class R, or "090"  your financial
                                          for Class T.           representative to
                                                                 request your
                                          DREYFUS TELETRANSFER   transaction.  A check
                                          Request Dreyfus        will be sent to the
                                          TeleTransfer on your   address of record.
                                          application.  Call us
                                          to request your
                                          transaction.

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT    TO ADD TO AN ACCOUNT   TO SELL SHARES
----------------------------------------------------------------------------------------
ONLINE              -----                 DREYFUS TELETRANSFER   WIRE  Visit the
(WWW.DREYFUS.COM)                         Request Dreyfus        Dreyfus Web site to
                                          TeleTransfer on your   request your
[Graphic:  Mouse]                         application.  Visit    transaction.  Be sure
                                          the Dreyfus Web site   the fund has your
                                          to request your        bank account
                                          transaction.           information on file.
                                                                 Proceeds   will
                                                                 be   wired   to
                                                                 your bank.

                                                                 DREYFUS
                                                                 TELETRANSFER
                                                                 Visit       the
                                                                 Dreyfus     Web
                                                                 site to request
                                                                 your
                                                                 transaction. Be
                                                                 sure  the  fund
                                                                 has  your  bank
                                                                 account
                                                                 information  on
                                                                 file.  Proceeds
                                                                 will be sent to
                                                                 your   bank  by
                                                                 electronic
                                                                 check.

                                                                 CHECK Visit the
                                                                 Dreyfus     Web
                                                                 site to request
                                                                 your
                                                                 transaction.  A
                                                                 check  will  be
                                                                 sent   to   the
                                                                 address      of
                                                                 record.

----------------------------------------------------------------------------------------
AUTOMATICALLY       WITH AN INITIAL       ALL SERVICES  Call us  DREYFUS AUTOMATIC
                    INVESTMENT  Indicate  or your financial      WITHDRAWAL PLAN  Call
[Graphic: Calendar] on your application   representative to      us or your financial
                    which automatic       request a form to add  representative to
                    service(s) you        any automatic          request a form to add
                    want.  Return your    investing service      the plan.  Complete
                    application with      (see "Services for     the form, specifying
                    your investment.      Fund Investors").      the amount and
                                          Complete and return    frequency of
                                          the form along with    withdrawals you would
                                          any other required     like.
                                          materials.
                                                                 Be    sure   to
                                                                 maintain     an
                                                                 account balance
                                                                 of   $5,000  or
                                                                 more.

----------------------------------------------------------------------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.
ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

----------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
----------------------------------------------------------------------------------------
IN WRITING         Complete an IRA         Fill out an            Write a letter of
                   application, making     investment slip, and   instruction that
[Graphic: Pen]     sure to specify the     write your account     includes:
                   fund name and to        number on your         o     your name and
                   indicate the year the   check.  Indicate the      signature
                   contribution is for.    year the contribution  o     your account
                                           is for.                   number
                   Mail your application                          o     Balanced Fund
                   and a check to:         Mail the slip and the  o     the dollar
                   The Dreyfus Trust       check to:                 amount you want to
                   Company, Custodian      The Dreyfus Trust         sell
                   P.O. Box 9552           Company, Custodian     o     the share class
                   Boston, MA  02205-8568  P.O. Box 9552          o     how and where to
                   Attn: Institutional     Boston, MA  02205-8568    send the proceeds
                   Processing              Attn: Institutional    o     whether the
                                           Processing                distribution is
                                                                     qualified or
                                                                     premature
                                                                  o     whether the 10%
                                                                     TEFRA should be
                                                                        withheld

                                                                  Obtain       a
                                                                  signature
                                                                  guarantee   or
                                                                  other
                                                                  documentation,
                                                                  if    required
                                                                  (see  "Account
                                                                  Policies     -
                                                                  Selling
                                                                  Shares").

                                                                  Mail your request to:
                                                                  The Dreyfus Trust
                                                                  Company
                                                                  P.O. Box 9552
                                                                  Boston, MA  02205-8568
                                                                  Attn: Institutional
                                                                  Processing

------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
----------------------------------------------------------------------------------------
BY TELEPHONE       -----                   WIRE  Have your bank   -----
                                           send your investment

[Graphic:                                  to Mellon Trust of
Telephone]                                 New England, National
                                           Association, with
                                           these instructions:
                                           o     ABA # 011001234
                                           o     DDA #046590
                                           o     EEC code 5660
                                           o     Balanced Fund
                                           o     the share class
                                           o     your account

                                              number
                                           o     name(s) of
                                              investor(s) o dealer number,
                                              if applicable

                                           ELECTRONIC  CHECK  Same as wire,  but
                                           before  your  account  number  insert
                                           "086" for Class A, "087" for Class B,
                                           "088" for Class C, "089" for Class R,
                                           or "090" for Class T.

------------------------------------------------------------------------------------------
AUTOMATICALLY      -----                   ALL SERVICES  Call us  SYSTEMATIC WITHDRAWAL
                                           or your financial      PLAN  Call us to
[Graphic:                                  representative to      request instructions
Calendar]                                  request a form to add  to establish the plan.
                                           an automatic investing
                                           service (see "Services
                                           for Fund Investors").
                                           Complete and return
                                           the form along with any
                                           other required materials.
                                           All contributions will
                                           count as current year
                                           contributions.

------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                        FOR MORE INFORMATION

                                        DREYFUS FOUNDERS BALANCED FUND
                                        A SERIES OF DREYFUS FOUNDERS
                                        FUNDS, INC.
                                        SEC FILE NO. 811-01018

                                        More   information   on  this   fund  is
                                        available free upon request, including the following:

                                        ANNUAL/SEMIANNUAL  REPORT  Describes the
                                        fund's   performance,   lists  portfolio
                                        holdings,   and   contains   the  fund's
                                        financial   statements  and  information
                                        from the fund's portfolio managers about
                                        market  conditions,  economic trends and
                                        fund   strategies   that   significantly
                                        affected the fund's performance during the period.

                                        STATEMENT  OF   ADDITIONAL   INFORMATION
                                        (SAI)  Provides  more details  about the
                                        fund and its policies.  A current SAI is
                                        on file with the Securities and Exchange
                                        Commission   and  is   incorporated   by
                                        reference and legally considered a part of this prospectus.

To obtain information:

----------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
----------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
----------------------------------------------
ON THE INTERNET  Text only versions of
certain fund documents can be viewed online
or downloaded from: http://www.sec.gov
----------------------------------------------

----------------------------------------------
You can also obtain copies, after paying a duplicating fee, by visiting the SEC's
Public Reference Room in Washington, DC
(for information, call 1-202-942-8090) or by E-mail request to PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference
Section, Washington, DC 20549-0102.

----------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
DISCOVERY FUND


Pursuing capital appreciation through
investments in stocks of small-cap growth companies



P R O S P E C T U S May 1, 2004


CLASS A, B, C, R, AND T SHARES




                                                                          [Logo]

                                       Discovery  Fund has  discontinued  public
                                       sales of its shares to new investors, but
                                       shareholders who have open Discovery Fund
                                       accounts may make additional  investments
                                       and reinvest  dividends and capital gains
                                       distributions    in    their    accounts.
                                       Participants in certain  retirement plans
                                       which have established  Discovery Fund as
                                       an   investment   option   may  open  new
                                       Discovery Fund accounts through their plans. Once a Discovery Fund account has been closed, additional investments in Discovery Fund may not be possible.

                                       As with all mutual funds,  the Securities
                                       and Exchange  Commission has not approved
                                       or disapproved these securities or passed
                                       upon the adequacy of this prospectus. Any
                                       representation   to  the  contrary  is  a
                                       criminal offense.

[in margin:
DREYFUS FOUNDERS DISCOVERY FUND
Ticker Symbols
CLASS A:  FDIDX
CLASS B:  FDIEX
CLASS C:  FDICX
CLASS R:  FDIRX
CLASS T:  FDITX]

DISCOVERY FUND IS CLOSED TO NEW INVESTORS

(SEE SECTION ENTITLED "ACCOUNT POLICIES - FUND CLOSED TO NEW INVESTORS" FOR MORE INFORMATION).



CONTENTS



THE FUND
--------------------------------------------------------------------------

  Investment Approach..................................................113
  Main Risks...........................................................113
  Past Performance.....................................................114
  Expenses.............................................................116
  More About Investment Objective, Strategies, and Risks...............117
  Management...........................................................120
  Financial Highlights.................................................121


YOUR INVESTMENT
--------------------------------------------------------------------------

  Account Policies.....................................................127
  Distributions and Taxes..............................................133
  Services for Fund Investors..........................................135
  Instructions for Regular Accounts....................................138
  Instructions for IRAs................................................141


FOR MORE INFORMATION
--------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in small and relatively unknown companies with high growth potential. The fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Founders Asset Management LLC ("Founders") manages the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

MAIN RISKS

The primary risk of investing in this fund are:
o SMALL COMPANY RISK. While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
o INITIAL PUBLIC OFFERINGS. The fund may invest in initial public offerings ("IPOs"). Part of the fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs in which the fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on performance.
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. SMALL-CAP COMPANIES: generally, those companies with market capitalizations of less than $2.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total return AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES


  1994    1995    1996   1997    1998   1999    2000     2001    2002     2003
  ----    ----    ----   ----    ----   ----    ----     ----    ----     ----
                                               -8.18%  -17.78%  -33.02%  36.41%

BEST QUARTER:     Q4 `01            +23.93%
WORST QUARTER:    Q3 `01            -28.03%

The following table compares the performance of each share class to the performance of an appropriate broad-based index. These returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/03


Share class                     1 Year         Since
                                            Inception *
                             -------------  -------------

CLASS A                         28.59%        -10.20%
RETURN BEFORE TAXES

CLASS A                         28.59%        -10.70%
RETURN AFTER TAXES
ON DISTRIBUTIONS

CLASS A                         18.59%         -8.62%
RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                         31.05%        -10.30%
RETURNS BEFORE TAXES

CLASS C                         34.16%         -9.65%
RETURNS BEFORE TAXES

CLASS R                         36.87%         -8.63%
RETURNS BEFORE TAXES

CLASS T                         29.83%        -10.33%
RETURNS BEFORE TAXES

RUSSELL 2000 GROWTH INDEX       48.54%         -7.58%


* INCEPTION DATE 12/31/99.


THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF STOCKS OF COMPANIES IN THE RUSSELL 2000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED UNMANAGED SMALL-CAP INDEX COMPRISING COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee Table                   CLASS A     CLASS B      CLASS C   CLASS R   CLASS T
-------------------------  ----------  -----------  ---------  --------  -------
SHAREHOLDER TRANSACTION
FEES
(FEES PAID FROM YOUR
ACCOUNT)

Maximum front-end sales      5.75         NONE        NONE       NONE       4.50
charge on purchases AS
A % OF OFFERING PRICE
Maximum contingent           NONE1        4.00        1.00       NONE      NONE1
deferred sales charge
(CDSC) AS A % OF
PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID
FROM FUND ASSETS)
% OF AVERAGE DAILY NET
ASSETS
Management fees              0.84         0.84        0.84       0.84       0.84
Rule 12b-1 fee               NONE         0.75        0.75       NONE       0.25
Shareholder services fee     0.25         0.25        0.25       NONE       0.25
Other expenses2              0.41         0.72        0.68       0.37       0.57
TOTAL ANNUAL FUND            1.50         2.56        2.52       1.21       1.91
OPERATING EXPENSES


1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.
2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.

[In margin: Key concepts
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations. RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.]

Expense example

                         1 Year      3 Years      5 Years       10 Years
                         ---------   -----------  ------------  ------------

CLASS A                  $719        $1,022       $1,346        $2,263

CLASS B
WITH REDEMPTION          $659        $1,096       $1,560        $2,396*
WITHOUT REDEMPTION       $259        $796         $1,360        $2,396*

CLASS C
WITH REDEMPTION          $355        $785         $1,340        $2,856
WITHOUT REDEMPTION       $255        $785         $1,340        $2,856

CLASS R                  $123        $384         $665          $1,466

CLASS T                  $635        $1,023       $1,435        $2,582

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The  fund  may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.
o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

MANAGEMENT


Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.845 trillion in assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2003 was 0.84% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

Robert T. Ammann, vice president of investments and chartered financial analyst, has been the fund's portfolio manager since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996.


Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to Dreyfus Founders Funds, Inc. (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of Dreyfus Founders Funds, Inc., and the directors of the two Dreyfus Premier Funds. Plaintiff also names the Funds and the two Dreyfus Premier Funds as nominal defendants. In the amended complaint, Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of Dreyfus Founders Funds, Inc. and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP, whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                             YEAR ENDED DECEMBER 31,
CLASS A                                                 2003       2002      2001        2000
----------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  19.09      28.50     34.79       40.88
Income from investment operations:
     Net investment (loss)                            (0.36)     (0.31)    (0.17)      (0.03)
     Net realized and unrealized income (losses)                 (9.10)    (6.02)      (3.45)
on securities                                           7.31
Total from investment operations                        6.95     (9.41)    (6.19)      (3.48)
Less dividends and distributions:
     From net investment income                         0.00       0.00      0.00        0.00
     From net realized gains                            0.00       0.00    (0.10)      (2.61)
Total distributions                                     0.00       0.00    (0.10)      (2.61)
Net asset value - end of period                        26.04      19.09     28.50       34.79
Total Return (%) 1                                     36.41    (33.02)   (17.78)      (8.18)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                    1.50       1.35      1.18        1.20
Gross expenses to average net assets 2                  1.50       1.35      1.19        1.24
Net investment (loss) to average net assets           (1.25)     (1.08)    (0.58)      (0.21)
Portfolio turnover rate 3                                130        128       110         108
Net assets - end of period ($ x 1,000)                79,630     67,184   117,773     131,298

1 SALES CHARGES ARE NOT  REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            YEAR ENDED DECEMBER 31,
CLASS B                                                2003       2002       2001        2000
----------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 18.60      28.03      34.49       40.88
Income from investment operations:
     Net investment (loss)                           (0.81)     (0.69)     (0.45)      (0.21)
     Net realized and unrealized gains (losses)        7.33     (8.74)     (5.91)      (3.57)
on securities
Total from investment operations                       6.52     (9.43)     (6.36)      (3.78)
Less dividends and distributions:
     From net investment income                        0.00       0.00       0.00        0.00
     From net realized gains                           0.00       0.00     (0.10)      (2.61)
Total distributions                                    0.00       0.00     (0.10)      (2.61)
Net asset value - end of period                       25.12      18.60      28.03       34.49
Total Return (%) 1                                    35.05    (33.64)    (18.43)      (8.92)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                   2.56       2.26       1.96        1.94
Gross expenses to average net assets 2                 2.56       2.26       1.97        1.97
Net investment (loss) to average net assets          (2.31)     (1.98)     (1.35)      (1.02)
Portfolio turnover rate 3                               130        128        110         108
Net assets - end of year ($ x 1,000)                 21,009     18,804     35,845      50,883

1 SALES CHARGES ARE NOT  REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            YEAR ENDED DECEMBER 31,
CLASS C                                                2003        2002      2001       2000
---------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 18.60       28.05     34.51      40.88
Income from investment operations:
     Net investment (loss)                           (0.94)      (0.86)    (0.48)     (0.19)
     Net realized and unrealized gains (losses)        7.48      (8.59)    (5.88)     (3.57)
on securities
Total from investment operations                       6.54      (9.45)    (6.36)     (3.76)
Less dividends and distributions:
    From net investment income                         0.00        0.00      0.00       0.00
    From net realized gains                            0.00        0.00    (0.10)     (2.61)
Total distributions                                    0.00        0.00    (0.10)     (2.61)
Net asset value - end of period                       25.14       18.60     28.05      34.51
Total Return (%) 1                                    35.16     (33.69)   (18.42)     (8.87)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                   2.52        2.26      1.96       1.94
Gross expenses to average net assets 2                 2.52        2.27      1.98       1.97
Net investment (loss) to average net assets          (2.28)      (1.99)    (1.36)     (1.01)
Portfolio turnover rate 3                               130         128       110        108
Net assets - end of period ($ x 1,000)                8,352       7,794    17,031     25,275

1 SALES CHARGES ARE NOT  REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             YEAR ENDED DECEMBER 31,
CLASS R                                                 2003       2002      2001        2000
----------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  19.23      28.64     34.87       40.88
Income from investment operations:
     Net investment income (loss) 1                   (0.17)     (0.18)    (0.08)        0.00
     Net realized and unrealized gains (losses) on               (9.23)    (6.05)      (3.40)
securities                                              7.26
Total from investment operations                        7.09     (9.41)    (6.13)      (3.40)
Less dividends and distributions:
     From net investment income                         0.00       0.00      0.00        0.00
     From net realized gains                            0.00       0.00    (0.10)      (2.61)
Total distributions                                     0.00       0.00    (0.10)      (2.61)
Net asset value - end of period                        26.32      19.23     28.64       34.87
Total Return (%)                                       36.87    (32.86)   (17.57)      (7.98)
RATIONS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                    1.21       1.10      0.94        0.93
Gross expenses to average net assets 2                  1.21       1.10      0.95        0.96
Net investment income (loss) to average net assets
                                                      (0.96)     (0.82)    (0.38)        0.01
Portfolio turnover rate 3                                130        128       110         108
Net assets - end of year ($ x 1,000)                  65,240     42,872    61,163       4,693

1 NET INVESTMENT INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          YEAR ENDED DECEMBER 31,
CLASS T                                               2003      2002      2001        2000
PER-SHARE DATA ($):
Net asset value - beginning of period                18.79     28.24     34.69       40.88
Income from investment operations:
     Net investment (loss)                          (0.31)    (0.54)    (0.33)      (0.09)
     Net realized and unrealized gains (losses)               (8.91)    (6.02)      (3.49)
on securities                                         7.07
Total from investment operations                      6.76    (9.45)    (6.35)      (3.58)
Less dividends and distributions:
     From net investment income                       0.00      0.00      0.00        0.00
     From net realized gains                          0.00      0.00    (0.10)      (2.61)
Total distributions                                   0.00      0.00    (0.10)      (2.61)
Net asset value - end of period                      25.55     18.79     28.24       34.69
Total Return (%) 1                                   35.98   (33.46)   (18.30)      (8.43)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                  1.90      2.06      1.82        1.44
Gross expenses to average net assets 2                1.91      2.06      1.83        1.48
Net investment (loss) to average net assets         (1.66)    (1.79)    (1.24)      (0.50)
Portfolio turnover rate 3                              130       128       110         108
Net assets - end of period ($ x 1,000)               1,788     1,291     2,341       1,908

1 SALES CHARGES ARE NOT  REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 YOUR INVESTMENT

ACCOUNT POLICIES

FUND CLOSED TO NEW INVESTORS


DISCOVERY FUND IS CLOSED TO NEW INVESTORS. Shareholders of the fund who maintain open fund accounts may make additional purchases and reinvest dividends and capital gains distributions into their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. Employees of Founders and directors of the company may also open new accounts in Discovery Fund if they do so directly with Dreyfus Service Corporation, the fund's distributor.


DISCOVERY FUND SHAREHOLDERS WHO CLOSE their accounts may be prohibited from reactivating their accounts or opening new Discovery Fund accounts. This restriction applies to investments made directly with the distributor as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may have to show they are eligible to purchase Discovery fund shares before an investment is accepted. The fund may resume sales of shares to new investors at some future date, but there are no current plans to do so.

ACCOUNT POLICIES


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.

IN SELECTING A CLASS, consider the following:

o CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.
o CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.
o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

o CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


[On side panel: Reduced Class A and Class T sales charge LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.]

SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.

Sales charges

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES
                        Sales charge          Sales charge as a
                        deducted as a % of    % of your net
 Your investment        offering price        investment
 -----------------------------------------------------------------
                        Class A    Class T    Class A  Class T
                        ------------------------------------------
 Up to $49,999          5.75%      4.50%      6.10%    4.70%
 $50,000 - $99,999      4.50%      4.00%      4.70%    4.20%
 $100,000 - $249,999    3.50%      3.00%      3.60%    3.10%
 $250,000 - $499,999    2.50%      2.00%      2.60%    2.00%
 $500,000 - $999,999    2.00%      1.50%      2.00%    1.50%
 $1 million or more*    0.00%      0.00%      0.00%    0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
                                CDSC as a % of your
Years since purchase was made   initial investment or
                                your redemption
                                (whichever is less)
-----------------------------------------------------------
Up to 2 years                   4.00%
2 - 4 years                     3.00%
4 - 5 years                     2.00%
5 - 6 years                     1.00%
More than 6 years               Shares will automatically
                                convert to Class A, which
                                   has no CDSC

Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net ASSETS.

CLASS C - CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS R - NO SALES CHARGE, RULE 12B-1 FEE, OR SHAREHOLDER SERVICES FEE

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares.


THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                Initial        Additional
 ----------------------------  ----------  -------------------

 REGULAR ACCOUNTS              $1,000      $100; $500 FOR
                                           DREYFUS
                                           TELETRANSFER
                                           INVESTMENTS

 TRADITIONAL IRAS              $750        NO MINIMUM

 SPOUSAL IRAS                  $750        NO MINIMUM

 ROTH IRAS                     $750        NO MINIMUM
                                           NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS    $500        AFTER THE FIRST
                                           YEAR

 AUTOMATIC INVESTMENT PLANS    $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online
Proceeds sent by         Minimum           Maximum
                         phone/online      phone/online
-----------------------------------------------------------------
CHECK*                   NO MINIMUM        $250,000 PER DAY

WIRE                     $1,000            $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER DAY

DREYFUS TELETRANSFER     $500              $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o     requests to send the proceeds to a different payee or address
o     written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period), although the fund reserves the right to refuse any purchase or exchange request as described under "Market timers" below

o refuse any purchase or exchange request in excess of 1% of the fund's total assets
o  change  or  discontinue  its  exchange  privilege,   or  temporarily
   suspend this privilege during unusual market conditions
o  change its minimum investment amounts

o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

MARKET TIMERS

MARKET TIMING or other abusive trading practices are not permitted in the fund.

EXCESSIVE, SHORT-TERM MARKET TIMING or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the fund and its shareholders, Founders and the fund's distributor reserve the right to reject any purchase order (including exchanges) from any investor believed to have a history of abusive trading or whose trading, in Founders' or the distributor's judgment, has been or may be disruptive to the fund. In making this judgment, Founders and the distributor may consider trading done in multiple accounts under common ownership or control. The fund also reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.


Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.


[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above.

Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS For making automatic investments from a designated bank account.

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
        DREYFUS AUTOMATIC        For making  automatic
        ASSET BUILDER(R)         investments from a designated bank account.

        DREYFUS PAYROLL SAVINGS  For making automatic
        PLAN                     investments through payroll
                                 deduction.

        DREYFUS GOVERNMENT       For making automatic
        DIRECT DEPOSIT PRIVILEGE investments from your federal
                                 employment, Social Security or
                                 other regular federal
                                 government check.

        DREYFUS DIVIDEND SWEEP   For automatically
                                 reinvesting  the dividends and
                                 distributions  from the fund into
                                 another Dreyfus Founders  fund or
                                 Dreyfus  Premier  fund (not
                                 available for IRAs).

  For exchanging shares
        DREYFUS AUTO-EXCHANGE    For making regular exchanges
        PRIVILEGE                from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund.

  For selling shares
        DREYFUS AUTOMATIC        For making regular withdrawals
        WITHDRAWAL PLAN          from most funds.  There will be
                                 no CDSC on Class B shares as
                                 long as the amount of any
                                 withdrawal does not exceed an
                                 annual rate of 12% of the
                                 greater of the account value
                                 at the time of the first
                                 withdrawal under the plan, or
                                 at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

------------------------------------------------------------------------------------------
                      TO OPEN AN            TO ADD TO AN           TO SELL SHARES
                      ACCOUNT               ACCOUNT
------------------------------------------------------------------------------------------
IN WRITING          Complete the           Fill out an investment  Write a letter of
                    application.  Mail     slip, and write your    instruction that
[Graphic: Pen]      your application and   account number on your  includes:
                    a check to:            check.                  o     your name(s)
                    Dreyfus Founders       Mail the slip and the      and signature(s)
                    Funds, Inc.            check to:               o     your account
                    Discovery Fund         Dreyfus Founders           number
                    P.O. Box 9268          Funds, Inc.             o     Discovery Fund
                    Boston, MA  02205-8502 Discovery Fund          o     the dollar
                    Attn: Institutional    P.O. Box 9268              amount you want to
                    Processing             Boston, MA  02205-8502     sell
                                           Attn: Institutional     o     the share class
                                           Processing              o     how and where
                                                                      to send the
                                                                        proceeds

                                                                   Obtain      a
                                                                   signature
                                                                   guarantee  or
                                                                   other
                                                                   documentation,
                                                                   if   required
                                                                   (see "Account
                                                                   Policies    -
                                                                   Selling
                                                                   Shares").

                                                                   Mail your request to:
                                                                   Dreyfus Founders
                                                                   Funds, Inc.
                                                                   P.O. Box 9268
                                                                   Boston, MA  02205-8502
                                                                   Attn: Institutional
                                                                   Processing

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                      TO OPEN AN            TO ADD TO AN           TO SELL SHARES
                      ACCOUNT               ACCOUNT
------------------------------------------------------------------------------------------

BY TELEPHONE        WIRE  Call us to       WIRE  Have your bank    WIRE  Call us or your
                    request an account     send your investment    financial
[Graphic:           application and an     to Mellon Trust of New  representative to
Telephone]          account number.  Have  England, National       request your
                    your bank send your    Association, with       transaction.  Be sure
                    investment to Mellon   these instructions:     the fund has your
                    Trust of New England,  o     ABA #011001234    bank account
                    National Association,  o     DDA #046590       information on file.
                    with these             o     EEC code 5660     Proceeds will be
                    instructions:          o     Discovery Fund    wired to your bank.
                    o     ABA #011001234   o     the share class
                    o     DDA #046590      o     your account      DREYFUS
                    o     EEC code 5660       number               TeleTransfer.  Call
                    o     Discovery Fund   o     name(s) of        us or your financial
                    o     the share class     investor(s)          representative to
                    o     your account     o     dealer number,    request your

                       number                 if applicable        transaction.  Be sure
                    o     name(s) of                               the fund has your
                       investor(s)  ELECTRONIC  CHECK Same bank account o dealer
                    number as wire, but before information on file.
                       if applicable       your account number     Proceeds will be sent
                                           insert "182" for Class  to your bank by
                    Return your            A, "183" for Class B,   electronic check.
                    application with the   "184" for Class C,
                    account number on the  "185" for Class R, or   CHECK  Call us or
                    application.           "186" for Class T.      your financial
                                                                   representative to
                                           DREYFUS TELETRANSFER    request your
                                           Request Dreyfus         transaction.  A check
                                           TeleTransfer on your    will be sent to the
                                           application.  Call us   address of record.
                                           to request your
                                           transaction.

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                      TO OPEN AN            TO ADD TO AN           TO SELL SHARES
                      ACCOUNT               ACCOUNT
------------------------------------------------------------------------------------------
ONLINE              -----                  DREYFUS TELETRANSFER    WIRE  Visit the
(WWW.DREYFUS.COM)                          Request Dreyfus         Dreyfus Web site to
                                           TeleTransfer on your    request your
[Graphic:  Mouse]                          application.  Visit     transaction.  Be sure
                                           the Dreyfus Web site    the fund has your
                                           to request your         bank account
                                           transaction.            information on file.
                                                                   Proceeds will
                                                                   be  wired  to
                                                                   your bank.

                                                                   DREYFUS
                                                                   TELETRANSFER
                                                                   Visit     the
                                                                   Dreyfus   Web
                                                                   site       to
                                                                   request  your
                                                                   transaction.
                                                                   Be  sure  the
                                                                   fund has your
                                                                   bank  account
                                                                   information
                                                                   on      file.
                                                                   Proceeds will
                                                                   be   sent  to
                                                                   your  bank by
                                                                   electronic
                                                                   check.

                                                                   CHECK   Visit
                                                                   the   Dreyfus
                                                                   Web  site  to
                                                                   request  your
                                                                   transaction.
                                                                   A check  will
                                                                   be   sent  to
                                                                   the   address
                                                                   of record.

------------------------------------------------------------------------------------------
AUTOMATICALLY       WITH AN INITIAL        ALL SERVICES  Call us   DREYFUS AUTOMATIC
                    INVESTMENT.  Indicate  or your financial       WITHDRAWAL PLAN  Call
[Graphic: Calendar] on your application    representative to       us or your financial
                    which automatic        request a form to add   representative to
                    service(s) you want.   any automatic           request a form to add
                    Return your            investing service (see  the plan.  Complete
                    application with your  "Services for Fund      the form, specifying
                    investment.            Investors").  Complete  the amount and
                                           and return the form     frequency of
                                           along with any other    withdrawals you would
                                           required materials.     like.

                                                                   Be   sure  to
                                                                   maintain   an
                                                                   account
                                                                   balance    of
                                                                   $5,000     or
                                                                   more.

------------------------------------------------------------------------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]


INSTRUCTIONS FOR IRAS

--------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT    TO SELL SHARES
--------------------------------------------------------------------------------------------
IN WRITING         Complete an IRA          Fill out an investment  Write a letter of
                   application, making      slip, and write your    instruction that
[Graphic: Pen]     sure to specify the      account number on your  includes:
                   fund name and to         check.  Indicate the    o     your name and
                   indicate the year the    year the contribution      signature
                   contribution is for.     is for.                 o     your account
                                                                          number
                   Mail your application    Mail the slip and the   o     Balanced Fund
                   and a check to:          check to:               o     the dollar
                   The Dreyfus Trust        The Dreyfus Trust          amount you want to
                   Company, Custodian       Company, Custodian         sell
                   P.O. Box 9552            P.O. Box 9552           o     the share class
                   Boston, MA  02205-8568   Boston, MA  02205-8568  o     how and where to
                   Attn: Institutional      Attn: Institutional        send the proceeds
                   Processing               Processing              o     whether the
                                                                       distribution is
                                                                       qualified or
                                                                       premature
                                                                    o     whether the 10%
                                                                       TEFRA should be
                                                                        withheld

                                                                    Obtain     a
                                                                    signature
                                                                    guarantee or
                                                                    other
                                                                    documentation,
                                                                    if  required
                                                                    (see
                                                                    "Account
                                                                    Policies   -
                                                                    Selling
                                                                    Shares").

                                                                    Mail your request to:
                                                                    The Dreyfus Trust
                                                                    Company
                                                                    P.O. Box 9552
                                                                    Boston, MA  02205-8568
                                                                    Attn: Institutional
                                                                    Processing

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT    TO SELL SHARES
--------------------------------------------------------------------------------------------
BY TELEPHONE       -----                    WIRE  Have your bank    -----
                                            send your investment

[Graphic:                                   to Mellon Trust of New
Telephone]                                  England, National
                                            Association, with
                                            these instructions:
                                            o     ABA #011001234
                                            o     DDA #046590
                                            o     EEC code 5660
                                            o     Discovery Fund
                                            o     the share class
                                            o     your account

                                               number
                                            o     name(s) of
                                               investor(s)
                                            o  dealer number,
                                               if applicable

                                            ELECTRONIC CHECK Same
                                            as wire, but before your
                                            account  number  insert
                                            "182" for  Class A,
                                            "183" for Class B,
                                            "184"  for  Class C,
                                            "185"  for  Class R,
                                            or "186" for Class T.

--------------------------------------------------------------------------------------------
AUTOMATICALLY      -----                    ALL SERVICES  Call us   SYSTEMATIC WITHDRAWAL
                                            or your financial       PLAN  Call us to
[Graphic:                                   representative to       request instructions
Calendar]                                   request a form to add   to establish the plan.
                                            any automatic investing
                                            service (see
                                            "Services   for  Fund
                                            Investors").
                                            Complete  and  return
                                            the form along
                                            with any other
                                            required  materials.
                                            All  contributions
                                            will  count  as
                                            current year contributions.

--------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                        FOR MORE INFORMATION

                                        DREYFUS FOUNDERS DISCOVERY FUND
                                        A SERIES OF DREYFUS FOUNDERS
                                        FUNDS, INC.
                                        SEC FILE NO. 811-01018



                                        More   information   on  this   fund  is
                                        available free upon request, including the following:

                                        ANNUAL/SEMIANNUAL  REPORT  Describes the
                                        fund's   performance,   lists  portfolio
                                        holdings,   and   contains   the  fund's
                                        financial   statements  and  information
                                        from the fund's portfolio  manager about
                                        market  conditions,  economic trends and
                                        fund   strategies   that   significantly
                                        affected the fund's performance during the period.

                                        STATEMENT  OF   ADDITIONAL   INFORMATION
                                        (SAI)  Provides  more details  about the
                                        fund and its policies.  A current SAI is
                                        on file with the Securities and Exchange
                                        Commission   and  is   incorporated   by
                                        reference and legally considered a part of this prospectus.

To obtain information:

-----------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
-----------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
-----------------------------------------------
ON THE  INTERNET  Text only  versions of certain
fund  documents  can be viewed
online or downloaded from http://www.sec.gov
-----------------------------------------------

-----------------------------------------------
You can also obtain  copies,  after  paying a
duplicating  fee, by visiting the
SEC's  Public  Reference  Room  in  Washington,
DC  (for   information,   call  1-202-942-8090)
or by E-mail request to PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference
Section, Washington, DC 20549-0102.

-----------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
GROWTH FUND


Pursuing long-term growth of capital
through investments in growth companies



P R O S P E C T U S May 1, 2004


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                       As with all mutual funds,  the Securities
                                       and Exchange  Commission has not approved
                                       or disapproved these securities or passed
                                       upon the adequacy of this prospectus. Any
                                       representation   to  the  contrary  is  a
                                       criminal offense.

[in margin:
DREYFUS FOUNDERS GROWTH FUND
Ticker Symbols
CLASS A:  FRGDX
CLASS B:  FRGEX
CLASS C:  FRGFX
CLASS R:  FRGYX
CLASS T:  FRGZX]

CONTENTS



THE FUND
------------------------------------------------------------------------------

  Investment Approach......................................................147
  Main Risks...............................................................147
  Past Performance.........................................................148
  Expenses.................................................................150
  More About Investment Objective, Strategies, and Risks...................151
  Management...............................................................154
  Financial Highlights.....................................................156


YOUR INVESTMENT
------------------------------------------------------------------------------

  Account Policies.........................................................162
  Distributions and Taxes..................................................168
  Services for Fund Investors..............................................169
  Instructions for Regular Accounts........................................171
  Instructions for IRAs....................................................174


FOR MORE INFORMATION
------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

Founders Asset Management LLC ("Founders") manages the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

MAIN RISKS

The primary risks of investing in this fund are:
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not Founders' assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably than other equity funds using different investment styles.
o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES


 1994    1995    1996   1997    1998   1999    2000      2001     2002     2003
 ----    ----    ----   ----    ----   ----    ----      ----     ----     ----
                                              -27.30%  -24.89%  -29.15%   31.23%

BEST QUARTER:           Q2 `03            +15.99%
WORST QUARTER:          Q4 `00            -25.07%


The following table compares the performance of each share class to the performance of appropriate broad-based indexes. These returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/03

                                1 Year          Since
                                             Inception *
                             -------------  ---------------
CLASS A                         23.61%         -16.83%
RETURN BEFORE TAXES

CLASS A                         23.61%         -17.85%
RETURN AFTER TAXES ON
DISTRIBUTIONS

CLASS A                         15.35%         -13.79%
RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                         26.14%         -16.71%
RETURNS BEFORE TAXES

CLASS C                         29.04%         -16.24%
RETURNS BEFORE TAXES

CLASS R                         31.87%         -15.39%
RETURNS BEFORE TAXES

CLASS T                         24.57%         -17.22%
RETURNS BEFORE TAXES

S&P 500 INDEX                   28.68%          -5.34%

RUSSELL 1000 GROWTH INDEX       29.75%         -12.81%

*    INCEPTION DATE 12/31/99.


THE STANDARD & POOR'S (S&P) 500 INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE U.S. EQUITIES MARKET AND CONSISTS OF 500 LEADING COMPANIES IN LEADING INDUSTRIES OF THE U.S. ECONOMY. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE COMMON STOCKS OF THOSE COMPANIES AMONG THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee Table                   CLASS A     CLASS B     CLASS C   CLASS R   CLASS T
-------------------------  ----------  ----------  ---------  --------  --------
SHAREHOLDER TRANSACTION
FEES
(FEES PAID FROM YOUR
ACCOUNT)

Maximum front-end sales      5.75        NONE        NONE        NONE       4.50
charge on purchases AS
A % OF OFFERING PRICE
Maximum contingent           NONE1       4.00        1.00        NONE      NONE1
deferred sales charge
(CDSC) AS A % OF
PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID
FROM FUND ASSETS)
% OF AVERAGE DAILY NET
ASSETS
Management fees              0.74        0.74        0.74        0.74       0.74
Rule 12b-1 fee               NONE        0.75        0.75        NONE       0.25
Shareholder services fee     0.25        0.25        0.25        NONE       0.25
Other expenses2              0.67        0.74        0.75        0.39       0.98
TOTAL ANNUAL FUND            1.66        2.48        2.49        1.13       2.22
OPERATING EXPENSES


1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.


[In margin: Key concepts
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.]

Expense example
                    1 Year      3 Years      5 Years   10 Years
                    ----------  -----------  --------  ----------

CLASS A             $734        $1,068       $1,425    $2,427

CLASS B
WITH REDEMPTION     $651        $1,073       $1,521    $2,429*
WITHOUT REDEMPTION  $251        $773         $1,321    $2,429*

CLASS C
WITH REDEMPTION     $352        $776         $1,326    $2,826
WITHOUT REDEMPTION  $252        $776         $1,326    $2,826

CLASS R             $115        $359         $622      $1,375

CLASS T             $665        $1,113       $1,586    $2,889

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The  fund  may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.


Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

MANAGEMENT


Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.845 trillion in assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2003 was 0.74% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

John B. Jares, vice president of investments and chartered financial analyst, joined Founders in 2001 and has been the fund's portfolio manager since that time. Before joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.


Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to Dreyfus Founders Funds, Inc. (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of Dreyfus Founders Funds, Inc., and the directors of the two Dreyfus Premier Funds. Plaintiff also names the Funds and the two Dreyfus Premier Funds as nominal defendants. In the amended complaint, Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of Dreyfus Founders Funds, Inc. and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP, whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                       YEAR ENDED DECEMBER 31,
CLASS A                                           2003        2002       2001       2000
-----------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period             7.46       10.53      14.02      23.88
Income from investment operations:
     Net investment (loss)                      (0.06)      (0.06)     (0.05)     (0.05)
     Net realized and unrealized (losses) on      2.39      (3.01)     (3.44)     (6.39)
     securities
Total from investment operations                  2.33      (3.07)     (3.49)     (6.44)
Less dividends and distributions:
     From net investment income                   0.00        0.00       0.00       0.00
     From net realized gains                      0.00        0.00       0.00     (3.42)
Total distributions                               0.00        0.00       0.00     (3.42)
Net asset value - end of period                   9.79        7.46      10.53      14.02
Total Return (%) 1                               31.23     (29.15)    (24.89)    (27.30)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2              1.66        1.48       1.20       1.05
Gross expenses to average net assets 2            1.66        1.48       1.21       1.08
Net investment (loss) to average net assets     (0.59)      (0.56)     (0.47)     (0.54)
Portfolio turnover rate 3                          124         139        152        182
Net assets - end of period ($ x 1,000)           6,452       5,149      7,795      8,655

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS B                                               2003       2002       2001      2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 7.30      10.38      13.91     23.88
Income from investment operations:
     Net investment (loss)                          (0.17)     (0.18)     (0.13)    (0.11)
     Net realized and unrealized gains (losses)       2.37     (2.90)     (3.40)    (6.44)
     on securities
Total from investment operations                      2.20     (3.08)     (3.53)    (6.55)
Less dividends and distributions:
     From net investment income                       0.00       0.00       0.00      0.00
     From net realized gains                          0.00       0.00       0.00    (3.42)
Total distributions                                   0.00       0.00       0.00    (3.42)
Net asset value - end of period                       9.50       7.30      10.38     13.91
Total Return (%) 1                                   30.14    (29.67)    (25.38)   (27.77)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                  2.48       2.22       1.92      1.80
Gross expenses to average net assets 2                2.48       2.22       1.93      1.82
Net investment (loss) to average net assets         (1.41)     (1.30)     (1.20)    (1.29)
Portfolio turnover rate 3                              124        139        152       182
Net assets - end of period ($ x 1,000)              13,664     11,603     19,829    25,359

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS C                                                2003      2002      2001       2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  7.29     10.36     13.92      23.88
Income from investment operations:
     Net investment (loss)                           (0.19)    (0.26)    (0.18)     (0.10)
     Net realized and unrealized gains (losses)        2.38    (2.81)    (3.38)     (6.44)
     on securities
Total from investment operations                       2.19    (3.07)    (3.56)     (6.54)
Less dividends and distributions:
     From net investment income                        0.00      0.00      0.00       0.00
     From net realized gains                           0.00      0.00      0.00     (3.42)
Total distributions                                    0.00      0.00      0.00     (3.42)
Net asset value - end of period                        9.48      7.29     10.36      13.92
Total Return (%) 1                                    30.04   (29.63)   (25.58)    (27.72)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                   2.49      2.37      2.10       1.80
Gross expenses to average net assets 2                 2.49      2.37      2.11       1.82
Net investment (loss) to average net assets          (1.42)    (1.46)    (1.38)     (1.28)
Portfolio turnover rate 3                               124       139       152        182
Net assets - end of period ($ x 1,000)                1,774     1,528     2,979      4,384

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          YEAR ENDED DECEMBER 31,
CLASS R                                               2003      2002      2001       2000
PER-SHARE DATA ($):
Net asset value - beginning of period                 7.50     10.57     14.07      23.88
Income from investment operations:
     Net investment income (loss)                     0.01      0.01    (0.02)     (0.02)
     Net realized and unrealized gains (losses)       2.38    (3.08)    (3.48)     (6.37)
     on securities
Total from investment operations                      2.39    (3.07)    (3.50)     (6.39)
Less dividends and distributions:
     From net investment income                       0.00      0.00      0.00       0.00
     From net realized gains                          0.00      0.00      0.00     (3.42)
Total distributions                                   0.00      0.00      0.00     (3.42)
Net asset value - end of period                       9.89      7.50     10.57      14.07
Total Return (%)                                     31.87   (29.04)   (24.88)    (27.08)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 1                  1.13      1.30      1.46       0.79
Gross expenses to average net assets 1                1.13      1.30      1.46       0.82
Net investment income (loss) to average net         (0.04)    (0.34)    (0.72)     (0.29)
assets
Portfolio turnover rate 2                              124       139       152        182
Net assets - end of period ($ x 1,000)               8,792     4,333     2,023          9

1 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

2 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          YEAR ENDED DECEMBER 31,
CLASS T                                               2003       2002      2001       2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 7.27      10.38     14.00      23.88
Income from investment operations:
     Net investment (loss)                          (0.30)     (0.56)    (0.19)     (0.09)
     Net realized and unrealized gains (losses)       2.51     (2.55)    (3.43)     (6.37)
     on securities
Total from investment operations                      2.21     (3.11)    (3.62)     (6.46)
Less dividends and distributions:
     From net investment income                       0.00       0.00      0.00       0.00
     From net realized gains                          0.00       0.00      0.00     (3.42)
Total distributions                                   0.00       0.00      0.00     (3.42)
Net asset value - end of period                       9.48       7.27     10.38      14.00
Total Return (%) 1                                   30.40    (29.96)    (25.86)   (27.38)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                  2.22       2.78      2.55       1.29
Gross expenses to average net assets 2                2.22       2.78      2.56       1.32
Net investment (loss) to average net assets         (1.15)     (1.89)    (1.83)     (0.80)
Portfolio turnover rate (%) 3                          124        139       152        182
Net assets - end of period ($ x 1,000)                 220        208       621        802

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

YOUR INVESTMENT

ACCOUNT POLICIES


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.


IN SELECTING A CLASS, consider the following:

o CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.
o CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.
o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

o CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


[On side panel: Reduced Class A and Class T sales charge
LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.]


SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.

Sales charges

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES
                        Sales charge deducted    Sales charge as a % of
 Your investment        as a % of offering price your net investment
 ------------------------------------------------------------------------
                        Class A    Class T       Class A     Class T
                        -------------------------------------------------
 Up to $49,999          5.75%      4.50%         6.10%       4.70%
 $50,000 - $99,999      4.50%      4.00%         4.70%       4.20%
 $100,000 - $249,999    3.50%      3.00%         3.60%       3.10%
 $250,000 - $499,999    2.50%      2.00%         2.60%       2.00%
 $500,000 - $999,999    2.00%      1.50%         2.00%       1.50%
 $1 million or more*    0.00%      0.00%         0.00%       0.00%
* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
                                CDSC as a % of your
                                initial investment or
Years since purchase was made   your redemption
                                (whichever is less)
-----------------------------------------------------------
Up to 2 years                   4.00%
2 - 4 years                     3.00%
4 - 5 years                     2.00%
5 - 6 years                     1.00%
More than 6 years               Shares will automatically
                                convert to Class A, which
                                   has no CDSC

Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS R - NO SALES CHARGE, RULE 12B-1 FEE, OR SHAREHOLDER SERVICES FEE

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares.

THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.


ORDERS TO BUY AND SELL SHARES RECEIVED by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.


Minimum investments
                               Initial     Additional
 ----------------------------  ----------  ------------------------------

 REGULAR ACCOUNTS              $1,000      $100; $500 FOR DREYFUS
                                           TELETRANSFER INVESTMENTS
 TRADITIONAL IRAS              $750        NO MINIMUM
 SPOUSAL IRAS                  $750        NO MINIMUM
 ROTH IRAS                     $750        NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS    $500        NO MINIMUM
                                           AFTER THE FIRST YEAR
 AUTOMATIC INVESTMENT PLANS    $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online
Proceeds sent by    Minimum           Maximum
                    phone/online      phone/online
-----------------------------------------------------------
CHECK*              NO MINIMUM        $250,000 PER DAY

WIRE                $1,000            $500,000 FOR JOINT
                                      ACCOUNTS EVERY 30
                                      DAYS/ $20,000 PER
                                       DAY

DREYFUS             $500              $500,000 FOR JOINT
TELETRANSFER                          ACCOUNTS EVERY 30
                                      DAYS/ $20,000 PER
                                       DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some   circumstances   require   written  sell  orders  along  with  signature
guarantees.  These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o     requests to send the proceeds to a different payee or address
o     written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online transactions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period), although the fund reserves the right to refuse any purchase or exchange request as described under "Market timers" below

o refuse any purchase or exchange request in excess of 1% of the fund's total assets
o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

MARKET TIMERS

MARKET TIMING or other abusive trading practices are not permitted in the fund.

EXCESSIVE, SHORT-TERM MARKET TIMING or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the fund and its shareholders, Founders and the fund's distributor reserve the right to reject any purchase order (including exchanges) from any investor believed to have a history of abusive trading or whose trading, in Founders' or the distributor's judgment, has been or may be disruptive to the fund. In making this judgment, Founders and the distributor may consider trading done in multiple accounts under common ownership or control. The fund also reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.


Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.

[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above.

Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.



SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
        DREYFUS AUTOMATIC        For making  automatic
        ASSET BUILDER(R)         investments from a designated bank account.

        DREYFUS PAYROLL SAVINGS  For making automatic
        PLAN                     investments through payroll
                                 deduction.

        DREYFUS GOVERNMENT       For making automatic
        DIRECT DEPOSIT PRIVILEGE investments from your federal
                                 employment, Social Security or
                                 other regular federal
                                 government check.

        DREYFUS DIVIDEND SWEEP   For automatically
                                 reinvesting  the dividends and
                                 distributions  from the fund into
                                 another Dreyfus Founders  fund or
                                 Dreyfus  Premier  fund (not
                                 available for IRAs).

  For exchanging shares
        DREYFUS AUTO-EXCHANGE    For making regular exchanges
        PRIVILEGE                from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund.

  For selling shares
        DREYFUS AUTOMATIC        For making regular withdrawals
        WITHDRAWAL PLAN          from most funds.  There will be
                                 no CDSC on Class B shares as
                                 long as the amount of any
                                 withdrawal does not exceed an
                                 annual rate of 12% of the
                                 greater of the account value
                                 at the time of the first
                                 withdrawal under the plan, or
                                 at the time of the subsequent withdrawal.

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING          Complete the            Fill out an            Write a letter of
                    application.  Mail      investment slip, and   instruction that
[Graphic: pen]      your application and a  write your account     includes:
                    check to:               number on your check.  o     your name(s) and
                    Dreyfus Founders        Mail the slip and the     signature(s)
                    Funds, Inc.             check to:              o     your account
                    Growth Fund             Dreyfus Founders          number
                    P.O. Box 9268           Funds, Inc.            o     Growth Fund
                    Boston, MA  02205-8502  Growth Fund            o     the dollar
                    Attn: Institutional     P.O. Box 9268             amount you want to
                    Processing              Boston, MA  02205-8502    sell
                                            Attn: Institutional    o     the share class
                                            Processing             o     how and where to
                                                                      send the proceeds

                                                                   Obtain      a
                                                                   signature
                                                                   guarantee  or
                                                                   other
                                                                   documentation,
                                                                   if   required
                                                                   (see "Account
                                                                   Policies    -
                                                                   Selling
                                                                   Shares").

                                                                   Mail your request to:
                                                                   Dreyfus Founders
                                                                   Funds, Inc.
                                                                   P.O. Box 9268
                                                                   Boston, MA  02205-8502
                                                                   Attn: Institutional
                                                                   Processing

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------

BY TELEPHONE        WIRE  Call us to        WIRE  Have your bank   WIRE  Call us or your
                    request an account      send your investment   financial
[Graphic:           application and an      to Mellon Trust of     representative to
Telephone]          account number.  Have   New England, National  request your
                    your bank send your     Association, with      transaction.  Be sure
                    investment to Mellon    these instructions:    the fund has your bank
                    Trust of New England,   o     ABA #011001234   account information on
                    National Association,   o     DDA #046485      file.  Proceeds will
                    with these              o     EEC code 5650    be wired to your
                    instructions:           o     Growth Fund      bank.
                    o     ABA #011001234    o     the share class
                    o     DDA #046485       o     your account     DREYFUS TELETRANSFER
                    o     EEC code 5650        number              Call us or your
                    o     Growth Fund       o     name(s) of       financial
                    o     the share class      investor(s)         representative to
                    o     your account      o     dealer number,   request your

                       number                  if applicable       transaction.  Be sure
                    o     name(s) of                               the fund has your bank
                       investor(s)          ELECTRONIC  CHECK      account  information  on o
                    dealer number if        Same as wire, but      file. Proceeds will
                       applicable           before your  account   be sent to your bank
                                            number insert "213"    by electronic check.
                    Return your             for Class A, "214"
                    application with the    for Class B, "215"     CHECK  Call us or your
                    account number on the   for Class C,  "216"    financial
                    application.            for Class R, or "217"  representative to
                                            for Class T.           request your
                                                                   transaction.  A check
                                            DREYFUS TELETRANSFER   will be sent to
                                            Request Dreyfus        the address  of
                                            TeleTransfer           record.
                                            on  your application.
                                            Call us to request
                                            your transaction.

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
ONLINE              -----                   DREYFUS TELETRANSFER   WIRE  Visit the
(WWW.DREYFUS.COM)                           Request Dreyfus        Dreyfus Web site to
                                            TeleTransfer on your   request your
[Graphic:  Mouse]                           application.  Visit    transaction.  Be sure
                                            the Dreyfus Web site   the fund has your bank
                                            to request your        account information on
                                            transaction.           file.  Proceeds will
                                                                   be wired to your bank.

                                                                   DREYFUS
                                                                   TELETRANSFER
                                                                   Visit     the
                                                                   Dreyfus   Web
                                                                   site       to
                                                                   request  your
                                                                   transaction.
                                                                   Be  sure  the
                                                                   fund has your
                                                                   bank  account
                                                                   information
                                                                   on      file.
                                                                   Proceeds will
                                                                   be   sent  to
                                                                   your  bank by
                                                                   electronic
                                                                   check.

                                                                   CHECK   Visit
                                                                   the   Dreyfus
                                                                   Web  site  to
                                                                   request  your
                                                                   transaction.
                                                                   A check  will
                                                                   be   sent  to
                                                                   the   address
                                                                   of record.

-------------------------------------------------------------------------------------------
AUTOMATICALLY       WITH AN INITIAL         ALL SERVICES  Call us  DREYFUS AUTOMATIC
                    INVESTMENT  Indicate    or your financial      WITHDRAWAL PLAN  Call
[Graphic: Calendar] on your application     representative to      us or your financial
                    which automatic         request a form to add  representative to
                    service(s) you want.    any automatic          request a form to add
                    Return your             investing service      the plan.  Complete
                    application with your   (see "Services for     the form, specifying
                    investment.             Fund investors").      the amount and
                                            Complete and return    frequency of
                                            the form along with    withdrawals you would
                                            any other required     like.
                                            materials.
                                                                   Be   sure  to
                                                                   maintain   an
                                                                   account
                                                                   balance    of
                                                                   $5,000     or
                                                                   more.
-------------------------------------------------------------------------------------------

To open an  account,  make  subsequent  investments  or  sell  shares,  please
contact  your  financial   representative  or  call  toll  free  in  the  U.S.
1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.
ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

-------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING         Complete an IRA          Fill out an            Write a letter of
                   application, making      investment slip, and   instruction that
[Graphic: pen]     sure to specify the      write your account     includes:
                   fund name and to         number on your         o     your name and
                   indicate the year the    check.  Indicate the      signature
                   contribution is for.     year the contribution  o     your account
                                            is for.                   number
                   Mail your application                           o     Growth Fund
                   and a check to:          Mail the slip and the  o     the dollar
                   The Dreyfus Trust        check to:                 amount you want to
                   Company, Custodian       The Dreyfus Trust         sell
                   P.O. Box 9552            Company, Custodian     o     the share class
                   Boston, MA  02205-8568   P.O. Box 9552          o     how and where to
                   Attn: Institutional      Boston, MA  02205-8568    send the proceeds
                   Processing               Attn: Institutional    o     whether the
                                            Processing                distribution is
                                                                      qualified or
                                                                      premature
                                                                   o     whether the 10%
                                                                      TEFRA should be
                                                                        withheld

                                                                   Obtain      a
                                                                   signature
                                                                   guarantee  or
                                                                   other
                                                                   documentation,
                                                                   if   required
                                                                   (see "Account
                                                                   Policies    -
                                                                   Selling
                                                                   Shares").

                                                                   Mail your request to:
                                                                   The Dreyfus Trust
                                                                   Company
                                                                   P.O. Box 9552
                                                                   Boston, MA  02205-8568
                                                                   Attn: Institutional
                                                                   Processing

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
BY TELEPHONE       -----                    WIRE  Have your bank   -----
                                            send your investment

[Graphic:                                   to Mellon Trust of
Telephone]                                  New England, National
                                            Association, with
                                            these instructions:
                                            o     ABA # 011001234
                                            o     DDA #046485
                                            o     EEC code 5650
                                            o     Growth Fund
                                            o     the share class
                                            o     your account

                                               number
                                            o     name(s) of
                                               investor(s) o dealer number,
                                               if applicable

                                            ELECTRONIC  CHECK Same as wire,  but
                                            before your  account  number  insert
                                            "213" for  Class A,  "214" for Class
                                            B,  "215"  for  Class C,  "216"  for
                                            Class R, or "217" for Class T.

-------------------------------------------------------------------------------------------
AUTOMATICALLY      -----                    ALL SERVICES  Call us  SYSTEMATIC WITHDRAWAL
                                            or your financial      PLAN  Call us to
[Graphic: xxx]                              representative to      request instructions
                                            request a form to add  to establish the plan.
                                            any automatic
                                            investing service
                                            (see "Services for
                                            Fund Investors".
                                            Complete  and  return the form along
                                            with any other  required  materials.
                                            All  contributions   will  count  as
                                            current year contributions.
-------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                        FOR MORE INFORMATION

                                        DREYFUS FOUNDERS GROWTH FUND
                                        A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
                                        SEC FILE NO. 811-01018

                                        More   information   on  this   fund  is
                                        available free upon request, including the following:

                                        ANNUAL/SEMIANNUAL  REPORT  Describes the
                                        fund's   performance,   lists  portfolio
                                        holdings,   and   contains   the  fund's
                                        financial   statements  and  information
                                        from the fund's portfolio  manager about
                                        market  conditions,  economic trends and
                                        fund   strategies   that   significantly
                                        affected the fund's performance during the period.

                                        STATEMENT  OF   ADDITIONAL   INFORMATION
                                        (SAI)  Provides  more details  about the
                                        fund and its policies.  A current SAI is
                                        on file with the Securities and Exchange
                                        Commission   and  is   incorporated   by
                                        reference and legally considered a part of this prospectus.

    To obtain information:

   -------------------------------------------------
   BY TELEPHONE
   Call your financial representative or
   1-800-554-4611
   -------------------------------------------------
   BY MAIL  Write to:
   Dreyfus Founders Funds
   144 Glenn Curtiss Boulevard
   Uniondale, N.Y.  11556-0144
   -------------------------------------------------
   ON THE INTERNET  Text only  versions of certain
   fund documents can be viewed online or downloaded
   from http://www.sec.gov
   -------------------------------------------------

   -------------------------------------------------
   You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public
   Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington,
   DC 20549-0102.

   -------------------------------------------------

   Dreyfus Founders Funds are managed by
   Founders Asset Management LLC.

   Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
GROWTH AND INCOME FUND


Pursuing long-term growth of capital and income through investments in growth companies



P R O S P E C T U S May 1, 2004


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                     As with all mutual  funds,  the  Securities
                                     and Exchange Commission has not approved or
                                     disapproved these securities or passed upon
                                     the  adequacy  of  this   prospectus.   Any
                                     representation   to  the   contrary   is  a
                                     criminal offense.

[in margin:
DREYFUS FOUNDERS GROWTH AND INCOME FUND
Ticker Symbols
CLASS A:  FRMAX
CLASS B:  FRMEX
CLASS C:  FRMDX
CLASS R:  FRMRX
CLASS T:  FRMVX]

CONTENTS


THE FUND
------------------------------------------------------------------------------

  Investment Approach......................................................180
  Main Risks...............................................................180
  Past Performance.........................................................181
  Expenses.................................................................182
  More About Investment Objective, Strategies, and Risks...................184
  Management...............................................................187
  Financial Highlights.....................................................189


YOUR INVESTMENT
------------------------------------------------------------------------------

  Account Policies.........................................................197
  Distributions and Taxes..................................................203
  Services for Fund Investors..............................................204
  Instructions for Regular Accounts........................................207
  Instructions for IRAs....................................................210


FOR MORE INFORMATION
------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

THE FUND

INVESTMENT APPROACH


The fund seeks long-term growth of capital and income. To pursue this goal, the fund primarily invests in common stocks of large, well-established and mature companies of great financial strength. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The fund normally invests at least 65% of its total assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index and that generally pay regular dividends.


The fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The fund may also invest up to 30% of its total assets in foreign securities.

Founders Asset Management LLC ("Founders") manages the fund using a core approach with a growth tilt. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

[On side panel:  Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

MAIN RISKS

The primary risks of investing in this fund are:
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not Founders' assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.
o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.
LARGE COMPANIES: generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the stock market as a whole.
DIVIDEND: a payment of stock or cash from a company's profits to its stockholders.]

[On side panel: What the fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES


  1994    1995    1996   1997    1998   1999    2000     2001    2002     2003
  ----    ----    ----   ----    ----   ----    ----     ----    ----     ----
                                               -19.04   -18.65  -26.18   30.52%

BEST QUARTER:     Q2 `03            +14.58%
WORST QUARTER:    Q3 `02            -16.54%



The following table compares the performance of each share class to the performance of an appropriate broad-based index. These returns include applicable sales loads and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/03

Share class                     1 Year         Since
                                             Inception*
                             -------------  -------------
CLASS A                         23.01%        -12.05%
RETURN BEFORE TAXES

CLASS A                         23.01%        -12.36%
RETURN AFTER TAXES
ON DISTRIBUTIONS

CLASS A                         14.96%         -9.94%
RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                         25.41%        -11.80%
RETURNS BEFORE TAXES

CLASS C                         28.34%        -11.58%
RETURNS BEFORE TAXES

CLASS R                         30.55%        -10.55%
RETURNS BEFORE TAXES

CLASS T                         23.38%        -12.30%
RETURNS BEFORE TAXES

S&P 500 INDEX                   28.68%         -5.34%


* INCEPTION DATE 12/31/99.


THE STANDARD & POOR'S (S&P) 500 INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE U.S. EQUITIES MARKET AND CONSISTS OF 500 LEADING COMPANIES IN LEADING INDUSTRIES OF THE U.S. ECONOMY.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee Table                          CLASS A     CLASS B     CLASS C    CLASS R     CLASS T
--------------------------------  -----------  ---------  ----------  ---------   ---------
SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge       5.75        NONE       NONE        NONE        4.50
on purchases AS A % OF
OFFERING PRICE
Maximum contingent deferred         NONE1        4.00       1.00        NONE       NONE1
sales charge (CDSC) AS A % OF
PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND
ASSETS) % OF AVERAGE DAILY NET
ASSETS
Management fees                      0.65        0.65       0.65        0.65        0.65
Rule 12b-1 fee                       NONE        0.75       0.75        NONE        0.25
Shareholder services fee             0.25        0.25       0.25        NONE        0.25
Other expenses 2                     0.59        0.65       0.64        0.70        1.12
TOTAL ANNUAL FUND OPERATING          1.49        2.30       2.29        1.35        2.27
EXPENSES

1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.


[In margin: Key concepts
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations. RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.]

Expense example
                     1 Year     3 Years      5 Years      10 Years
                    ---------  ----------   -----------  ------------

CLASS A               $718      $1,019        $1,341       $2,252

CLASS B
WITH REDEMPTION       $633      $1,018        $1,430       $2,246*
WITHOUT REDEMPTION    $233       $718         $1,230       $2,246*

CLASS C
WITH REDEMPTION       $332       $715         $1,225       $2,626
WITHOUT REDEMPTION    $232       $715         $1,225       $2,626

CLASS R               $137       $428          $739        $1,624

CLASS T               $670      $1,127        $1,610       $2,938

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The  fund  may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.


Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

MANAGEMENT


Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.845 trillion in assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2003 was 0.65% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

John B. Jares, vice president of investments and chartered financial analyst, joined Founders in 2001 and has been the fund's portfolio manager since that time. Before joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to Dreyfus Founders Funds, Inc. (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of Dreyfus Founders Funds, Inc., and the directors of the two Dreyfus Premier Funds. Plaintiff also names the Funds and the two Dreyfus Premier Funds as nominal defendants. In the amended complaint, Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of Dreyfus Founders Funds, Inc. and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP, whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                          YEAR ENDED DECEMBER 31,
CLASS A                                              2003       2002      2001        2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                3.44       4.66      5.73        7.61
Income from investment operations:
   Net investment income (loss) 1                    0.03     (0.02)    (0.07)        0.00
   Net realized and unrealized gains (losses)        1.02     (1.20)    (1.00)      (1.45)
   on securities
Total from investment operations                     1.05     (1.22)    (1.07)      (1.45)
Less dividends and distributions:
   From net investment income                        0.00       0.00      0.00        0.00
   From net realized gains 2                         0.00       0.00      0.00      (0.43)
Total distributions                                  0.00       0.00      0.00      (0.43)
Net asset value - end of period                      4.49       3.44      4.66        5.73
Total Return (%) 3                                  30.52    (26.18)   (18.65)     (19.04)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 4                 1.48       1.87      2.98        1.01
Gross expenses to average net assets 4               1.49       1.87      2.98        1.06
Net investment (loss) to average net assets        (0.25)     (0.67)    (1.82)      (0.03)
Portfolio turnover rate 5                             123        152       144         165
Net assets - end of period ($ x 1,000)                935        378       442         318

1 NET INVESTMENT INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

3 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

4 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

5 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS B                                               2003         2002      2001      2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 3.40         4.61      5.65      7.61
Income from investment operations:
   Net investment (loss)                            (0.01)       (0.05)    (0.04)    (0.02)
   Net realized and unrealized gains (losses) on      1.01       (1.16)    (1.00)    (1.51)
   securities
Total from investment operations                      1.00       (1.21)    (1.04)    (1.53)
Less distributions:                                   0.00
   From net investment income                                      0.00      0.00      0.00
   From net realized gains 1                          0.00         0.00      0.00    (0.43)
Total distributions                                   0.00         0.00      0.00    (0.43)
Net asset value - end of period                       4.40         3.40      4.61      5.65
Total Return (%) 2                                   29.41      (26.25)   (18.38)   (20.09)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3                  2.30         2.14      2.19      1.76
Gross expenses to average net assets 3                2.30         2.14      2.20      1.80
Net investment (loss) to average net assets         (1.08)       (0.95)    (1.03)    (0.88)
Portfolio turnover rate 4                              123          152       144       165
Net assets - end of period ($ x $1,000)              1,709        1,013     1,599     1,170

1 DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS,AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          YEAR ENDED DECEMBER 31,
CLASS C                                             2003        2002       2001       2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period               3.34        4.55       5.66       7.61
Income from investment operations:
   Net investment income (loss)                     0.04      (0.07)     (0.13)     (0.01)
   Net realized and unrealized gains (losses)       0.94      (1.14)     (0.98)     (1.51)
   on securities
Total from investment operations                    0.98      (1.21)     (1.11)     (1.52)
Less dividends and distributions:
   From net investment income                       0.00        0.00       0.00       0.00
   From net realized gains 1                        0.00        0.00       0.00     (0.43)
Total distributions                                 0.00        0.00       0.00     (0.43)
Net asset value - end of period                     4.32        3.34       4.55       5.66
Total Return (%) 2                                 29.34     (26.59)    (19.58)    (19.96)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3,4              2.28        2.76       3.16       1.75
Gross expenses to average net assets 3,4            2.29        2.77       3.17       1.84
Net investment (loss) to average net assets 4     (1.04)      (1.55)     (2.01)     (0.83)
Portfolio turnover rate 5                            123         152        144        165
Net assets - end of period ($ x 1,000)               357         186        270        343

1 DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.01% (2002) AND 3.55% (2001). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.02% (2002) AND 3.56% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.80%) (2002) AND (2.40%) (2001).

5 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS R                                               2003       2002        2001      2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 3.47       4.74        5.74      7.61
Income from investment operations:
   Net investment income (loss) 1                     0.06     (0.08)      (0.01)      0.00
   Net realized and unrealized gains (losses)         1.00     (1.19)      (0.99)    (1.44)
   on securities
Total from investment operations                      1.06     (1.27)      (1.00)    (1.44)
Less dividends and distributions:
   From net investment income                         0.00       0.00        0.00      0.00
   From net realized gains 2                          0.00       0.00        0.00    (0.43)
Total distributions                                   0.00       0.00        0.00    (0.43)
Net asset value - end of period                       4.53       3.47        4.74      5.74
Total Return (%)                                     30.55    (26.79)     (17.39)   (18.91)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3,4                1.35       2.95        2.72      0.76
Gross expenses to average net assets 3,4              1.35       2.95        2.73      0.79
Net investment income (loss) to average net         (0.12)     (1.78)      (1.68)      0.01
assets 4
Portfolio turnover rate 5                              123        152         144       165
Net assets - end of period ($ x 1,000)                 211         57          51         1

1 NET INVESTMENT INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 4.68% (2002) AND 82.22% (2001). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 4.68% (2002) AND 82.23% (2001). THE NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (3.51%) (2002) AND (81.18)% (2001).

5 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          YEAR ENDED DECEMBER 31,
CLASS T                                              2003        2002      2001       2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                3.39        4.60      5.68       7.61
Income from investment operations:
   Net investment (loss)                           (0.23)      (0.30)    (0.09)     (0.01)
   Net realized and unrealized gains (losses)        1.22      (0.91)    (0.99)     (1.49)
   on securities
Total from investment operations                     0.99      (1.21)    (1.08)     (1.50)
Less dividends and distributions:
   From net investment income                        0.00        0.00      0.00       0.00
   From net realized gains 1                         0.00        0.00      0.00     (0.43)
Total distributions                                  0.00        0.00      0.00     (0.43)
Net asset value - end of period                      4.38        3.39      4.60       5.68
Total Return (%) 2                                  29.20     (26.30)   (18.99)    (19.69)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3,4               2.26        2.46      3.13       1.25
Gross expenses to average net assets 3,4             2.27        2.47      3.14       1.28
Net investment (loss) to average net assets 4      (1.11)      (1.29)    (1.96)     (0.40)
Portfolio turnover rate 5                             123         152       144        165
Net assets - end of period ($ x 1,000)                 30          33       127         82

1 DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.70% (2002) AND 6.31% (2001). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.71% (2002) AND 6.32% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (2.53%) (2002) AND (5.14%) (2001).

5 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

YOUR INVESTMENT

ACCOUNT POLICIES


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.


IN SELECTING A CLASS, consider the following:

o CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.
o CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.
o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

o CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


[On side panel: Reduced Class A and Class T sales charge.
LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.]


SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.

Sales charges

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES
                         Sales charge deducted   Sales charge as a % of
    Your investment     as a % of offering price   your net investment
 ------------------------------------------------------------------------
                         Class A      Class T      Class A     Class T
                        -------------------------------------------------
 Up to $49,999               5.75%         4.50%       6.10%       4.70%
 $50,000 - $99,999           4.50%         4.00%       4.70%       4.20%
 $100,000 - $249,999         3.50%         3.00%       3.60%       3.10%
 $250,000 - $499,999         2.50%         2.00%       2.60%       2.00%
 $500,000 - $999,999         2.00%         1.50%       2.00%       1.50%
 $1 million or more*         0.00%         0.00%       0.00%       0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
                                   CDSC as a % of your
                                  initial investment or
Years since purchase was made        your redemption
                                   (whichever is less)
-----------------------------------------------------------
Up to 2 years                             4.00%
2 - 4 years                               3.00%
4 - 5 years                               2.00%
5 - 6 years                               1.00%
More than 6 years               Shares will automatically
                                convert to Class A, which
                                       has no CDSC

Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS R - NO SALES CHARGE, RULE 12B-1 FEE, OR SHAREHOLDER SERVICES FEE

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares.


THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.


Minimum investments
                                Initial          Additional
 ----------------------------  ----------  -----------------------
 REGULAR ACCOUNTS              $1,000      $100; $500 FOR
                                           DREYFUS TELETRANSFER
                                           INVESTMENTS

 TRADITIONAL IRAS              $750        NO MINIMUM

 SPOUSAL IRAS                  $750        NO MINIMUM

 ROTH IRAS                     $750        NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS    $500        NO MINIMUM
                                           AFTER THE FIRST YEAR

 AUTOMATIC INVESTMENT PLANS    $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

 Limitations on selling shares by phone or online
 Proceeds sent by     Minimum           Maximum   phone/online
                      phone/online
 ---------------------------------------------------------------
 CHECK*               NO MINIMUM        $250,000 PER DAY

 WIRE                 $1,000            $500,000 FOR JOINT
                                        ACCOUNTS EVERY 30
                                        DAYS/ $20,000 PER DAY

 DREYFUS              $500              $500,000 FOR JOINT
 TELETRANSFER                           ACCOUNTS EVERY 30
                                        DAYS/ $20,000 PER DAY

 * NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o  requests to send the proceeds to a different payee or address
o  written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period), although the fund reserves the right to refuse any purchase or exchange request as described under "Market timers" below

o refuse any purchase or exchange request in excess of 1% of the fund's total assets
o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

MARKET TIMERS

MARKET TIMING or other abusive trading practices are not permitted in the fund.

EXCESSIVE, SHORT-TERM MARKET TIMING or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the fund and its shareholders, Founders and the fund's distributor reserve the right to reject any purchase order (including exchanges) from any investor believed to have a history of abusive trading or whose trading, in Founders' or the distributor's judgment, has been or may be disruptive to the fund. In making this judgment, Founders and the distributor may consider trading done in multiple accounts under common ownership or control. The fund also reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.

Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.


[On side panel: Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above.

Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
        DREYFUS AUTOMATIC        For making  automatic
        ASSET BUILDER(R)         investments from a designated bank account.

        DREYFUS PAYROLL SAVINGS  For making automatic
        PLAN                     investments through payroll
                                 deduction.

        DREYFUS GOVERNMENT       For making automatic
        DIRECT DEPOSIT PRIVILEGE investments from your federal
                                 employment, Social Security or
                                 other regular federal
                                 government check.

        DREYFUS DIVIDEND SWEEP   For automatically
                                 reinvesting  the dividends and
                                 distributions  from the fund into
                                 another Dreyfus Founders  fund or
                                 Dreyfus  Premier  fund (not
                                 available for IRAs).

  For exchanging shares
        DREYFUS AUTO-EXCHANGE    For making regular exchanges
        PRIVILEGE                from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund.

  For selling shares
        DREYFUS AUTOMATIC        For making regular withdrawals
        WITHDRAWAL PLAN          from most funds.  There will be
                                 no CDSC on Class B shares as
                                 long as the amount of any
                                 withdrawal does not exceed an
                                 annual rate of 12% of the
                                 greater of the account value
                                 at the time of the first
                                 withdrawal under the plan, or
                                 at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

---------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT    TO SELL SHARES
---------------------------------------------------------------------------------------------
IN WRITING              Complete the           Fill out an investment  Write a letter of
                        application.  Mail     slip, and write your    instruction that
[Graphic: Pen]          your application and   account number on your  includes:
                        a check to:            check.                  o     your name(s)
                        Dreyfus Founders       Mail the slip and the      and signature(s)
                        Funds, Inc.            check to:               o     your account
                        Growth and Income Fund Dreyfus Founders           number
                        P.O. Box 9268          Funds, Inc.             o     Growth and
                        Boston, MA  02205-8502 Growth and Income Fund     Income Fund
                        Attn: Institutional    P.O. Box 9268           o     the dollar
                        Processing             Boston, MA  02205-8502     amount you want
                                               Attn: Institutional        to sell
                                               Processing              o     the share class
                                                                       o     how and where
                                                                          to send the
                                                                          proceeds

                                                                       Obtain  a
                                                                       signature
                                                                       guarantee
                                                                       or  other
                                                                       documentation,
                                                                       if
                                                                       required
                                                                       (see
                                                                       "Account
                                                                       Policies
                                                                       - Selling
                                                                       Shares").

                                                                       Mail your request to:
                                                                       Dreyfus Founders
                                                                       Funds, Inc.
                                                                       P.O. Box 9268
                                                                       Boston, MA
                                                                       02205-8502
                                                                       Attn: Institutional
                                                                       Processing


---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT    TO SELL SHARES
---------------------------------------------------------------------------------------------

BY TELEPHONE            WIRE.  Call us to      WIRE.  Have your bank   WIRE.  Call us or
                        request an account     send your investment    your financial
[Graphic: Telephone]    application and an     to Mellon Trust of New  representative to
                        account number.  Have  England, National       request your
                        your bank send your    Association, with       transaction.  Be
                        investment to Mellon   these instructions:     sure the fund has
                        Trust of New England,  o     ABA #011001234    your bank account
                        National Association,  o     DDA #046485       information on
                        with these             o     EEC code 5650     file.  Proceeds will
                        instructions:          o     Growth and        be wired to your
                        o     ABA #011001234      Income Fund          bank.
                        o     DDA #046485      o     the share class
                        o     EEC code 5650    o     your account      DREYFUS
                        o     Growth and          number               TeleTransfer.  Call
                           Income Fund         o     name(s) of        us or your financial
                        o     the share class     investor(s)          representative to
                        o     your account     o     dealer number,    request your

                           number                 if applicable        transaction.  Be
                        o     name(s) of                               sure the fund has
                           investor(s)  ELECTRONIC  CHECK.  your bank  account o
                        dealer number Same as wire, but information on
                           if applicable       before your account     file.  Proceeds will
                                               number insert "275"     be sent to your bank
                        Return your            for Class A, "276" for  by electronic check.
                        application with the   Class B, "277" for
                        account number on the  Class C,  "278" for     CHECK.  Call us or
                        application.           Class R, or "279" for   your financial
                                               Class T.                representative to
                                                                       request your
                                               DREYFUS TELETRANSFER.   transaction.  A
                                               Request Dreyfus         check will be sent
                                               TeleTransfer on your    to the address of
                                               application.  Call us   record.
                                               to request your
                                               transaction.

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT    TO SELL SHARES
---------------------------------------------------------------------------------------------
ONLINE                  -----                  DREYFUS TELETRANSFER.   WIRE.  Visit the
(WWW.DREYFUS.COM)                              Request Dreyfus         Dreyfus Web site to
                                               TeleTransfer on your    request your
[Graphic:  Mouse]                              application.  Visit     transaction.  Be
                                               the Dreyfus Web site    sure the fund has
                                               to request your         your bank account
                                               transaction.            information on
                                                                       file.
                                                                       Proceeds
                                                                       will   be
                                                                       wired  to
                                                                       your
                                                                       bank.

                                                                       DREYFUS
                                                                       TELETRANSFER.
                                                                       Visit the
                                                                       Dreyfus
                                                                       Web  site
                                                                       to
                                                                       request
                                                                       your
                                                                       transaction.
                                                                       Be   sure
                                                                       the  fund
                                                                       has  your
                                                                       bank
                                                                       account
                                                                       information
                                                                       on  file.
                                                                       Proceeds
                                                                       will   be
                                                                       sent   to
                                                                       your bank
                                                                       by
                                                                       electronic
                                                                       check.

                                                                       CHECK.
                                                                       Visit the
                                                                       Dreyfus
                                                                       Web  site
                                                                       to
                                                                       request
                                                                       your
                                                                       transaction.
                                                                       A   check
                                                                       will   be
                                                                       sent   to
                                                                       the
                                                                       address
                                                                       of
                                                                       record.

---------------------------------------------------------------------------------------------
AUTOMATICALLY           WITH AN INITIAL        ALL SERVICES.  Call us  DREYFUS AUTOMATIC
                        INVESTMENT.  Indicate  or your financial       WITHDRAWAL PLAN.
[Graphic: Calendar]     on your application    representative to       Call us or your
                        which automatic        request a form to add   financial
                        service(s) you want.   any automatic           representative to
                        Return your            investing service (see  request a form to
                        application with your  "Services for Fund      add the plan.
                        investment.            Investors").  Complete  Complete the form,
                                               and return the form     specifying the
                                               along with any other    amount and frequency
                                               required materials.     of withdrawals you
                                                                       would like.

                                                                       Be   sure
                                                                       to
                                                                       maintain
                                                                       an
                                                                       account
                                                                       balance
                                                                       of $5,000
                                                                       or more.

---------------------------------------------------------------------------------------------

To open an  account,  make  subsequent  investments  or  sell  shares,  please
contact  your  financial   representative  or  call  toll  free  in  the  U.S.
1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.
ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

---------------------------------------------------------------------------------------------
                      TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT   TO SELL SHARES
---------------------------------------------------------------------------------------------
IN WRITING            Complete an IRA          Fill out an            Write a letter of
                      application, making      investment slip, and   instruction that
[Graphic: Pen]        sure to specify the      write your account     includes:
                      fund name and to         number on your         o     your name and
                      indicate the year the    check.  Indicate the      signature
                      contribution is for.     year the contribution  o     your account
                                               is for.                   number
                      Mail your application                           o     Growth and
                      and a check to:          Mail the slip and the     Income Fund
                      The Dreyfus Trust        check to:              o     the dollar
                      Company, Custodian       The Dreyfus Trust         amount you want to
                      P.O. Box 9552            Company, Custodian        sell
                      Boston, MA  02205-8568   P.O. Box 9552          o     the share class
                      Attn: Institutional      Boston, MA  02205-8568 o     how and where to
                      Processing               Attn: Institutional       send the proceeds
                                               Processing             o     whether the
                                                                         distribution is
                                                                         qualified or
                                                                         premature
                                                                      o     whether the 10%
                                                                         TEFRA should be
                                                                         withheld

                                                                      Obtain   a
                                                                      signature
                                                                      guarantee
                                                                      or   other
                                                                      documentation,
                                                                      if
                                                                      required
                                                                      (see
                                                                      "Account
                                                                      Policies -
                                                                      Selling
                                                                      Shares").

                                                                      Mail your request to:
                                                                      The Dreyfus Trust
                                                                      Company
                                                                      P.O. Box 9552
                                                                      Boston, MA  02205-8568
                                                                      Attn: Institutional
                                                                      Processing

----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                      TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT   TO SELL SHARES
---------------------------------------------------------------------------------------------
BY TELEPHONE          -----                    WIRE.  Have your bank  -----
                                               send your investment

[Graphic: Telephone]                           to Mellon Trust of
                                               New England, National
                                               Association, with
                                               these instructions:
                                               o     ABA #011001234
                                               o     DDA #046485
                                               o     EEC code 5650
                                               o     Growth and

                                                  Income Fund
                                               o     the share class
                                               o     your account
                                                  number
                                               o     name(s) of
                                                  investor(s) o dealer number,
                                                  if applicable

                                               ELECTRONIC  CHECK.  Same as wire,
                                               but before  your  account  number
                                               insert  "275" for Class A,  "276"
                                               for  Class B,  "277" for Class C,
                                               "278"  for  Class R, or "279" for
                                               Class T.

----------------------------------------------------------------------------------------------
AUTOMATICALLY         -----                    ALL SERVICES.  Call    SYSTEMATIC WITHDRAWAL
                                               us or your financial   PLAN.  Call us to
[Graphic: Calendar]                            representative to      request instructions
                                               request a form to add  to establish the plan.
                                               any automatic
                                               investing service
                                               (see "Services for
                                               Fund Investors").
                                               Complete   and  return  the  form
                                               along  with  any  other  required
                                               materials. All contributions will
                                               count     as     current     year
                                               contributions.

----------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                        FOR MORE INFORMATION

                                        DREYFUS FOUNDERS GROWTH AND INCOME
                                        FUND
                                        A SERIES OF DREYFUS FOUNDERS FUNDS,
                                        INC.
                                        SEC FILE NO. 811-01018

                                        More   information   on  this   fund  is
                                        available free upon request, including the following:

                                        ANNUAL/SEMIANNUAL  REPORT  Describes the
                                        fund's   performance,   lists  portfolio
                                        holdings,   and   contains   the  fund's
                                        financial   statements  and  information
                                        from the fund's portfolio  manager about
                                        market  conditions,  economic trends and
                                        fund   strategies   that   significantly
                                        affected the fund's performance during the period.

                                        STATEMENT  OF   ADDITIONAL   INFORMATION
                                        (SAI)  Provides  more details  about the
                                        fund and its policies.  A current SAI is
                                        on file with the Securities and Exchange
                                        Commission   and  is   incorporated   by
                                        reference and legally considered a part of this prospectus.

To obtain information:

--------------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
--------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
--------------------------------------------------
ON THE INTERNET  Text only versions of certain
fund documents can be viewed online or
downloaded from: http://www.sec.gov
--------------------------------------------------

--------------------------------------------------

You can also obtain  copies,  after  paying a
duplicating  fee, by visiting the SEC's  Public
Reference  Room  in  Washington,   DC  (for
information,   call  1-202-942-8090) or by E-mail
request to PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington,
DC 20549-0102.

--------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND


Pursuing long-term growth of capital
through investments in foreign securities



P R O S P E C T U S May 1, 2004


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                    As with all mutual funds, the Securities and
                                    Exchange  Commission  has  not  approved  or
                                    disapproved  these securities or passed upon
                                    the   adequacy  of  this   prospectus.   Any
                                    representation to the contrary is a criminal offense.

[in margin:
DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
Ticker Symbols
CLASS A:  FOIAX
CLASS B:  FOIDX
CLASS C:  FOICX
CLASS R:  FOIRX
CLASS T:  FOIUX]

CONTENTS



THE FUND
------------------------------------------------------------------------------

  Investment Approach......................................................216
  Main Risks...............................................................216
  Past Performance.........................................................217
  Expenses.................................................................220
  More About Investment Objective, Strategies and Risks....................221
  Management...............................................................224
  Financial Highlights.....................................................226


YOUR INVESTMENT
------------------------------------------------------------------------------

  Account Policies.........................................................233
  Distributions and Taxes..................................................239
  Services for Fund Investors..............................................240
  Instructions for Regular Accounts........................................242
  Instructions for IRAs....................................................245


FOR MORE INFORMATION
------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund, an international fund, seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior notice of the change is given to fund shareholders. The fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

Founders Asset Management LLC ("Founders") manages the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

MAIN RISKS

The primary risks of investing in this fund are:
o  FOREIGN  INVESTMENT  RISK.   Investments  in  foreign  securities  involve
   different risks than U.S. investments. These risks include:
o MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are generally less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.
o CURRENCY RISK. The fund's assets are invested primarily in foreign securities. Since substantially all of its revenue is received in foreign currencies, the fund's net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The fund pays dividends, if any, in U.S. dollars and incurs currency conversion costs.

o POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the fund; and political, economic, or social instability.
o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
o INITIAL PUBLIC OFFERINGS. The fund may invest in initial public offerings ("IPOs"). Part of the fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs in which the fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on performance.

[On side panel: Key concepts
INTERNATIONAL   FUND:  a  type  of  mutual  fund  that  generally  invests  in securities traded anywhere in the world, except the United States.
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
FOREIGN SECURITIES: securities of issuers, wherever organized, that have their principal business activities outside of the United States. Founders considers where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES


 1994   1995   1996   1997    1998   1999     2000      2001     2002      2003
 ----   ----   ----   ----    ----   ----     ----      ----     ----      ----
                                             -17.60%  -30.44%   -28.19%    36.84

BEST QUARTER:     Q4 `03            +17.83%
WORST QUARTER:    Q3 `02            -22.45%


The following table compares the performance of each share class to the performance of appropriate broad-based indexes. These returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/03


Share class                  1 Year             Since
                                             Inception *
                       -------------------  --------------

CLASS A                      28.95%            -14.64%
RETURNS BEFORE TAXES

CLASS A                      28.81%            -15.49%
RETURNS AFTER TAXES
ON DISTRIBUTIONS

CLASS A                      19.00%            -12.23%
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                      31.95%            -14.59%
RETURNS BEFORE TAXES

CLASS C                      34.76%            -14.07%
RETURNS BEFORE TAXES

CLASS R                      37.27%            -13.17%
RETURNS BEFORE TAXES

CLASS T                      30.37%            -14.58%
RETURNS BEFORE TAXES

MORGAN STANLEY               39.42%            -5.44%
CAPITAL INTERNATIONAL
WORLD EX U.S. INDEX

MORGAN STANLEY               40.83%            -5.01%
CAPITAL INTERNATIONAL
ALL-COUNTRY WORLD
EX U.S. INDEX


* INCEPTION DATE 12/31/99.


THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX MEASURES GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE OUTSIDE OF THE UNITED STATES. THE MSCI ALL-COUNTRY WORLD EX U.S. INDEX MEASURES EQUITY MARKET PERFORMANCE IN THE GLOBAL DEVELOPED AND EMERGING MARKETS OUTSIDE THE UNITED STATES. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS REFLECT THE EXPENSE LIMITATION DESCRIBED BELOW UNDER "EXPENSES."


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table                             CLASS A    CLASS B   CLASS C    CLASS R   CLASS T
------------------------------------  ---------  --------  ---------  --------  ---------
SHAREHOLDER TRANSACTION FEES (FEES
PAID FROM YOUR ACCOUNT)
Maximum front-end sales charge on         5.75      NONE       NONE      NONE       4.50
purchases
AS A % OF OFFERING PRICE
Maximum contingent deferred sales        NONE1      4.00       1.00      NONE      NONE1
charge (CDSC)
AS A % OF PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS
Management fees                           0.75      0.75       0.75      0.75       0.75
Rule 12b-1 fee                            NONE      0.75       0.75      NONE       0.25
Shareholder services fee                  0.25      0.25       0.25      NONE       0.25
Other expenses2                           1.23      1.32       1.25      0.95       1.38
EXPENSE REIMBURSEMENT 3                 (0.83)    (0.92)     (0.85)    (0.55)     (0.98)
TOTAL ANNUAL FUND OPERATING               1.40      2.15       2.15      1.15       1.65
EXPENSES 3

1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.

3 FOUNDERS HAS AGREED TO PERMANENTLY LIMIT THE TOTAL EXPENSES OF THE FUND PURSUANT TO A CONTRACTUAL COMMITMENT SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES WILL NOT EXCEED CLASS A - 1.40%; CLASS B AND C - 2.15%; CLASS R - 1.15% AND CLASS T - 1.65%.

[In margin:  Key concepts
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.]

Expense example
                     1 Year     3 Years      5 Years      10 Years
                    ---------  ----------   -----------  ------------
CLASS A               $709       $993         $1,297       $2,158

CLASS B
WITH REDEMPTION       $618       $973         $1,354       $2,117*
WITHOUT REDEMPTION    $218       $673         $1,154       $2,117*

CLASS C
WITH REDEMPTION       $318       $673         $1,154       $2,483
WITHOUT REDEMPTION    $218       $673         $1,154       $2,483

CLASS R               $117       $365          $633        $1,398

CLASS T               $610       $947         $1,307       $2,317

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. These examples are based on total annual fund operating expenses (with all reimbursements and waivers), which reflect Founders' permanent management fee waiver and expense limitation.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The  fund  may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.


Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an

ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o EMERGING MARKETS RISK. The fund invests in emerging markets. These are markets in countries that are considered to be in the initial stages of the industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.
o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.

MANAGEMENT


Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.845 trillion of assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2003 was 0.75% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the managers use the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.


The fund is co-managed by two portfolio managers, Remi J. Browne and Daniel B. LeVan. Each is a chartered financial analyst and has been employed by Founders since 2003. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since July 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to July 2003.

Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to Dreyfus Founders Funds, Inc. (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of Dreyfus Founders Funds, Inc., and the directors of the two Dreyfus Premier Funds. Plaintiff also names the Funds and the two Dreyfus Premier Funds as nominal defendants. In the amended complaint, Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of Dreyfus Founders Funds, Inc. and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP, whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                           YEAR ENDED DECEMBER 31,
CLASS A                                             2003       2002       2001       2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 7.19      10.03      14.42      19.88
Income from investment operations:
     Net investment income (loss) 1                   0.06       0.01     (0.00)     (0.03)
     Net realized and unrealized gains (losses)       2.59     (2.84)     (4.39)     (3.53)
     on securities
TOTAL FROM INVESTMENT OPERATIONS                      2.65     (2.83)     (4.39)     (3.56)
Less dividends and distributions:
     From net investment income                     (0.07)     (0.01)       0.00       0.00
     From net realized gains                          0.00       0.00       0.00     (1.90)
Total distributions                                 (0.07)     (0.01)       0.00     (1.90)
Net asset value - end of period                       9.77       7.19      10.03      14.42
Total Return (%) 2                                   36.84    (28.19)    (30.44)    (17.60)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3,4                1.40       1.40       1.44       1.77
Gross expenses to average net assets 3,4              1.41       1.40       1.46       1.82
Net investment income (loss) to average net           0.80       0.13     (0.74)     (0.36)
assets 4
Portfolio turnover rate 5                              144        220        213        184
Net assets - end of period ($ x 1,000)              22,432     18,217     29,151      4,434

1 NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS BUT AFTER MANAGEMENT WAIVERS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.47% (2003), 2.18% (2002) AND 1.76% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.48% (2003), 2.18% (2002) AND 1.78% (2001). THE NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (0.27%) (2003), (0.65%) (2002) AND (1.06%) (2001).

5 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS B                                              2003      2002       2001      2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  7.03      9.87      14.29     19.88
Income from investment operations
     Net investment (loss)                           (0.08)    (0.11)     (0.12)    (0.09)
     Net realized and unrealized gains (losses)        2.61    (2.73)     (4.30)    (3.60)
     on securities
Total from investment operations                       2.53    (2.84)     (4.42)    (3.69)
Less dividends and distributions:
     From net investment income                      (0.01)      0.00       0.00      0.00
     From net realized gains                           0.00      0.00       0.00    (1.90)
Total distributions                                  (0.01)      0.00       0.00    (1.90)
Net asset value - end of period                        9.55      7.03       9.87     14.29
Total Return (%) 1                                    35.95   (28.77)    (30.93)   (18.27)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2,3                 2.15      2.15       2.26      2.52
Gross expenses to average net assets 2,3               2.16      2.16       2.28      2.57
Net investment income (loss) to average net            0.07    (0.61)     (1.03)    (1.18)
assets 3
Portfolio turnover rate 4                               144       220        213       184
Net assets - end of period ($ x 1,000)                2,372     2,201     $3,786     5,129

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.31% (2003), 2.90% (2002) AND 2.65% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.32% (2003), 2.91% (2002) AND 2.67% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.09%) (2003), (1.36%) (2002) AND (1.42%) (2001).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS C                                                2003      2002       2001      2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  7.02      9.86      14.27     19.88
Income from investment operations:
     Net investment (loss)                           (0.26)    (0.29)     (0.16)    (0.07)
     Net realized and unrealized gains (losses)        2.77    (2.55)     (4.25)    (3.64)
on securities
Total from investment operations                       2.51    (2.84)     (4.41)    (3.71)
Less dividends and distributions:
     From net investment income                        0.00      0.00       0.00      0.00
     From net realized gains                           0.00      0.00       0.00    (1.90)
Total distributions                                    0.00      0.00       0.00    (1.90)
Net asset value - end of period                        9.53      7.02       9.86     14.27
Total Return (%) 1                                    35.76   (28.80)    (30.90)   (18.37)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2,3                 2.15      2.15       2.26      2.50
Gross expenses to average net assets 2,3               2.16      2.16       2.29      2.55
Net investment (loss) to average net assets 3          0.08    (0.63)     (0.99)    (1.18)
Portfolio turnover rate 4                               144       220        213       184
Net assets - end of period ($ x 1,000)                  482       532      1,429     2,635

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.24% (2003), 3.10% (2002) AND 2.83% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.25% (2003), 3.11% (2002) AND 2.85% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.01%) (2003), (1.58%) (2002) AND (1.56%) (2001).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              YEAR ENDED DECEMBER 31,
CLASS R                                                2003         2002        2001        2000
-------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  7.22        10.08       14.45       19.88
Income from investment operations:
     Net investment income (loss) 1                    0.09         0.02      (0.00)      (0.01)
     Net realized and unrealized gains (losses)        2.60       (2.85)      (4.37)      (3.52)
     on securities
Total from investment operations                       2.69       (2.83)      (4.37)      (3.53)
Less dividends and distributions:
     From net investment income                      (0.09)       (0.03)        0.00        0.00
     From net realized gains                           0.00         0.00        0.00      (1.90)
Total distributions                                  (0.09)       (0.03)        0.00      (1.90)
Net asset value - end of period                        9.82         7.22       10.08       14.45
Total Return (%)                                      37.27      (28.10)     (30.24)     (17.45)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2,3                 1.15         1.15        1.26        1.53
Gross expenses to average net assets 2,3               1.15         1.16        1.28        1.63
Net investment income (loss) to average net            1.03         0.27      (0.04)      (0.40)
assets 3
Portfolio turnover rate 4                               144          220         213         184
Net assets - end of period ($ x 1,000)                3,146        2,470       6,102       2,716

1 NET INVESTMENT INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 1.95% (2003), 1.70% (2002) AND 1.55% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 1.95% (2003), 1.71% (2002) AND 1.57% (2001). THE NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 0.23% (2003), (0.28%) (2002) AND (0.33%) (2001).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS T                                               2003        2002       2001      2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 7.14        9.97      14.37     19.88
Income from investment operations
     Net investment income (loss) 1                   0.00      (0.10)     (0.09)    (0.06)
     Net realized and unrealized gains (losses)       2.61      (2.73)     (4.31)    (3.55)
     on securities
Total from investment operations                      2.61      (2.83)     (4.40)    (3.61)
Less dividends and distributions:
     From net investment income                     (0.05)        0.00       0.00      0.00
     From net realized gains                          0.00        0.00       0.00    (1.90)
Total distributions                                 (0.05)        0.00       0.00    (1.90)
Net asset value - end of period                       9.70        7.14       9.97     14.37
Total Return (%) 2                                   36.58     (28.39)    (30.62)   (17.85)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 3, 4               1.65        1.65       1.77      1.98
Gross expenses to average net assets 3, 4             1.65        1.65       1.80      2.03
Net investment income (loss) to average net           0.67      (0.12)     (0.53)    (0.70)
assets 4
Portfolio turnover rate 5                              144         220        213       184
Net assets - end of period ($ x 1,000)                 172         158        343       654

1 NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

3 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

4 CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.88% (2003), 4.00% (2002) AND 2.83% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.88% (2003), 4.00% (2002) AND 2.86% (2001). THE NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (0.56%) (2003), (2.47%) (2002) AND (1.59%) (2001).

5 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

YOUR INVESTMENT

ACCOUNT POLICIES


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.


IN SELECTING A CLASS, consider the following:

o CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.
o CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.
o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

o CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


[On side panel: Reduced Class A and Class T sales charge
LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.]


SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.

SALES CHARGES

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES
                        Sales charge deducted    Sales charge as a % of
 Your investment        as a % of offering price your net investment
 ------------------------------------------------------------------------
                        Class A    Class T       Class A     Class T
                        -------------------------------------------------
 Up to $49,999          5.75%      4.50%         6.10%       4.70%
 $50,000 - $99,999      4.50%      4.00%         4.70%       4.20%
 $100,000 - $249,999    3.50%      3.00%         3.60%       3.10%
 $250,000 - $499,999    2.50%      2.00%         2.60%       2.00%
 $500,000 - $999,999    2.00%      1.50%         2.00%       1.50%
 $1 million or more*    0.00%      0.00%         0.00%       0.00%
* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
                               CDSC as a % of your
Years since purchase was made   initial investment or
                                your redemption
                                (whichever is less)
-----------------------------------------------------------
Up to 2 years                   4.00%
2 - 4 years                     3.00%
4 - 5 years                     2.00%
5 - 6 years                     1.00%
More than 6 years               Shares will automatically
                                convert to Class A, which
                                   has no CDSC

Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS R - NO SALES CHARGE, RULE 12B-1 FEE, OR SHAREHOLDER SERVICES FEE

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares.

THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.


Minimum investments
                               Initial     Additional
 ----------------------------  ----------  -------------------------

 REGULAR ACCOUNTS              $1,000      $100; $500 FOR DREYFUS
                                           TELETRANSFER INVESTMENTS

 TRADITIONAL IRAS              $750        NO MINIMUM

 SPOUSAL IRAS                  $750        NO MINIMUM

 ROTH IRAS                     $750        NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS    $500        NO MINIMUM
                                           AFTER THE FIRST YEAR

 AUTOMATIC INVESTMENT PLANS    $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

LIMITATIONS ON SELLING SHARES BY PHONE OR ONLINE
                        Proceeds sent by Minimum Maximum
                            phone/online phone/online
---------------------------------------------------------------
CHECK*                   NO MINIMUM        $250,000 PER DAY

WIRE                     $1,000            $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

DREYFUS TELETRANSFER     $500              $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some   circumstances   require   written  sell  orders  along  with  signature
guarantees.  These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o  requests to send the proceeds to a different payee or address
o  written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm the instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period), although the fund reserves the right to refuse any purchase or exchange request as described under "Market timers" below

o refuse any purchase or exchange request in excess of 1% of the fund's total assets
o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

MARKET TIMERS

MARKET TIMING or other abusive trading practices are not permitted in the fund.

EXCESSIVE, SHORT-TERM MARKET TIMING or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the fund and its shareholders, Founders and the fund's distributor reserve the right to reject any purchase order (including exchanges) from any investor believed to have a history of abusive trading or whose trading, in Founders' or the distributor's judgment, has been or may be disruptive to the fund. In making this judgment, Founders and the distributor may consider trading done in multiple accounts under common ownership or control. The fund also reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.


Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.

[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]


DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
        DREYFUS AUTOMATIC        For making  automatic
        ASSET BUILDER(R)         investments from a designated bank account.

        DREYFUS PAYROLL SAVINGS  For making automatic
        PLAN                     investments through payroll
                                 deduction.

        DREYFUS GOVERNMENT       For making automatic
        DIRECT DEPOSIT PRIVILEGE investments from your federal
                                 employment, Social Security or
                                 other regular federal
                                 government check.

        DREYFUS DIVIDEND SWEEP   For automatically
                                 reinvesting  the dividends and
                                 distributions  from the fund into
                                 another Dreyfus Founders  fund or
                                 Dreyfus  Premier  fund (not
                                 available for IRAs).

  For exchanging shares
        DREYFUS AUTO-EXCHANGE    For making regular exchanges
        PRIVILEGE                from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund.

  For selling shares
        DREYFUS AUTOMATIC        For making regular withdrawals
        WITHDRAWAL PLAN          from most funds.  There will be
                                 no CDSC on Class B shares as
                                 long as the amount of any
                                 withdrawal does not exceed an
                                 annual rate of 12% of the
                                 greater of the account value
                                 at the time of the first
                                 withdrawal under the plan, or
                                 at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING          Complete the            Fill out an            Write a letter of
                    application.  Mail      investment slip, and   instruction that
[Graphic: Pen]      your application and a  write your account     includes:
                    check to:               number on your check.  o     your name(s) and
                    Dreyfus Founders        Mail the slip and the     signature(s)
                    Funds, Inc.             check to:              o     your account
                    International Equity    Dreyfus Founders          number
                    Fund                    Funds, Inc.            o     International
                    P.O. Box 9268           International Equity      Equity Fund
                    Boston, MA  02205-8502  Fund                   o     the share class
                    Attn: Institutional     P.O. Box 9268          o     the dollar
                    Processing              Boston, MA  02205-8502    amount you want to
                                            Attn: Institutional       sell
                                            Processing             o     how and where to
                                                                      send the proceeds

                                                                   Obtain      a
                                                                   signature
                                                                   guarantee  or

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
                                                                   other
                                                                   documentation,
                                                                   if   required
                                                                   (see "Account
                                                                   Policies    -
                                                                   Selling
                                                                   Shares").

                                                                   Mail your request to:
                                                                   Dreyfus Founders
                                                                   Funds, Inc.
                                                                   P.O. Box 9268
                                                                   Boston, MA  02205-8502
                                                                   Attn: Institutional
                                                                   Processing

-------------------------------------------------------------------------------------------

BY TELEPHONE        WIRE  Call us to        WIRE  Have your bank   WIRE  Call us or your
                    request an account      send your investment   financial
[Graphic:           application and an      to Mellon Trust of     representative to
Telephone]          account number.  Have   New England, National  request your
                    your bank send your     Association, with      transaction.  Be sure
                    investment to Mellon    these instructions:    the fund has your bank
                    Trust of New England,   o     ABA #011001234   account information on
                    National Association,   o     DDA #046590      file.  Proceeds will
                    with these              o     EEC code 5660    be wired to your
                    instructions:           o     International    bank.
                    o     ABA #011001234       Equity Fund
                    o     DDA #046590       o     the share class  DREYFUS TELETRANSFER
                    o     EEC code 5660     o     your account     Call us or your
                    o     International        number              financial
                       Equity Fund          o     name(s) of       representative to
                    o     the share class      investor(s)         request your
                    o     your account      o     dealer number,   transaction.  Be sure

                       number                  if applicable       the fund has your bank
                    o     name(s) of                               account information on
                       investor(s) ELECTRONIC CHECK file. Proceeds will o dealer
                    number, Same as wire, but be sent to your bank
                       if applicable        before your account    by electronic check.
                                            number insert "360"
                    Return your             for Class A, "361"     CHECK  Call us or your
                    application with the    for Class B, "362"     financial
                    account number on the   for Class C,  "363"    representative to
                    application.            for Class R, or "364"  request your
                                            for Class T.           transaction.  A check
                                                                   will be sent to the
                                            DREYFUS TELETRANSFER   address  of record.
                                            Request Dreyfus
                                            TeleTransfer
                                            on  your  application.
                                            Call  us  to
                                            request your transaction.

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
ONLINE              -----                   DREYFUS TELETRANSFER   WIRE  Visit the
(WWW.DREYFUS.COM)                           Request Dreyfus        Dreyfus Web site to
                                            TeleTransfer on your   request your
[Graphic:  Mouse]                           application.  Visit    transaction.  Be sure
                                            the Dreyfus Web site   the fund has your bank
                                            to request your        account information on
                                            transaction.           file.  Proceeds will
                                                                   be wired to your bank.

                                                                   DREYFUS
                                                                   TELETRANSFER
                                                                   Visit     the
                                                                   Dreyfus   Web
                                                                   site       to
                                                                   request  your
                                                                   transaction.
                                                                   Be  sure  the
                                                                   fund has your
                                                                   bank  account
                                                                   information
                                                                   on      file.
                                                                   Proceeds will
                                                                   be   sent  to
                                                                   your  bank by
                                                                   electronic
                                                                   check.

                                                                   CHECK   Visit
                                                                   the   Dreyfus
                                                                   Web  site  to
                                                                   request  your
                                                                   transaction.
                                                                   A check  will
                                                                   be   sent  to
                                                                   the   address
                                                                   of record.

-------------------------------------------------------------------------------------------
AUTOMATICALLY       WITH AN INITIAL         ALL SERVICES  Call us  DREYFUS AUTOMATIC
                    INVESTMENT  Indicate    or your financial      WITHDRAWAL PLAN  Call
[Graphic: Calendar] on your application     representative to      us or your financial
                    which automatic         request a form to add  representative to
                    service(s) you want.    any automatic          request a form to add
                    Return your             investing service      the plan.  Complete
                    application with your   (see "Services for     the form, specifying
                    investment.             Fund Investors").      the amount and
                                            Complete and return    frequency of
                                            the form along with    withdrawals you would
                                            any other required     like.
                                            materials.
                                                                   Be   sure  to
                                                                   maintain   an
                                                                   account
                                                                   balance    of
                                                                   $5,000     or
                                                                   more.
-------------------------------------------------------------------------------------------

To open an  account,  make  subsequent  investments  or  sell  shares,  please
contact  your  financial   representative  or  call  toll  free  in  the  U.S.
1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

-------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT  TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING         Complete an IRA          Fill out an           Write a letter of
                   application, making      investment slip, and  instruction that
[Graphic: Pen]     sure to specify the      write your account    includes:
                   fund name and to         number on your        o     your name and
                   indicate the year the    check.  Indicate the     signature
                   contribution is for.     year the              o     your account
                                            contribution is for.     number
                   Mail your application                          o     International
                   and a check to:          Mail the slip and        Equity Fund
                   The Dreyfus Trust        the check to:         o     the dollar amount
                   Company, Custodian       The Dreyfus Trust        you want to sell
                   P.O. Box 9552            Company, Custodian    o     the share class
                   Boston, MA  02205-8568   P.O. Box 9552         o     how and where to
                   Attn: Institutional      Boston, MA               send the proceeds
                   Processing               02205-8568            o     whether the
                                            Attn: Institutional      distribution is
                                            Processing               qualified or
                                                                     premature
                                                                  o     whether the 10%
                                                                     TEFRA should be
                                                                        withheld

                                                                  Obtain       a
                                                                  signature
                                                                  guarantee   or
                                                                  other
                                                                  documentation,
                                                                  if    required
                                                                  (see  "Account
                                                                  Policies     -
                                                                  Selling
                                                                  Shares").

                                                                  Mail your request to:
                                                                  The Dreyfus Trust
                                                                  Company
                                                                  P.O. Box 9552
                                                                  Boston, MA  02205-8568
                                                                  Attn: Institutional
                                                                  Processing

-------------------------------------------------------------------------------------------
BY TELEPHONE       -----                    WIRE  Have your bank  -----
                                            send your investment

[Graphic:                                   to Mellon Trust of
Telephone]                                  New England,
                                            National
                                            Association, with
                                            these instructions:
                                            o     ABA # 011001234
                                            o     DDA #046590
                                            o     EEC code 5660
                                            o     International

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
                                               Equity Fund
                                            o     the share class
                                            o     your account
                                               number
                                            o     name(s) of
                                               investor(s) o dealer number,
                                               if applicable

                                            ELECTRONIC  CHECK Same as wire,  but
                                            before your  account  number  insert
                                            "360" for  Class A,  "361" for Class
                                            B,  "362"  for  Class C,  "363"  for
                                            Class R, or "364" for Class T.

-------------------------------------------------------------------------------------------
AUTOMATICALLY      -----                    ALL SERVICES  Call    SYSTEMATIC WITHDRAWAL
                                            us or your financial  PLAN  Call us to
[Graphic:                                   representative to     request instructions to
Calendar]                                   request a form to     establish the plan.
                                            add any automatic
                                            investing service
                                            (see "Services for
                                            Fund Investors").
                                            Complete and return
                                            the form along
                                            with any other
                                            required  materials.
                                            All  contributions
                                            will  count  as
                                            current year contributions.

-------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                        FOR MORE INFORMATION

                                        DREYFUS FOUNDERS INTERNATIONAL EQUITY
                                        FUND
                                        A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
                                        SEC FILE NO. 811-01018

                                        More   information   on  this   fund  is
                                        available free upon request, including the following:

                                        ANNUAL/SEMIANNUAL  REPORT  Describes the
                                        fund's   performance,   lists  portfolio
                                        holdings,   and   contains   the  fund's
                                        financial   statements  and  information
                                        from the fund's portfolio managers about
                                        market  conditions,  economic trends and
                                        fund   strategies   that   significantly
                                        affected the fund's performance during the period.

                                        STATEMENT  OF   ADDITIONAL   INFORMATION
                                        (SAI)  Provides  more details  about the
                                        fund and its policies.  A current SAI is
                                        on file with the Securities and Exchange
                                        Commission   and  is   incorporated   by
                                        reference and legally considered a part of this prospectus.

   To obtain information:

   -----------------------------------------------
   BY TELEPHONE
   Call your financial representative or
   1-800-554-4611
   -----------------------------------------------
   BY MAIL  Write to:
   Dreyfus Founders Funds
   144 Glenn Curtiss Boulevard
   Uniondale, N.Y.  11556-0144
   -----------------------------------------------
   ON THE INTERNET  Text only  versions of certain
   fund  documents can be viewed
   online or downloaded from http://www.sec.gov
   -----------------------------------------------

   -----------------------------------------------

   You can also obtain copies, after paying a duplicating fee, by visiting the
   SEC's  Public  Reference  Room  in  Washington,
   DC  (for  information,  call
   1-202-942-8090) or by E-mail request to
   PUBLICINFO@SEC.GOV,  or by writing to
   the SEC's Public Reference Section,
   Washington, DC 20549-0102.

   -----------------------------------------------

   Dreyfus Founders Funds are managed by
   Founders Asset Management LLC.

   Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
MID-CAP GROWTH FUND


Pursuing capital appreciation through
investments in mid-cap growth companies



P R O S P E C T U S May 1, 2004


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                    As with all mutual funds, the Securities and
                                    Exchange  Commission  has  not  approved  or
                                    disapproved  these securities or passed upon
                                    the   adequacy  of  this   prospectus.   Any
                                    representation to the contrary is a criminal offense.

[in margin:
DREYFUS FOUNDERS MID-CAP GROWTH FUND
Ticker Symbols
CLASS A:  FRSDX
CLASS B:  FRSFX
CLASS C:  FRSCX
CLASS R:  FRSRX
CLASS T:  FRSVX]

CONTENTS



THE FUND
------------------------------------------------------------------------------

  Investment Approach......................................................251
  Main Risks...............................................................251
  Past Performance.........................................................252
  Expenses.................................................................254
  More About Investment Objective, Strategies, and Risks...................255
  Management...............................................................258
  Financial Highlights.....................................................260


YOUR INVESTMENT
------------------------------------------------------------------------------

  Account Policies.........................................................267
  Distributions and Taxes..................................................273
  Services for Fund Investors..............................................274
  Instructions for Regular Accounts........................................276
  Instructions for IRAs....................................................280


FOR MORE INFORMATION
------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. To pursue this goal, the fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index. This policy may not be changed unless at least 60 days' prior notice of the change is given to fund shareholders. The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

Founders Asset Management LLC ("Founders") manages the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

MAIN RISKS

The primary risks of investing in this fund are:
o SMALL AND MID-CAP COMPANY RISK. While small and mid-cap companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve greater risks of loss and price fluctuations. Small-cap companies, and to an extent mid-cap companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the fund realizes a gain on an investment in a small or mid-cap company, if it realizes any gain at all.
o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

o INITIAL PUBLIC OFFERINGS. The fund may invest in initial public offerings ("IPOs"). Part of the fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs in which the fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on performance.
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one by one rather than focusing on broader market themes.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES


  1994   1995    1996   1997    1998   1999     2000     2001     2002     2003
  ----   ----    ----   ----    ----   ----     ----     ----     ----     ----
                                              -23.40%  -21.46%   -25.00%  36.43%

BEST QUARTER:     Q4 `01            +19.44%
WORST QUARTER:    Q3 `01            -27.09%


The following table compares the performance of each share class to the performance of an appropriate broad-based index. These returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.


Average annual total returns AS OF 12/31/03


Share class                     1 Year         Since
                                             Inception*
                             -------------  -------------

CLASS A                         28.47%        -12.72%
RETURNS BEFORE TAXES

CLASS A                         28.47%        -15.07%
RETURNS AFTER TAXES
ON DISTRIBUTIONS

CLASS A                         18.50%        -11.35%
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                         31.04%        -12.34%
RETURNS BEFORE TAXES

CLASS C                         34.20%        -12.23%
RETURNS BEFORE TAXES

CLASS R                         36.40%        -11.19%
RETURNS BEFORE TAXES

CLASS T                         28.90%        -13.22%
RETURNS BEFORE TAXES

RUSSELL MIDCAP GROWTH INDEX     42.71%         -7.56%


* INCEPTION DATE 12/31/99.

THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee Table                             CLASS A   CLASS B    CLASS C    CLASS R   CLASS T
-----------------------------------   --------  ---------  ---------  --------  ---------
SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)
Maximum front-end sales charge on      5.75       NONE       NONE      NONE       4.50
purchases
AS A % OF OFFERING PRICE
Maximum contingent deferred sales      NONE1      4.00       1.00      NONE      NONE1
charge (CDSC)
AS A % OF PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS

Management fees                        0.81       0.81       0.81      0.81       0.81
Rule 12b-1 fee                         NONE       0.75       0.75      NONE       0.25
Shareholder services fee               0.25       0.25       0.25      NONE       0.25
Other expenses 2                       0.81       0.84       0.70      0.83       1.45
TOTAL ANNUAL FUND OPERATING            1.87       2.65       2.51      1.64       2.76
EXPENSES


1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.

[In margin: Key concepts
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.]

Expense Example
                    1 Year      3 Years      5 Years      10 Years
                  -----------  ----------   -----------  ------------

CLASS A              $754       $1,129        $1,528       $2,639

CLASS B
WITH REDEMPTION      $668       $1,123        $1,605       $2,621*
WITHOUT              $268        $823         $1,405       $2,621*
REDEMPTION

CLASS C
WITH REDEMPTION      $354        $782         $1,335       $2,846
WITHOUT              $254        $782         $1,335       $2,846
REDEMPTION

CLASS R              $167        $517          $892        $1,944

CLASS T              $717       $1,268        $1,844       $3,401

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The  fund  may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.


Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.
o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

MANAGEMENT


Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.845 trillion in assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2003 was 0.81% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

Kevin S. Sonnett, vice president of investments and chartered financial analyst, has been the fund's lead portfolio manager since 1999. Mr. Sonnett joined Founders in 1997 as an equity analyst for the small- and mid-cap investment team.


Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to Dreyfus Founders Funds, Inc. (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of Dreyfus Founders Funds, Inc., and the directors of the two Dreyfus Premier Funds. Plaintiff also names the Funds and the two Dreyfus Premier Funds as nominal defendants. In the amended complaint, Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of Dreyfus Founders Funds, Inc. and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP, whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                            YEAR ENDED DECEMBER 31,
CLASS A                                                 2003        2002       2001      2000
----------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net Asset Value - beginning of period                   2.58        3.44       4.38      8.68
Income from investment operations:
     Net investment income (loss)                       0.03      (0.04)     (0.06)    (0.02)
     Net realized and unrealized gains (losses)         0.91      (0.82)     (0.88)    (2.05)
     on securities
TOTAL FROM INVESTMENT OPERATIONS                        0.94      (0.86)     (0.94)    (2.07)
Less dividends and distributions:
     From net investment income                         0.00        0.00       0.00      0.00
     From net realized gains                            0.00        0.00       0.00    (2.23)
Total dividends and distributions                       0.00        0.00       0.00    (2.23)
Net asset value - end of period                         3.52        2.58       3.44      4.38
Total Return (%) 1                                     36.43     (25.00)    (21.46)   (23.40)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                    1.86        2.15       2.46      1.25
Gross expenses to average net assets 2                  1.87        2.15       2.47      1.29
Net investment (loss) to average net assets           (1.38)      (1.81)     (1.93)    (0.74)
Portfolio turnover rate 3                                160         216        214       226
Net assets - end of period ($ x 1,000)                 1,191         476        538       625

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS B                                               2003       2002       2001       2000
--------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value - beginning of period                 2.54       3.39       4.32       8.68
Income from investment operations
     Net investment (loss)                          (0.03)     (0.05)     (0.05)     (0.04)
     Net realized and unrealized gains (losses)       0.92     (0.80)     (0.88)     (2.09)
     on securities
Total from investment operations                      0.89     (0.85)     (0.93)     (2.13)
Less dividends and distributions:
     From net investment income                       0.00       0.00       0.00       0.00
     From net realized gains                          0.00       0.00       0.00     (2.23)
Total distributions                                   0.00       0.00       0.00     (2.23)
Net asset value - end of period                       3.43       2.54       3.39       4.32
Total Return (%) 1                                   35.04    (25.07)    (21.53)    (24.14)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2                  2.64       2.67       2.58       1.99
Gross expenses to average net assets 2                2.65       2.68       2.59       2.04
Net investment (loss) to average net assets         (2.16)     (2.33)     (2.06)     (1.47)
Portfolio turnover rate 3                              160        216        214        226
Net assets - end of period ($ x 1,000)               1,587        969      1,138      1,047

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS C                                                2003      2002       2001       2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net Asset Value - beginning of period                  2.50      3.36       4.32       8.68
Income from investment operations
     Net investment (loss)                           (0.10)    (0.08)     (0.08)     (0.04)
     Net realized and unrealized gains (losses)        0.98    (0.78)     (0.88)     (2.09)
     on securities
Total from investment operations                       0.88    (0.86)     (0.96)     (2.13)
Less dividends and distributions:
     From net investment income                        0.00      0.00       0.00       0.00
     From net realized gains                           0.00      0.00       0.00     (2.23)
Total distributions                                    0.00      0.00       0.00     (2.23)
Net asset value - end of period                        3.38      2.50       3.36       4.32
Total return (%) 1                                    35.20   (25.60)    (22.22)    (24.14)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2,3                 2.51      2.98       3.93       2.00
Gross expenses to average net assets 2,3               2.51      2.99       3.94       2.04
Net investment (loss) to average net assets 3        (2.02)    (2.65)     (3.41)     (1.46)
Portfolio turnover rate 4                               160       216        214        226
Net assets - end of period ($ x 1,000)                  323       274        380        422

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.03% (2002) AND 4.24% (2001). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.04% (2002) AND 4.25% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (2.70%) (2002) AND (3.72%) (2001).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          YEAR ENDED DECEMBER 31,
CLASS R                                               2003      2002       2001        2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 2.61      3.48       4.39        8.68
Income from investment operations:
   Net investment income (loss)                     (0.03)    (0.04)       0.01      (0.03)
   Net realized and unrealized gains (losses)         0.98    (0.83)     (0.92)      (2.03)
   on securities
Total from investment operations                      0.95    (0.87)     (0.91)      (2.06)
Less dividends and distributions:
   From net investment income                         0.00      0.00       0.00        0.00
   From net realized gains                            0.00      0.00       0.00      (2.23)
Total distributions                                   0.00      0.00       0.00      (2.23)
Net asset value - end of period                       3.56      2.61       3.48        4.39
Total Return (%)                                     36.40   (25.00)    (20.73)     (23.28)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 1,2                1.64      1.97       2.89        1.00
Gross expenses to average net assets 1,2              1.64      1.97       2.91        1.03
Net investment (loss) to average net assets 2       (1.15)    (1.63)     (2.40)      (0.55)
Portfolio turnover rate 3                              160       216        214         226
Net assets - end of period ($ x 1,000)                 119        77         49           7

1 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

2 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.49% (2002) AND 57.53% (2001). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.49% (2002) AND 57.54% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (3.15%) (2002) AND (57.04%) (2001).

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS T                                               2003       2002       2001       2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 2.51       3.39       4.35       8.68
Income from investment operations:
   Net investment (loss)                            (0.02)     (0.06)     (0.11)     (0.02)
   Net realized and unrealized gains (losses) on      0.90     (0.82)     (0.85)     (2.08)
   securities
Total from investment operations                      0.88     (0.88)     (0.96)     (2.10)
Less dividends and distributions:
   From net investment income                         0.00       0.00       0.00       0.00
   From net realized gains                            0.00       0.00       0.00     (2.23)
Total distributions                                   0.00       0.00       0.00     (2.23)
Net asset value - end of period                       3.39       2.51       3.39       4.35
Total Return (%) 1                                   35.06    (25.96)    (22.07)    (23.80)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2,3                2.76       3.63       3.11       1.50
Gross expenses to average net assets 2,3              2.76       3.64       3.13       1.55
Net investment (loss) to average net assets 3       (2.27)     (3.29)     (2.57)     (0.98)
Portfolio turnover rate 4                              160        216        214        226
Net assets - end of period ($ x 1,000)                  34         20         20         29

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS, WAIVERS, AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS, WAIVERS, AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 10.29% (2002) AND 28.89% (2001). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 10.30% (2002) AND 28.91% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (9.95%) (2002) AND (28.35%) (2001).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 YOUR INVESTMENT

ACCOUNT POLICIES


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.


IN SELECTING A CLASS, CONSIDER the following:

o CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.
o CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.
o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

o CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


[On side panel: Reduced Class A and Class T sales charge
LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.]


SHARE CLASS CHARGES
Each share class has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.

Sales charges

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES
                         Sales charge deducted   Sales charge as a % of
    Your investment     as a % of offering price   your net investment
 ------------------------------------------------------------------------
                         Class A      Class T      Class A     Class T
                        -------------------------------------------------
 Up to $49,999               5.75%         4.50%       6.10%       4.70%
 $50,000 - $99,999           4.50%         4.00%       4.70%       4.20%
 $100,000 - $249,999         3.50%         3.00%       3.60%       3.10%
 $250,000 - $499,999         2.50%         2.00%       2.60%       2.00%
 $500,000 - $999,999         2.00%         1.50%       2.00%       1.50%
 $1 million or more*         0.00%         0.00%       0.00%       0.00%
* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
                               CDSC as a % of your
Years since purchase was       initial investment or
made                           your redemption
                               (whichever is less)
---------------------------------------------------------
Up to 2 years                  4.00%
2 - 4 years                    3.00%
4 - 5 years                    2.00%
5 - 6 years                    1.00%
More than 6 years              Shares will
                               automatically convert to
                               Class A, which has no
                               CDSC


Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS R - NO SALES CHARGE, RULE 12B-1 FEE, OR SHAREHOLDER SERVICES FEE

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares.

THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.


Minimum investments
                                Initial         Additional
 ----------------------------  ----------  ----------------------
 REGULAR ACCOUNTS                 $1,000   $100; $500 FOR
                                           DREYFUS TELETRANSFER
                                           INVESTMENTS

 TRADITIONAL IRAS                   $750   NO MINIMUM

 SPOUSAL IRAS                       $750   NO MINIMUM

 ROTH IRAS                          $750   NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS         $500   NO MINIMUM
                                           AFTER THE FIRST YEAR

 AUTOMATIC INVESTMENT PLANS         $100   $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online
Proceeds sent by      Minimum           Maximum
                      phone/online      phone/online
-----------------------------------------------------------
CHECK                 NO MINIMUM        $250,000 PER DAY

WIRE                  $1,000            $500,000 FOR
                                        JOINT ACCOUNTS
                                        EVERY 30 DAYS/
                                        $20,000 PER DAY

DREYFUS               $500              $500,000 FOR
TELETRANSFER                            JOINT ACCOUNTS
                                        EVERY 30 DAYS/
                                        $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o  requests to send the proceeds to a different payee or address
o  written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period), although the fund reserves the right to refuse any purchase or exchange request as described under "Market timers" below

o refuse any purchase or exchange request in excess of 1% of the fund's total assets
o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

MARKET TIMERS

MARKET TIMING or other abusive trading practices are not permitted in the fund.

EXCESSIVE, SHORT-TERM MARKET TIMING or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the fund and its shareholders, Founders and the fund's distributor reserve the right to reject any purchase order (including exchanges) from any investor believed to have a history of abusive trading or whose trading, in Founders' or the distributor's judgment, has been or may be disruptive to the fund. In making this judgment, Founders and the distributor may consider trading done in multiple accounts under common ownership or control. The fund also reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.

Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.

[On side panel:  Small account policy


If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above.

Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal For making automatic investments from a designated bank account. income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.



SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
        DREYFUS AUTOMATIC        For making  automatic
        ASSET BUILDER(R)         investments from a designated bank account.

        DREYFUS PAYROLL SAVINGS  For making automatic
        PLAN                     investments through payroll
                                 deduction.

        DREYFUS GOVERNMENT       For making automatic
        DIRECT DEPOSIT PRIVILEGE investments from your federal
                                 employment, Social Security or
                                 other regular federal
                                 government check.

        DREYFUS DIVIDEND SWEEP   For automatically
                                 reinvesting  the dividends and
                                 distributions  from the fund into
                                 another Dreyfus Founders  fund or
                                 Dreyfus  Premier  fund (not
                                 available for IRAs).

  For exchanging shares
        DREYFUS AUTO-EXCHANGE    For making regular exchanges
        PRIVILEGE                from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund.

  For selling shares
        DREYFUS AUTOMATIC        For making regular withdrawals
        WITHDRAWAL PLAN          from most funds.  There will be
                                 no CDSC on Class B shares as
                                 long as the amount of any
                                 withdrawal does not exceed an
                                 annual rate of 12% of the
                                 greater of the account value
                                 at the time of the first
                                 withdrawal under the plan, or
                                 at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


You can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

To move money between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

Upon written request, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

Every fund shareholder automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING              Complete the           Fill out an            Write a letter of
                        application.  Mail     investment slip, and   instruction that
[Graphic: Pen]          your application and   write your account     includes:
                        a check to:            number on your check.  o     your name(s)
                        Dreyfus Founders       Mail the slip and the     and signature(s)
                        Funds, Inc.            check to:              o     your account
                        Mid-Cap Growth Fund    Dreyfus Founders          number
                        P.O. Box 9268          Funds, Inc.            o     Mid-Cap
                        Boston, MA  02205-8502 Mid-Cap Growth Fund       Growth Fund
                        Attn: Institutional    P.O. Box 9268          o     the dollar
                        Processing             Boston, MA  02205-8502    amount you want
                                               Attn: Institutional       to sell
                                               Processing             o     the share
                                                                         class
                                                                      o     how and where
                                                                         to send the
                                                                         proceeds
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
                                                                      Obtain   a
                                                                      signature
                                                                      guarantee
                                                                      or   other
                                                                      documentation,
                                                                      if
                                                                      required
                                                                      (see
                                                                      "Account
                                                                      Policies -
                                                                      Selling
                                                                      Shares").

                                                                      Mail your request
                                                                      to:
                                                                      Dreyfus Founders
                                                                      Funds, Inc.
                                                                      P.O. Box 9268
                                                                      Boston, MA
                                                                      02205-8502
                                                                      Attn: Institutional
                                                                      Processing


-------------------------------------------------------------------------------------------

BY TELEPHONE            WIRE.  Call us to      WIRE.  Have your bank  WIRE.  Call us or
                        request an account     send your investment   your financial
[Graphic: Telephone]    application and an     to Mellon Trust of     representative to
                        account number.  Have  New England, National  request your
                        your bank send your    Association, with      transaction.  Be
                        investment to Mellon   these instructions:    sure the fund has
                        Trust of New England,  o     ABA #011001234   your bank account
                        National Association,  o     DDA #046485      information on
                        with these             o     EEC code 5650    file.  Proceeds
                        instructions:          o     Mid-Cap Growth   will be wired to
                        o     ABA #011001234      Fund                your bank.
                        o     DDA #046485      o     the share class
                        o     EEC code 5650    o     your account     DREYFUS
                        o     Mid-Cap Growth      number              TELETRANSFER.  Call
                           Fund                o     name(s) of       us or your
                        o     the share class     investor(s)         financial
                        o     your account     o     dealer number,   representative to

                           number                 if applicable       request your
                        o     name(s) of                              transaction.  Be
                           investor(s)  ELECTRONIC  CHECK.  sure  the fund has o
                        dealer number, Same as wire, but your bank account
                           if applicable       before your account    information on
                                               number insert "291"    file.  Proceeds
                        Return your            for Class A, "292"     will be sent to
                        application with the   for Class B, "293"     your bank by
                        account number on the  for Class C,  "294"    electronic check.
                        application.           for Class R, or "295"
                                               for Class T.           CHECK.  Call us or

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
                                                                      your financial
                                               DREYFUS                representative to
                                               TeleTransfer.          request your
                                               Request Dreyfus        transaction.  A
                                               TeleTransfer on your   check will be sent
                                               application.  Call us  to the address of
                                               to request your        record.
                                               transaction.

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
ONLINE                  -----                  DREYFUS                WIRE.  Visit the
(WWW.DREYFUS.COM)                              TELETRANSFER.          Dreyfus Web site to
                                               Request Dreyfus        request your
[Graphic:  Mouse]                              TeleTransfer on your   transaction.  Be
                                               application.  Visit    sure the fund has
                                               the Dreyfus Web site   your bank account
                                               to request your        information on
                                               transaction.           file.  Proceeds
                                                                      will be wired to
                                                                      your bank.

                                                                      DREYFUS
                                                                      TELETRANSFER.
                                                                      Visit  the
                                                                      Dreyfus
                                                                      Web   site
                                                                      to request
                                                                      your
                                                                      transaction.
                                                                      Be    sure
                                                                      the   fund
                                                                      has   your
                                                                      bank
                                                                      account
                                                                      information
                                                                      on   file.
                                                                      Proceeds
                                                                      will    be
                                                                      sent    to
                                                                      your  bank
                                                                      by
                                                                      electronic
                                                                      check.

                                                                      CHECK.
                                                                      Visit  the
                                                                      Dreyfus
                                                                      Web   site
                                                                      to request
                                                                      your
                                                                      transaction.
                                                                      A    check
                                                                      will    be
                                                                      sent    to
                                                                      the
                                                                      address of
                                                                      record.

-------------------------------------------------------------------------------------------
AUTOMATICALLY           WITH AN INITIAL        ALL SERVICES.  Call    DREYFUS AUTOMATIC
                        INVESTMENT.  Indicate  us or your financial   WITHDRAWAL PLAN.
[Graphic: Calendar]     on your application    representative to      Call us or your
                        which automatic        request a form to add  financial
                        service(s) you want.   any automatic          representative to
                        Return your            investing service      request a form to
                        application with your  (see "Services for     add the plan.
                        investment.            Fund Investors").      Complete the form,
                                               Complete and return    specifying the
                                               the form along with    amount and
                                               any other required     frequency of
                                               materials.             withdrawals you
                                                                      would like.

                                                                      Be sure to
                                                                      maintain
                                                                      an account
                                                                      balance of
                                                                      $5,000  or
                                                                      more.

-------------------------------------------------------------------------------------------

To open an  account,  make  subsequent  investments  or  sell  shares,  please
contact  your  financial   representative  or  call  toll  free  in  the  U.S.
1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING          Complete an IRA         Fill out an            Write a letter of
                    application, making     investment slip, and   instruction that
[Graphic: Pen]      sure to specify the     write your account     includes:
                    fund name and to        number on your         o     your name and
                    indicate the year the   check.  Indicate the      signature
                    contribution is for.    year the contribution  o     your account
                                            is for.                   number
                    Mail your application                          o     Mid-Cap Growth
                    and a check to:         Mail the slip and the     Fund
                    The Dreyfus Trust       check to:              o     the dollar
                    Company, Custodian      The Dreyfus Trust         amount you want to
                    P.O. Box 9552           Company, Custodian        sell
                    Boston, MA  02205-8568  P.O. Box 9552          o     the share class
                    Attn: Institutional     Boston, MA  02205-8568 o     how and where to
                    Processing              Attn: Institutional       send the proceeds
                                            Processing             o     whether the
                                                                      distribution is
                                                                      qualified or
                                                                      premature
                                                                   o     whether the 10%
                                                                      TEFRA should be
                                                                        withheld

                                                                   Obtain      a
                                                                   signature
                                                                   guarantee  or
                                                                   other
                                                                   documentation,
                                                                   if   required
                                                                   (see "Account
                                                                   Policies    -
                                                                   Selling
                                                                   Shares").

                                                                   Mail your request to:
                                                                   The Dreyfus Trust
                                                                   Company
                                                                   P.O. Box 9552
                                                                   Boston, MA  02205-8568
                                                                   Attn: Institutional
                                                                   Processing

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
BY TELEPHONE        -----                   WIRE.  Have your bank  -----
                                            send your investment

[Graphic:                                   to Mellon Trust of
Telephone]                                  New England, National
                                            Association, with
                                            these instructions:
                                            o     ABA # 011001234
                                            o     DDA #046485
                                            o     EEC code 5650
                                            o     Mid-Cap Growth
                                            o     the share class
                                            o     your account

                                               number
                                            o     name(s) of
                                               investor(s) o dealer number,
                                               if applicable

                                            ELECTRONIC  CHECK. Same as wire, but
                                            before your  account  number  insert
                                            "291" for  Class A,  "292" for Class
                                            B,  "293"  for  Class C,  "294"  for
                                            Class R, or "295" for Class T.

-------------------------------------------------------------------------------------------
AUTOMATICALLY       -----                   ALL SERVICES.  Call    SYSTEMATIC WITHDRAWAL
                                            us or your financial   PLAN.  Call us to
[Graphic: Calendar]                         representative to      request instructions
                                            request a form to add  to establish the plan.
                                            any automatic
                                            investing service
                                            (see "Services for
                                            Fund Investors").
                                            Complete  and  return the form along
                                            with any other  required  materials.
                                            All  contributions   will  count  as
                                            current year contributions.

-------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                                          FOR MORE INFORMATION

                                            DREYFUS FOUNDERS MID-CAP GROWTH FUND
                                        A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
                                                          SEC FILE NO. 811-01018

                                        More   information   on  this   fund  is
                                        available free upon request, including the following:

                                        ANNUAL/SEMIANNUAL  REPORT  Describes the
                                        fund's   performance,   lists  portfolio
                                        holdings,   and   contains   the  fund's
                                        financial   statements  and  information
                                        from the fund's portfolio  manager about
                                        market  conditions,  economic trends and
                                        fund   strategies   that   significantly
                                        affected the fund's performance during the period.

                                        STATEMENT  OF   ADDITIONAL   INFORMATION
                                        (SAI)  Provides  more details  about the
                                        fund and its policies.  A current SAI is
                                        on file with the Securities and Exchange
                                        Commission   and  is   incorporated   by
                                        reference and legally considered a part of this prospectus.

To obtain information:

----------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
----------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
----------------------------------------------
ON THE INTERNET  Text only versions of
certain fund documents can be viewed online
or downloaded from: http://www.sec.gov
----------------------------------------------

----------------------------------------------

You can also obtain  copies,  after  paying a
duplicating  fee, by visiting the
SEC's  Public  Reference  Room  in  Washington,
DC  (for   information,   call
1-202-942-8090) or by E-mail request to
PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington,
DC 20549-0102.

----------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
PASSPORT FUND


Pursuing capital appreciation through investments in small foreign growth companies





P R O S P E C T U S May 1, 2004


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                       As with all mutual funds,  the Securities
                                       and Exchange  Commission has not approved
                                       or disapproved these securities or passed
                                       upon the adequacy of this prospectus. Any
                                       representation   to  the  contrary  is  a
                                       criminal offense.

[in margin:
DREYFUS FOUNDERS PASSPORT FUND
Ticker Symbols
CLASS A:  FPSAX
CLASS B:  FPSBX
CLASS C:  FPSCX
CLASS R:  FPSRX
CLASS T:  FPSTX]

CONTENTS



THE FUND
------------------------------------------------------------------------------

  Investment Approach......................................................286
  Main Risks...............................................................286
  Past Performance.........................................................288
  Expenses.................................................................289
  More About Investment Objective, Strategies, and Risks...................291
  Management...............................................................294
  Financial Highlights.....................................................295


YOUR INVESTMENT
------------------------------------------------------------------------------

  Account Policies.........................................................305
  Distributions and Taxes..................................................311
  Services for Fund Investors..............................................312
  Instructions for Regular Accounts........................................315
  Instructions for IRAs....................................................318


FOR MORE INFORMATION
------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund, an international small-cap fund, seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of its total assets in the equity securities of foreign small-cap companies from a minimum of three countries. These companies may be based in both developed and emerging economies. The fund may invest in larger foreign companies or in U.S.-based companies if they represent better prospects for capital appreciation.

Founders Asset Management LLC ("Founders") manages the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

MAIN RISKS

The primary risks of investing in this fund are:
o  FOREIGN  INVESTMENT  RISK.   Investments  in  foreign  securities  involve
   different risks than U.S. investments. These risks include:
o MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are less uniform than in
      the  United   States.   Exchange   control   regulations   or   currency
      restrictions could prevent cash from being brought back to the United States. The fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.
o CURRENCY RISK. The fund's assets are invested primarily in foreign securities. Since substantially all of its revenue is received in foreign currencies, the fund's net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The fund pays dividends, if any, in U.S. dollars and incurs currency conversion costs.

o POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the fund; and political, economic, or social instability.
o SMALL COMPANY RISK. While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

o PORTFOLIO TURNOVER. The fund often may engage in short-term trading to try to achieve its objective. As a result, the fund's portfolio turnover rates likely will be higher than those of other mutual funds with the same investment objective. Higher portfolio turnover rates increase the fund's brokerage costs and may increase its taxable capital gain distributions, and therefore may adversely affect its performance both before and after taxes. During the fiscal years ended December 31, 2003, 2002 and 2001, the portfolio turnover rates for the fund were 707%, 495% and 704%, respectively. (A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year.)

o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
o INITIAL PUBLIC OFFERINGS. The fund may invest in initial public offerings ("IPOs"). Part of the fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs in which the fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on performance.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.

FOREIGN SMALL-CAP COMPANIES: generally, those foreign companies with market capitalizations of less than $1.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total return AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES


  1994    1995    1996   1997    1998   1999    2000     2001    2002     2003
  ----    ----    ----   ----    ----   ----    ----     ----    ----     ----
                                               -29.61% -31.74%  -15.91%  74.94%

BEST QUARTER:     Q2 `03      +27.30%
WORST QUARTER:    Q3 `01      -22.58%


The following table compares the performance of each share class to the performance of appropriate broad-based indexes. These returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/03


                                1 Year         Since
                                            Inception *
                             -------------  -------------

CLASS A                         64.81%         -9.66%
RETURN BEFORE TAXES

CLASS A                         64.81%        -10.75%
RETURN AFTER TAXES ON
DISTRIBUTIONS

CLASS A                         42.13%         -8.64%
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES

CLASS B                         69.46%         -9.63%
RETURNS BEFORE TAXES

CLASS C                         72.52%         -9.07%
RETURNS BEFORE TAXES

CLASS R                         75.60%         -9.00%
RETURNS BEFORE TAXES

CLASS T                         66.26%        -10.22%
RETURNS BEFORE TAXES

MORGAN STANLEY CAPITAL          39.42%         -5.44%
INTERNATIONAL WORLD EX U.S.
INDEX

MORGAN STANLEY CAPITAL          61.81%         5.56%
INTERNATIONAL WORLD EX U.S.
SMALL-CAP INDEX


*Inception date 12/31/99


The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The MSCI World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee Table                   CLASS A    CLASS B    CLASS C    CLASS R    CLASS T
-------------------------  ---------- ---------- ----------  ---------  --------
SHAREHOLDER TRANSACTION
FEES
(FEES PAID FROM YOUR
ACCOUNT)

Maximum front-end sales      5.75        NONE        NONE        NONE       4.50
charge on purchases AS
A % OF OFFERING PRICE
Maximum contingent           NONE1       4.00        1.00        NONE      NONE1
deferred sales charge
(CDSC) AS A % OF
PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID
FROM FUND ASSETS)
% OF AVERAGE DAILY NET
ASSETS
Management fees              1.00        1.00        1.00        1.00       1.00
Rule 12b-1 fee               NONE        0.75        0.75        NONE       0.25
Shareholder services fee     0.25        0.25        0.25        NONE       0.25
Other expenses2              1.29        1.38        1.34        1.17       1.66
TOTAL ANNUAL FUND            2.54        3.38        3.34        2.17       3.16
OPERATING EXPENSES
(without custody
waiver) 3
TOTAL ANNUAL FUND            2.45        3.30        3.25        2.08       3.07
OPERATING EXPENSES
(with custody waiver) 3


1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.

3 THE CUSTODIAN HAS AGREED TO WAIVE A PORTION OF THE CUSTODY FEES THROUGH AUGUST 31, 2006 PURSUANT TO A CONTRACTUAL COMMITMENT.



[In margin: Key concepts
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.]

Expense example
                    1 Year      3 Years      5 Years      10 Years
                  -----------  ----------   -----------  ------------

CLASS A              $809       $1,295        $1,824       $3,265

CLASS B
WITH REDEMPTION      $733       $1,315        $1,938       $3,286*
WITHOUT              $333       $1,015        $1,738       $3,286*
REDEMPTION

CLASS C
WITH REDEMPTION      $428       $1,001        $1,716       $3,611
WITHOUT              $328       $1,001        $1,716       $3,611
REDEMPTION

CLASS R              $211        $652         $1,138       $2,481

CLASS T              $746       $1,355        $2,006       $3,742

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

SECURITIES THAT ARE NOT READILY MARKETABLE. The fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the fund's board, certain restricted securities may be deemed readily marketable, and will not be counted toward this 15% limit.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell such a security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o EMERGING MARKETS RISK. The fund invests in emerging markets. These are markets in countries that are considered to be in the initial stages of the industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.
o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.

MANAGEMENT


Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.845 trillion in assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2003was 1.00% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

Tracy P. Stouffer, vice president of investments and chartered financial analyst, has been the fund's portfolio manager since 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Incorporated from 1995 to 1999.


Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to Dreyfus Founders Funds, Inc. (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of Dreyfus Founders Funds, Inc., and the directors of the two Dreyfus Premier Funds. Plaintiff also names the Funds and the two Dreyfus Premier Funds as nominal defendants. In the amended complaint, Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of Dreyfus Founders Funds, Inc. and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP, whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                           YEAR ENDED DECEMBER 31,
CLASS A                                               2003       2002        2001       2000
---------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 8.14       9.68       14.18      22.93
Income from investment operations:
   Net investment income (loss)                       0.10     (0.16)      (0.14)     (0.13)
   Net realized and unrealized gains (losses) on      6.00     (1.38)      (4.36)     (6.65)
   securities
Total from investment operations                      6.10     (1.54)      (4.50)     (6.78)
Less dividends and distributions:
   From net investment income                         0.00       0.00        0.00       0.00
   From net realized gains                            0.00       0.00        0.00     (1.97)
Total distributions                                   0.00       0.00        0.00     (1.97)
Net asset value - end of period                      14.24       8.14        9.68      14.18
Total Return (%) 1                                   74.94    (15.91)     (31.74)    (29.61)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2, 3               2.45       2.24        1.87       1.59
Gross expenses to average net assets 2, 3             2.45       2.24        1.88       1.61
Net investment (loss) to average net assets 3       (0.83)     (0.80)      (0.26)     (0.80)
Portfolio turnover rate 4                              707        495         704        535
Net assets - end of period ($ x 1,000)              27,252      9,422      14,033     36,353

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002. HAD THESE FEES NOT BEEN WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.54% (2003) AND 2.27% (2002). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.54% (2003) AND 2.27% (2002). THE NET INVESTMENT INCOME (LOSS) RATIOS WOULD HAVE BEEN (0.92%) (2003) AND (0.83%)
(2002).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          YEAR ENDED DECEMBER 31,
CLASS B                                             2003       2002       2001       2000
------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period               7.95       9.54      14.08      22.93
Income from investment operations
   Net investment (loss)                          (0.31)     (0.29)     (0.18)     (0.23)
   Net realized and unrealized gains (losses) on    6.15     (1.30)     (4.36)     (6.65)
   securities
Total from investment operations                    5.84     (1.59)     (4.54)     (6.88)
Less dividends and distributions:
   From net investment income                       0.00       0.00       0.00       0.00
   From net realized gains                          0.00       0.00       0.00     (1.97)
Total distributions                                 0.00       0.00       0.00     (1.97)
Net asset value - end of period                    13.79       7.95       9.54      14.08
Total Return (%) 1                                 73.46    (16.67)    (32.24)    (30.05)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2, 3             3.29       3.09       2.64       2.35
Gross expenses to average net assets 2, 3           3.30       3.09       2.66       2.38
Net investment (loss) to average net assets 3     (1.44)     (1.64)     (1.06)     (1.50)
Portfolio turnover rate 4                            707        495        704        535
Net assets - end of period ($ x 1,000)            18,198     12,810     19,661     35,000

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002. HAD THESE FEES NOT BEEN WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.37% (2003) AND 3.12% (2002). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.38% (2003) AND 3.12% (2002). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.52%)
(2003) AND (1.67%) (2002).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          YEAR ENDED DECEMBER 31,
CLASS C                                               2003       2002       2001       2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 7.93       9.52      14.06      22.93
Income from investment operations:
   Net investment (loss)                            (0.01)     (0.35)     (0.22)     (0.21)
   Net realized and unrealized gains (losses)         5.84     (1.24)     (4.32)     (6.69)
   on securities
Total from investment operations                      5.83     (1.59)     (4.54)     (6.90)
Less dividends and distributions:
   From net investment income                         0.00       0.00       0.00       0.00
   From net realized gains                            0.00       0.00       0.00     (1.97)
Total distributions                                   0.00       0.00       0.00     (1.97)
Net asset value - end of period                      13.76       7.93       9.52      14.06
Total Return (%) 1                                   73.52    (16.70)    (32.29)    (30.13)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2, 3               3.25       3.05       2.65       2.35
Gross expenses to average net assets 2, 3             3.25       3.06       2.67       2.38
Net investment (loss) to average net assets 3       (1.43)     (1.58)     (1.08)     (1.50)
Portfolio turnover rate 4                              707        495        704        535
Net assets - end of period ($ x 1,000)              10,639      5,268      8,928     17,925

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002. HAD THESE FEES NOT BEEN WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.34% (2003) AND 3.07% (2002). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.34% (2003) AND 3.08% (2002). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.52%)
(2003) AND (1.60%) (2002).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         YEAR ENDED DECEMBER 31,
CLASS R                                              2003      2002      2001       2000
-----------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                7.87      9.56     14.22      22.93
Income from investment operations:
   Net investment income (loss)                      0.54    (0.81)    (0.17)     (0.09)
   Net realized and unrealized gains (losses)        5.41    (0.88)    (4.49)     (6.65)
   on securities
Total from investment operations                     5.95    (1.69)    (4.66)     (6.74)
Less dividends and distributions:
   From net investment income                        0.00      0.00      0.00       0.00
   From net realized gains                           0.00      0.00      0.00     (1.97)
Total distributions                                  0.00      0.00      0.00     (1.97)
Net asset value - end of period                     13.82      7.87      9.56      14.22
Total Return (%)                                    75.60   (17.68)   (32.77)    (29.44)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 1,2               2.07      3.91      1.84       1.31
Gross expenses to average net assets 1,2             2.08      3.94      1.86       1.33
Net investment (loss) to average net assets 2      (0.32)    (2.20)    (0.08)     (0.55)
Portfolio turnover rate 3                             707       495       704        535
Net assets - end of period ($ x 1,000)                142        37        76        241

1 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

2 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN WAIVED OR REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.16% (2003), 4.62% (2002) AND 2.76% (2001). THE GROSS EXPENSES TO
AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.17%  (2003),  4.65% (2002) AND 2.78%
(2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (0.41%) (2003), (2.91%) (2002) AND (1.00%) (2001).

3 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS T                                               2003       2002        2001      2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 7.87       9.50       14.14     22.93
Income from investment operations:
   Net investment (loss)                            (0.24)     (0.45)      (0.22)    (0.16)
   Net realized and unrealized gains (losses) on      6.07     (1.18)      (4.42)    (6.66)
   securities
Total from investment operations                      5.83     (1.63)      (4.64)    (6.82)
Less dividends and distributions:
   From net investment income                         0.00       0.00        0.00      0.00
   From net realized gains                            0.00       0.00        0.00    (1.97)
Total distributions                                   0.00       0.00        0.00    (1.97)
Net asset value - end of period                      13.70       7.87        9.50     14.14
Total Return (%) 1                                   74.08    (17.16)     (32.82)   (29.79)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2, 3               3.07       4.03        3.14      1.84
Gross expenses to average net assets 2, 3             3.07       4.03        3.16      1.87
Net investment (loss) to average net assets 3       (1.06)     (2.69)      (1.60)    (1.00)
Portfolio turnover rate 4                              707        495         704       535
Net assets - end of period ($ x 1,000)                 522        345         538       869

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002. HAD THESE FEES NOT BEEN WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.16% (2003) AND 4.05% (2002). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.16% (2003) AND 4.05% (2002). THE NET INVESTMENT (LOSS)TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.15%) (2003) AND (2.71%) (2002).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

YOUR INVESTMENT

ACCOUNT POLICIES


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.


IN SELECTING A CLASS, consider the following:

o CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.
o CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.
o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

o CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


[On side panel: Reduced Class A and Class T sales charge
LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.]


SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.

SALES CHARGES

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES
                         Sales charge deducted   Sales charge as a % of
    Your investment     as a % of offering price   your net investment
 ------------------------------------------------------------------------
                         Class A      Class T      Class A     Class T
                        -------------------------------------------------
 Up to $49,999               5.75%         4.50%       6.10%       4.70%
 $50,000 - $99,999           4.50%         4.00%       4.70%       4.20%
 $100,000 - $249,999         3.50%         3.00%       3.60%       3.10%
 $250,000 - $499,999         2.50%         2.00%       2.60%       2.00%
 $500,000 - $999,999         2.00%         1.50%       2.00%       1.50%
 $1 million or more*         0.00%         0.00%       0.00%       0.00%
* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
                               CDSC as a % of your
Years since purchase was       initial investment or
made                           your redemption
                               (whichever is less)
---------------------------------------------------------
Up to 2 years                  4.00%
2 - 4 years                    3.00%
4 - 5 years                    2.00%
5 - 6 years                    1.00%
More than 6 years              Shares will
                               automatically convert to
                              Class A, which has no
                               CDSC

Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS R - NO SALES CHARGE, RULE 12B-1 FEE, OR SHAREHOLDER SERVICES FEE

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares.

THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.


Minimum investments
                               Initial     Additional
 ----------------------------  ----------  ---------------------
 REGULAR ACCOUNTS              $1,000      $100; $500 FOR
                                           DREYFUS
                                           TELETRANSFER
                                           INVESTMENTS

 TRADITIONAL IRAS              $750        NO MINIMUM

 SPOUSAL IRAS                  $750        NO MINIMUM

 ROTH IRAS                     $750        NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS    $500        NO MINIMUM
                                           AFTER THE FIRST YEAR

 AUTOMATIC INVESTMENT PLANS    $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online
Proceeds sent by         Minimum           Maximum
                         phone/online      phone/online
---------------------------------------------------------------
CHECK*                   NO MINIMUM        $250,000 PER DAY

WIRE                     $1,000            $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

DREYFUS TELETRANSFER     $500              $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o  requests to send the proceeds to a different payee or address
o  written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period), although the fund reserves the right to refuse any purchase or exchange request as described under "Market timers" below

o refuse any purchase or exchange request in excess of 1% of the fund's total assets
o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

MARKET TIMERS

MARKET TIMING or other abusive trading practices are not permitted in the fund.

EXCESSIVE, SHORT-TERM MARKET TIMING or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the fund and its shareholders, Founders and the fund's distributor reserve the right to reject any purchase order (including exchanges) from any investor believed to have a history of abusive trading or whose trading, in Founders' or the distributor's judgment, has been or may be disruptive to the fund. In making this judgment, Founders and the distributor may consider trading done in multiple accounts under common ownership or control. The fund also reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.


Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.

[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above.


Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
        DREYFUS AUTOMATIC        For making  automatic
        ASSET BUILDER(R)         investments from a designated bank account.

        DREYFUS PAYROLL SAVINGS  For making automatic
        PLAN                     investments through payroll
                                 deduction.

        DREYFUS GOVERNMENT       For making automatic
        DIRECT DEPOSIT PRIVILEGE investments from your federal
                                 employment, Social Security or
                                 other regular federal
                                 government check.

        DREYFUS DIVIDEND SWEEP   For automatically
                                 reinvesting  the dividends and
                                 distributions  from the fund into
                                 another Dreyfus Founders  fund or
                                 Dreyfus  Premier  fund (not
                                 available for IRAs).

  For exchanging shares
        DREYFUS AUTO-EXCHANGE    For making regular exchanges
        PRIVILEGE                from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund.

  For selling shares
        DREYFUS AUTOMATIC        For making regular withdrawals
        WITHDRAWAL PLAN          from most funds.  There will be
                                 no CDSC on Class B shares as
                                 long as the amount of any
                                 withdrawal does not exceed an
                                 annual rate of 12% of the
                                 greater of the account value
                                 at the time of the first
                                 withdrawal under the plan, or
                                 at the time of the subsequent withdrawal.


EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up

Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING              Complete the           Fill out an            Write a letter of
                        application.  Mail     investment slip, and   instruction that
[Graphic: Pen]          your application and   write your account     includes:
                        a check to:            number on your check.  o     your name(s)
                        Dreyfus Founders       Mail the slip and the     and signature(s)
                        Funds, Inc.            check to:              o     your account
                        Passport Fund          Dreyfus Founders          number
                        P.O. Box 9268          Funds, Inc.            o     Passport Fund
                        Boston, MA  02205-8502 Passport Fund          o     the dollar
                        Attn: Institutional    P.O. Box 9268             amount you want
                        Processing             Boston, MA  02205-8502    to sell
                                               Attn: Institutional    o     the share
                                               Processing                class
                                                                      o     how and where
                                                                         to send the
                                                                         proceeds

                                                                      Obtain   a
                                                                      signature
                                                                      guarantee
                                                                      or   other
                                                                      documentation,
                                                                      if
                                                                      required
                                                                      (see
                                                                      "Account
                                                                      Policies -
                                                                      Selling
                                                                      Shares").

                                                                      Mail your request
                                                                      to:
                                                                      Dreyfus Founders
                                                                      Funds, Inc.
                                                                      P.O. Box 9268
                                                                      Boston, MA
                                                                      02205-8502
                                                                      Attn: Institutional
                                                                      Processing

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------

BY TELEPHONE            WIRE.  Call us to      WIRE.  Have your bank  WIRE.  Call us or
                        request an account     send your investment   your financial
[Graphic: Telephone]    application and an     to Mellon Trust of     representative to
                        account number.  Have  New England, National  request your
                        your bank send your    Association, with      transaction.  Be
                        investment to Mellon   these instructions:    sure the fund has
                        Trust of New England,  o     ABA #011001234   your bank account
                        National Association,  o     DDA #046590      information on
                        with these             o     EEC code 5660    file.  Proceeds
                        instructions:          o     Passport Fund    will be wired to
                        o     ABA #011001234   o     the share class  your bank.
                        o     DDA #046590      o     your account
                        o     EEC code 5660       number              DREYFUS
                        o     Passport Fund    o     name(s) of       TELETRANSFER.  Call
                        o     the share class     investor(s)         us or your
                        o     your account     o     dealer number,   financial

                           number                 if applicable       representative to
                        o     name(s) of                              request your
                           investor(s)  ELECTRONIC  CHECK.  transaction.   Be  o
                        dealer number Same as wire, but sure the fund has
                           if applicable       before your account    your bank account
                                               number insert "281"    information on
                        Return your            for Class A, "282"     file.  Proceeds
                        application with the   for Class B, "283"     will be sent to
                        account number on the  for Class C,  "284"    your bank by
                        application.           for Class R, or "285"  electronic check.
                                               for Class T.
                                                                      CHECK.  Call us or
                                               DREYFUS                your financial
                                               TeleTransfer.          representative to
                                               Request Dreyfus        request your
                                               TeleTransfer on your   transaction.  A
                                               application.  Call us  check will be sent
                                               to request your        to the address of
                                               transaction.           record.

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
ONLINE                  -----                  DREYFUS                WIRE.  Visit the
(WWW.DREYFUS.COM)                              TELETRANSFER.          Dreyfus Web site to
                                               Request Dreyfus        request your
[Graphic:  Mouse]                              TeleTransfer on your   transaction.  Be
                                               application.  Visit    sure the fund has
                                               the Dreyfus Web site   your bank account
                                               to request your        information on
                                               transaction.           file.  Proceeds
                                                                      will be wired to
                                                                      your bank.

                                                                      DREYFUS
                                                                      TELETRANSFER.
                                                                      Visit  the
                                                                      Dreyfus
                                                                      Web   site
                                                                      to request
                                                                      your
                                                                      transaction.
                                                                      Be    sure
                                                                      the   fund
                                                                      has   your
                                                                      bank
                                                                      account
                                                                      information
                                                                      on   file.
                                                                      Proceeds
                                                                      will    be
                                                                      sent    to
                                                                      your  bank
                                                                      by
                                                                      electronic
                                                                      check.

                                                                      CHECK.
                                                                      Visit  the
                                                                      Dreyfus
                                                                      Web   site
                                                                      to request
                                                                      your
                                                                      transaction.
                                                                      A    check
                                                                      will    be
                                                                      sent    to
                                                                      the
                                                                      address of
                                                                      record.

-------------------------------------------------------------------------------------------
AUTOMATICALLY           WITH AN INITIAL        ALL SERVICES.  Call    DREYFUS AUTOMATIC
                        INVESTMENT.  Indicate  us or your financial   WITHDRAWAL PLAN.
[Graphic: Calendar]     on your application    representative to      Call us or your
                        which automatic        request a form to add  financial
                        service(s) you want.   any automatic          representative to
                        Return your            investing service      request a form to
                        application with your  (see "Services for     add the plan.
                        investment.            Fund Investors").      Complete the form,
                                               Complete and return    specifying the
                                               the form along with    amount and
                                               any other required     frequency of
                                               materials.             withdrawals you
                                                                      would like.

                                                                      Be sure to
                                                                      maintain
                                                                      an account
                                                                      balance of
                                                                      $5,000  or
                                                                      more.

-------------------------------------------------------------------------------------------

To open an  account,  make  subsequent  investments  or  sell  shares,  please
contact  your  financial   representative  or  call  toll  free  in  the  U.S.
1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING          Complete an IRA         Fill out an            Write a letter of
                    application, making     investment slip, and   instruction that
[Graphic: Pen]      sure to specify the     write your account     includes:
                    fund name and to        number on your         o     your name and
                    indicate the year the   check.  Indicate the      signature
                    contribution is for.    year the contribution  o     your account
                                            is for.                   number
                    Mail your application                          o     Passport Fund
                    and a check to:         Mail the slip and the  o     the dollar amount
                    The Dreyfus Trust       check to:                 you want to sell
                    Company, Custodian      The Dreyfus Trust      o     the share class
                    P.O. Box 9552           Company, Custodian     o     how and where to
                    Boston, MA  02205-8568  P.O. Box 9552             send the proceeds
                    Attn: Institutional     Boston, MA  02205-8568 o     whether the
                    Processing              Attn: Institutional       distribution is
                                            Processing                qualified or
                                                                      premature
                                                                   o     whether the 10%
                                                                      TEFRA should be
                                                                        withheld

                                                                   Obtain      a
                                                                   signature
                                                                   guarantee  or
                                                                   other
                                                                   documentation,
                                                                   if   required
                                                                   (see "Account
                                                                   Policies    -
                                                                   Selling
                                                                   Shares").

                                                                   Mail your request to:
                                                                   The Dreyfus Trust
                                                                   Company
                                                                   P.O. Box 9552
                                                                   Boston, MA  02205-8568
                                                                   Attn: Institutional
                                                                   Processing

--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
BY TELEPHONE        -----                   WIRE.  Have your bank  -----
                                            send your investment

[Graphic:                                   to Mellon Trust of
Telephone]                                  New England, National
                                            Association, with
                                            these instructions:
                                            o     ABA # 011001234
                                            o     DDA #046590
                                            o     EEC code 5660
                                            o     Passport Fund
                                            o     the share class
                                            o     your account

                                               number
                                            o     name(s) of
                                               investor(s) o dealer number,
                                               if applicable

                                            ELECTRONIC  CHECK. Same as wire, but
                                            before your  account  number  insert
                                            "281" for  Class A,  "282" for Class
                                            B,  "283"  for  Class C,  "284"  for
                                            Class R, or "285" for Class T.

--------------------------------------------------------------------------------------------
AUTOMATICALLY       -----                   ALL SERVICES.  Call    SYSTEMATIC WITHDRAWAL
                                            us or your financial   PLAN.  Call us to
[Graphic: Calendar]                         representative to      request instructions to
                                            request a form to add  establish the plan.
                                            any automatic
                                            investing service
                                            (see "Services for
                                            Fund Investors").
                                            Complete  and  return the form along
                                            with any other  required  materials.
                                            All  contributions   will  count  as
                                            current year contributions.

--------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                        FOR MORE INFORMATION

                                        DREYFUS FOUNDERS PASSPORT FUND
                                        A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
                                        SEC FILE NO. 811-01018

                                        More   information   on  this   fund  is
                                        available free upon request, including the following:

                                        ANNUAL/SEMIANNUAL  REPORT  Describes the
                                        fund's   performance,   lists  portfolio
                                        holdings,   and   contains   the  fund's
                                        financial   statements  and  information
                                        from the fund's portfolio  manager about
                                        market  conditions,  economic trends and
                                        fund   strategies   that   significantly
                                        affected the fund's performance during the period.

                                        STATEMENT  OF   ADDITIONAL   INFORMATION
                                        (SAI)  Provides  more details  about the
                                        fund and its policies.  A current SAI is
                                        on file with the Securities and Exchange
                                        Commission   and  is   incorporated   by
                                        reference and legally considered a part of this prospectus.

To obtain information:

---------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
---------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
---------------------------------------------
ON THE INTERNET  Text only versions of
certain fund documents can be viewed online
or downloaded from: http://www.sec.gov
---------------------------------------------

---------------------------------------------

You can also obtain  copies,  after  paying a
duplicating  fee, by visiting the
SEC's  Public Reference  Room  in Washington,
DC  (for   information,   call
1-202-942-8090) or by E-mail request to
PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington,
DC 20549-0102.

---------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND


Pursuing long-term growth of capital through investments in foreign and U.S. companies



P R O S P E C T U S May 1, 2004


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                     As with all mutual  funds,  the  Securities
                                     and Exchange Commission has not approved or
                                     disapproved these securities or passed upon
                                     the  adequacy  of  this   prospectus.   Any
                                     representation   to  the   contrary   is  a
                                     criminal offense.

[in margin:
DREYFUS FOUNDERS WORLDWIDE GROWTH FUND
Ticker Symbols
CLASS A:  FWWAX
CLASS B:  FWWBX
CLASS C:  FWWCX
CLASS R:  FWWRX
CLASS T:  FWWTX]

CONTENTS



THE FUND
------------------------------------------------------------------------------

  Investment Approach......................................................324
  Main Risks...............................................................324
  Past Performance.........................................................325
  Expenses.................................................................327
  More About Investment Objective, Strategies, and Risks...................329
  Management...............................................................332
  Financial Highlights.....................................................334


YOUR INVESTMENT
------------------------------------------------------------------------------

  Account Policies.........................................................341
  Distributions and Taxes..................................................347
  Services for Fund Investors..............................................348
  Instructions for Regular Accounts........................................351
  Instructions for IRAs....................................................354


FOR MORE INFORMATION
------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund, a global fund, seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions. The fund's portfolio will normally invest at least 65% of its total assets in three or more countries. The fund will not invest more than 50% of its total assets in the securities of any one foreign country.

Founders Asset Management LLC ("Founders") manages the fund using a "growth style" of investing. Founders use a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

MAIN RISKS

The primary risks of investing in this fund are:

o  FOREIGN  INVESTMENT  RISK.   Investments  in  foreign  securities  involve
   different risks than U.S. investments. These risks include:
o MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are generally less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

o CURRENCY RISK. The fund's assets are invested primarily in foreign securities. Since substantially all of its revenue is received in foreign currencies, the fund's net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The fund pays dividends, if any, in U.S. dollars and incurs currency conversion costs.
o POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the fund; and political, economic, or social instability.
o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
o INITIAL PUBLIC OFFERINGS. The fund may invest in initial public offerings ("IPOs"). Part of the fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs in which the fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on performance.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one by one rather than focusing on broader market themes.
GLOBAL FUND: a type of mutual fund that may invest in securities traded anywhere in the world, including the United States.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total return AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES


  1994    1995    1996   1997    1998   1999    2000     2001    2002     2003
  ----    ----    ----   ----    ----   ----    ----     ----    ----     ----
                                               -21.82% -25.79%  -28.95%  36.78%

BEST QUARTER:     Q2 `03            +17.15%
WORST QUARTER:    Q3 `02            -20.69%


The following table compares the performance of each share class to the performance of appropriate broad-based indexes. These returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.



Average annual total returns AS OF 12/31/03


                                1 Year         Since
                                            Inception *
                             -------------  -------------

CLASS A                         28.88%        -14.62%
RETURNS BEFORE TAXES

CLASS A                         28.88%        -15.90%
RETURNS AFTER TAXES ON
DISTRIBUTIONS

CLASS A                         18.77%        -12.34%
RETURNS AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES

CLASS B                         31.71%        -14.51%
RETURNS BEFORE TAXES

CLASS C                         34.80%        -14.39%
RETURNS BEFORE TAXES

CLASS R                         37.44%        -12.92%
RETURNS BEFORE TAXES

CLASS T                         29.90%        -15.56%
RETURNS BEFORE TAXES

MORGAN STANLEY CAPITAL          33.11%         -6.32%
INTERNATIONAL WORLD INDEX

MORGAN STANLEY CAPITAL          33.99%         -6.10%
INTERNATIONAL ALL-COUNTRY
WORLD INDEX


*Inception date 12/31/99.


The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The MSCI All-Country World Index measures equity market performance in the global developed and emerging markets.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.


Fee Table                    CLASS A    CLASS B    CLASS C   CLASS R    CLASS T
--------------------------  ---------  ---------  ---------  --------   --------
SHAREHOLDER TRANSACTION
FEES
(FEES PAID FROM YOUR
ACCOUNT)

Maximum front-end sales       5.75        NONE        NONE        NONE      4.50
charge on purchases
AS A % OF OFFERING PRICE
Maximum contingent            NONE1       4.00        1.00        NONE     NONE1
deferred sales charge
(CDSC)
AS A % OF PURCHASE OR
SALE PRICE, WHICHEVER IS
LESS
ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID
FROM FUND ASSETS)
% OF AVERAGE DAILY NET
ASSETS
Management fees               1.00        1.00        1.00        1.00      1.00
Rule 12b-1 fee                NONE        0.75        0.75        NONE      0.25
Shareholder services fee      0.25        0.25        0.25        NONE      0.25
Other expenses 2              0.79        0.82        0.84        0.53      1.06
TOTAL ANNUAL FUND             2.04        2.82        2.84        1.53      2.56
OPERATING EXPENSES
(WITHOUT CUSTODY WAIVER)

3

TOTAL ANNUAL FUND             2.03        2.80        2.82        1.51      2.54
OPERATING EXPENSES (WITH
CUSTODY WAIVER) 3

1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.

3 THE CUSTODIAN HAS AGREED TO WAIVE A PORTION OF THE CUSTODY FEES THROUGH AUGUST 31, 2006 PURSUANT TO A CONTRACTUAL COMMITMENT.


[In margin: Key concepts
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations. RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.]

Expense example
                    1 Year      3 Years      5 Years      10 Years
                  -----------  ----------   -----------  ------------

CLASS A              $769       $1,175        $1,607       $2,805

CLASS B
WITH REDEMPTION      $683       $1,168        $1,683       $2,787*
WITHOUT              $283        $868         $1,483       $2,787*
REDEMPTION

CLASS C
WITH REDEMPTION      $385        $874         $1,493       $3,162
WITHOUT              $285        $874         $1,493       $3,162
REDEMPTION

CLASS R              $154        $477          $828        $1,818

CLASS T              $696       $1,205        $1,744       $3,210

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The  fund  may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.


Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.
o EMERGING MARKETS RISK. The fund invests in emerging markets. These are markets in countries that are considered to be in the initial stages of the industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.
o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.

MANAGEMENT


Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.845 trillion in assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The funds management fee for the fiscal year ended December 31, 2003 was 1.00% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the managers use the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

The fund is managed by a team of portfolio managers. The portfolio management team is composed of Remi J. Browne and Daniel B. LeVan, who co-manage the foreign portion of the fund, and John B. Jares, who manages the domestic portion of the fund. Each is a chartered financial analyst.


Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from

1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003.


Mr. Jares has been a portfolio manager of the fund since 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.


Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to Dreyfus Founders Funds, Inc. (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff filed an amended complaint on February 11, 2004, naming as defendants Dreyfus, the directors of Dreyfus Founders Funds, Inc., and the directors of the two Dreyfus Premier Funds. Plaintiff also names the Funds and the two Dreyfus Premier Funds as nominal defendants. In the amended complaint, Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the 1940 Act and in breach of their common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duty" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds. Finally, Plaintiff alleges that the directors wasted corporate assets by causing the funds to pay unnecessary 12b-1 fees, and also seeks an award of attorneys' fees and litigation expenses.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon, Mellon Bank, N.A., Dreyfus, Founders, and the directors of Dreyfus Founders Funds, Inc. and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that

12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believes they are without merit.


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP, whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                          YEAR ENDED DECEMBER 31,
CLASS A                                               2003      2002       2001       2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                 8.32     11.71      15.78      25.18
Income from investment operations:
     Net investment (loss)                          (0.10)    (0.15)     (0.09)     (0.09)
     Net realized and unrealized gains (losses)       3.16    (3.24)     (3.98)     (5.44)
     on securities
Total from investment operations                      3.06    (3.39)     (4.07)     (5.53)
Less dividends and distributions:
     From net investment income                       0.00      0.00       0.00       0.00
     From net realized gains                          0.00      0.00       0.00     (3.87)
Total distributions                                   0.00      0.00       0.00     (3.87)
Net asset value - end of period                      11.38      8.32      11.71      15.78
Total Return (%) 1                                   36.78   (28.95)    (25.79)    (21.82)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2, 3               2.03      2.06       2.09       1.41
Gross expenses to average net assets 2, 3             2.03      2.06       2.10       1.43
Net investment (loss) to average net assets 3       (0.55)    (0.77)     (0.96)     (0.35)
Portfolio turnover rate 4                              138       211        145        210
Net assets - end of period ($ x 1,000)                 656       543      1,003        800

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN FOR THE YEAR ENDED DECEMBER 31, 2003. HAD THESE FEES NOT BEEN WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN 2.04%. THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN 2.04%. THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN (0.56%).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS B                                                2003      2002        2001      2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  8.12     11.52       15.57     25.18
Income from investment operations:
     Net investment (loss)                           (0.16)    (0.14)      (0.15)    (0.11)
     Net realized and unrealized gains (losses)        3.06    (3.26)      (3.90)    (5.63)
     on securities
Total from investment operations                       2.90    (3.40)      (4.05)    (5.74)
Less dividends and distributions:
     From net investment income                        0.00      0.00        0.00      0.00
     From net realized gains                           0.00      0.00        0.00    (3.87)
Total distributions                                    0.00      0.00        0.00    (3.87)
Net asset value - end of period                       11.02      8.12       11.52     15.57
Total Return (%) 1                                    35.71    (29.51)    (26.01)   (22.67)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2, 3                2.80      2.70        2.53      2.21
Gross expenses to average net assets 2, 3              2.80      2.71        2.54      2.25
Net investment (loss) to average net assets 3        (1.30)    (1.41)      (1.43)    (1.40)
Portfolio turnover rate 4                               138       211         145       210
Net assets - end of period ($ x 1,000)                1,821     1,459       2,089     2,329

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN FOR THE YEAR ENDED DECEMBER 31, 2003. HAD THESE FEES NOT BEEN WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN 2.82%. THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN 2.82%. THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN (1.32%).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            YEAR ENDED DECEMBER 31,
CLASS C                                                2003        2002       2001       2000
----------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  7.96       11.34      15.56      25.18
Income from investment operations
     Net investment (loss)                           (0.20)      (0.30)     (0.30)     (0.11)
     Net realized and unrealized gains (losses)        3.05      (3.08)     (3.92)     (5.64)
     on securities
Total from investment operations                       2.85      (3.38)     (4.22)     (5.75)
Less dividends and distributions:
     From net investment income                        0.00        0.00       0.00       0.00
     From net realized gains                           0.00        0.00       0.00     (3.87)
Total distributions                                    0.00        0.00       0.00     (3.87)
Net asset value - end of period                       10.81        7.96      11.34      15.56
Total Return (%) 1                                    35.80     (29.81)    (27.12)    (22.70)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2, 3                2.82        3.33       4.17       2.21
Gross expenses to average net assets 2, 3              2.82        3.33       4.18       2.25
Net investment (loss) to average net assets 3        (1.34)      (2.05)     (3.07)     (1.31)
Portfolio turnover rate 4                               138         211        145        210
Net assets - end of period ($ x 1,000)                  271         218        380        375

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002. HAD THESE FEES NOT BEEN WAIVED OR REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.84% (2003) AND 3.40% (2002). THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.84% (2003) AND 3.40% (2002). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.36%) (2003) AND (2.12%) (2002).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            YEAR ENDED DECEMBER 31,
CLASS R                                                2003       2002       2001       2000
---------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value - beginning of period                  8.44      11.81      15.75      25.18
Income from investment operations:
     Net investment (loss) 1                         (0.00)     (0.01)     (0.02)     (0.00)
     Net realized and unrealized gains (losses)        3.16     (3.36)     (3.92)     (5.56)
     on securities
Total from investment operations                       3.16     (3.37)     (3.94)     (5.56)
Less dividends and distributions:
     From net investment income                        0.00       0.00       0.00       0.00
     From net realized gains                           0.00       0.00       0.00     (3.87)
Total distributions                                    0.00       0.00       0.00     (3.87)
Net asset value - end of period                       11.60       8.44      11.81      15.75
Total Return (%)                                      37.44    (25.84)    (25.02)    (21.94)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2, 3                1.51       1.41       1.24       1.22
Gross expenses to average net assets 2, 3              1.51       1.41       1.25       1.26
Net investment (loss) to average net assets 3        (0.03)     (0.13)     (0.14)     (0.49)
Portfolio turnover rate 4                               138        211        145        210
Net assets - end of period ($ x 1,000)               21,404     14,060     19,193     27,611

1 NET INVESTMENT (LOSS) FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN FOR THE YEAR ENDED DECEMBER 31, 2003. HAD THESE FEES NOT BEEN WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN 1.53%. THE GROSS EXPENSES TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN 1.53%. THE NET INVESTMENT LOSS TO AVERAGE NET ASSETS RATIO WOULD HAVE BEEN (0.05%).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           YEAR ENDED DECEMBER 31,
CLASS T                                                2003      2002       2001       2000
--------------------------------------------------------------------------------------------
PER-SHARE DATA ($):
Net asset value - beginning of period                  7.89     11.46      15.65      25.18
Income from investment operations:
     Net investment (loss)                           (0.14)    (0.59)     (0.26)     (0.06)
     Net realized and unrealized gains (losses)        2.98    (2.98)     (3.93)     (5.60)
on securities
Total from investment operations                       2.84    (3.57)     (4.19)     (5.66)
Less dividends and distributions:
     From net investment income                        0.00      0.00       0.00       0.00
     From net realized gains                           0.00      0.00       0.00     (3.87)
Total distributions                                    0.00      0.00       0.00     (3.87)
Net asset value - end of period                       10.73      7.89      11.46      15.65
Total Return (%) 1                                    35.99   (31.15)    (26.77)    (22.34)
RATIOS/SUPPLEMENTAL DATA (%):
Net expenses to average net assets 2,3                 2.54      4.60       3.74       1.72
Gross expenses to average net assets 2,3               2.54      4.60       3.75       1.76
Net investment (loss) to average net assets 3        (1.05)    (2.88)     (2.72)     (0.76)
Portfolio turnover rate 4                               138       211        145        210
Net assets - end of period ($ x 1,000)                   61        47         90         48

1 SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

2 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

3 CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN WAIVED OR REIMBURSED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.56% (2003), 5.48% (2002) AND 10.01% (2001). THE GROSS EXPENSES TO
AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.56% (2003),  5.48% (2002) AND 10.02%
(2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.07%) (2003), (3.76%) (2002) AND (8.99%) (2001).

4 PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 YOUR INVESTMENT

ACCOUNT POLICIES


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.


IN SELECTING A CLASS, consider the following:

o CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.
o CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.
o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

o CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.


[On side panel: Reduced Class A and Class T sales charge
LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.]


SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.

Sales charges

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES
                        Sales charge deducted    Sales charge as a % of
 Your investment        as a % of offering price your net investment
 ------------------------------------------------------------------------
                         Class A      Class T      Class A     Class T
                        -------------------------------------------------
 Up to $49,999               5.75%         4.50%       6.10%       4.70%
 $50,000 - $99,999           4.50%         4.00%       4.70%       4.20%
 $100,000 - $249,999         3.50%         3.00%       3.60%       3.10%
 $250,000 - $499,999         2.50%         2.00%       2.60%       2.00%
 $500,000 - $999,999         2.00%         1.50%       2.00%       1.50%
 $1 million or more*         0.00%         0.00%       0.00%       0.00%
* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
                                CDSC as a % of your
                                initial investment or
  Years since purchase was      your redemption
  made                          (whichever is less)
  ---------------------------------------------------------
  Up to 2 years                 4.00%
  2 - 4 years                   3.00%
  4 - 5 years                   2.00%
  5 - 6 years                   1.00%
  More than 6 years             Shares will automatically
                                convert to Class A, which
                                   has no CDSC

Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

CLASS R - NO SALES CHARGE, RULE 12B-1 FEE, OR SHAREHOLDER SERVICES FEE

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares.

THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.


Minimum investments
                               Initial     Additional
 ----------------------------  ----------  ---------------------
 REGULAR ACCOUNTS              $1,000      $100; $500 FOR
                                           DREYFUS
                                           TELETRANSFER
                                           INVESTMENTS

 TRADITIONAL IRAS              $750        NO MINIMUM

 SPOUSAL IRAS                  $750        NO MINIMUM

 ROTH IRAS                     $750        NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS    $500        NO MINIMUM
                                           AFTER THE FIRST YEAR

 AUTOMATIC INVESTMENT PLANS    $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online
Proceeds sent by         Minimum           Maximum
                         phone/online      phone/online
---------------------------------------------------------------
CHECK                    NO MINIMUM        $250,000 PER DAY

WIRE                     $1,000            $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

DREYFUS TELETRANSFER     $500              $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o  requests to send the proceeds to a different payee or address
o  written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period), although the fund reserves the right to refuse any purchase or exchange request as described under "Market timers" below

o refuse any purchase or exchange request in excess of 1% of the fund's total assets
o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

MARKET TIMERS

MARKET TIMING or other abusive trading practices are not permitted in the fund.

EXCESSIVE, SHORT-TERM MARKET TIMING or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the fund and its shareholders, Founders and the fund's distributor reserve the right to reject any purchase order (including exchanges) from any investor believed to have a history of abusive trading or whose trading, in Founders' or the distributor's judgment, has been or may be disruptive to the fund. In making this judgment, Founders and the distributor may consider trading done in multiple accounts under common ownership or control. The fund also reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.


Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.

[On side panel:  Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above.

Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
        DREYFUS AUTOMATIC        For making  automatic
        ASSET BUILDER(R)         investments from a designated bank account.

        DREYFUS PAYROLL SAVINGS  For making automatic
        PLAN                     investments through payroll
                                 deduction.

        DREYFUS GOVERNMENT       For making automatic
        DIRECT DEPOSIT PRIVILEGE investments from your federal
                                 employment, Social Security or
                                 other regular federal
                                 government check.

        DREYFUS DIVIDEND SWEEP   For automatically
                                 reinvesting  the dividends and
                                 distributions  from the fund into
                                 another Dreyfus Founders  fund or
                                 Dreyfus  Premier  fund (not
                                 available for IRAs).

  For exchanging shares
        DREYFUS AUTO-EXCHANGE    For making regular exchanges
        PRIVILEGE                from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund.

  For selling shares
        DREYFUS AUTOMATIC        For making regular withdrawals
        WITHDRAWAL PLAN          from most funds.  There will be
                                 no CDSC on Class B shares as
                                 long as the amount of any
                                 withdrawal does not exceed an
                                 annual rate of 12% of the
                                 greater of the account value
                                 at the time of the first
                                 withdrawal under the plan, or
                                 at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up

Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING              Complete the           Fill out an            Write a letter of
                        application.  Mail     investment slip, and   instruction that
[Graphic: Pen]          your application and   write your account     includes:
                        a check to:            number on your check.  o     your name(s)
                        Dreyfus Founders       Mail the slip and the     and signature(s)
                        Funds, Inc.            check to:              o     your account
                        Worldwide Growth Fund  Dreyfus Founders          number
                        P.O. Box 9268          Funds, Inc.            o     Worldwide
                        Boston, MA  02205-8502 Worldwide Growth Fund     Growth Fund
                        Attn: Institutional    P.O. Box 9268          o     the dollar
                        Processing             Boston, MA  02205-8502    amount you want
                                               Attn: Institutional       to sell
                                               Processing             o     the share
                                                                         class
                                                                      o     how and where
                                                                         to send the
                                                                         proceeds

                                                                      Obtain   a
                                                                      signature
                                                                      guarantee
                                                                      or   other
                                                                      documentation,
                                                                      if
                                                                      required
                                                                      (see
                                                                      "Account
                                                                      Policies -
                                                                      Selling
                                                                      Shares").

                                                                      Mail your request
                                                                      to:
                                                                      Dreyfus Founders
                                                                      Funds, Inc.
                                                                      P.O. Box 9268
                                                                      Boston, MA
                                                                      02205-8502
                                                                      Attn: Institutional
                                                                      Processing

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------

BY TELEPHONE            WIRE.  Call us to      WIRE.  Have your bank  WIRE.  Call us or
                        request an account     send your investment   your financial
[Graphic: Telephone]    application and an     to Mellon Trust of     representative to
                        account number.  Have  New England, National  request your
                        your bank send your    Association, with      transaction.  Be
                        investment to Mellon   these instructions:    sure the fund has
                        Trust of New England,  o     ABA #011001234   your bank account
                        National Association,  o     DDA #046485      information on
                        with these             o     EEC code 5650    file.  Proceeds
                        instructions:          o     Worldwide        will be wired to
                        o     ABA #011001234      Growth Fund         your bank.
                        o     DDA #046485      o     the share class
                        o     EEC code 5650    o     your account     DREYFUS
                        o     Worldwide           number              TELETRANSFER.  Call
                           Growth Fund         o     name(s) of       us or your
                        o     the share class     investor(s)         financial
                        o     your account     o     dealer number,   representative to

                           number                 if applicable       request your
                        o     name(s) of                              transaction.  Be
                           investor(s)  ELECTRONIC  CHECK.  sure  the fund has o
                        dealer number Same as wire, but your bank account
                           if applicable       before your account    information on
                                               number insert "351"    file.  Proceeds
                        Return your            for Class A, "352"     will be sent to
                        application with the   for Class B, "353"     your bank by
                        account number on the  for Class C,  "354"    electronic check.
                        application.           for Class R, or "355"
                                               for Class T.           CHECK.  Call us or
                                                                      your financial
                                               DREYFUS                representative to
                                               TeleTransfer.          request your
                                               Request Dreyfus        transaction.  A
                                               TeleTransfer on your   check will be sent
                                               application.  Call us  to the address of
                                               to request your        record.
                                               transaction.

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
ONLINE                  -----                  DREYFUS                WIRE.  Visit the
(WWW.DREYFUS.COM)                              TELETRANSFER.          Dreyfus Web site to
                                               Request Dreyfus        request your
[Graphic:  Mouse]                              TeleTransfer on your   transaction.  Be
                                               application.  Visit    sure the fund has
                                               the Dreyfus Web site   your bank account
                                               to request your        information on
                                               transaction.           file.  Proceeds
                                                                      will be wired to
                                                                      your bank.

                                                                      DREYFUS
                                                                      TELETRANSFER.
                                                                      Visit  the
                                                                      Dreyfus
                                                                      Web   site
                                                                      to request
                                                                      your
                                                                      transaction.
                                                                      Be    sure
                                                                      the   fund
                                                                      has   your
                                                                      bank
                                                                      account
                                                                      information
                                                                      on   file.
                                                                      Proceeds
                                                                      will    be
                                                                      sent    to
                                                                      your  bank
                                                                      by
                                                                      electronic
                                                                      check.

                                                                      CHECK.
                                                                      Visit  the
                                                                      Dreyfus
                                                                      Web   site
                                                                      to request
                                                                      your
                                                                      transaction.
                                                                      A    check
                                                                      will    be
                                                                      sent    to
                                                                      the
                                                                      address of
                                                                      record.

-------------------------------------------------------------------------------------------
AUTOMATICALLY           WITH AN INITIAL        ALL SERVICES.  Call    DREYFUS AUTOMATIC
                        INVESTMENT.  Indicate  us or your financial   WITHDRAWAL PLAN.
[Graphic: Calendar]     on your application    representative to      Call us or your
                        which automatic        request a form to add  financial
                        service(s) you want.   any automatic          representative to
                        Return your            investing service      request a form to
                        application with your  (see "Services for     add the plan.
                        investment.            Fund Investors").      Complete the form,
                                               Complete and return    specifying the
                                               the form along with    amount and
                                               any other required     frequency of
                                               materials.             withdrawals you
                                                                      would like.

                                                                      Be sure to
                                                                      maintain
                                                                      an account
                                                                      balance of
                                                                      $5,000  or
                                                                      more.
-------------------------------------------------------------------------------------------

To open an  account,  make  subsequent  investments  or  sell  shares,  please
contact  your  financial   representative  or  call  toll  free  in  the  U.S.
1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key Concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

-------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT     TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING         Complete an IRA           Fill out an investment   Write a letter of
                   application, making sure  slip, and write your     instruction that
[Graphic: Pen]     to specify the fund name  account number on your   includes:
                   and to indicate the year  check.  Indicate the     o     your name and
                   the contribution is for.  year the contribution       signature
                                             is for.                  o     your account
                   Mail your application                                 number
                   and a check to:           Mail the slip and the    o     Worldwide
                   The Dreyfus Trust         check to:                   Growth Fund
                   Company, Custodian        The Dreyfus Trust        o     the dollar
                   P.O. Box 9552             Company, Custodian          amount you want
                   Boston, MA  02205-8568    P.O. Box 9552               to sell
                   Attn: Institutional       Boston, MA  02205-8568   o     the share class
                   Processing                Attn: Institutional      o     how and where
                                             Processing                  to send the
                                                                         proceeds
                                                                      o     whether the
                                                                         distribution is
                                                                         qualified or
                                                                         premature
                                                                      o     whether the
                                                                         10% TEFRA should
                                                                         be withheld

                                                                      Obtain   a
                                                                      signature
                                                                      guarantee
                                                                      or   other
                                                                      documentation,
                                                                      if
                                                                      required
                                                                      (see
                                                                      "Account
                                                                      Policies -
                                                                      Selling
                                                                      Shares").

                                                                      Mail your request to:
                                                                      The Dreyfus Trust
                                                                      Company
                                                                      P.O. Box 9552
                                                                      Boston, MA
                                                                      02205-8568
                                                                      Attn: Institutional
                                                                      Processing

--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT     TO SELL SHARES
-------------------------------------------------------------------------------------------
BY TELEPHONE       -----                     WIRE.  Have your bank    -----
                                             send your investment to

[Graphic:                                    Mellon Trust of New
Telephone]                                   England, National
                                             Association, with these
                                             instructions:
                                             o     ABA # 011001234
                                             o     DDA #046485
                                             o     EEC code 5650
                                             o     Worldwide Growth

                                                Fund
                                             o     the share class
                                             o     your account
                                                number
                                             o     name(s) of
                                                investor(s) o dealer number, if
                                                applicable

                                             ELECTRONIC CHECK. Same as wire, but
                                             before your account  number  insert
                                             "351" for Class A,  "352" for Class
                                             B,  "353"  for  Class C,  "354" for
                                             Class R, or "355" for Class T.

--------------------------------------------------------------------------------------------
AUTOMATICALLY      -----                     ALL SERVICES.  Call us   SYSTEMATIC
                                             or your financial        WITHDRAWAL PLAN.
[Graphic:                                    representative to        Call us to request
Calendar]                                    request a form to add    instructions to
                                             any automatic investing  establish the plan.
                                             service (see "Services
                                             for Fund Investors").
                                             Complete and return the
                                             form along with any
                                             other required
                                             materials.  All
                                             contributions will
                                             count as current year
                                             contributions.

--------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                        FOR MORE INFORMATION

                                        DREYFUS FOUNDERS WORLDWIDE GROWTH FUND
                                        A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
                                        SEC FILE NO. 811-01018

                                        More   information   on  this   fund  is
                                        available free upon request, including the following:

                                        ANNUAL/SEMIANNUAL  REPORT  Describes the
                                        fund's   performance,   lists  portfolio
                                        holdings,   and   contains   the  fund's
                                        financial   statements  and  information
                                        from the fund's portfolio managers about
                                        market  conditions,  economic trends and
                                        fund   strategies   that   significantly
                                        affected the fund's performance during the period.

                                        STATEMENT  OF   ADDITIONAL   INFORMATION
                                        (SAI)  Provides  more details  about the
                                        fund and its policies.  A current SAI is
                                        on file with the Securities and Exchange
                                        Commission   and  is   incorporated   by
                                        reference and legally considered a part of this prospectus.

To obtain information:

----------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
----------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
----------------------------------------------
ON THE INTERNET  Text only versions of
certain fund documents can be viewed online
or downloaded from: http://www.sec.gov
----------------------------------------------

----------------------------------------------

You can also obtain  copies,  after  paying a
duplicating  fee, by visiting the
SEC's  Public  Reference  Room  in  Washington,
DC  (for   information,   call
1-202-942-8090) or by E-mail request to
PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington,
DC 20549-0102.

----------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS FUNDS, INC.
CLASS A, CLASS B, CLASS C, CLASS F, CLASS R AND CLASS T SHARES

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


May 1, 2004

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") relates to the ten investment portfolios (the "Funds") of Dreyfus Founders Funds, Inc. (the "Company"):


Dreyfus Founders Balanced Fund
Dreyfus Founders Discovery Fund*
Dreyfus Founders Government Securities Fund
Dreyfus Founders Growth Fund
Dreyfus Founders Growth and Income Fund
Dreyfus Founders International Equity Fund
Dreyfus Founders Mid-Cap Growth Fund
Dreyfus Founders Money Market Fund
Dreyfus Founders Passport Fund
Dreyfus Founders Worldwide Growth Fund



      This SAI, which is not a prospectus, supplements and should be read in conjunction with the Company's current Prospectuses, each dated May 1, 2004, as they may be revised from time to time. To obtain a copy of the Company's Prospectuses for its Class A, Class B, Class C, Class R and Class T shares of any one or more of the Funds, please write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call one of the following numbers:


            Call Toll Free 1-800-554-4611
            In New York City -- Call 718-895-1206
            Outside the U.S. -- Call 516-794-5452


To obtain a copy of the Company's Prospectus for its Class F shares of any one or more of the Funds, please write to the Company at 144 Glenn Curtiss
Boulevard, Uniondale, New York 11556-0144, visit www.FOUNDERS.COM, or call 1-800-525-2440.

FINANCIAL STATEMENTS


The Funds' audited financial statements and accompanying notes for the fiscal year ended December 31, 2003, and the reports of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Funds' 2003 annual reports and are incorporated by reference in this SAI. The Funds' annual reports contain additional performance information and are available without charge by calling any of the telephone numbers shown above.


* Discovery Fund has discontinued public sales of its shares to new investors, but shareholders who have open Discovery Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established
Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. If a Discovery Fund account is closed, additional investments in Discovery Fund may not be possible.

                                TABLE OF CONTENTS


DREYFUS FOUNDERS FUNDS, INC................................................364


INVESTMENT OBJECTIVES AND RESTRICTIONS.....................................364

  FUNDAMENTAL INVESTMENT RESTRICTIONS......................................365
  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS..................................366

INVESTMENT STRATEGIES AND RISKS............................................367

  TEMPORARY DEFENSIVE INVESTMENTS..........................................368
  PORTFOLIO TURNOVER.......................................................368
  DERIVATIVE INSTRUMENTS...................................................369
  FOREIGN SECURITIES AND ADRS..............................................380
  SECURITIES THAT ARE NOT READILY MARKETABLE...............................382
  RULE 144A SECURITIES.....................................................383
  FIXED-INCOME SECURITIES..................................................383
  FOREIGN BANK OBLIGATIONS.................................................385
  REPURCHASE AGREEMENTS....................................................386
  CONVERTIBLE SECURITIES...................................................386
  GOVERNMENT SECURITIES....................................................387
  MORTGAGE-RELATED SECURITIES..............................................388
  COMMERCIAL PAPER AND OTHER CASH SECURITIES...............................391
  WHEN-ISSUED SECURITIES...................................................391
  BORROWING................................................................391
  SECURITIES OF OTHER INVESTMENT COMPANIES.................................392

DIRECTORS AND OFFICERS.....................................................393

  DIRECTORS................................................................393
  COMMITTEES...............................................................395
  BENEFICIAL OWNERSHIP OF SECURITIES.......................................397
  DIRECTOR COMPENSATION....................................................398
  OFFICERS.................................................................398

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS................401

  INVESTMENT ADVISER.......................................................401
  DISTRIBUTOR..............................................................411
  TRANSFER AGENTS AND CUSTODIAN............................................412

PURCHASE OF SHARES.........................................................413

    General................................................................413
    Class A Shares.........................................................417
    Class B Shares.........................................................418
    Class C Shares.........................................................418
    Class F and Class R Shares.............................................419
    Class T Shares.........................................................419
    Dealer Reallowance -- Class A and Class T Shares.......................420

    Class A or Class T Shares at Net Asset Value...........................420
    Sales Loads -- Class A and Class T Shares..............................421
    Right of Accumulation -- Class A and Class T Shares....................422
    Dreyfus TeleTransfer Privilege.........................................423
    Reopening an Account...................................................423

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN...........................424

  DISTRIBUTION PLANS.......................................................424
    Class B, Class C and Class T Shares....................................424
    Class F Shares.........................................................425
    Provisions Applicable to All Classes...................................426
  SHAREHOLDER SERVICES PLAN................................................427

REDEMPTION OF SHARES.......................................................430

    General................................................................430
    Contingent Deferred Sales Charge -- Class B Shares.....................430
    Contingent Deferred Sales Charge -- Class C Shares.....................432
    Waiver of CDSC.........................................................432
    Redemption Through a Selected Dealer...................................432
    Reinvestment Privilege.................................................433
    Wire Redemption Privilege..............................................433
    Dreyfus TeleTransfer Privilege.........................................433
    Signatures.............................................................433
    Redemption Commitment; Redemptions in Kind.............................434
    Suspension of Redemptions..............................................434
    Transactions through Third Parties.....................................435

SHAREHOLDER SERVICES.......................................................435

    Fund Exchanges for Classes A, B, C, R and T............................435
    Dreyfus Auto-Exchange Privilege........................................437
    Dreyfus Automatic Asset Builder(R).....................................438
    Dreyfus Government Direct Deposit Privilege............................438
    Dreyfus Payroll Savings Plan...........................................438
    Dreyfus Dividend Options...............................................438
    Automatic Withdrawal Plan..............................................439
    Letter of Intent - CLASS A AND CLASS T SHARES..........................440
    Corporate Pension/Profit-Sharing and Personal Retirement Plans.........440
    Class F Shareholder Services...........................................441

COMPANY POLICY REGARDING MARKET TIMING ACTIVITIES..........................441

OTHER SERVICES.............................................................442

  FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT....................442
  SHAREHOLDER SERVICES AGREEMENT...........................................444

BROKERAGE ALLOCATION.......................................................445

CAPITAL STOCK..............................................................452

PRICING OF SHARES..........................................................466

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................468

YIELD AND PERFORMANCE INFORMATION..........................................473

ADDITIONAL INFORMATION.....................................................491

  CODE OF ETHICS...........................................................491
  PROXY VOTING.............................................................493
  INDEPENDENT ACCOUNTANTS..................................................495
  REGISTRATION STATEMENT...................................................495

APPENDIX...................................................................496

  RATINGS OF LONG-TERM OBLIGATIONS.........................................496
  RATINGS OF SHORT-TERM OBLIGATIONS........................................499

                          DREYFUS FOUNDERS FUNDS, INC.
--------------------------------------------------------------------------------

      Dreyfus Founders Funds, Inc. is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Company was incorporated on June 19, 1987 under the laws of the State of Maryland as "Founders Funds, Inc." On December 31, 1999, its name was changed to "Dreyfus Founders Funds, Inc."


      All of the Company's series Funds are diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Fund's outstanding voting shares.


      On April 30, 1999, Founders Blue Chip Fund changed its name to Founders Growth and Income Fund, and Founders Special Fund changed its name to Founders Mid-Cap Growth Fund. On August 13, 1999, Founders Frontier Fund was merged with and into Dreyfus Founders Discovery Fund. On December 31, 1999, the Funds changed their respective names from "Founders" to "Dreyfus Founders." On February 22, 2002, Dreyfus Founders Focus Fund was merged into Dreyfus Founders Growth Fund.

      Founders  Asset  Management  LLC   ("Founders")   serves  as  each  Fund's
investment adviser.

      Dreyfus Service Corporation ("DSC") is the Distributor of each Fund's shares.

--------------------------------------------------------------------------------
                     INVESTMENT OBJECTIVES AND RESTRICTIONS
--------------------------------------------------------------------------------

      The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

                   Fund                         Investment Objective
      -------------------------------  ---------------------------------------
      Balanced                         Current income and capital appreciation

      Discovery                        Capital appreciation

      Government Securities            Current income

      Growth                           Long-term growth of capital

      Growth and Income                Long-term growth of capital and income

      International Equity             Long-term growth of capital

      Mid-Cap Growth                   Capital appreciation

      Money Market                     Maximum current income consistent
                                       with the preservation of capital and
                                       liquidity

      Passport                         Capital appreciation

      Worldwide Growth                 Long-term growth of capital


      In addition, each Fund has adopted investment restrictions numbered 1 through 7 below as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. Investment restrictions numbered 8 through 11 below are non-fundamental policies and may be changed, as to a Fund, by vote of a majority of the members of the Company's Board of Directors (the "Board") at any time. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limits that results from a change in values or net assets will not be considered a violation.


FUNDAMENTAL INVESTMENT RESTRICTIONS

      No Fund may:

      1. Invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to Money Market Fund, the limitation shall not apply to obligations of domestic commercial banks.

      2. Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

      3. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate.

A Fund may also invest in readily marketable interests in real estate investment trusts.

      4. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

      5.....Lend  any  security  or make any loan if, as a result,  more than 33
1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

      6. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

      7. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      No Fund may:


      8. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

      9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

      10. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested (10% in the case of Money Market Fund).

      11. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.


      In applying the limitations on investments in any one industry set forth in restriction 1, above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.

      Except for the Funds' fundamental investment objectives and the fundamental restrictions numbered 1 through 7 above, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Board without shareholder approval. However, the policies of the Government Securities, International Equity and Mid-Cap Growth Funds to normally invest at least 80% of their net assets in obligations of the U.S. government, foreign equity securities, and equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index, respectively, may not be changed unless at least 60 days' prior notice of the change is given to the respective Fund's shareholders.

--------------------------------------------------------------------------------
                         INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

      The Prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered "principal investment strategies" and discusses the risks associated with these strategies.

TEMPORARY DEFENSIVE INVESTMENTS

      In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER


      During the fiscal years ended 2003 and 2002, respectively, the portfolio turnover rate for each of the Funds was as follows: Balanced Fund - 108% and 122%; Discovery Fund - 130% and 128%; Government Securities Fund - 52% and 28%; Growth Fund -124% and 139%; Growth and Income Fund - 123% and 152%; International Equity Fund - 144% and 220%; Mid-Cap Growth Fund - 160% and 216%; Passport Fund - 707% and 495%; and Worldwide Growth Fund - 138% and 211%. The increased portfolio turnover rate of Government Securities Fund was a result of the sale of most of the Fund's holdings of Federal Home Loan Mortgage
Corporation ("Freddie Mac") due to an SEC investigation into Freddie Mac's accounting practices. The decreased portfolio turnover rates of International Equity Fund and Worldwide Growth Fund were due to a change in the portfolio management teams of the Funds, with the current management teams expecting portfolio turnover rates that are lower than the Funds' historical rates. The portfolio turnover rate of Mid-Cap Growth Fund decreased for a variety of reasons, including the portfolio management team's ability to hold securities for longer periods due to the improvement in the current and long-term fundamentals of the Fund's portfolio holdings. The increased portfolio turnover rate of Passport Fund was a result of increased volatility.


      A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. The Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control.

      Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

DERIVATIVE INSTRUMENTS


      All of the Funds (except Money Market Fund) may enter into futures contracts (including those related to indexes) and forward contracts, may purchase and/or write (sell) options on securities, securities indexes, futures contracts and foreign currencies, and may purchase equity-linked notes ("ELNs"). Government Securities and Balanced Funds may also invest in mortgage-related securities. See "Investment Strategies and Risks - Mortgage-Related Securities" below. Each of these instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument.


      OPTIONS ON SECURITIES INDEXES AND SECURITIES. An option gives its purchaser the right to buy or sell an instrument at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security or index. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

      So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

      All of the Funds (except Money Market Fund) may write (sell) call options on their portfolio securities for income and may write put options. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions. The Funds may also buy call and put options.

      When a Fund purchases a security with respect to which it intends to write a call option, it is likely that the option will be written concurrently with or shortly after purchase. A Fund will write a call option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

      A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

      The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it with respect to a call option it has written, rather than delivering such security from its portfolio.

      All of the Funds (except Money Market Fund) may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

      When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

      Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders.

      The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

      One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indexes might be halted at a time when the securities markets generally remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

      OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

      Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      FUTURES CONTRACTS. All of the Funds (except Money Market Fund) may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

      The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

      Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

      The Funds also may purchase and sell interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the Australian dollar, Brazilian real, British pound, Canadian dollar, Deutsche mark, Euro, French franc, Japanese yen, Mexican peso, New Zealand dollar, Russian ruble, South African rand, and the Swiss franc.

      The purchase and sale of futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

      The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

      To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contract, options or futures contracts and currency options.

      Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

      Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

      OPTIONS ON FUTURES CONTRACTS. All of the Funds (except Money Market Fund) may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

      A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities Indexes and Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

      The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

      OPTIONS ON FOREIGN CURRENCIES. All of the Funds (except Money Market Fund) may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options (or write call options) on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options (or write put options) thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

      RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indexes, securities, and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

      In addition, options on U.S. Government securities, futures contracts, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

      FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES. The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

      Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), a Fund may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in that currency. In addition, a Fund may engage in "proxy hedging" (i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated), with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies.

      At the consummation of a forward contract calling for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of the Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

      The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities, and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

      COVER. Transactions using options, futures contracts and forward contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contract or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio
management  or  the  Fund's  ability  to  meet  redemption   requests  or  other
obligations.

      EQUITY-LINKED NOTES. All of the Funds (except Money Market Fund) may purchase equity-linked notes ("ELNs"). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund's ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

FOREIGN SECURITIES AND ADRS

      The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets.

      Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

      Foreign stock markets may have substantially less trading volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

      Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

      Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

      In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Ecuador, Egypt, Greece, Hungary, Iceland, India, Israel, Jordan, Mauritius, Morocco, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland,
Portugal, Republic of Korea (South Korea), Romania, Russia and the other countries of the former Soviet Union, Slovak Republic, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, and Vietnam.

      American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

SECURITIES THAT ARE NOT READILY MARKETABLE


      The Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable (10% in the case of Money Market Fund). A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. Subject to the foregoing 15% and 10% limitations, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are a number of securities issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see "Investment Strategies and Risks - Rule 144A Securities" below).


      A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

      The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES


      A large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.


      The Board of Directors of the Company has delegated to Founders the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly.

FIXED-INCOME SECURITIES

      Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the "Equity Funds." The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. The Equity Funds also may invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Funds may buy.

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

      The Equity Funds will invest in bonds, debentures, and corporate obligations - other than convertible securities and preferred stock - only if they are rated investment grade (Baa, BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. Founders will not invest more than 5% of a Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed by Founders to be equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks. Government Securities and Money Market Funds do not invest in such lower-grade securities.

      Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement of Additional Information provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

      Interest rate risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

      Because investment in medium and lower rated securities involves both greater credit risk and interest rate risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Equity Funds may fluctuate more than in the


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

case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Founders attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds, although certain Funds may purchase U.S. Treasury STRIPS as described under "Investment Strategies and Risks - Government Securities."

      Founders seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

FOREIGN BANK OBLIGATIONS

      The Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The foreign investments of Money Market Fund will be limited primarily to securities of issuers from the major industrialized nations. The other Funds also may invest in obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions.

      The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection


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

with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

      Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

REPURCHASE AGREEMENTS

      A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' Board of Directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.


      None of the Funds have adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be invested in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable."


CONVERTIBLE SECURITIES

      All Funds except Government Securities and Money Market Funds may buy securities convertible into common stock if, for example, Founders believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time.

Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

GOVERNMENT SECURITIES

      U.S. government obligations include, but are not limited to, Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies, authorities and instrumentalities of the U.S. government include, but are not limited to, securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Private Export Funding Corporation ("PEFCO"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Funds also may invest in obligations issued by the International Bank for Reconstruction and Development ("IBRD" or "World Bank").

      All of the Funds with the exception of Money Market Fund may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

      The Funds also may invest in securities issued by foreign governments and/or their agencies, and these are the only types of foreign securities in which the Government Securities Fund may invest. The foreign investments of Government Securities Fund will be limited primarily to securities of issuers from the major industrialized nations. Investments in foreign government securities are subject to many of the same risks that apply to investments in foreign securities generally. See "Investment Strategies and Risks - Foreign Securities and ADRs" above.

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

MORTGAGE-RELATED SECURITIES

      Government Securities and Balanced Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). Other Funds also may invest in such securities for temporary defensive purposes. Government Securities Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

      MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and


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

mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

      Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond


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

currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

      Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

      A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH SECURITIES

      Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Appendix to this SAI.

      A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

WHEN-ISSUED SECURITIES

      The Funds (other than Money Market Fund) may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or Founders until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING

      If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than

5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Objectives and Restrictions - Fundamental Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES


      Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act and the conditions of exemptive orders issued by the SEC. Except as provided below, no Fund may purchase such securities in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds may be invested in the securities of all such investment companies. These are referred to hereafter as the "Investment Company Purchase Limitations." Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

      The Funds (other than Money Market Fund) may invest their uninvested cash reserves in shares of the Money Market Fund and/or one or more money market funds advised by affiliates of Founders. Such investments are not subject to the Investment Company Purchase Limitations. However, a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.

      Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). ETFs are a type of index fund that trade like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs. An investment by a Fund in an ETF is subject to the Investment Company Purchase Limitations, except where the ETF has been granted an exemption from such limitations by the SEC and the Fund has abided by all of the applicable conditions of the exemption.

      For  purposes  of  determining  compliance  with the  investment  policies requiring certain Funds to invest at least 65% or 80% of their assets in particular types of securities, the Funds are permitted to "look through" their ETF holdings at the underlying portfolio securities held by the ETFs. For example, Mid-Cap Growth Fund has a policy of normally investing at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Mid Cap Growth Index. If this Fund invested 2% of its net assets in an ETF known as a Standard & Poor's Depository Receipt ("SPDR"), and it is assumed that half of the SPDR's portfolio is invested in companies within the market capitalization range of the Russell Mid Cap Growth Index, then half of the Fund's SPDR position, or 1% of its net assets, would count towards compliance with the Fund's 80% policy.


--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. All directors of the Company, as listed below, are Independent Directors, which means they are not "interested persons" (as defined in the 1940 Act). They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not reelected.

DIRECTORS

NAME AND AGE       POSITION(S)     YEAR    PRINCIPAL              OTHER DIRECTORSHIPS
                   HELD            JOINED  OCCUPATION(S) DURING
                   WITH FUND       BOARD   PAST FIVE YEARS

EUGENE H.          Chairman of     1970    Founding Chairman      Director, Encore
VAUGHAN, CFA       the Board               and, formerly (1970    Bank. Director,
Age:  70           and                     to 2000), President    Greater Houston
                   Director of             and CEO, Vaughan       Partnership, and
                   the                     Nelson Investment      Chairman, Center
                   Company1,3              Management, LP, an     for Houston's

                                           investment counseling  Future, both of
                                           firm.                  which are
                                                                  non-profit
                                                                  organizations.
                                                                  Founding Chairman
                                                                  and former
                                                                  Governor,
                                                                  Association for
                                                                  Investment
                                                                  Management and
                                                                  Research. Past
                                                                  Chairman and
                                                                  Trustee, Institute
                                                                  of Chartered
                                                                  Financial Analysts.
                                                                  Past Chairman and
                                                                  Director, Financial
                                                                  Analysts Federation.

NAME AND AGE       POSITION(S)     YEAR    PRINCIPAL              OTHER DIRECTORSHIPS
                   HELD            JOINED  OCCUPATION(S) DURING
                   WITH FUND       BOARD   PAST FIVE YEARS


ALAN S. DANSON     Director of     1991    Private investor.      Director, CaseShare
Age:  64           the                     Formerly, President    Systems, LLP, a
                   Company1,3,4            and Director, D.H.     document management
                                           Management, Inc., the  company.  Director,
                                           general partner of a   Gore Range Natural
                                           limited partnership    Science School and
                                           with technology        The Les Streeter
                                           company holdings       Programs, Inc.,
                                           (1996 to 2003).        both of which are
                                           Formerly, Director     non-profit
                                           and Senior Vice        organizations.
                                           President, OptiMark
                                           Technologies, Inc., a
                                           computerized
                                           securities trading
                                           service (1996 to
                                           1999).

JOAN D. MANLEY     Director of     1998    Retired. Formerly,     Director, Sara Lee
Age:  71           the Company2            Ms. Manley served in   Corporation and
                                           several executive      Moore Wallace
                                           capacities with Time   Corporation, a
                                           Incorporated, most     printing company.
                                           recently as Group
                                           Vice President,
                                           Director, and
                                           Chairman of Time-Life
                                           Books, Inc. and Book
                                           of the Month Club,
                                           Inc.   (1960 to 1984).

ROBERT P.          Director of     1998    Private investor.      Member, Boston
MASTROVITA         the                     Chairman of a private  Society of Security
Age:  59           Company3,4              charitable foundation  Analysts.  Trustee,
                                           (1997 to present).     Partridge Academy.
                                           Formerly, Chairman
                                           and Director, Hagler,
                                           Mastrovita & Hewitt,
                                           Inc., a registered
                                           investment adviser
                                           (1982 to 1997).

TRYGVE E. MYHREN   Director of     1996    President, Myhren      Director, Advanced
Age:  67           the                     Media, Inc., a firm    Marketing Services,
                   Company1,2,4            that invests in and    Inc.  Trustee and
                                           advises media,         Chairman of Finance
                                           telecommunications,    Committee, the
                                           Internet and software  University of
                                           companies.  Special    Denver. Trustee,
                                           Limited Partner and    the U.S. Ski and
                                           member of Investment   Snowboard Team
                                           Committee,             Foundation and the
                                           Meguntucook Funds, a   Denver Art Museum.
                                           venture capital firm
                                           (1998 to present).

NAME AND AGE       POSITION(S)     YEAR    PRINCIPAL              OTHER DIRECTORSHIPS
                   HELD            JOINED  OCCUPATION(S) DURING
                   WITH FUND       BOARD   PAST FIVE YEARS

                                           Formerly, President
                                           (1990 to 1996) and
                                           Director (1992 to
                                           2001) of the
                                           Providence Journal
                                           Company, a
                                           diversified media and
                                           communications
                                           company.  Formerly,
                                           Chairman and Chief
                                           Executive Officer of
                                           American Television
                                           and Communications
                                           Corporation (now Time
                                           Warner Cable)  (1981
                                           to 1988).

GEORGE W. PHILLIPS Director of     1998    Retired. Formerly,     Vice Chairman of
Age:  66           the Company2            President and Chief    the Board, Chairman

                                           Executive Officer of   of the Finance
                                           Warren Bancorp, Inc.   Committee, and
                                           and Warren Five Cents  Chairman of the
                                           Savings Bank (1992 to  Investment
                                           1997).                 Committee,
                                                                  Children's Medical
                                                                  Center of Boston.


JAY A. PRECOURT    Director of     1983    Chairman, CEO and        Director,
Age:  66           the Company2            Director, Scissor      Halliburton
                                           Tail Energy, LLC       Company, an energy
                                           (2000 to present).     services company.
                                           Managing General       Director, The
                                           Partner, Precourt      Timken Company, a
                                           Interests, Ltd., an    manufacturing
                                           energy and             company.  Director,
                                           investments company    Apache Corporation,
                                           (1995 to present).     an oil and gas
                                           President, Skylark     company.  Chairman
                                           Enterprises, Inc., a   and Director,
                                           ranching and real      Hermes
                                           estate business.       Consolidated, Inc.,
                                           Formerly, President,   an energy
                                           CEO, Vice Chairman     transportation and
                                           and Director, Tejas    crude oil refining
                                           Energy, LLC and        company.
                                           predecessor companies
                                           (1987 to 1999).


1  Member of Executive Committee
2  Member of Audit Committee
3  Member of Investment Integrity Committee
4  Member of Valuation Committee

COMMITTEES


      The committees of the Board are the Executive Committee, Audit Committee, Investment Integrity Committee and Valuation Committee. The Company also has a Committee on Directors, composed of all of the directors (all of whom are non-interested or "independent") and chaired by Mr. Vaughan, which serves as a nominating committee. For at least so long as the plans of distribution pursuant to Rule 12b-1 under the 1940 Act of certain of the Company's Funds remain in effect or the Funds continue to rely on certain exemptive rules of the 1940 Act, the selection and nomination of the Company's independent directors will be a matter left to the discretion of such independent directors. The Committee on Directors did not meet in 2003, since no vacancies on the Board occurred during the year. If a vacancy on the Board does occur, the Committee on Directors would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: Chairman, Dreyfus Founders Funds, Inc., 210 University Boulevard, Suite 800, Denver, CO 80206-4658.

      Except for certain powers that, under applicable law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Executive Committee did not meet in 2003.

      The Audit Committee meets periodically with the Company's independent accountants and the executive officers of Founders. This Committee, which met five times during 2003, reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent accountants and other matters. The Investment Integrity Committee, which met four times during 2003, monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds' Code of Ethics. The Valuation Committee, which met three times during 2003, is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board. In addition to their in-person meetings during 2003, the members of the Valuation Committee acted on various valuation matters by written consent.

BENEFICIAL OWNERSHIP OF SECURITIES


The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by Founders, owned by each Director as of December 31, 2003.


                    EUGENE H.  ALAN S.    JOAN D.   ROBERT P.  TRYGVE E.  GEORGE W.  JAY A.
                    VAUGHAN    DANSON     MANLEY    MASTROVITA MYHREN     PHILLIPS   PRECOURT

                    $50,001 -  None       None      $10,001 -  $1 -       None       None
Dreyfus Founders    $100,000                        $50,000    $10,000
Balanced Fund

                    None       $1 -       None      $10,001 -  $1 -       $10,001 -  None
Dreyfus Founders               $10,000              $50,000    $10,000    $50,000
Discovery Fund
                    None       None       None      None       None       Over       None
Dreyfus Founders                                                          $100,000
Government
Securities Fund
                    Over       $10,001 -  $10,001   None       $1 -       None       $50,001 -
Dreyfus Founders    $100,000   $50,000    - $50,000            $10,000               $100,000
Growth Fund
                    Over       None       $10,001   None       None       None       Over
Dreyfus Founders    $100,000              - $50,000                                  $100,000
Growth and Income
Fund

                    $50,001 -  $1 -       None      None       Over       None       None
Dreyfus Founders    $100,000   $10,000                         $100,000
International
Equity Fund

                    Over       None       None      $10,001 -  None       None       None
Dreyfus Founders    $100,000                        $50,000
Mid-Cap Growth Fund
                    Over       $10,001 -  None      $10,001 -  None       None       $1 -
Dreyfus Founders    $100,000   $50,000              $50,000                          $10,000
Money Market Fund
                    Over       $1 -       None      $10,001 -  Over       $50,001 -  Over
Dreyfus Founders    $100,000   $10,000              $50,000    $100,000   $100,000   $100,000
Passport Fund
                    $50,001 -  None       None      None       $1 -       $50,001 -  None
Dreyfus Founders    $100,000                                   $10,000    $100,000
Worldwide Growth
Fund
Aggregate Holdings  Over       $50,001 -  $10,001   Over       Over       Over       Over
of Funds in the     $100,000   $100,000   - $50,000 $100,000   $100,000   $100,000   $100,000
Dreyfus Founders
Family of Funds


None of the Directors owned securities of Founders, Dreyfus Service Corporation (the Funds' distributor) or their affiliates as of December 31, 2003.

DIRECTOR COMPENSATION


      The following table sets forth, for the fiscal year ended December 31, 2003, the compensation paid by the Company to its directors for services rendered in their capacities as directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's directors receive pension or retirement benefits. Therefore, none of the Company's directors has estimated annual benefits to be paid by the Company upon retirement.


    COMPENSATION TABLE
                                                       Total compensation
                                                        from Company (10
                                                      Funds total) paid to
    Name of Person, Position 1                             Directors 2
    -----------------------------------------------   ----------------------

    Eugene H. Vaughan, Chairman and Director                 $52,000
    Alan S. Danson, Director                                 $42,000
    Joan D. Manley, Director                                 $36,000
    Robert P. Mastrovita, Director                           $42,000
    Trygve E. Myhren, Director                               $43,000
    George W. Phillips, Director                             $39,000
    Jay A. Precourt, Director                                $39,000

    -----------------------------------------------   ----------------------

    TOTAL                                                   $293,000

1 The Chairman of the Board, and the Chairmen of the Company's Audit, Investment Integrity and Valuation Committees each received compensation for serving in such capacities in addition to the compensation paid to all directors.
2 These amounts include the following amounts of deferred compensation accrued on behalf of the following directors during 2003: Mr. Mastrovita $26,250 and Mr. Phillips $39,000.


      In March 2000, the directors adopted a deferred compensation plan pursuant to which they may defer all or a portion of the compensation payable to them as directors of the Company. The deferred amounts are invested in the shares of one or more Funds. Participating directors therefore may be deemed to have an indirect interest in the shares of such Funds in addition to any Fund shares that they may own directly.

OFFICERS

      The officers of the Company, their ages, positions with the Company, length of time served, and their principal occupations for the last five years appear below. Company officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

          NAME               POSITION(S) HELD    PRINCIPAL OCCUPATION(S)
         AND AGE             WITH FUND AND       DURING PAST FIVE YEARS
                             LENGTH OF TIME
                             SERVED
--------------------------   ------------------  ----------------------------

Richard W. Sabo              President of the    Founders' President and
Age:  46                     Funds since 2000    Chief Executive Officer,
                             and Principal       Member of Founders' Board
                             Executive           of Managers and Director
                             Officer of the      of The Dreyfus Corporation
                             Funds since 2002.   (1998 to present).
                                                 Executive Vice President of DSC
                                                 since 2003.

David L. Ray                 Vice President      Founders' Senior Vice
Age:  46                     of the Funds        President - Administration
                             since 2000, and     and Treasurer.  Vice
                             from 1990 to        President of DSC since
                             1998.               2003.  Employed by
                                                 Founders  and  its  predecessor
                                                 company since 1990.

Kenneth R. Christoffersen    Secretary of the    Founders' Senior Vice
Age:  48                     Funds since         President - Legal, General
                             2000, and from      Counsel and Secretary.
                             1996 to 1998.       Assistant Secretary of DSC
                                                 since 2003.  Employed by
                                                 Founders  and  its  predecessor
                                                 company since 1996.

Robert T. Kelly              Treasurer,          Founders' Vice President
Age:  34                     Principal           of Portfolio Accounting
                             Financial           since 2000.  Formerly,
                             Officer and         Assistant Treasurer of the
                             Principal           Funds (2000 to 2003), and
                             Accounting          Head of Equity Desk for
                             Officer of the      ABN Amro Trust Company
                             Funds since 2003.   (Cayman) Limited (1998 to
                                                 2000).

Paula S.                     Assistant           Founders' Operations
Maddox                       Treasurer of the    Manager - Portfolio
Age:  37                     Funds since 2002.   Accounting since 2003.
                                                 Formerly,  Founders' Manager of
                                                 Fund Accounting  (2000 to 2003)
                                                 and    Supervisor    of    Fund
                                                 Accounting (1997 to 2000).

Peter M.                     Assistant           Founders' Manager of
Greenly                      Treasurer of the    Portfolio Accounting since
Age:  35                     Funds since 2002.   2003.  Formerly, Founders'
                                                 Manager   of   Private   Client
                                                 Accounting and Operations (2000
                                                 to 2003) and Supervisor of Fund
                                                 Accounting (1998 to 2000).

          NAME               POSITION(S) HELD    PRINCIPAL OCCUPATION(S)
         AND AGE             WITH FUND AND       DURING PAST FIVE YEARS
                             LENGTH OF TIME
                             SERVED
--------------------------   ------------------  ----------------------------

Kelly J.                     Assistant           Founders' Manager of
Harrington                   Treasurer of the    Settlements since 2000.
Age:  40                     Funds since 2003.   Formerly, Operations
                                                 employee for Meridian
                                                 Investment Management
                                                 Corp. (1995 to 2000).

Charles P.                   Assistant           Founders' Supervisor of
Kirschner                    Treasurer of the    Fund Accounting since
Age:  35                     Funds since 2003.   2003.  Formerly, Founders'
                                                 Senior Fund Accountant and Team
                                                 Leader   (2002  to  2003)   and
                                                 Corporate       Actions/Pricing
                                                 Specialist   (2000  to   2002).
                                                 Formerly, freelance work (2000)
                                                 and General  Correspondent  and
                                                 Customer Service Representative
                                                 for            OppenheimerFunds
                                                 Distributor,   Inc.   (1998  to
                                                 1999).

Janelle E.                   Assistant           Founders' Vice President -
Belcher                      Secretary of the    Compliance since 2002.
Age:  46                     Funds since         Formerly, Founders'
                             2002.               Manager of Compliance
                                                 (2000 to 2002)  and
                                                 Securities Compliance
                                                 Examiner, Staff Accountant
                                                 and Team Leader for the
                                                 U.S. Securities and
                                                 Exchange Commission (1990
                                                 to 2000).

William G.                   Anti-Money          Vice President of MBSC,
Germenis           Age:      Laundering          LLC since 2002.  Vice
33                           Compliance          President and Anti-Money

                             Officer for the     Laundering Compliance
                             Class A, Class      Officer of DSC, and
                             B, Class C,         Anti-Money Laundering
                             Class R, and        Compliance Officer of
                             Class T shares      investment companies
                             of the Funds        managed by Dreyfus.
                             since 2002 and      Employed by DSC since
                             for the Class F     1998.
                             shares of the
                             Funds since 2003.

      As of February 2, 2004, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each Fund, with the exception of the Money Market Fund, in which the ownership interests of the group totaled 9.2%.

      Except for Mr. Germenis, each of the Company's directors and officers may be contacted at the Funds' address: 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. Mr. Germenis may be contacted at 200 Park Avenue, New York, New York 10166.


--------------------------------------------------------------------------------
         INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


      Founders serves as investment adviser to the Funds. Founders is a wholly-owned subsidiary of DSC, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"), which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). As described below under "Distributor," DSC serves as the distributor of the Funds. Dreyfus serves as the investment adviser to the Dreyfus family of mutual funds. DSC and Dreyfus are located at 200 Park Avenue, New York, New York 10166. Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is located at One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.


      Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. Founders has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

      Under the investment advisory agreement between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of the Company. Subject to the fee waivers described below, the Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:

                         MID-CAP GROWTH AND GROWTH FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                   $30,000,000                      1.00%
       30,000,000                   300,000,000                      0.75%
      300,000,000                   500,000,000                      0.70%
      500,000,000                           ---                      0.65%


                      GROWTH AND INCOME AND BALANCED FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.65%
      250,000,000                   500,000,000                      0.60%
      500,000,000                   750,000,000                      0.55%
      750,000,000                           ---                      0.50%


                                MONEY MARKET FUND
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.50%
      250,000,000                   500,000,000                      0.45%
      500,000,000                   750,000,000                      0.40%
      750,000,000                           ---                      0.35%


                           GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.65%
      250,000,000                           ---                      0.50%

      DISCOVERY, PASSPORT, INTERNATIONAL EQUITY AND WORLDWIDE GROWTH FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      1.00%
      250,000,000                   500,000,000                      0.80%
      500,000,000                           ---                      0.70%


      The investment advisory fees are calculated based on each Fund's net assets as a whole, and are then allocated among each Fund's respective Classes based on their relative net assets.


      The net assets of the Funds at the end of fiscal year 2003 were as follows: Balanced Fund - $123,455,844; Discovery Fund - $814,899,225; Government Securities Fund - $12,808,725; Growth Fund - $515,643,200; Growth and Income Fund - $236,575,439; International Equity Fund - $38,441,665; Mid-Cap Growth Fund - $162,414,507; Money Market Fund - $45,093,943; Passport Fund - $135,512,465; and Worldwide Growth Fund - $94,778,736.


      The Funds pay all of their expenses not assumed by Founders, including fees and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Company's custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto. In addition, Class B, Class C, Class F and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C, and Class T shares are subject to an annual service fee. See "Distribution Plans and Shareholder Services Plans."


      As described in the applicable Prospectuses, certain expenses of some of the Funds are being reimbursed or waived voluntarily by Founders or its affiliates pursuant to a commitment to the Funds. These fee waivers and expense limitations are summarized below:

BALANCED FUND

      Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Balanced Fund for certain transfer agency and printing expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2004, and will not be terminated without prior notification to the Company's Board of Directors.

GOVERNMENT SECURITIES FUND


      Founders has agreed to absorb all marketing expenses of the Government Securities Fund in excess of the 12b-1 fees needed to compensate third parties distributing the Fund or servicing Fund shareholders. In addition, Founders has agreed to waive the portion of its annual management fee for the Government Securities Fund that exceeds 0.35% of the first $250,000,000 of the Fund's average net assets and 0.20% of the Fund's average net assets in excess of $250,000,000. These waivers will continue through at least August 31, 2004, and will not be terminated without prior notification to the Company's Board of Directors.


INTERNATIONAL EQUITY FUND

      Founders has agreed to waive the portion of its annual management fee for the International Equity Fund that exceeds 0.75% of the Fund's average net assets, and to limit the annual expenses of the International Equity Fund (net of any credits received from the Fund's custodian) to 1.40% for the Fund's Class A and Class F shares, 2.15% for the Fund's Class B and Class C shares, 1.15% for the Fund's Class R shares, and 1.65% for the Fund's Class T shares. The management fee waiver and expense limitations are permanent.

MONEY MARKET FUND

      Founders has agreed to waive the portion of its annual management fee for the Money Market Fund that exceeds 0.45% of the first $250,000,000 of the Fund's average net assets, 0.40% of the next $250,000,000 of the Fund's average net assets, 0.35% of the next $250,000,000 of the Fund's average net assets, and 0.30% of the Fund's average net assets in excess of $750,000,000. The management fee waiver will continue through at least August 31, 2004, and will not be terminated without prior notification to the Company's Board of Directors.

      For the fiscal years ended December 31 2003, 2002, and 2001, the management fee for each Fund, the amounts waived by Founders, and the actual net fees paid by each Fund were as follows:

      Fund                 Management Fee                     Reduction in Fee                      Net Fee Paid
---------------  ------------------------------------  -------------------------------   ------------------------------------

                    2003        2002         2001        2003       2002       2001         2003        2002         2001

---------------  -----------  ---------   -----------  ---------  ---------  ---------   -----------  ----------  -----------

  Balanced        $842,158    $1,359,938  $2,820,780      $0         $0         $0        $842,158    $1,359,938  $2,820,780
  Discovery      $5,896,047   $6,900,672  $8,768,701      $0         $0         $0       $5,896,047   $6,900,672  $8,768,701
  Government
  Securities      $94,631     $86,201      $74,919     $43,676    $39,785    $34,578      $50,955      $46,416     $40,341
  Growth         $3,724,570   $4,719,908  $7,528,407      $0         $0         $0       $3,724,570   $4,719,908  $7,528,407
  Growth and                           8
  Income         $1,371,576   $1,546,74   $2,018,034      $0         $0         $0       $1,371,576   $1,546,748  $2,018,034

  International   $333,061
  Equity                      $439,153     $454,668    $83,265    $109,788   $76,876      $249,796    $329,365     $377,792
  Mid-Cap
  Growth         $1,067,149   $893,571    $1,102,418      $0         $0         $0       $1,067,149   $893,571    $1,102,418
  Money Market    $265,945    $338,156     $425,609    $26,595    $33,816    $42,561      $239,350    $304,340     $383,048
  Passport        $971,277    $1,067,385  $1,808,758      $0         $0         $0        $971,277    $1,067,385  $1,808,758
  Worldwide
  Growth          $814,540    $969,019    $1,553,782      $0         $0         $0        $814,540    $969,019    $1,553,782


      The advisory agreement between Founders and the Company on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Company held on February 17, 1998 for an initial term ending May 31, 1999. The advisory agreement was renewed on August 8, 2003 by the Company's Board of Directors, including all of the Independent Directors, for a period ending August 31, 2004. The advisory agreement may be continued from year to year thereafter either by the vote of a majority of the entire Board of Directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Independent Directors of the Company or Founders, cast in person at a meeting called for the purpose of voting on such approval.

      In determining to renew the advisory agreement on August 8, 2003, the Board of Directors reviewed a wide variety of materials and considered numerous factors, including, but not limited to:

(1) the nature, quality, and extent of services furnished by Founders to each Fund and, after considering such factors, determined, among other things, that the breadth and quality of investment advisory and other services provided to the Funds by Founders are satisfactory, as evidenced in part by the long-term and recent performance records of the Funds, and that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and highly-trained personnel necessary for it to be able to continue to provide high quality services;


(2) the advantages to each Fund of having an adviser that is associated with Mellon Financial Corporation, a global organization which offers resources to Founders that assist Founders in providing services to the Funds;

(3) the extent to which economies of scale are shared with each Fund, noting that all of the Funds have breakpoints in their advisory fee schedules;

(4) the risks assumed by Founders in providing investment advisory services to the Funds, such as capital commitments made to launch new services and products without any assurance of economic success;

(5) the possibility of retaining an alternative adviser, and determined that the satisfactory services being provided by Founders to the Funds, and Fund shareholders' confidence in Founders, precluded the necessity for consideration of alternative sources to provide these services;

(6) the investment performance of each Fund and determined that although certain of the Funds have experienced performance difficulties, more recent performance results have shown improvement; Founders has focused its efforts on seeking to improve the performance records of all the Funds and has taken and will continue to take steps to seek continuing improvement;


(7) the advisory fee structure, including a comparison of the Funds' advisory fees and expense ratios to peer groups of funds, and determined that the Funds' investment advisory fees and expense ratios are competitive, noting that Founders has initiated voluntary expense caps and fee waivers for certain Funds;

(8)  Founders' dedication to regulatory compliance;

(9) profitability to Founders, and determined that Founders' profits from providing advisory services to the Funds are reasonable; and


(10) ancillary benefits to Founders, including the benefits of serving directly or through affiliates as the principal underwriter, transfer agent, custodian, and/or administrative agent for one or more of the Funds, and the research assistance Founders receives from the use of soft dollars generated from Fund portfolio transactions.


     Lipper Inc., an independent consultant, provided the Board the data on the peer groups of funds. Based on the Board's evaluation of the foregoing and such other matters as the Board considered to be relevant in the exercise of reasonable judgment, the Board, all of whose members are Independent Directors, concluded that the existing advisory fee structure is fair and reasonable and the renewal of the advisory agreement was in the best interests of the Funds and their shareholders. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.

      With respect to each Fund, the advisory agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by Founders on 60 days' written notice to the Company. The agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act. The agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


      Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Stephen E. Canter,

Chairman; Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Janelle E. Belcher, Vice President; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; John B. Jares, Vice President; Robert T. Kelly, Vice President; David L. Ray, Senior Vice President, Treasurer and Assistant Secretary; William L. Reith, Vice
President; Richard A. Sampson, Senior Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; David M. Sundquist, Vice President; and Lisa G. Warshafsky, Vice President. The affiliations of Messrs. Sabo, Ray, Christoffersen, and Kelly and Ms. Belcher with the Company are shown under the "Directors and Officers" section of this SAI.


DISTRIBUTOR

      Dreyfus Service Corporation ("DSC"), located at 200 Park Avenue, New York, New York 10166, serves as the Funds' distributor on a best efforts basis. DSC is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus").


      The table below lists the amounts retained on the sale of Fund shares by the distributor from sales loads with respect to Class A and Class T shares, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C shares, for the fiscal year ended December 31, 2003.


                                            Sales Loads
                               --------------------------------------
                Fund                Class A             Class T
        ---------------------  ------------------  ------------------

        Balanced                       $303                 $41
        Discovery                    $2,399                  $8
        Growth                         $622                 $19
        Growth and Income            $1,157                  $0
        International Equity            $94                 $10
        Mid-Cap Growth                 $572                 $33
        Passport                     $6,036                $304
        Worldwide Growth             $1,546                  $0



                                 Contingent Deferred Sales Charges
                               --------------------------------------
                Fund                Class B             Class C
        ---------------------  ------------------  ------------------

        Balanced                     $6,150                  $2
        Discovery                   $67,480                $139
        Growth                      $37,121                 $80
        Growth and Income            $8,955                $163
        International Equity        $10,862                 $85
        Mid-Cap Growth               $2,629                $269
        Passport                    $60,309              $3,283
        Worldwide Growth             $5,371                 $19

      The provisions for the continuation, termination and assignment of the Funds' agreement with DSC are identical to those described above with regard to the investment advisory agreement.


      DSC compensates certain Agents (as defined under "Purchase of Shares" below) for selling Class B or Class C shares of the Funds at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (as described below), in part, are used to defray these expenses.

      DSC may pay Agents that have entered into agreements with DSC a fee based on the amount invested through such Agents in Class A, Class B, Class C, Class R or Class T shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, DSC may pay such Agents a fee of up to 1.00% of the amount invested through the Agents. DSC, however, may pay Agents a higher fee and reserves the right to cease paying these fees at any time. DSC will pay such fees from its own funds, other than amounts received from the Funds, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Agent for more information regarding any such fee payable to the Agent.

      DSC, at its expense, may provide promotional incentives to Agents that sell shares of the Funds which are sold with a sales load. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.


TRANSFER AGENT AND CUSTODIAN


      Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, serves as the Funds' transfer and dividend disbursing agent. DTI is located at 200 Park Avenue, New York, New York 10166. Under a transfer agency agreement with the Company, DTI arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Funds, and the payment of dividends and distributions payable by the Funds. For these services, DTI receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank N.A. acts as custodian of the Funds' investments. Mellon Bank is a wholly-owned subsidiary of Mellon, and is located at One Mellon Bank

Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. Under a custody agreement with the Funds, Mellon Bank holds the Funds' securities and keeps all necessary accounts and records. For its custody services, Mellon Bank receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.


--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

      GENERAL. Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds are referred to as the Equity Funds. Government Securities and Money Market Funds are referred to as the Income Funds. The Equity Funds offer multiple classes of shares. Class A, Class B, Class C, Class F, Class R and Class T shares are available for the Equity Funds. The Income Funds offer Class F shares.


      Class A, Class B, Class C and Class T shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Agents"), except that full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, members of the board of directors/trustees of any fund managed by an affiliate of Founders, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through DSC. Subsequent purchases may be sent directly to DTI, or your Agent.

      Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      Class F shares generally are offered only to persons or entities who have continuously maintained an account with any Fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Retirement Plan programs and which have had relationships with Founders and/or any Fund continuously since December 30, 1999. See the Class F Prospectus for more detailed information regarding eligibility to purchase Class F shares.


      Discovery Fund shares are generally offered only to investors who have continuously maintained a Discovery Fund account since October 20, 2000. Investors who did not own shares of Discovery Fund on October 20, 2000 generally will not be allowed to buy shares of the Fund. Shareholders of the Fund on that date may continue to make additional purchases and to reinvest dividends and capital gains into their accounts. In addition, new accounts may be established by:

o Participants in qualified defined contribution retirement plans (for example 401(k) plans, profit sharing plans and money purchase plans), 403(b) plans and 457 plans, if the plan established Discovery Fund as an investment option prior to the Fund's closure to new investors and the account is established through the plan;
o Employees of Founders and directors of the Funds, if they open accounts directly with DSC or DTI.

   Discovery Fund shareholders who close their accounts may be prohibited from reactivating their account or opening a new Discovery Fund account. These restrictions generally will apply to investments made directly with DSC or DTI as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may be required to demonstrate eligibility to purchase Fund shares before an investment is accepted. The Fund reserves the right to resume sales of shares to new investors at some future date, but there is no present intention to do so.

      The Company does not issue stock certificates. The Company reserves the right to reject any purchase order.


      When purchasing Fund shares, you must specify which Class is being purchased. Your Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares or the accumulated Distribution Plan fee, Shareholder Services Plan fee and initial sales charge on Class T shares, purchased at the same time, and to what extent, if any, such differential could be offset by the return on Class A shares and Class T shares, respectively. You may also want to consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee, and initial sales charge on Class T shares would be less than the accumulated Shareholder Services Plan fee and higher initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential could be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing Distribution Plan and Shareholder Services Plan fees on Class B shares or Class C shares and the accumulated Distribution Plan fee, Shareholder Services Plan fee and initial sales charge on Class T shares may exceed the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing Distribution Plan and Shareholder Services Plan fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

      In many cases, neither DSC nor DTI will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Agent must notify DSC whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide DSC with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

      Agents may receive different levels of compensation for selling different Classes of shares. Agents may impose certain conditions on their clients which are different from those described in the Company's Prospectuses and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Agents may receive payments from Dreyfus or Founders in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the Agent to offer a particular Fund instead of other mutual funds where such payments are not received. Please consult a representative of your Agent or Retirement Plan for further information.

      Except as stated below, the minimum initial investment for all Classes is $1,000, and the minimum subsequent investment is $100. However, with respect to Class F, the minimum initial investment for IRA and UGMA/UTMA accounts is $500, and there is no minimum required if you begin an automatic investment plan or payroll deduction program of $50 or more per month or per pay period. With respect to Classes A, B, C and T, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and IRA "Rollover Accounts") and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      Founders' employees and their household family members may open accounts in Class F shares of a Fund with a minimum initial investment of $250. The minimum additional investment by such persons is $25.


      The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


      Fund shares (other than Class F shares) also may be purchased through Dreyfus Automatic Asset Builder(R), Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Fund shares are sold on a continuous basis. Net asset value per share is determined as described under "Pricing of Shares."


      If an order is received in proper form by DTI or any other entity authorized to receive orders on behalf of the Company by the close of regular trading on the floor of the New York Stock Exchange (the "NYSE") (usually 4:00 p.m. Eastern time) on a day the NYSE is open, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of regular trading on the floor of the NYSE on the next day the NYSE is open, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of regular trading on the floor of the NYSE on a day the NYSE is open and transmitted to DSC or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the public offering price per share determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by DSC or its designee before the close of its business day. For certain institutions that have entered into agreements with DSC, payment for the purchase of Fund shares may be transmitted, and must be received by DTI, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Federal   regulations  require  that  you  provide  a  certified  taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

      CLASS A SHARES. The public offering price for Class A shares of the Equity Funds is the net asset value per share of that Class plus a sales load as shown below:

                              Total Sales Load - Class A
                             -----------------------------------------------
          Amount of           As a % of      As a % of         Dealers'
                              offering       net asset      Reallowance as
                              price per      value per     a % of offering
         Transaction            share          share            price
     ---------------------   ------------  --------------  -----------------
     Less than $50,000          5.75           6.10              5.00

     $50,000 to less            4.50           4.70              3.75
     than $100,000

     $100,000 to less           3.50           3.60              2.75
     than $250,000

     $250,000 to less           2.50           2.60              2.25
     than $500,000

     $500,000 to less           2.00           2.00              1.75
     than $1,000,000

     $1,000,000 or more          -0-            -0-              -0-


      A contingent deferred sales charge ("CDSC") of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. DSC may pay Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See "Investment Adviser, Distributor and Other Service Providers - Distributor".

      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Company's Prospectuses covering the Class B shares and in this Statement of Additional Information under "Redemption of Shares--Contingent Deferred Sales Charge--Class B Shares."


      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder, excluding shares acquired through the reinvestment of dividends and distributions.


      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Redemption of Shares - Contingent Deferred Sales Charge - Class C Shares."

      CLASS F AND CLASS R SHARES. The public offering price for Class F and Class R shares is the net asset value per share of the respective Class.


      CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:


                           Total Sales Load - Class T
                            ----------------------------
         Amount of           As a % of      As a % of         Dealers'
                             offering       net asset     Reallowance as a
                             price per      value per       % of offering
        Transaction            share          share             price
    ---------------------   ------------   -------------  ------------------
    Less than $50,000          4.50            4.70             4.00

    $50,000 to less            4.00            4.20             3.50
    than $100,000

    $100,000 to less           3.00            3.10             2.50
    than $250,000

    $250,000 to less           2.00            2.00             1.75
    than $500,000

    $500,000 to less           1.50            1.50             1.25
    than $1,000,000

    $1,000,000 or more          -0-            -0-               -0-


      A CDSC of 1.00% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. DSC may pay Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. See "Investment Adviser, Distributor and Other Service Providers - Distributor." Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

      DEALER REALLOWANCE -- CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. DSC, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Founders which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

      CLASS A OR CLASS T SHARES OFFERED AT NET ASSET VALUE. Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with DSC pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value, provided they have furnished DSC with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, members of the board of directors/trustees of any fund managed by an affiliate of Founders, or the spouse or minor child of any of the foregoing. This policy enables persons who are involved in the management, distribution or oversight of the Funds to have ownership stakes in the Funds if they so desire without the necessity of paying a sales load.


      Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in the Dreyfus Founders Equity Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with DSC, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Founders or its affiliates. The purchase of Class T shares must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a CDSC.


      SALES LOADS -- CLASS A AND CLASS T SHARES. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


      Set forth below is an example of the method of computing the offering price of each Equity Fund's Class A shares. Each example assumes a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on December 31, 2003. Actual offering price may differ from the offering price listed in the table.

                                             Per Share Sales
                                            Charge - 5.75% of
                                              offering price      Per Share
                                              (6.10% of net       Offering
                                             asset value per      Price to
           Fund            NAV per Share          share)         the Public
    --------------------  ----------------  -------------------  ------------

    Balanced                     $7.88             $0.48             $8.36
    Discovery                   $26.04             $1.59            $27.63
    Growth                       $9.79             $0.60            $10.39
    Growth and Income            $4.49             $0.27             $4.76
    International Equity         $9.77             $0.60            $10.37
    Mid-Cap Growth               $3.52             $0.21             $3.73
    Passport                    $14.24             $0.87            $15.11
    Worldwide Growth            $11.38             $0.69            $12.07

      Set forth below is an example of the method of computing the offering price of each Equity Fund's Class T shares. Each example assumes a purchase of Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class T shares on December 31, 2003. Actual offering price may differ from the offering price listed in the table.


                                             Per Share Sales
                                            Charge - 4.50% of
                                              offering price      Per Share
                                              (4.70% of net       Offering
                                             asset value per      Price to
           Fund            NAV per Share          share)         the Public
    --------------------  ----------------  -------------------  ------------

    Balanced                     $8.09             $0.38             $8.47
    Discovery                   $25.55             $1.20            $26.75
    Growth                       $9.48             $0.45             $9.93
    Growth and Income            $4.38             $0.21             $4.59
    International Equity         $9.70             $0.46            $10.16
    Mid-Cap Growth               $3.39             $0.16             $3.55
    Passport                    $13.70             $0.65            $14.35
    Worldwide Growth            $10.73             $0.51            $11.24

      RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of a Fund, or shares of certain other funds advised by Dreyfus or Founders which are subject to a sales load or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify for reduced sales loads, at the time of purchase you or your Agent must notify DSC if orders are made by wire, or DTI if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


      DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with DTI. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated.

      Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m. Eastern time, on any day that DTI and the NYSE are open for regular business, Fund shares will be purchased at the public offering price determined on the next bank regular business day following such purchase order. If purchase orders are made after 4:00 p.m. Eastern time, on any day DTI and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the public offering price determined on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - Dreyfus TeleTransfer Privilege."


      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

--------------------------------------------------------------------------------
               DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN
--------------------------------------------------------------------------------

      Class B, Class C, Class F and Class T shares are each subject to a Distribution Plan and Class A, Class B, Class C, and Class T shares are each subject to a Shareholder Services Plan.

DISTRIBUTION PLANS


      CLASS B, CLASS C AND CLASS T SHARES. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission ("SEC") under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to the Equity Funds' Class B, Class C and Class T shares (the "Class B, C and T Distribution Plan") pursuant to which each such Fund pays DSC for distributing its Class B and Class C shares for a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares of such Fund, respectively, and pays DSC for distributing its Class T shares for a fee at the annual rate of 0.25% of the value of the average daily net assets of Class T shares of such Fund. DSC may pay one or more Agents in respect of advertising, marketing and other distribution services for Class B, Class C and Class T shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Class B, C and T Distribution Plan will benefit the Company and holders of its Class B, Class C and Class T shares, respectively.

      The table below lists the total amounts paid by each Fund to the distributor for the fiscal year ended December 31, 2003.

                                  Fiscal Year Ended December 31, 2003

                       ---------------------------------------------------------
        Fund                Class B             Class C             Class T
---------------------  -----------------  -------------------  -----------------

Balanced                    $10,201              $1,804                  $49
Discovery                  $143,376             $58,595               $3,408
Growth                      $93,926             $11,977                 $494
Growth and Income            $8,603              $1,525                  $89
International Equity        $15,145              $3,610                 $427
Mid-Cap Growth               $8,578              $2,401                  $68
Passport                   $109,094             $49,289               $1,021
Worldwide Growth            $11,711              $1,854                 $128

      CLASS F SHARES. The Company also has adopted a plan pursuant to the Rule with respect to the Class F shares (the "Class F Distribution Plan") of all Funds other than the Money Market Fund (the "12b-1 Funds"). Pursuant to the
Class F Distribution Plan, each 12b-1 Fund pays for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of the average daily net assets of Class F shares of that Fund. These fees may be used to pay directly, or to reimburse DSC for paying, expenses in connection with distribution of the 12b-1 Funds' Class F shares and related activities including: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Funds' Class F shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the Class F shareholders of the Fund; and such other expenses as may be approved from time to time by the Company's Board of Directors and as may be permitted by applicable statute, rule or regulation.


      Payments under the Class F Distribution Plan may be made only to reimburse expenses paid during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses paid in excess of this limitation are not reimbursable and will be borne by DSC. As of December 31, 2003, DSC had paid the following distribution-related expenses on behalf of the 12b-1 Funds, which had not been reimbursed pursuant to the Class F Distribution Plan:

                                         % of Average
         Fund               Amount        Net Assets
-----------------------  --------------  --------------

Balanced                   $327,761          0.26%
Discovery                    $6,728          0.00%
Government Securities            $0          0.00%
Growth                     $888,948          0.19%
Growth and Income                $0          0.00%
International Equity        $19,123          0.21%
Mid-Cap Growth                   $0          0.00%
Passport                   $108,088          0.18%
Worldwide Growth           $111,837          0.18%
-----------------------  --------------
TOTAL                    $1,462,485

      During the fiscal year ended December 31, 2003, DSC expended the following amounts in marketing the Class F shares of the 12b-1 Funds pursuant to the Class F Distribution Plan: advertising, $5,780; payment of compensation to third parties for distribution and shareholder support services, $2,341,729; and online, sales literature and other communications, $823,994.


      PROVISIONS APPLICABLE TO ALL CLASSES. The benefits that the Board believes are reasonably likely to flow to the Funds (other than the Money Market Fund) and their shareholders under the Distribution Plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the Funds' investment objectives; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds, which assists in portfolio management; (4) the positive effect which increased Fund assets could have on Founders' revenues could allow Founders to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services, and acquire and retain talented employees who desire to be associated with a growing organization; and
(5) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base.

      Payments made by a particular Fund Class under a Distribution Plan may not be used to finance the distribution of shares of any other Fund Class. In the event that an expenditure may benefit more than one Fund Class, it is allocated among the applicable Fund Classes on an equitable basis.

      A quarterly report of the amounts expended under each Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Company's Class B, Class C, Class F or Class T shares of any Fund may bear pursuant to the respective Distribution Plan without the approval of the respective holders of such shares and that other material amendments of the Distribution Plans must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements entered into in connection with the Distribution Plans, by vote cast in person at a meeting called for the purpose of considering such amendments.


      Each Distribution Plan is subject to annual approval by the Company's Board of Directors, by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Each Distribution Plan was approved and renewed on August 8, 2003 by the Board, including all of the Independent Directors, for the period ending August 31, 2004. As to the relevant Class of shares of any Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares of such Fund.


      So long as any Distribution Plan is in effect for any Class of shares of any Fund, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination.

SHAREHOLDER SERVICES PLAN

      The Company has adopted a Shareholder Services Plan with respect to the Equity Funds' Class A, Class B, Class C and Class T shares (the "Shareholder Services Plan"). Under the Shareholder Services Plan, each Equity Fund's Class A, Class B, Class C and Class T shares pays DSC a fee at the annual rate of

0.25% of the value of the average daily net assets of the respective Class for the provision of certain services to the holders of shares of that Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, DSC may make payments to Agents in respect of these services.


      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was initially approved by the Board at a meeting on August 13, 1999 and was renewed on August 8, 2003 by the Board, including all of the Independent Directors, for the period ending August 31, 2004. As to the relevant Class of shares of any Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

      Set forth below are the total amounts paid by each Fund pursuant to the Shareholder Services Plan to DSC, as distributor, for the Fund's fiscal year ended December 31, 2003:


                       Total Amount
                      Paid Pursuant
                      to Shareholder
       Fund           Services Plan
 ------------------  -----------------
 Balanced

    Class A              $3,491
    Class B              $3,400
    Class C                $602
    Class T                 $49

                       Total Amount
                      Paid Pursuant
                      to Shareholder
       Fund           Services Plan
 ------------------  -----------------
 Discovery

    Class A            $176,102
    Class B             $47,792
    Class C             $19,531
    Class T              $3,408

 Growth

    Class A             $14,458
    Class B             $31,309
    Class C              $3,992
    Class T                $494
 Growth and Income
    Class A              $1,398
    Class B              $2,867
    Class C                $508
    Class T                 $89

 International
 Equity

    Class A             $47,482
    Class B              $5,048
    Class C              $1,204
    Class T                $427
 Mid-Cap Growth
    Class A              $1,458
    Class B              $2,859
    Class C                $801
    Class T                 $68

 Passport

    Class A             $42,063
    Class B             $36,365
    Class C             $16,429
    Class T              $1,021

 Worldwide Growth
    Class A              $1,461
    Class B              $3,904
    Class C                $618
    Class T                $128

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------


      GENERAL. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by DTI of a redemption request in proper form, except as provided by the rules of the SEC. (We consider redemptions to be received in good order upon receipt of the required documents as described in the applicable Prospectus.) However, if you have purchased Class A, B, C, R or T shares by check, by Dreyfus TeleTransfer privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to DTI, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege for a period of up to eight business days after receipt by DTI of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until DTI has received your Account Application. Similar restrictions for redemptions of Class F shares are described in the Class F Prospectus.


      If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed, or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until DTI receives further instructions from you or your Agent.

      The Funds impose no charges (other than any applicable CDSC) when shares are redeemed, although a $6 fee will be assessed for wire redemptions of Class F shares. Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the applicable Fund's then-current net asset value.

      CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A CDSC payable to DSC is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the applicable Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the applicable Fund acquired through reinvestment of dividends or capital gain distributions, plus
(ii) increases in the net asset value of your Class B shares of that Fund above the dollar amount of all your payments for the purchase of Class B shares of that Fund held by you at the time of redemption.

      If the aggregate value of the Class B shares of a Fund that are redeemed has declined below their original cost as a result of the Fund's performance, any CDSC which is applicable will be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares:

                         CDSC as a % of
                         Amount Invested
                         or Redemption
                         Proceeds
Year Since Purchase      (whichever is
Payment Was Made         less)
---------------------    -----------------
First...............     4.00
Second..............     4.00
Third...............     3.00
Fourth..............     3.00
Fifth...............     2.00
Sixth...............     1.00

      In determining whether a CDSC is applicable to a redemption from a Fund, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period of time.

      For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the Fund's net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A CDSC of 1% is paid to DSC on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.


      WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with a Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the applicable Prospectus or this Statement of Additional Information at the time of the purchase of such shares.


      To qualify for a waiver of the CDSC, at the time of redemption you must notify DTI or your Agent must notify DSC. Any such qualification is subject to confirmation of your entitlement.


      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by DTI prior to the close of regular trading on the floor of the NYSE (usually 4:00 p.m. Eastern time), on a day the NYSE is open for regular business, the redemption request will be effective on that day. If a redemption request is received by DTI after the close of regular trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      In addition, DSC or its designee will accept orders from Selected Dealers with which DSC has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of regular trading on the floor of the NYSE on any business day and transmitted to DSC or its designee prior to the close of its business day (usually 5:15 p.m. Eastern time) are effected at the price determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      WIRE REDEMPTION PRIVILEGE. By using this privilege for Class A, B, C, R or T shares, you authorize DTI to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by DTI to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by DTI of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account you have specified on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to DTI. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

      Dreyfus TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares - Dreyfus TeleTransfer Privilege."


      SIGNATURES. (For Class A, B, C, R and T shares; signature requirements for Class F shares are described in the Class F Prospectus.) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. DTI has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. DTI may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call one of the telephone numbers listed on the cover.


      REDEMPTION COMMITMENT; REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount from any Fund other than Money Market Fund, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In addition, the Board of Directors has adopted "Investment Company Act Section 17(a) Affiliate Redemption in Kind Conditions and Procedures." Under these procedures, a Fund may satisfy redemption requests from a shareholder who may be deemed to be an affiliated person of the Fund by means of an in-kind distribution of the Fund's portfolio securities, subject to certain conditions. In the event of any redemption in kind, the securities distributed to the redeeming shareholder would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

      SUSPENSION OF REDEMPTIONS.

      The right of redemption may be suspended or the date of payment postponed during periods when (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays or weekends), (2) when trading in the markets the relevant fund ordinarily utilizes is restricted, (3) for such other periods as the SEC by order may permit, or (4) an emergency exists as defined by the SEC so that disposal of securities or determination of net asset value is not reasonably practicable.


      TRANSACTIONS THROUGH THIRD PARTIES. The Company has authorized a number of brokers and other financial services companies to accept orders for the purchase and redemption of Fund shares. Certain of such companies are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. In certain of these arrangements, the Company will be deemed to have received a purchase or redemption order when an authorized company or, if applicable, its authorized designee, accepts the order. In such cases, the customer's order will be priced at the public offering price of the applicable Fund next determined after the order is accepted by the company or its authorized designee.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

      FUND EXCHANGES FOR CLASSES A, B, C, R AND T. You may purchase, in exchange for shares of Classes A, B, C, R and T of any Equity Fund, shares of the same Class of any other Equity Fund or Dreyfus Premier fund. Shares of each Class of an Equity Fund also may be exchanged for shares of certain other funds managed or administered by Dreyfus and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

      B. Shares of Funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of Funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      E. Shares of Funds subject to a CDSC that are exchanged for shares of another Fund will be subject to the higher applicable CDSC of the two Funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under Item D above, you or your Agent must notify DTI of your prior ownership of Fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into the other Funds or certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.


      To request an exchange of Class A, B, C, R or T shares, you or your Agent acting on your behalf must give exchange instructions to DTI in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this Privilege, you authorize DTI to act on online and telephonic instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Agent, and reasonably believed by DTI to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.


      To establish a personal retirement plan by exchange, shares of the Fund being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

      Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one Fund and such investor's Retirement Plan account in another Fund.


      During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. The Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for Class A, B, C, R or T shares of a Fund, shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA accounts and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts if eligible, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having certain identical identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS AUTOMATIC ASSET BUILDER(R). Dreyfus Automatic Asset Builder permits you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.


      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Class A, B, C, R or T shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus Payroll Savings Plan account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, your must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, B, C, R or T shares of a Fund in shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Class A, B, C, R or T shares of a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 for Class A, B, C, R or T shares) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or DTI.

      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

      Certain retirement plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

      LETTER OF INTENT -- CLASS A AND CLASS T SHARES. . By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation -- Class A and Class T Shares" above) by you and any related "purchaser" (as defined above) in a 13 month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

      Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. DTI will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case DTI, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated as the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.


      CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

      Investors who wish to purchase Class A, B, C, R or T shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from DSC forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      You should read the Prototype Retirement Plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

      CLASS F SHAREHOLDER SERVICES. The services provided to holders of Class F shares are described in detail in the Prospectus for Class F shares.

--------------------------------------------------------------------------------
              COMPANY POLICY REGARDING MARKET TIMING ACTIVITIES
--------------------------------------------------------------------------------


      The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds or other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges (so-called roundtrips) during any 12-month period or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege or to any automatic investment or withdrawal privilege described herein.

      Founders and the fund's distributor will take reasonable steps to seek to prevent excessive short-term trading in the fund. However, we cannot always identify excessive trading that may be facilitated by financial intermediaries or conducted through omnibus accounts in which the orders of many investors are aggregated.


--------------------------------------------------------------------------------
                                 OTHER SERVICES
--------------------------------------------------------------------------------

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT


      Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to a Second Amended and Restated Fund Accounting and Administrative Services Agreement that was initially approved on August 2, 2002 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders at a meeting called for such purpose, for an initial term ending August 31, 2003. The Agreement was renewed on August 8, 2003 by the Board, including all of the Independent Directors, for the period ending August 31, 2004. The Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice, or by Founders upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's Board of Directors approves such assignment.

      Pursuant to the Agreement, Founders maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing and transfer agent, custodian, and manager and calculates daily the net asset value of each Class of the Funds; monitors the data and transactions of the custodian, transfer agent, shareholder servicing agent, and manager of the Funds; monitors compliance with tax and federal securities rules and regulations; provides reports and analyses of portfolio, transfer agent, shareholder servicing agent, and custodial operations, performance and costs; and reports on regulatory and other shareholder matters. Each of the domestic Funds (the Balanced, Discovery, Government Securities, Growth, Growth and Income, Mid-Cap Growth and Money Market Funds) pays a fee for this service which is computed at an annual rate of:
     o    0.06% of the daily net assets of the Fund from $0 to $500 million;
     o 0.04% of the daily net assets of the Fund from $500 million to $1 billion; and
     o    0.02% of the daily net assets of the Fund in excess of $1 billion.

      Each of the international Funds (the International Equity and Passport Funds) pays a fee for this service which is computed at an annual rate of:
     o    0.10% of the daily net assets of the Fund from $0 to $500 million;
     o 0.065% of the daily net assets of the Fund from $500 million to $1 billion; and
     o    0.02% of the daily net assets of the Fund in excess of $1 billion.

      The Worldwide Growth Fund pays a fee for this service which is computed by applying the foregoing fee for domestic Funds to the Fund's domestic assets and the foregoing fee for international Funds to the Fund's foreign assets, with the proportions of domestic and foreign assets recalculated monthly.

      Founders has agreed to waive any fees for this service payable by the Government Securities and Money Market Funds to the extent they exceed each such Fund's respective share (based on the relative net assets of all Funds) of a fee computed at an annual rate of 0.06% of the daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the daily net assets of all Funds, taken as a whole, in excess of $500 million.

      In addition, after applying the foregoing waivers and any other expense limitations or fee waivers that reduce the fees paid to Founders for this service, Founders has agreed to waive any remaining fees for this service to the extent that they exceed Founders' costs in providing this service.

      The Funds also reimburse Founders for the out-of-pocket expenses incurred by it in performing this service for the Funds.

      During the fiscal years ended December 31, 2003, 2002 and 2001, the Company paid Fund accounting and administrative services fees of $1,194,800, $1,044,657, and $916,095 respectively.


SHAREHOLDER SERVICES AGREEMENT


      Pursuant to a Shareholder Services Agreement, DSC performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related services for the Class F shareholders of the Funds. The Agreement was approved on November 15, 2002 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or Founders for an initial term beginning May 1, 2003 and ending August 31, 2004. The Agreement may be continued from year to year thereafter as long as such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to DSC or by DSC upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's Board of Directors approves such assignment. The Funds pay to DSC a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by DSC pursuant to the Agreement, but also for services rendered and facilities furnished by DTI in performing transfer agent services for Class F shareholders. In addition to the per account fee, DSC and DTI are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal year ended December 31, 2003, the Company paid shareholder servicing fees for the Class F shareholder accounts to DSC of $1,108,771.

      Prior to May 1, 2003, the Funds had a shareholder services agreement with Founders for the servicing of Class F shares. The Funds paid Founders a prorated monthly fee for such services equal on an annual basis to $26 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provided for the payment not only for services rendered and facilities furnished by Founders pursuant to the Agreement, but also for services rendered and facilities furnished by Investors Trust Company (the former transfer agent for the Class F shares) and DST
Systems, Inc. ("DST") in performing transfer agent services for Class F shareholders and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, ITC, and DST were reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 2003, 2002, and 2001, the Company paid shareholder servicing fees to Founders of $617,488, $2,580,733, and $3,028,709, respectively.

--------------------------------------------------------------------------------
                              BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

      It is the policy of the Company, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

      Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Company to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

      Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

      The types of research services and products provided by brokerage firms to Founders include, without limitation:

o     research  reports  about  issuers,  industries,   securities,   economic
      factors and trends
o     earnings information and estimates
o     reports of issuer regulatory filings

o     performance measurement systems
o     stock quote systems
o     trading systems
o     trading measurement services
o     data feeds from stock exchanges
o     third party publications
o     computer and electronic access equipment
o     software programs

      These services and products permit Founders to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by Founders may have both a research function and a non-research administrative function (a "mixed use"). If Founders determines that any research product or service has a mixed use, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Founders in hard dollars. Any such allocation may create a conflict of interest for Founders.

      Certain accounts of affiliated entities in the Mellon organization are managed by Founders employees acting in a "dual employee" capacity. Founders effects trades for accounts managed by these dual employees. Because those clients may benefit from the research products and services Founders receives from brokers, commissions generated by those clients may be used to help pay for research products and services.

      Founders generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Founders to compensate the selected brokerage firm for research provided. Founders endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research Founders believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      Founders may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Founders in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to Founders from brokerage firms effecting securities transactions for a Fund or client may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

      As described in greater detail below, a significant proportion of the total commissions paid by the Funds for portfolio transactions during the year ended December 31, 2003 was paid to brokers that provided research services to Founders, and it is expected that, in the future, a substantial portion of each Fund's brokerage business will be placed with firms that provide such services.

      A Fund and one or more of the other Funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner which, over time, is deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

      The International Equity Fund and the foreign portion of the Worldwide Growth Fund are managed by dual employees of Founders and an affiliated entity in the Mellon organization. These Funds use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. While the policies and procedures of the affiliated entity are different than those of Founders, they are based on the same principles, and are substantially similar. These Funds may benefit from the research products and services the affiliated entity receives from brokers. Similarly, other accounts managed by the dual employees may benefit from research products and services received by them as a result of their being dual employees of Founders.

      Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Founders, subject to the general supervision of the Board of Directors of the Company.


      The following table lists the amount of brokerage commissions on agency transactions and the amount concessions on principal transactions paid by the Funds for the fiscal years ended 2003, 2002, and 2001, respectively (none of which was paid to DSC):


                        Brokerage Commissions                       Concessions
                       on Agency Transactions               on Principal Transactions 1

               -----------------------------------------------------------------------------

    Fund           2003         2002          2001          2003        2002        2001

-------------                             --------------------------------------------------

Balanced           $414,621      $708,709     $719,061       $3,372      $62,018         $0
Discovery        $3,422,545    $4,000,464   $1,043,978   $2,429,384   $2,429,384 $1,714,577
Government
Securities               $0            $0           $0           $0           $0         $0
Growth           $1,909,930    $2,450,504   $2,712,995      $10,812      $18,772         $0
Growth and
Income             $783,870      $888,522     $782,821       $4,554       $6,735         $0
International
Equity             $198,224      $495,579     $408,311           $0       $6,938    $26,360
Mid-Cap
Growth             $657,969      $715,390     $339,727     $141,498      $57,955   $413,963
Money Market             $0            $0           $0           $0           $0         $0
Passport         $4,695,633    $3,793,992   $7,887,591     $119,731      $22,018   $135,459
Worldwide
Growth             $411,757      $797,085     $905,788       $1,760       $6,932    $99,303

1 Does not include principal transactions on a net trade basis.

      The differences in the amounts of brokerage commissions paid by the Funds during 2003 as compared to prior years are primarily attributable to increased cash flows into and out of the Funds, changes in the assets of the Funds, and differences in portfolio turnover rates.

      The aggregate amount of transactions during the fiscal year ended December 31, 2003 in securities effected through a broker for research services, and the commissions and concessions related to such transactions, were as follows:

                              Commissions and
             Fund              Concessions       Transactions Amount
      --------------------  ------------------   ---------------------

      Balanced                    $383,067            $218,737,254
      Discovery                 $3,137,013          $1,451,147,204
      Growth                    $1,716,590          $1,023,451,923
      Growth and Income           $703,919            $418,997,841
      International Equity        $133,599             $62,984,048
      Mid-Cap Growth              $556,552            $325,696,849
      Passport                  $2,798,692            $762,445,308
      Worldwide Growth            $329,209            $174,236,578


      During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

      During the fiscal year, certain of the funds held securities of their regular brokers or dealers as follows:


       Fund                      Broker                 Value*
Balanced               American Express Credit               N/A
                       Bank of America Corporation      $152,817
                       Citigroup, Inc.                $1,410,864
                       Goldman Sachs Group, Inc.      $1,885,743
                       Household Finance                     N/A
                       Merrill Lynch & Co.                   N/A
                       Morgan Stanley Dean Witter            N/A
                       Prudential Securities                 N/A
Discovery              Household Finance                     N/A
                       Merrill Lynch & Co.                   N/A
                       Morgan Stanley Dean Witter            N/A
                       Prudential Securities                 N/A

Government
Securities             American Express Credit               N/A
                       Household Finance                     N/A
                       Merrill Lynch & Co.                   N/A
                       Prudential Securities                 N/A
Growth                 American Express Credit               N/A
                       Bank of America Corporation    $1,874,019
                       Charles Schwab Corporation     $4,385,832
                       Citigroup, Inc.                $6,878,943
                       Goldman Sachs Group, Inc.      $5,148,770
                       Household Finance                     N/A
                       Lehman Brothers Holdings,             N/A
                       Inc.
                       Merrill Lynch & Co.                   N/A
                       Morgan Stanley Dean Witter     $2,362,543
                       Prudential Securities                 N/A
Growth and Income      American Express Credit               N/A
                       Bank of America Corporation      $830,440
                       Charles Schwab Corporation     $1,939,984
                       Citigroup, Inc.                $2,820,125
                       Goldman Sachs                         N/A
                       Household Finance                     N/A
                       Lehman Brothers Holdings,             N/A
                       Inc.
                       Merrill Lynch & Co.                   N/A
                       Morgan Stanley Dean Witter     $1,038,767
                       Prudential Securities                 N/A
International          American Express Credit               N/A
Equity
                       Household Finance                     N/A
                       Merrill Lynch & Co.                   N/A
                       Morgan Stanley Dean Witter            N/A
                       Prudential Securities                 N/A

Mid-Cap Growth         American Express Credit               N/A
                       Household Finance                     N/A
                       Merrill Lynch & Co.                   N/A
                       Morgan Stanley Dean Witter            N/A
                       Prudential Securities                 N/A
Money Market           American Express Credit               N/A
                       Household Finance                     N/A
                       Merrill Lynch & Company        $1,669,470
                       Morgan Stanley Dean Witter       $699,538
                       Prudential Securities                 N/A
Passport               American Express Credit               N/A
                       Household Finance                     N/A
                       Merrill Lynch & Co.                   N/A
                       Morgan Stanley Dean Witter            N/A
                       Prudential Securities                 N/A
Worldwide Growth       American Express Credit               N/A
                       Bank of America Corporation           N/A
                       Citigroup, Inc.                $1,047,639
                       Goldman Sachs                    $604,721
                       Household Finance                     N/A
                       Merrill Lynch & Co.                   N/A
                       Morgan Stanley Dean Witter            N/A
                       Prudential Securities                 N/A

      *  value as of 12/31/03, if applicable.


--------------------------------------------------------------------------------
                                  CAPITAL STOCK
--------------------------------------------------------------------------------

      The Company's capital stock, par value $0.01 per share, is divided into ten series: Dreyfus Founders Balanced Fund, Dreyfus Founders Discovery Fund, Dreyfus Founders Government Securities Fund, Dreyfus Founders Growth Fund, Dreyfus Founders Growth and Income Fund, Dreyfus Founders International Equity Fund, Dreyfus Founders Mid-Cap Growth Fund, Dreyfus Founders Money Market Fund, Dreyfus Founders Passport Fund and Dreyfus Founders Worldwide Growth Fund. Each series other than the Government Securities and Money Market Funds is divided into multiple classes of shares: Class A, Class B, Class C, Class F, Class R and Class T. All shares of the Government Securities and Money Market Funds have been designated as Class F shares. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.


      The following table sets forth as of February 3, 2004, the share ownership of those shareholders who owned of record 5% or more of any class of a Fund's issued and outstanding common stock:


-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

AG Edwards & Sons, Inc.           Passport - Class C            5.27%
Custodian for Gloria Munoz
P.O. Box 301292 Escondido, CA 92030-1292

-------------------------------------------------------------------------

AG Edwards & Sons, Inc. Custodian Passport - Class T            13.78%
FBO Carolyn Tutuska
57 Doby Rd
Mendham, NJ 07945-2122

-------------------------------------------------------------------------

AG Edwards & Sons, Inc. Custodian International Equity - Class  23.38%
Custodian for Gregory A Abide     T
5808 Virginia Place
Metairie, LA 70003-1035

-------------------------------------------------------------------------

AIG Federal Savings Bank          Discovery - Class F           6.65%
Custodian
FBO Northeast Medical Center
Thrift Plan
2929 Allen Pkwy #L14-30
Houston, TX 77019-7100

-------------------------------------------------------------------------

American Express Trust Company    Balanced - Class F            5.38%
FBO American Express Trust
Retirement Service Plans
P.O. Box 10 Minneapolis, MN 55440-0010

-------------------------------------------------------------------------

Anne O Cropp & Joan Herald        International  Equity - Class  8.23%
Lowell S Cropp
Living Trust C 15 162nd Pl.

Calument City, IL 60409-6033
------------------------------------------------------------------------

Boston Safe Deposit & Trust Co.   Discovery - Class R           82.15%

TT

As Agent - Omnibus Account        Growth - Class R              96.44%
Dreyfus Retirement Services
135 Santilli HWY                  International Equity - Class  85.89%

Everett, MA  02149-1906           R

                                                                          99.86%

                                  Worldwide Growth - Class R
-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

Carn & Co.                        Mid-Cap Growth - Class A      9.45%
FBO Herd Enterprises 401K Plan

PO Box 96211
Washington DC  20090-6211

-------------------------------------------------------------------------
-------------------------------------------------------------------------

Charles Schwab & Co., Inc.        Balanced - Class F            21.33%
Special Custody Account for the
Exclusive Benefit of Customers    Discovery - Class F           18.34%
101 Montgomery Street
San Francisco, CA  94104-4122     Government Securities -       6.25%

                                     Class F
                                                                17.28%
                                  Growth - Class F
                                                                 5.13%
                                  Growth and Income - Class F
                                                                19.75%
                                  International Equity - Class
                                  F                             10.78%

                                  Mid-Cap Growth - Class F      32.03%

                                  Passport - Class F            31.40%


                                  Worldwide Growth - Class F
-------------------------------------------------------------------------

Cigna Retirement & Investment     Balanced - Class F            9.33%
Services
280 Trumbull Street

Hartford, CT  06103-3509
-------------------------------------------------------------------------

Citigroup Global Markets, Inc.    Balanced - Class B            5.10%
333 West 34thh St. - 3rd Floor
New York, NY 10001-2483           Balanced - Class C            17.94%

                                  Balanced - Class T            8.17%

                                  Discovery - Class C           24.05%

                                  Growth - Class C              10.59%

                                  Growth and Income - Class A   14.17%

                                  Passport - Class B            5.49%

                                  Passport - Class C            6.76%


-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

D A Davidson & Co (FIIOC)         Mid-Cap Growth - Class C      5.65%
P.O. Box 5015
Great Falls, MT 59403-5015

-------------------------------------------------------------------------

Dain Rauscher Custodian           International Equity - Class  13.29%
Virginia S. Wootton               T
2632 Lago Vista Loop

Irving, TX 75062-5142
-------------------------------------------------------------------------

Deirdre B Stokes Trustee          Passport - Class T            11.55%
Stokes Charitable Trust
Villa Encinitas North

480 So. El Camino Rm #115
Encinitas CA  92024
-------------------------------------------------------------------------

Dreyfus Trust Company Custodian   Balanced - Class B            6.98%
FBO Michael V Gorfunkel
676 Raintree Cir

Coppell TX  75019-5443
-------------------------------------------------------------------------

Dreyfus Trust Company Custodian   Government Securities -       5.77%
FBO Edwin J Lauderman             Class F
77 South Adams St #801
Denver, CO 80209-2919

-------------------------------------------------------------------------

Dreyfus Trust Company Custodian   Growth & Income - Class C     8.02%
FBO Signe A Rooth
2 Beekman Pl
New York, NY 10022-8058

-------------------------------------------------------------------------

Dreyfus Trust Company Custodian   Growth and Income - Class R   6.07%
FBO Pavel Strnad
NA Male Sarce 759
16400 Prague 6
Czech Republic

-------------------------------------------------------------------------

Dreyfus Trust Company Custodian   Mid-Cap Growth - Class T      25.36%
FBO Stanley M Adams
5220 Walnut St
Vancouver, WA 98663-1552

-------------------------------------------------------------------------

Dreyfus Trust Company Custodian   Worldwide Growth - Class C    6.93%
Barbara T Lewy
30 Regent Dr

Lido Beach, NY 11561-4923
-------------------------------------------------------------------------

Dreyfus Trust Company Custodian   Worldwide Growth - Class C    9.55%
Mary J Sterbanz
16115 Lafone Dr
Spring, TX 77379-7666

-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

Emmett A Larkin Company           Growth - Class T              16.08%
100 Bush St, Suite 1000

San Francisco CA  94104
-------------------------------------------------------------------------

Eugene H. Vaughan, Jr.            Money Market - Class F        7.73%
C/O VNS&M LP - Adventures

600 Travis Street Suite 6300
Houston, TX  77002-3007
-------------------------------------------------------------------------

Ferris, Baker Watts, Inc.         Worldwide Growth - Class T    13.60%
William R Maxwell
12625 Winfree St
Chester, VA 23831-5031

-------------------------------------------------------------------------

Fidelity Investments              Discovery - Class A           8.99%
Operations Co (FIIOC) As Agent
For                               Growth and Income - Class R   91.28%
Certain Employee Benefit Plans
100 Magellan Way #KW1C            Mid-Cap Growth - Class R      82.73%
Covington, KY  41015-1999

-------------------------------------------------------------------------

First Clearing Corporation        Discovery - Class B           6.62%
William C Dittman
RR1 Box 1665
Hermitage, MO 65668-9732

-------------------------------------------------------------------------

First Clearing Corporation        Discovery - Class T           9.28%
Jan Taylor
FCC as Custodian                  International Equity - Class  17.35%
P.O. Box 1737 T Ada, OK 74821-1737

-------------------------------------------------------------------------

First Clearing Corporation        Growth - Class T              41.39%
William T Bishop P/ADM
William Thomas Homes Inc.

PO Box 16155
Rocky River OH  44116-0155
-------------------------------------------------------------------------

First Clearing Corporation        International Equity - Class  9.14%
Tom L Trudell                     B
1810 Inca Road NE
Rio Rancho, NM 87124-5309

-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

First Clearing Corporation        Mid-Cap - Class B             9.14%
Rob Roark
P.O. Box 29198 Thornton, CO 80229-1098

-------------------------------------------------------------------------

First Clearing Corporation        Passport - Class T            9.50%
Dorothea L Bennett
38102 S Desert Highland Dr
Tucson, AZ 85739-1714

-------------------------------------------------------------------------

First Union National Bank         Discovery - Class T           75.29%
Various Retirement Plans
1525 W WT Harris Blvd

Charlotte NC  28262-8522
-------------------------------------------------------------------------

Fiserv Securities Inc             Balanced - Class A            79.73%
One Commerce Square
2005 Market Street Suite 1200     Balanced - Class T            42.04%

Philadelphia PA  19103-7008

                                  Discovery - Class B           13.50%

                                  Growth - Class A              29.15%

                                  Growth - Class B              15.12%

                                  Growth - Class C              27.37%

                                  International Equity - Class B  18.50%

                                                                   8.67%
                                  Mid-Cap Growth - Class B
                                                                  13.78%
                                  Mid-Cap Growth - Class C
                                                                   8.89%
                                  Passport - Class B
                                                                  17.06%
                                  Worldwide Growth - Class A
                                                                  20.50%
                                  Worldwide Growth - Class B

-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

HSBC Brokerage (USA), Inc.        Balanced - Class T            9.49%
Mary-Lynne Dipietro
452 Fifth Avenue
New York, NY 10018-2706

-------------------------------------------------------------------------

Janney Montgomery Scott LLC       Passport - Class R            19.02%
Warren E Palmer
1801 Market Street
Philadelphia, PA 19103-1628

-------------------------------------------------------------------------

JP Morgan Chase Bank              Discovery - Class A           54.37%
FBO The Super Saver Employee Plan
C/O JP Morgan American Century

PO Box 419784
Kansas City, MO 64141-6784
-------------------------------------------------------------------------

LPL Financial Services            Growth and Income - Class B   10.59%
9785 Towne Centre Drive
San Diego CA  92121-1968          Growth and Income - Class C   13.48%

                                  Mid-Cap Growth - Class B      5.64%

                                  Passport - Class A            11.86%

                                  Passport - Class T            14.83%

-------------------------------------------------------------------------

Mac & CO                          International Equity - Class  13.04%
Mutual Fund Unit                  R
PO Box 534005                                                   43.00%
Pittsburgh, PA 15253-4005         Passport - Class R

-------------------------------------------------------------------------

MLPF&S For the Sole Benefit       Balanced - Class B            12.86%
Of its Customers
4800 Deer Lake Dr E Fl 3          Balanced - Class C            23.71%

Jacksonville FL  32246-6484

                                  Discovery - Class A           6.27%

                                  Discovery - Class B           11.76%

                                  Discovery - Class C           26.73%

                                  Growth - Class A              5.25%

                                  Growth - Class B              5.97%

                                  Growth - Class C              15.77%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

                                  Growth and Income - Class A   37.55%

                                  Growth and Income - Class B   14.13%

                                  Growth and Income - Class C   44.84%

                                  International Equity - Class  7.59%

                                  B

                                                                          37.72%
                                  International Equity - Class
                                  C                             17.19%

                                  Mid-Cap Growth - Class C      17.30%

                                  Passport - Class A            14.37%

                                  Passport - Class B            14.29%

                                  Passport - Class C            15.47%

                                  Worldwide Growth - Class A    7.71%


                                  Worldwide Growth - Class C
-------------------------------------------------------------------------

National Financial Services Corp  Discovery - Class F           24.14%
FBO Our Customers Exclusively
PO Box 3908                       Growth - Class F              19.84%
Church Street Station
New York, NY 10008-3908           Growth and Income - Class F   19.80%

                                  Mid-Cap Growth - Class F      37.78%

                                  Passport - Class B            12.72%

                                  Passport - Class F            12.78%

                                  Worldwide Growth - Class F    14.84%

-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

National Investor Services        Growth - Class T              5.87%
55 Water Street, 32nd Floor
New York, NY 10041-0028           Passport - Class A            11.39%

-------------------------------------------------------------------------

NFSC FEBO                         Balanced - Class B            6.36%
Fran L Sargent
1550 Trent Blvd, Apt 1510
Lexington, KY 40515-1918

-------------------------------------------------------------------------

NFSC FEBO                         Balanced - Class C            8.63%
FBO John A Cannon
2 Pavilion Court
Palm Coast, FL 32137-4576

-------------------------------------------------------------------------

NFSC FEBO                         Discovery - Class B           5.70%
FMTC Custodian
FBO Roberta Ann Reynes
4983 County Route 7
Chatham, NY 12037-2413

-------------------------------------------------------------------------

NFSC FEBO                         Growth - Class B              6.45%
Brent Royle
P.O. Box 20197 Reno, NV 89515-0197

-------------------------------------------------------------------------

NFSC FEBO                         Growth - Class T              9.99%
FBO Patricia A Gerlach
3625 Creekwood Ct
Downers Grove, IL 60515-1465

-------------------------------------------------------------------------

NFSC FEBO                         Mid-Cap - Class A             45.18%
Kenneth J Landgraf
4201 W Parmer Lane, Suite 250
Austin, TX 78727-4109

-------------------------------------------------------------------------

NFSC FEBO                         Mid-Cap Growth - Class B      10.74%
FBO Martina Chilcott
19 Ridgecrest St
Hunting, NY 11743-4332

-------------------------------------------------------------------------

NFSC FEBO                         Mid-Cap Growth - Class B      9.81%
Patricia H Brinkley Custodian
Lynn M Brinkley
4533 Bold Weaver Trail

-------------------------------------------------------------------------

NFSC FEBO                         Passport - Class A            22.64%
Theodore T White
Diane H White
313 27th St
Butner, NC 27509-2503

-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

NFSC FEBO                         International Equity - Class  6.53%
Jennifer Powlis                   B
40 Arizona Road South
Babylon, NY 11704-3319

-------------------------------------------------------------------------

NFSC FEBO                         International Equity - Class  7.16%
J Michael Jackson                 C
Nancy C Jackson
23113 W 71st TER
Lenexa, KS 66227-5503

-------------------------------------------------------------------------

NFSC FEBO                         Worldwide Growth - Class A    6.86%
Michael C Trice
1007 S State
Chicago, IL 60605-2221

-------------------------------------------------------------------------

NFSC FEBO                         Worldwide  Growth - Class B    9.75%
FBO Marilyn A Kenerson
1627 W Toughy Ave Apt 202         International Equity - Class   23.24%
Chicago, IL 60626-2543 T

-------------------------------------------------------------------------

NFSC FEBO                         Worldwide Growth - Class T    17.45%
Charles J Austin
85 Northampton Blvd
Stafford, VA 22554-8800

-------------------------------------------------------------------------

Pershing LLC                      Balanced - Class B            13.82%
PO Box 2052
Jersey City, NJ 07303-9998        Balanced - Class R            98.92%

                                  Balanced - Class T            15.01%

                                  Discovery - Class B           15.01%

                                  Growth - Class A              14.14%

                                  Growth - Class B              15.28%

                                  Growth and Income - Class A   10.81%

                                  Growth and Income - Class B   10.26%

                                  International Equity - Class  5.46%

                                  A

                                                                          14.17%
                                  International Equity - Class
                                  B                             10.77%

                                  Mid-Cap Growth - Class A      8.12%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

                                  Mid-Cap Growth - Class B      10.71%

                                  Mid-Cap Growth - Class C      5.70%

                                  Mid-Cap Growth - Class R      8.41%

                                  Passport - Class A            13.57%

                                  Passport - Class B            30.26%

                                  Passport - Class R            16.09%

                                  Worldwide Growth - Class A    16.26%

                                  Worldwide Growth - Class B    19.95%

                                  Worldwide Growth - Class C    21.15%


                                  Worldwide Growth - Class T
-------------------------------------------------------------------------

Raymond James & Assoc. Inc.       Growth - Class T              6.93%
FBO TX MFD 401(k)

880 Carillon Pkwy
St. Petersburg, FL 33716-100
-------------------------------------------------------------------------

Remi J Browne & Gail J Browne     Worldwide Growth - Class A    5.36%
3 Proctor St
Manchester, MA 01944-1446

-------------------------------------------------------------------------

Scott & Stringfellow, Inc.        Worldwide Growth - Class T    43.81%
909 East Main Street

Richmond, VA 23219-3002
-------------------------------------------------------------------------

Southwest Securities FOB          Growth and Income - Class T   13.08%
PO Box 509002
Dallas, TX 75250-9002

-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

State Street Bank & Trust Co      International Equity - Class  6.86%
Custodian                         F
FBO Document Solutions Group,
Inc.
801 Pennsylvania Ave
Kansas City, MO 64105-1307

-------------------------------------------------------------------------

State Street Corp.                Discovery - Class A           9.55%
As Trustee for The JCPenney Co.,
Inc.
Savings PS and Stock Ownership
Plan
105 Rosemont Rd
Westwood, MA 02090-2318

-------------------------------------------------------------------------

Suntrust Bank Custodian           Passport - Class F            7.64%
FBO International Investment
Portfolio Limited Partnership

PO Box 105870 Center 3144
Atlanta, GA 30348-5870
-------------------------------------------------------------------------

The Northern Trust Co             Discovery - Class R           8.51%
FBO Dole - DV
PO Box 95956
Chicago, IL 60675-0001

-------------------------------------------------------------------------

UBS Financial Services, Inc.      Balanced - Class C            5.26%
P.O. Box 3321
Weehawken, NJ 07086-8154          Discovery - Class C           5.85%

                                  Growth - Class C              6.45%

                                  Growth and Income - Class A   5.78%

                                  Growth and Income - Class T   84.81%

                                  Mid-Cap Growth - Class B      12.67%

                                  Mid-Cap Growth - Class T      25.07%

                                  International Equity - Class  7.31%
                                  C
                                                                           8.63%
                                  Passport - Class C
                                                                          10.13%
                                  Worldwide Growth - Class A
                                                                           6.47%
                                  Worldwide Growth - Class B
                                                                           8.93%
                                  Worldwide Growth - Class C

-------------------------------------------------------------------------

UBS Financial Services, Inc.      Mid-Cap Growth - Class T      36.94%
FBO Beverly E Hanson
5115 Birdwood
Houston, TX 77096-2601

-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

UMB Bank as Trustee               Discovery - Class R           6.18%
FBO Anderson 401(k) Plan
1010 Grand Ave
Kansas City, MO 64106-2202

-------------------------------------------------------------------------

Wachovia Securities, LLC          Balanced - Class C            14.82%
FBO Mr. John Pazartzis
Dryadon 5, Filothei
15237 Athens, Greece

-------------------------------------------------------------------------

Wachovia Securities, LLC          Balanced - Class T            37.76%
Mr. Stephen A Sperber
Number 128
1285 Baring Blvd
Sparks, NV 89434-8673

-------------------------------------------------------------------------

Wachovia Securities, LLC          Growth - Class C              5.99%
FBO Mrs. Kristin Bowers
1285 Webber St
Alameda, CA 94501-3941

-------------------------------------------------------------------------

Wachovia Securities, LLC          Growth and Income - Class B   5.39%
FBO Frederique Hartog TTEE of
The F.I. Hartog Trust
240 Locust Rd
Winnetka, IL 60093-3609

-------------------------------------------------------------------------

Wachovia Securities, LLC          Growth and Income - Class C   17.57%
FBO Mrs. Jeanne E Maraschiello
37 Courier Blvd
Kenmore, NY 14217-2010

-------------------------------------------------------------------------

Wachovia Securities LLC           International Equity - Class  5.78%
FBO Mrs. Kristie N R Atwood       C
1835 W Fletcher St
Chicago, IL 60657-2026

-------------------------------------------------------------------------

Wachovia Securities LLC           Mid-Cap Growth - Class C      30.63%
Upali E Seneviratne
104 Henley Way
Avon, CT 06001-4072

-------------------------------------------------------------------------

Wachovia Securities LLC           Worldwide Growth - Class C    12.76%
FBO Mr. Jake Leegwater,
Mrs.  Janice  Leegwater Co - TTES
Peregrin Med Review of Calif.
Defined Benefit Pension Plan
Walnut Creek, CA 94598

-------------------------------------------------------------------------

Wells Fargo Investments LLC       International Equity - Class  5.25%
420 Montgomery St                 B
San Francisco CA  94104-1298                                    8.86%

                                  International Equity - Class
                                  T
-------------------------------------------------------------------------

-------------------------------------------------------------------------
        NAME AND ADDRESS                                        AMOUNT
       OF RECORD OWNER (1)                    FUND               OWNED
-------------------------------------------------------------------------

Wells Fargo Investments LLC       Balanced - Class C            6.09%
608 Second Ave. South 8th Fl
Minneapolis, MN 55402-1916        International Equity - Class  8.86%

                                  B

                                                                           7.27%

                                  Worldwide Growth - Class C
-------------------------------------------------------------------------


   (1) Except as set forth in the table above, the Company does not know of any person who, as of February 2, 2004, owned beneficially 5% or more of the shares of any class of any Fund.



      Shares of each Class of each Fund are fully paid and nonassessable when issued. All shares of each Class of a Fund participate equally upon liquidation and in dividends and other distributions by that Class, and participate in proportion to their relative net asset values in the residual assets of a Fund in the event of its liquidation. Shares of each Class of each Fund are redeemable as described herein under "Redemption of Shares" and under "About Your Investment" or "Your Investment" in the Prospectuses. Fractional shares have the same rights proportionately as full shares. The Company does not issue share certificates. Shares of the Company have no conversion, subscription or preemptive rights.

      Each full share of the Company has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Class and/or each Fund is required by law. The Company is not required to hold regular annual meetings of shareholders and does not intend to do so; however, the Board of Directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Company's Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

--------------------------------------------------------------------------------
                                PRICING OF SHARES
--------------------------------------------------------------------------------

      The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the NYSE(usually 4:00 p.m. Eastern time) on each day the Exchange is open for trading. The NYSE is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ALL FUNDS EXCEPT MONEY MARKET FUND. The net asset value per share of each Class of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Class, less the Fund's liabilities (including accrued expenses) attributable to that Class, by the number of outstanding shares of that Class. Expenses and fees, including the advisory fees and fees pursuant to the Distribution Plans and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of each Class of each Fund's shares. Because of the differences in the operating expenses incurred by each Class of a Fund, the per share net asset value of each Class will differ.

DOMESTIC EQUITY SECURITIES. A security listed or traded on a securities exchange or in the over-the counter market is valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. The Company's Board of Directors has authorized Founders to value Nasdaq-traded securities at their official closing prices.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges ordinarily are valued at the last quoted official closing price available before the time when the Fund's assets are valued. In the event that a foreign exchange does not provide an official closing price, or if the foreign market has not yet closed as of the valuation time on a particular day, foreign securities shall be valued at the last quoted sale price available before the time when the Funds' assets are valued. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to securities or companies in certain Latin American countries, prices may not be available in a timely manner. Therefore, such prices will be obtained from a Board-authorized pricing service. These prices will be reflective of current day trading activity, and will be secured at a consistent time each day. If a security's price is available from more than one U.S. or foreign exchange, the exchange that is the primary market for the security will be used. Foreign securities not traded on foreign exchanges, including 144As and foreign income securities, are valued on the basis of the average of at least two market maker quotes and/or the portal system. London closing exchange rates are used to convert foreign currencies to U.S. dollars.

DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Directors. If a pricing service is not able to provide a price for a debt security, the value shall be determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest asked quotations obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the asked quotations provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities generally are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less. SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, shall be valued at fair market value as determined in good faith by the Board of Directors or pursuant to procedures approved by the Board of Directors.


PRICING SERVICES. The Company's Board of Directors periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

MONEY MARKET FUND. The Board of Directors has adopted a policy that requires that the Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Fund's shareholders in the daily dividend, the value of the Fund's assets, and thus its net asset value per share, generally will remain constant. No assurances can be provided that the Fund will be able to maintain a stable $1.00 per share net asset value. This method may result in periods during which the value of the Fund's securities, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      In connection with its use of the amortized cost method, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only portfolio securities having remaining maturities of 397 calendar days or less, and invest only in securities, whether rated or unrated, determined by the Board of Directors to be of high quality with minimal credit risks. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors at such intervals as it may deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or may otherwise be unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

OPTIONS. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

      When the Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. Unless an account is not subject to income taxes, shareholders must include all dividends and capital gains distributions in taxable income for federal, state and local income tax purposes.


      Distributions paid from a Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) are taxable as ordinary income whether received in cash or additional shares. Qualified dividends from domestic corporations and certain qualified foreign corporations will be taxed at a reduced rate. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable as long-term capital gain, regardless of the length of time the shareholder has held his Fund shares at the time of the distribution, whether received in cash or additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of that Fund on the reinvestment date.


      Any loss realized by a shareholder upon the disposition of shares held for six months or less from the date of his or her purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      A  portion  of  a  Fund's   dividends   may  qualify  for  the   corporate
dividends-received deduction; however, the alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.

      All dividends and distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution of such realized capital gains, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. Distributions generally are taxable in the year in which they are received, regardless of whether received in cash or reinvested in additional shares. However, dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year will be taxable as though received by shareholders on December 31 of the calendar year in which the dividends were declared.

      While the Funds intend to make distributions at the times set forth in the Prospectuses, those times may be changed at each Fund's discretion. The Funds intend to distribute substantially all investment company taxable income and net realized capital gains. Through such distributions, and by meeting certain other requirements, each Fund intends to continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). In each year in which a Fund so qualifies, it will not be subject to federal income tax upon the amounts so distributed to investors. The Code contains a number of complex tests to determine whether a

Fund will so qualify, and a Fund might not meet those tests in a particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Qualification as a regulated investment company does not involve supervision by any governmental authority either of the Company's management or of the Funds' investment policies and practices.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to continue to make distributions in accordance with this requirement. However, the Company's Board of Directors and Founders could determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Certain options and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, with some exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

      The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Requirements   related  to  the  Funds'  status  as  regulated  investment companies may limit the extent to which any particular Fund will be able to engage in transactions in options and forward contracts.

      The Funds intend to accrue dividend income for Federal income tax purposes in accordance with Code rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as income.

      Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the position and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make any ordinary income dividend distributions. Such distributions made before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


      A Fund may be required to withhold federal income tax at the rate of 29% in 2004 and 2005 (28% in 2006 - 2010) of all taxable distributions and gross proceeds from the disposition of Fund shares payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that a shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.


      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      Certain Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Money Market Fund will declare a dividend of its investment company taxable income on a daily basis, and shareholders of record begin receiving dividends no later than the next day following the day when the purchase is effected. The dividend declared at 4:00 p.m. Eastern time will be deducted immediately before the net asset value calculation is made. Shareholders will receive dividends in additional shares, unless they elect to receive cash by notifying DTI in writing. Dividends will be reinvested monthly on the last business day of each month at the per share net asset value on that date. If cash payment is requested, checks will be mailed as soon as possible after the end of the month. If a shareholder redeems his entire account, all dividends declared to the effective date of redemption will be paid at that time. Shareholders will receive quarterly statements of account activity, including information on dividends paid or reinvested. Shareholders also will receive confirmations after each transaction, except as stated in the applicable Prospectus. Tax information will be provided annually.

      Money Market Fund's net income consists of all interest income accrued (including accrued discount earned and premium amortized), plus or minus all short-term realized gains and losses on portfolio assets, less accrued expenses. The amount of the daily dividend will fluctuate. To the extent necessary to attempt to maintain a net asset value of $1.00 per share, the Board of Directors may consider the advisability of temporarily reducing or suspending payment of daily dividends.

      DSC may provide the Funds' shareholders with information concerning the average cost basis of their shares to assist them in preparing their tax returns. This information is intended as a convenience to the Funds' shareholders and will not be reported to the IRS. The IRS permits the use of several methods in determining the cost basis of mutual fund shares. Cost basis information provided by DSC will be computed using the single-category average cost method, although neither DSC nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a Fund's shareholder has reported gains or losses from investments in the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      The treatment of any ordinary dividends and capital gains distributions to shareholders from a Fund under the various state and local income tax laws may not parallel that under federal law. In addition, distributions from a Fund may be subject to additional state, local, and foreign taxes, depending upon each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

--------------------------------------------------------------------------------
                        YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      The Company may, from time to time, include the yield or total return of the Funds in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Government Securities and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2[(1 + A-B)^6 - 1]
                     ---
                     cd
where       a =   dividends and interest earned during the period,

            b =   expenses accrued for the period (net of  reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.


      The yields of the Balanced and Government Securities Funds for the 30 days ended December 31, 2003 were 0.30% and 2.06%, respectively.

      For the seven day period ended December 31, 2003, the Money Market Fund's yield was 0.28% and its effective yield was 0.27%. The Money Market Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven day calendar period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return, calculated as described above, raising that sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:


      EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7] -1

      Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and may also be expressed for other periods. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. A Class's average annual total return figures calculated in accordance with this formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

      Aggregate total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns include applicable sales loads. Actual after-tax returns depend on the investor's individual tax situation. The after-tax return information does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

      Prior to December 31, 1999, the Company offered a single Class of shares of each Fund without a separate designation. This Class was redesignated as Class F shares on December 31, 1999. The following were the aggregate total returns since inception and average annual total returns of each Fund's Classes of shares for the 1, 5, and 10 year (or Life of Fund) periods ended December 31, 2003, including average annual returns after taxes on distributions, and after taxes on distributions and redemptions:



                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years

BALANCED FUND
Class A returns      -21.53%         -26.05%          11.94%      N/A            -7.27%*
before taxes

Class A returns      N/A             -27.16%          11.76%      N/A            -7.62%*
after taxes on
distributions

Class A returns      N/A             -22.78%           7.85%      N/A            -6.26%*
after taxes on
distributions
and sale of
fund shares

Class B returns      -23.87%         -26.10%          13.76%      N/A            -7.28%*
before taxes

Class B returns      N/A             -26.74%          13.73%      N/A            -7.48%*
after taxes on
distributions

Class B returns      N/A             -22.55%           8.95%      N/A            -6.19%*
after taxes on
distributions
and sale of
fund shares

Class C returns      -25.22%         -25.22%          16.59%      N/A            -7.01%*
before taxes

Class C returns      N/A             -25.74%          16.59%      N/A            -7.17%*
after taxes on
distributions


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class C returns      N/A             -21.73%          10.79%      N/A            -5.94%*
after taxes on
distributions
and sale of
fund shares

Class F returns      N/A             N/A              18.96%       -4.98%         4.51%
before taxes a

Class F returns      N/A             N/A              18.71%       -6.09%         2.41%
after taxes on
distributions

Class F returns      N/A             N/A              12.46%       -4.68%         2.70%
after taxes on
distributions
and sale of
fund shares

Class R returns      -22.10%         -22.10%          18.12%      N/A            -6.05%*
before taxes

Class R returns      N/A             -23.18%          18.01%      N/A            -6.38%*
after taxes on
distributions

Class R returns      N/A             -19.40%          11.82%      N/A            -5.25%*
after taxes on
distributions
and sale of
fund shares

Class T returns      -20.74%         -24.28%          12.42%      N/A            -6.72%*
before taxes

Class T returns      N/A             -25.03%          12.41%      N/A            -6.95%*
after taxes on
distributions

Class T returns      N/A             -21.08%           8.08%      N/A            -5.75%*
after taxes on
distributions
and sale of
fund shares

DISCOVERY FUND

Class A returns    -31.02%           -34.98%          28.59%      N/A           -10.20%*
before taxes


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class A returns      N/A             -36.41%          28.59%      N/A           -10.70%*
after taxes on
distributions

Class A returns      N/A             -30.28%          18.59%      N/A            -8.62%*
after taxes on
distributions
and sale of
fund shares

Class B returns      -33.42%         -35.26%          31.05%      N/A           -10.30%*
before taxes

Class B returns      N/A             -36.74%          31.05%      N/A           -10.82%*
after taxes on
distributions

Class B returns      N/A             -30.52%          20.18%      N/A            -8.70%*
after taxes on
distributions
and sale of
fund shares

Class C returns      -33.36%         -33.36%          34.16%      N/A            -9.65%*
before taxes

Class C returns      N/A             -34.85%          34.16%      N/A           -10.16%*
after taxes on
distributions

Class C returns      N/A             -28.91%          22.20%      N/A            -8.18%*
after taxes on
distributions
and sale of
fund shares

Class F returns      490.05 b        N/A              36.45%        6.03%         9.66%
before taxes

Class F returns      N/A             N/A              36.45%        4.52%         7.39%
after taxes on
distributions

Class F returns      N/A             N/A              23.69%        4.53%         7.26%
after taxes on
distributions
and sale of
fund shares

Class R returns      -30.29%         -30.29%          36.87%      N/A            -8.63%*
before taxes


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class R returns      N/A             -31.83%          36.87%      N/A            -9.13%*
after taxes on
distributions

Class R returns      N/A             -26.34%          23.96%      N/A            -7.36%*
after taxes on
distributions
and sale of
fund shares

Class T returns      -32.31%         -35.36%          29.83%      N/A           -10.33%*
before taxes

Class T returns      N/A             -36.78%          29.83%      N/A           -10.83%*
after taxes on
distributions

Class T returns      N/A             -30.59%          19.39%      N/A            -8.72%*
after taxes on
distributions
and sale of
fund shares

GOVERNMENT
SECURITIES

Class F returns      157.56% c       N/A               2.03%        5.06%         4.78%
before taxes

Class F returns      N/A             N/A               0.83%        3.32%         2.89%
after taxes on
distributions

Class F returns      N/A             N/A               1.31%        3.22%         2.86%
after taxes on
distributions
and sale of
fund shares

GROWTH

Class A returns      -49.24%         -52.16%          23.61%      N/A           -16.83%*
before taxes

Class A returns      N/A             -54.45%          23.61%      N/A           -17.85%*
after taxes on
distributions

Class A returns      N/A             -44.76%          15.35%      N/A           -13.79%*
after taxes on
distributions
and sale of
fund shares


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class B returns      -50.67%         -51.87%          26.14%      N/A           -16.71%*
before taxes

Class B returns      N/A             -54.24%          26.14%      N/A           -17.75%*
after taxes on
distributions

Class B returns      N/A             -44.49%          16.99%      N/A           -13.68%*
after taxes on
distributions
and sale of
fund shares

Class C returns      -50.78%         -50.78%          29.04%      N/A           -16.24%*
before taxes

Class C returns      N/A             -53.14%          29.04%      N/A           -17.26%*
after taxes on
distributions

Class C returns      N/A             -43.56%          18.88%      N/A           -13.32%*
after taxes on
distributions
and sale of
fund shares

Class F returns      N/A             N/A              31.42%       -6.65%         6.29
before taxes d

Class F returns      N/A             N/A              31.42%       -8.34%         3.84%
after taxes on
distributions

Class F returns      N/A             N/A              20.42%       -5.74%         4.55%
after taxes on
distributions
and sale of
fund shares

Class R returns      -48.74%         -48.74%          31.87%      N/A           -15.39%*
before taxes

Class R returns      N/A             -51.19%          31.87%      N/A           -16.41%*
after taxes on
distributions

Class R returns      N/A             -41.89%          20.71%      N/A           -12.69%*
after taxes on
distributions
and sale of
fund shares


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class T returns      -50.82%         -53.05%          24.57%      N/A           -17.22%*
before taxes

Class T returns      N/A             -55.29%          24.57%      N/A           -18.23%*
after taxes on
distributions

Class T returns      N/A             -45.46%          15.97%      N/A           -14.06%*
after taxes on
distributions
and sale of
fund shares

GROWTH AND
INCOME

Class A returns      -36.54%         -40.16%          23.01%      N/A           -12.05%*
before taxes

Class A returns      N/A             -41.00%          23.01%      N/A           -12.36%*
after taxes on
distributions

Class A returns      N/A             -34.20%          14.96%      N/A            -9.94%*
after taxes on
distributions
and sale of
fund shares

Class B returns      -37.75%         -39.48%          25.41%      N/A           -11.80%*
before taxes

Class B returns      N/A             -40.37%          25.41%      N/A           -12.13%*
after taxes on
distributions

Class B returns      N/A             -33.63%          16.52%      N/A            -9.74%*
after taxes on
distributions
and sale of
fund shares

Class C returns      -38.89%         -38.89%          28.34%      N/A           -11.58%*
before taxes

Class C returns      N/A             -39.76%          28.34%      N/A           -11.90%*
after taxes on
distributions


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class C returns      N/A             -33.11%          18.42%      N/A            -9.56%*
after taxes on
distributions
and sale of
fund shares

Class F returns      N/A             N/A              30.67%       -5.73%         5.39%
before taxes e

Class F returns      N/A             N/A              30.64%       -6.50%         2.43%
after taxes on
distributions

Class F returns      N/A             N/A              19.94%       -4.92%         3.11%
after taxes on
distributions
and sale of
fund shares

Class R returns      -35.98%         -35.98%          30.55%      N/A           -10.55%*
before taxes

Class R returns      N/A             -36.88%          30.55%      N/A           -10.87%*
after taxes on
distributions

Class R returns      N/A             -30.67%          19.86%      N/A            -8.75%*
after taxes on
distributions
and sale of
fund shares

Class T returns      -38.05%         -40.85%          23.38%      N/A           -12.30%*
before taxes

Class T returns      N/A             -41.69%          23.38%      N/A           -12.61%*
after taxes on
distributions

Class T returns      N/A             -34.78%          15.20%      N/A           -10.13%*
after taxes on
distributions
and sale of
fund shares

INTERNATIONAL
EQUITY

Class A returns      -43.68%         -46.91%          28.95%      N/A           -14.64%*

before taxes


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years

Class A returns      N/A             -48.99%          28.81%      N/A           -15.49%*

after taxes on
distributions


Class A returns      N/A             -40.66%          19.00%      N/A           -12.23%*
after taxes on
distributions
and sale of
fund shares

Class B returns      -45.34%         -46.78%          31.95%      N/A           -14.59%*
before taxes

Class B returns      N/A             -48.85%          31.93%      N/A           -15.43%*
after taxes on
distributions

Class B returns      N/A             -40.53%          20.79%      N/A           -12.18%*
after taxes on
distributions
and sale of
fund shares

Class C returns      -45.48%         -45.48%          34.76%      N/A           -14.07%*
before taxes

Class C returns      N/A             -47.54%          34.76%      N/A           -14.90%*
after taxes on
distributions

Class C returns      N/A             -39.43%          22.59%      N/A           -11.78%*
after taxes on
distributions
and sale of
fund shares

Class F returns       44.25% f       N/A              37.17%       -2.19%         4.69% f
before taxes

Class F returns       29.03% f       N/A              37.02%       -3.53%         3.24% f
after taxes on
distributions

Class F returns      N/A             N/A             -24.35%       -2.24%         3.49% f
after taxes on
distributions
and sale of
fund shares

Class R returns      N/A             -43.17%          37.27%      N/A           -13.17%*
before taxes


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class R returns      N/A             -45.45%          37.07%      N/A           -14.06%*
after taxes on
distributions

Class R returns      N/A             -37.57%          24.47%      N/A           -11.11%*
after taxes on
distributions
and sale of
fund shares

Class T returns      -44.25%         -46.77%          30.37%      N/A           -14.58%*
before taxes

Class T returns      N/A             -48.81%          30.27%      N/A           -15.42%*
after taxes on

distributions*


Class T returns      N/A             -40.52%          19.88%      N/A           -12.18%*

after taxes on
distributions
and sale of
fund shares*

MID-CAP GROWTH
FUND

Class A returns      -38.44%.        -41.98%          28.47%      N/A           -12.72%*
before taxes

Class A returns      N/A             -47.96%          28.47%      N/A           -15.07%*
after taxes on
distributions

Class A returns      N/A             -38.23%          18.50%      N/A           -11.35%*
after taxes on
distributions
and sale of
fund shares

Class B returns      -39.77%         -40.96%          31.04%      N/A           -12.34%*
before taxes

Class B returns      N/A             -47.22%          31.04%      N/A           -14.76%*
after taxes on
distributions


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class B returns      N/A             -37.44%          20.18%      N/A           -11.06%*
after taxes on
distributions
and sale of
fund shares

Class C returns      -40.65%         -40.65%          34.20%      N/A           -12.23%*
before taxes
Class C returns      N/A             -46.82%          34.20%      N/A           -14.60%*
after taxes on
distributions

Class C returns      N/A             -37.10%          22.23%      N/A           -10.94%*
after taxes on
distributions
and sale of
fund shares

Class F returns      N/A             N/A              36.64%       -2.27%         3.47%
before taxes g

Class F returns      N/A             N/A              36.64%       -5.59%         0.03%
after taxes on
distributions

Class F returns      N/A             N/A              23.82%       -3.26%         1.28%
after taxes on
distributions
and sale of
fund shares

Class R returns      -37.79%         -37.79%          36.40%      N/A           -11.19%*
before taxes

Class R returns      N/A             -44.19%          36.40%      N/A           -13.57%*
after taxes on
distributions

Class R returns      N/A             -34.87%          23.66%      N/A           -10.17%*
after taxes on
distributions
and sale of
fund shares

Class T returns      -40.62%         -43.30%          28.90%      N/A           -13.22%*
before taxes


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class T returns      N/A             -49.16%          28.90%      N/A           -15.56%*
after taxes on
distributions

Class T returns      N/A             -39.22%          18.78%      N/A           -11.70%*
after taxes on
distributions
and sale of
fund shares


MONEY MARKET
FUND


Class F h            N/A             N/A               0.34%        2.92%         3.75%


PASSPORT FUND

Class A returns      -29.31%         -33.38%          64.81%      N/A            -9.66%*
before taxes

Class A returns      N/A             -36.54%          64.81%      N/A           -10.75%*
after taxes on
distributions

Class A returns      N/A             -30.32%          42.13%      N/A            -8.64%*
after taxes on
distributions
and sale of
fund shares

Class B returns      -31.49%         -33.29%          69.46%      N/A            -9.63%*
before taxes

Class B returns      N/A             -36.57%          69.46%      N/A           -10.76%*
after taxes on
distributions

Class B returns      N/A             -30.30%          45.15%      N/A            -8.63%*
after taxes on
distributions
and sale of
fund shares

Class C returns      -31.63%         -31.63%          72.52%      N/A            -9.07%*
before taxes

Class C returns      N/A             -34.90%          72.52%      N/A           -10.17%*
after taxes on
distributions

Class C returns      N/A             -28.88%          47.14%      N/A            -8.17%*
after taxes on
distributions
and sale of
fund shares


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class F returns      113.64% i       N/A              75.15%        5.79%         7.33%
before taxes

Class F returns      N/A             N/A              75.15%        3.75%         6.09%
after taxes on
distributions

Class F returns      N/A             N/A              48.85%        4.08%         5.89%
after taxes on
distributions
and sale of
fund shares

Class R returns      -31.42%         -31.42%          75.60%      N/A            -9.00%*
before taxes

Class R returns      N/A             -34.67%          75.60%      N/A           -10.10%*
after taxes on
distributions

Class R returns      N/A             -28.68%          49.14%      N/A            -8.10%*
after taxes on
distributions
and sale of
fund shares

Class T returns      -31.97%         -35.03%          66.26%      N/A           -10.22%*
before taxes

Class T returns      N/A             -38.12%          66.26%      N/A           -11.31%*
after taxes on
distributions

Class T returns      N/A             -31.65%          43.07%      N/A            -9.08%*
after taxes on
distributions
and sale of
fund shares


WORLDWIDE
GROWTH FUND

Class A returns      -43.62%         -46.87%          28.88%      N/A           -14.62%*
before taxes

Class A returns      N/A             -49.97%          28.88%      N/A           -15.90%*
after taxes on
distributions


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years
Class A returns      N/A             -40.94%          18.77%      N/A           -12.34%*
after taxes on
distributions
and sale of
fund shares

Class B returns      -45.27%         -46.58%          31.71%      N/A           -14.51%*
before taxes

Class B returns      N/A             -49.81%          31.71%      N/A           -15.83%*
after taxes on
distributions

Class B returns      N/A             -40.71%          20.61%      N/A           -12.25%*
after taxes on
distributions
and sale of
fund shares

Class C returns      -46.30%         -46.30%          34.80%      N/A           -14.39%*
before taxes

Class C returns      N/A             -49.47%          34.80%      N/A           -15.69%*
after taxes on
distributions

Class C returns      N/A             -40.42%          22.62%      N/A           -12.14%*
after taxes on
distributions
and sale of
fund shares

Class F returns      160.31% j       N/A              36.97%       -3.37%         3.22%
before taxes

Class F returns      N/A             N/A              36.97%       -5.51%         1.29%
after taxes on
distributions

Class F returns      N/A             N/A              24.03%       -3.20%         2.22%
after taxes on
distributions
and sale of
fund shares

Class R returns      -42.50%         -42.50%          37.44%      N/A           -12.92%*
before taxes

Class R returns      N/A             -45.87%          37.44%      N/A           -14.23%*
after taxes on
distributions


                                     Aggregate
                     Aggregate    Total Return
                   Total Return        Since                                  Average
                       Since         Inception                                Annual
                     Inception       Based on                                 Total
                   Based on Net       Maximum                                 Return
                    Asset Value      Offering      Average                    for 10
                     (without       Price (with    Annual         Average     Years or
                   deduction of    deduction of    Total          Annual      Life of
                      maximum         maximum      Return          Total      Fund if
                    sales load      sales load     for One      Return for    less than
      Fund           or CDSC)        or CDSC)         Year        5 Years      10 years

Class R returns      N/A             -37.36%          24.34%      N/A           -11.04%*
after taxes on
distributions
and sale of
fund shares

Class T returns      -46.76%         -49.16%          29.90%      N/A           -15.56%*
before taxes

Class T returns      N/A             -52.15%          29.90%      N/A           -16.83%*
after taxes on
distributions

Class T returns      N/A             -42.77%          19.44%      N/A           -13.02%*
after taxes on
distributions
and sale of
fund shares


*  Inception date 12/31/99.

a) Inception date 2/19/63; b) Inception date 12/29/89; c) Inception date 3/1/88;
d) Inception date 1/5/62;  e) Inception date 7/5/38; f) Inception date 12/29/95;
g) Inception date 9/8/61; h) Inception date 6/23/81; i) Inception date 11/16/93;
j) Inception date 12/29/89

      Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      CODE OF ETHICS

            The Company, Founders and DSC each have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit the personnel subject to the respective codes to invest in securities, including securities that may be purchased or held by the Funds. The provisions of the respective codes are summarized below.

      MELLON SECURITIES TRADING POLICY.


            Mellon Financial Corporation ("Mellon"), the ultimate parent company of Founders and DSC, has a comprehensive policy concerning personal securities trading to which each of Founders' and DSC's employees is subject. The procedures established by this policy are intended to detect and prevent conflicts of interest and activities prohibited by the federal securities laws. Founders, DSC, their related persons and their other employees may, under certain circumstances and consistent with the requirements of this policy, purchase or sell securities for themselves that Founders also recommends to clients.

            Founders and DSC, as indirect subsidiaries of Mellon, are parts of a diversified financial services organization. While certain requirements of the policy are generally applicable to all Mellon employees, because responsibilities vary among business areas, the policy imposes different requirements and limitations on employees based on the nature of their business activities. However, the purposes underlying these procedures are the same: preventing an employee from placing his or her interests above those of any client and avoiding even the appearance of impropriety.
      Portfolio managers and analysts are subject to the most extensive procedures under this policy. The provisions of the policy apply to transactions in an employee's name, as well as to transactions in all other accounts in which the employee has a beneficial interest or which the employee may influence or control. Since Founders serves as investment adviser to the Funds, the principal elements of the policy applicable to Founders' personnel are summarized below. Employees of DSC generally do not have access to information concerning Founders' trading activities for its clients.

            Founders' officers, Board of Managers members and employees who, in the normal course of their job responsibilities, receive material nonpublic information concerning Founders' trading in securities for the accounts of others (collectively, "investment employees"), as well as portfolio managers and analysts, are generally required to obtain prior written authorization for all personal securities transactions from designated pre-clearance officers. Such approval expires at the close of business on the next day. Prior approval is not required for transactions in shares in U.S. government securities, shares of open end investment companies, non-affiliated closed end investment companies, municipal bonds, index securities, and certain other securities. Additionally, prior authorization is not required for securities transactions over which an employee has no direct or indirect control over the investment decision making process.


            Pre-clearance officers consult a "restricted list" to determine whether or not to grant trading authorization. In general, employees will not be given clearance to trade in any security that is on the restricted list or for which there is a pending buy or sell order. This provision does not apply to certain de minimis transactions, as defined in the policy.

            Certain types of trading strategies are discouraged under the policy. For example, portfolio managers, analysts and investment employees are prohibited from engaging in short-term trading, which is defined under the policy as any purchasing and selling, or selling and purchasing, of the same or equivalent securities within a sixty (60) calendar day period. Profits derived from short-term trading must be surrendered. Furthermore, portfolio managers generally are prohibited from buying or selling a security within seven calendar days before or after any of their managed accounts trade in the security. All employees are prohibited from investing in initial public offerings without prior approval, which is granted in only very limited circumstances.

            Portfolio managers, analysts and investment employees are required to report their personal holdings of non-exempt securities, and to have duplicate copies of confirmations and statements for their brokerage accounts sent to Founders' compliance department. Transactions which are not completed through brokerage accounts, such as inheritances, must be reported within 10 days.


            Founders, in conjunction with Mellon, also has established an Investment Ethics Committee having authority and oversight responsibility with respect to personal securities trading by investment decision making personnel (generally, portfolio managers and analysts) designated by the Investment Ethics Committee as Access Decision Makers ("ADMs"). The Investment Ethics Committee has established practices that apply to ADMs, in addition to the standards set by the securities trading policy. These practices: (i) prohibit Founders' ADMs from acquiring in a private placement any security of an issuer in which any of Founders' managed funds or accounts is authorized to invest; (ii) prohibit certain designated ADMs from voluntarily acquiring securities of an issuer with a common equity capitalization of $100 million or less without prior written approval from the Investment Ethics Committee; and (iii) require ADMs to report on a quarterly basis (a) personal holdings and transactions in securities that were also recommended for a transaction or held in a portfolio managed by the ADM during the quarter; (b) private placement holdings; (c) personal holdings in securities of an issuer with common equity market capitalization of $250 million or less; and (d) securities held outside of brokerage accounts. Subject to certain exceptions, ADMs are also required to disclose contemporaneously their personal interest in certain securities prior to making or acting upon portfolio recommendations in the same or equivalent securities.

      COMPANY CODE OF ETHICS.

            The Company has adopted a Code of Ethics applicable to the Independent Directors of the Company. The Company's Code is intended to prevent Independent Directors from engaging in any personal securities transactions or other activities which might conflict with or adversely affect the interests of the Company and Fund shareholders. An Independent Director may not purchase or sell any security which he or she knows is then being purchased or sold, or being considered for purchase and sale, by any Fund. An Independent Director must report a personal securities transaction if, at the time of the transaction, the Director knew or should have known that during the 15 days preceding the transaction, such security was purchased or sold, or considered for purchase or sale, by any Fund.


      PROXY VOTING

            The Board of Directors of the Company has delegated to Founders the authority to vote proxies of companies held in the Funds' portfolios. Founders, through its participation on Mellon's Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the Funds.

            Founders recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

            Founders seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Founders Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

            All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or Founders' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC may review proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Founders weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

            When evaluating  proposals,  the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

            On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

            In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

      INDEPENDENT ACCOUNTANTS

            PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, 80202, acts as independent accountants for the Company. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee and Investment Integrity Committee of the Board of Directors.

      REGISTRATION STATEMENT


            A Registration Statement (Form N-1A) under the 1933 Act has been filed with the SEC, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

      APPENDIX


      RATINGS OF LONG-TERM OBLIGATIONS


            The following are  nationally  recognized  statistical  rating

      organizations   ("NRSROs"):   Fitch   Ratings   ("Fitch"),   Moody's

      Investors  Service,  Inc.  ("Moody's"),  Standard  & Poor's  Ratings
      Services   ("S&P"),   and  Dominion  Bond  Rating  Service   Limited
      ("DBRS").


            Guidelines for Moody's and S&P ratings are described below. For DBRS, ratings correspond exactly to S&P's format from AAA through D. For Fitch, ratings correspond exactly to S&P's format from AAA through CCC. Because the Funds cannot purchase securities rated below B, ratings from Fitch and DBRS can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. A security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

            The four highest long-term ratings of Moody's and S&P are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

      MOODY'S. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default. The following are Moody's long-term credit rating definitions for its six highest ratings:

            Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk

            Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

            A -- Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

            Baa -- Obligations rated Baa are considered medium-grade and as such may possess certain speculative characteristics.

            Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

            B -- Obligations rated B are considered speculative and are subject to high credit risk.

            Note: Moody's appends the numerical modifiers 1, 2 and 3 to each rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that rating category.

      STANDARD & POOR'S. Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. The following are S&P's long-term credit rating definitions for its six highest ratings:

            AAA -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            AA -- An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which would lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            Note: The ratings may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

      RATINGS OF SHORT-TERM OBLIGATIONS

            The same nationally recognized statistical rating organizations (NRSROs) are used for short-term obligations as for long-term obligations:
      Fitch, Moody's, S&P, and DBRS. The ratings that would constitute the highest short-term rating category are F1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and R-1 (DBRS).

            MOODY'S. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following are Moody's short-term credit rating definitions for its three highest ratings:

            P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

            P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

            P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

            STANDARD & POOR'S. The following are S&P's short-term credit rating definitions for its three highest ratings:

            A-1 -- A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

            A-3 -- A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                            PART C: OTHER INFORMATION

ITEM 23.    EXHIBITS

      (a) (1) Articles of Incorporation of Founders Funds, Inc., dated June 19, 1987.1

          (2) Articles Supplementary to the Articles of Incorporation, filed November 25, 1987.1

          (3) Articles Supplementary to the Articles of Incorporation, filed February 25, 1988.1

          (4) Articles Supplementary to the Articles of Incorporation, filed December 12, 1989.1

          (5) Articles Supplementary to the Articles of Incorporation, filed May 3, 1990.1

          (6) Articles Supplementary to the Articles of Incorporation, filed September 22, 1993.1

          (7) Articles Supplementary to the Articles of Incorporation, filed December 27, 1995.1

          (8) Articles Supplementary to the Articles of Incorporation, filed May 20,1996.2

          (9) Articles Supplementary to the Articles of Incorporation, filed October 21, 1996.2

          (10) Articles Supplementary to the Articles of Incorporation, filed April 9, 1997.3

          (11) Articles of Amendment to Articles of Incorporation, filed April 22, 1999.5

          (12) Articles Supplementary to Articles of Incorporation, filed October 25, 1999.6

          (13) Articles Supplementary to Articles of Incorporation, filed December 29, 1999.6

          (14) Articles of Amendment to Articles of Incorporation, filed December 29, 1999.6

      (b)         By-Laws of Dreyfus  Founders Funds,  Inc., as amended March 7,
                  2003.


      (c) Provisions defining the rights of holders of securities are contained in Article Fifth of the Registrant's Articles of Incorporation, as amended, the Articles Supplementary to Articles of Incorporation filed October 25, 1999, and Articles II, IV, VI and IX of the Registrant's Bylaws.

      (d) (1) Investment Advisory Agreement between Dreyfus Founders Funds, Inc. and Founders Asset Management LLC, dated April 1, 1998.4

          (2) Amended and Restated Appendix 1 to Dreyfus Founders Funds, Inc. Investment Advisory Agreement, dated December 31, 1999.7

      (e) (1) Underwriting Agreement between Dreyfus Founders Funds, Inc. and Dreyfus Service Corporation, dated March 22, 2000.8

          (2) Form of Distribution and Shareholder Support Agreement for Dreyfus Founders Funds, Inc. - Class F Shares.

          (3)     Form of  Broker-Dealer  Agreement for Dreyfus  Founders Funds,
                  Inc.8

          (4) Form of Bank Affiliated Broker-Dealer Agreement for Dreyfus Founders Funds, Inc.8

          (5)     Form of Bank Agreement for Dreyfus Founders Funds, Inc.8

      (f) Not applicable.


      (g) Mutual Fund Custody and Services Agreement between Dreyfus Founders Funds, Inc. and Mellon Bank, N.A., dated September 1, 2002. 9

      (h) (1) Shareholder Services Agreement between Dreyfus Founders Funds, Inc. and Dreyfus Service Corporation, dated May 1, 2003.

          (2) Second Amended and Restated Fund Accounting and Administrative Services Agreement between Dreyfus Founders Funds, Inc. and Founders Asset Management LLC, dated August 2, 2002.

          (3)     Shareholder Services Plan, dated December 31, 1999.5


      (i)         Opinion  and  consent  of Moye,  Giles,  O'Keefe,  Vermeire  &
                  Gorrell. 5

      (j)         Consent of Independent Accountants.

      (k)         Not applicable.

      (l) Investment letters from MBC Investment Corporation, dated December 30, 1999.7

      (m) (1) Amended and Restated Dreyfus Founders Funds, Inc. Rule 12b-1 Distribution Plan (For Class F Shares Only),

                  dated May 17, 2002. 9


          (2) Dreyfus Founders Funds, Inc. Distribution Plan for Classes B, C and T, dated December 31, 1999.5


      (n)         Dreyfus  Founders Funds,  Inc. Rule 18f-3 Plan, as amended May
                  16, 2003.

      (p) (1) Code of Ethics for the Independent Directors of Dreyfus Founders Funds, Inc., effective September 1, 2003.

          (2)     Mellon  Financial   Corporation   Securities  Trading  Policy,
                  September 2003.

          (3) Mellon Financial Corporation Securities Trading Policy - Access Decision Maker Edition, September 2003.


--------------
   1 Filed previously on EDGAR with Post-Effective Amendment No. 60 to the Registration Statement on April 29, 1996 and incorporated herein by reference.

   2 Filed previously on EDGAR with Post-Effective Amendment No. 62 to the Registration Statement on February 24, 1997 and incorporated herein by reference.

   3 Filed previously on EDGAR with Post-Effective Amendment No. 63 to the Registration Statement on February 27, 1998 and incorporated herein by reference.

   4 Filed previously on EDGAR with Post-Effective Amendment No. 64 to the Registration Statement on February 22, 1999 and incorporated herein by reference.

   5 Filed previously on EDGAR with Post-Effective Amendment No. 65 to the Registration Statement on October 7, 1999 and incorporated herein by reference.

   6 Filed previously on EDGAR with Post-Effective Amendment No. 66 to the Registration Statement on December 29, 1999 and incorporated herein by reference.

   7 Filed previously on EDGAR with Post-Effective Amendment No. 67 to the Registration Statement on February 29, 2000 and incorporated herein by reference.

   8 Filed previously on EDGAR with Post-Effective Amendment No. 68 to the Registration Statement on February 28, 2001 and incorporated herein by reference.


   9 Filed previously on EDGAR with Post-Effective Amendment No. 71 to the Registration Statement on February 28, 2003 and incorporated herein by reference.




ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
--------    -----------------------------------------------------------

      Registrant knows of no person or group of persons directly or indirectly controlled by or under common control with the Registrant or any Fund within the meaning of this item.

ITEM 25.    INDEMNIFICATION


      Indemnification provisions for officers, directors, employees, and agents of the Registrant are set forth in Article XII of the Bylaws of the

      Registrant, which Bylaws are filed as Exhibit b to this Post-Effective Amendment No. 72. Section 12.01 of Article XII of the Bylaws provides that the Registrant shall indemnify each person who is or was a director, officer, employee or agent of the Registrant against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the full extent permitted by Section 2-418 of the General Corporation Law of Maryland or any other applicable law. However, notwithstanding any provisions in Article XII to the contrary, no officer, director, employee, and/or agent of the Registrant shall be indemnified by the Registrant in violation of sections 17(h) and (i) of the Investment Company Act of 1940, as amended.


      Pursuant to the Underwriting Agreement between the Registrant and Dreyfus Service Corporation ("DSC"), with certain exceptions, the Registrant has agreed to indemnify DSC against any liabilities and expenses arising out of any omissions of material facts or untrue statements made by the Registrant in its prospectus or registration statement.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
--------    ---------------------------------------------------------

      The management board and officers of Founders Asset Management LLC ("Founders"), investment adviser to the Registrant, include the following persons who hold positions with the Founders affiliates set forth below:

         NAME                OTHER BUSINESSES          POSITION HELD          DATES
-----------------------  --------------------------  -------------------  ---------------

ROBERT T. AMMANN         The Dreyfus Corporation5    Portfolio Manager    12/99 - 07/03


                         Mellon Bank, N.A.4          Portfolio Manager    07/00 -
                                                                          Present

STEPHEN R. BYERS         The Dreyfus Corporation5    Director, Vice       07/01 -
                                                     Chairman, and        Present
                                                     Chief Investment
                                                     Officer

                         Lighthouse Growth           Board of Managers    09/02 -
                         Advisors LLC5               President            Present 09/02
                                                                          - 11/02

                         Dreyfus Service             Senior Vice          03/00 -
                         Corporation5                President            Present


                         Dreyfus Investment          Chief Investment     02/02 -
                         Advisors, Inc.5             Officer and          Present
                                                     Director

STEPHEN E. CANTER        Mellon Financial            Vice Chairman        06/01 -
CHAIRMAN                 Corporation4                                     Present

                         Mellon Bank, N.A.4          Vice Chairman        06/01 -
                                                                          Present

         NAME                OTHER BUSINESSES          POSITION HELD          DATES
-----------------------  --------------------------  -------------------  ---------------

                         Mellon Growth Advisors,     Board Member         01/02 - 07/03

                         LLC1
                         Dreyfus Investment          Chairman of the      01/97 - 02/02
                         Advisors, Inc.5             Board                05/95 - 02/02
                                                     Director             05/95 - 02/02
                                                     President

                         Newton Management Limited   Director             02/99 -
                         London, England                                  Present


                         Mellon Bond Associates,     Executive            01/99 - 07/03
                         LLP4                        Committee Member


                         Mellon Equity               Executive            01/99 -
                         Associates, LLP4            Committee Member     Present

                         Franklin Portfolio          Director             02/99 -
                         Associates, LLC1                                 Present

                         Franklin Portfolio          Director             02/99 -
                         Holdings, Inc.1                                  Present

                         The Boston Company Asset    Director             02/99 -
                         Management, LLC1                                 Present

                         TBCAM Holdings, Inc.1       Director             02/99 -
                                                                          Present
                         Mellon Capital              Director             01/99 -
                         Management Corporation3                          Present

                         The Dreyfus Trust           Director             06/95 -
                         Company2                    Chairman             Present
                                                     President            01/99 -
                                                     Chief Executive      Present
                                                     Officer              01/99 -
                                                                          Present
                                                                          01/99 -
                                                                          Present

                         The Dreyfus Corporation5    Chairman of the      06/01 -
                                                     Board                Present
                                                     Chief Executive      06/01 -
                                                     Officer              Present
                                                     Chief Operating      01/99 -
                                                     Officer              Present
                                                     Director             01/99 -
                                                     Chief Investment     Present
                                                     Officer              05/95 - 06/01
                                                     President            05/95 - 09/01


                         Standish Mellon Asset       Board Manager        07/03 -
                         Management Company, LLC1                         Present

KENNETH R.               Dreyfus Service             Assistant            08/03 -
CHRISTOFFERSEN           Corporation                 Secretary            Present


         NAME                OTHER BUSINESSES          POSITION HELD          DATES
-----------------------  --------------------------  -------------------  ---------------
GREGORY P. CONTILLO      Dreyfus Service             Executive Vice       03/02 -
                         Corporation5                President            Present

                         Founders Asset              Executive Vice       09/99 - 02/02
                         Management LLC              President and
                                                     Chief Marketing
                                                     Officer


MICHAEL G. MILLARD       Dreyfus Service             Chairman of the      04/02 -
                         Corporation5                Board Chief          Present 04/02
                                                     Executive Officer    - Present
                                                     Director             08/00 -
                                                     Executive Vice       Present
                                                     President            08/00 - 05/02



                         Lighthouse Growth           Board of Managers    09/02 -
                         Advisors LLC5                 Vice President     Present 09/02

                                                                          - 11/02
                         Dreyfus Service             Director             04/02 -
                         Organization, Inc.                               Present
                         Dreyfus Insurance Agency    Director             04/02 -
                         of Massachusetts Inc.5                           Present

                         The Dreyfus Corporation5    President            04/02 -

                                                                          Present

                                                     Director             09/01 -
                                                                          Present
                         Boston Safe Advisers,       Director             10/01 -
                         Inc.5                                            Present


                         MBSC LLC5                   Manager, Board of    3/03 - Present
                                                     Managers

DAVID L. RAY             Dreyfus Service             Vice President       08/03 -
                         Corporation                                      Present

WILLIAM L. REITH         The Dreyfus Corporation5    Trader               01/00 - 07/03


                         Mellon Bank, N.A.4          Officer              10/01 -
                                                                          Present
RICHARD W. SABO          The Dreyfus Corporation5    Director             12/98 -
                                                                          Present

                         Dreyfus Service             Executive Vice       08/03 -
                         Corporation                 President            Present


RICHARD A. SAMPSON       Mellon Bank, N.A.4          Officer              07/00 -
                                                                          Present

         NAME                OTHER BUSINESSES          POSITION HELD          DATES
-----------------------  --------------------------  -------------------  ---------------

KEVIN S. SONNETT         The Dreyfus Corporation5    Portfolio Manager    12/99 - 07/03

LISA G. WARSHAFSKY       The Dreyfus Corporation5    Trader               02/99 - 07/03


                         Mellon Bank, N.A.4          Trader               09/99 -
                                                                          Present

      ---------------------------
      The address of the businesses so indicated are:
      1 One Boston Place, Boston, Massachusetts  02108
      2 144 Glenn Curtiss Boulevard, Uniondale, New York  11556-0144
      3 595 Market Street, Suite 3000, San Francisco, California 94105 4 One Mellon Bank Center, Pittsburgh, Pennsylvania 15258
      5 200 Park Avenue, New York, New York  10166


      Additional information concerning Founders and its officers can be found under "Fund Summaries" or "Management" in the Prospectuses and under "Directors and Officers - Officers" and "Investment Adviser, Distributor and Other Service Providers - Investment Adviser" in the Statement of Additional Information.

ITEM 27.    PRINCIPAL UNDERWRITERS


      (a)   Other  investment   companies  for  which   Registrant's   principal
            underwriter (exclusive distributor) acts as principal underwriter or investment adviser:

1.    Aegon/Transamerica Series Fund, Inc.
2.    Dreyfus 100% U.S. Treasury Money Market Fund
3.    Dreyfus A Bonds Plus, Inc.

4.    Dreyfus Appreciation  Fund, Inc.
5.    Dreyfus Balanced Fund, Inc.
6.    Dreyfus BASIC Money Market Fund, Inc.

7.    Dreyfus BASIC U.S. Government Money Market Fund
8.    Dreyfus BASIC U.S. Mortgage Securities Fund
9.    Dreyfus Bond Funds, Inc.

10.   Dreyfus California Intermediate Municipal Bond Fund
11.   Dreyfus California Municipal Income, Inc.
12.   Dreyfus California Tax Exempt Bond Fund, Inc.
13.   Dreyfus California Tax Exempt Money Market Fund
14.   Dreyfus Cash Management

15.   Dreyfus Cash Management Plus, Inc.
16.   Dreyfus Connecticut Intermediate Municipal Bond Fund
17.   Dreyfus Connecticut Municipal Money Market Fund, Inc.
18.   Dreyfus Fixed Income Securities
19.   Dreyfus Florida Intermediate Municipal Bond Fund
20.   Dreyfus Florida Municipal Money Market Fund
21.   Dreyfus GNMA Fund, Inc.

22.   Dreyfus Government Cash Management Funds
23.   Dreyfus Growth and Income Fund, Inc.
24.   Dreyfus Growth and Value Funds, Inc.
25.   Dreyfus Growth Opportunity Fund, Inc.
26.   Dreyfus High Yield Strategies Fund
27.   Dreyfus Institutional Cash Advantage Funds
28.   Dreyfus Index Funds, Inc.

29.   Dreyfus Institutional Money Market Fund
30.   Dreyfus Institutional Preferred Money Market Funds
31.   Dreyfus Insured Municipal Bond Fund, Inc.
32.   Dreyfus Intermediate Municipal Bond Fund, Inc.
33.   Dreyfus International Funds, Inc.

34.   Dreyfus Investment Grade Bond Funds, Inc.
35.   Dreyfus Investment Portfolios
36.   Dreyfus LifeTime Portfolios, Inc.
37.   Dreyfus Liquid Assets, Inc.
38.   Dreyfus Massachusetts Intermediate Municipal Bond Fund
39.   Dreyfus Massachusetts Municipal Money Market Fund
40.   Dreyfus Massachusetts Tax Exempt Bond Fund
41.   Dreyfus MidCap Index Fund, Inc.
42.   Dreyfus Money Market Instruments, Inc.
43.   Dreyfus Municipal Cash Management Plus
44.   Dreyfus Municipal Funds, Inc.
45.   Dreyfus Municipal Income, Inc.
46.   Dreyfus Municipal Money Market Fund, Inc.
47.   Dreyfus New Jersey Intermediate Municipal Bond Fund
48.   Dreyfus New Jersey Municipal Money Market Fund, Inc.
49.   Dreyfus New York Municipal Cash Management
50.   Dreyfus New York Municipal Income, Inc.
51.   Dreyfus New York Tax Exempt Bond Fund, Inc.
52.   Dreyfus New York Tax Exempt Intermediate Bond Fund
53.   Dreyfus New York Tax Exempt Money Market Fund
54.   Dreyfus Pennsylvania Intermediate Municipal Bond Fund
55.   Dreyfus Pennsylvania Municipal Money Market Fund
56.   Dreyfus Premier California Municipal Bond Fund
57.   Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

58.   Dreyfus Premier Equity Funds, Inc.
59.   Dreyfus Premier Fixed Income Funds
60.   Dreyfus Premier GNMA Fund
61.   Dreyfus Premier International Funds, Inc.
62.   Dreyfus Premier Municipal Bond Fund
63.   Dreyfus Premier New Leaders Fund, Inc.
64.   Dreyfus Premier New York Municipal Bond Fund
65.   Dreyfus Premier Opportunity Funds
66.   Dreyfus Premier Short-Intermediate Municipal Bond Fund
67.   Dreyfus Premier State Municipal Bond Fund
68.   Dreyfus Premier Third Century Fund, Inc.
69.   Dreyfus Premier Value Equity Funds
70.   Dreyfus Premier Worldwide Growth Fund, Inc.
71.   Dreyfus Short-Intermediate Government Fund
72.   Dreyfus Stock Index Fund, Inc.
73.   Dreyfus Strategic Municipal Bond Fund, Inc.
74.   Dreyfus Strategic Municipals, Inc.
75.   Dreyfus Tax Exempt Cash Management
76.   Dreyfus Treasury Cash Management
77.   Dreyfus Treasury Prime Cash Management
78.   Dreyfus 100% U.S. Treasury Money Market Fund
79.   Dreyfus U.S. Treasury Intermediate Term Fund
80.   Dreyfus U.S. Treasury Long Term Fund
81.   Dreyfus Variable Investment Fund
82.   Dreyfus Worldwide Dollar Money Market Fund, Inc.
83.   Gartmore Variable Insurance Trust
84.   General California Municipal Bond Fund, Inc.
85.   General California Municipal Money Market Fund
86.   General Government Securities Money Market Funds, Inc.
87.   General Money Market Fund, Inc.
88.   General Municipal Bond Fund, Inc.
89.   General Municipal Money Market Funds, Inc.
90.   General New York Municipal Bond Fund, Inc.
91.   General New York Municipal Money Market Fund
92.   Hartford HLS Series Fund II, Inc.
93.   Mainstay VP Series Fund, Inc.
94.   Mellon Funds Trust
95.   Principal Investors Fund, Inc.
96.   Principal Variable Contracts Fund, Inc.
97.   SBL Fund
98.   Security Large Cap Value Fund
99.   The Dreyfus Fund Incorporated
100.  The Dreyfus Socially Responsible Growth Fund, Inc.
101.  The Dreyfus/Laurel Funds Trust

102.  The Dreyfus/Laurel Funds, Inc.
103.  The Dreyfus/Laurel Tax-Free Municipal Funds


      (b) The directors and officers of the Distributor are as follows:

                                                                POSITIONS AND
     NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH      OFFICES WITH THE
      BUSINESS ADDRESS               THE DISTRIBUTOR              REGISTRANT
 ---------------------------  ------------------------------  ------------------
 Michael G. Millard **        Chief Executive Officer and     None
                              Chairman of the Board
 J. David Officer *           President  and Director         None

 J. Charles  Cardona *        Executive Vice President and    None
                              Director



 Prasanna G. Dhore *          Executive Vice President        None


 James Neiland *              Executive Vice President and    None
                              Director

 Irene Papadoulis **          Executive Vice President and    None
                              Director

 Noreen Ross *                Executive Vice President        None


 Richard W. Sabo ****         Executive Vice President        President and
                                                              Principal
                                                              Executive Officer

 William H. Maresca *         Chief Financial Officer and     None
                              Director


 Kenneth J. Bradle **         Senior Vice President           None

 Stephen R. Byers *           Senior Vice President           None

 Lawrence S. Kash *           Senior Vice President           None

 Walter C. Kress *            Senior Vice President           None

 Matthew Perrone **           Senior Vice President           None

 Bradley J. Skapyak *         Senior Vice President           None

 Bret Young *                 Senior Vice President           None

 Jane M. Knight *             Chief Legal Officer and         None
                              Secretary

 Stephen J. Storen *          Chief Compliance Officer        None


 Maria Georgopoulos *         Vice President - Facilities     None
                              Management
 William G. Germenis *        Vice President                  Anti-Money
                                                              Laundering
                                                              Compliance Officer

 Tracy Hopkins*               Vice President                  None


 Donna Impagliazzo *          Vice President                  None

 Mary Merkle *                Vice President                  None

 Paul Molloy *                Vice President                  None

 James Muir *                 Vice President                  None

 Gary Pierce *                Vice President - Finance        None

 David L. Ray ****            Vice President                  Vice President

 Theodore A. Schachar *       Vice President - Tax            None

 William Schalda *            Vice President                  None

 James Windels *              Vice President                  None

 James Bitetto *              Assistant Secretary             None

 Kenneth R. Christoffersen    Assistant Secretary             Secretary
 ****

 Ronald Jamison *             Assistant Secretary             None

*    Principal business address is 200 Park Avenue, New York, NY 10166.
** Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

**** Principal business address is 210 University Boulevard,  Suite 800, Denver,
     CO 80206.



      (c) Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS




     1. Dreyfus Founders Funds, Inc. 210 University Boulevard, Suite 800 Denver, Colorado 80206

     2.   Dreyfus Transfer, Inc. 200 Park Avenue New York, NY 10166

     3. Boston Financial Data Services One American Express Plaza Providence, Rhode Island 02903

     4.   Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PN 15258

     5.   The Boston Company Asset  Management,  LLC One Boston Place Boston, MA
          02108


ITEM 29.    MANAGEMENT SERVICES

      Not applicable.

ITEM 30.    UNDERTAKINGS

      The Registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as may be requested in writing by the holders of at least 10% of the outstanding shares of the Registrant or any of its portfolios, or as may be required by applicable law or the Fund's Articles of Incorporation.

      The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement (File No. 2-17531) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, State of Colorado, on the 27th day of February, 2004.

                                    DREYFUS FOUNDERS FUNDS, INC.
ATTEST:
                                    By:   /S/ RICHARD W. SABO
                                          ------------------------------------
/S/ KENNETH R. CHRISTOFFERSEN             Richard W. Sabo, President
------------------------------------
Kenneth R. Christoffersen, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                    TITLE                   DATE
----------                    -----                   ----

/S/ RICHARD W. SABO           President               February 27,2004
------------------------
Richard W. Sabo               (Principal Executive
                              Officer)

/S/ ROBERT T. KELLY           Treasurer               February 27, 2004
------------------------      (Principal Financial
Robert T. Kelly               and Accounting Officer)

/S/ EUGENE H. VAUGHAN*        Chairman               February 27,2004
----------------------
Eugene H. Vaughan

/S/ ALAN S. DANSON      *     Director                February 27,2004
-------------------------
Alan S. Danson

/S/ JOAN D. MANLEY      *     Director                February 27,2004
-------------------------
Joan D. Manley

/S/ ROBERT P. MASTROVITA*     Director                February 27,2004
-------------------------
Robert P. Mastrovita

/S/ TRYGVE E. MYHREN    *     Director                February 27,2004
-------------------------
Trygve E. Myhren

/S/ GEORGE W. PHILLIPS  *     Director                February 27,2004
-------------------------
George W. Phillips

/S/ JAY A. PRECOURT     *     Director                February 27,2004
-------------------------
Jay A. Precourt

/S/ KENNETH R. CHRISTOFFERSEN                         February 27,2004
-----------------------------
By Kenneth R. Christoffersen
Attorney-in-Fact

*Original Powers of Attorney authorizing Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant were filed on February 22, 1999 with Post-Effective Amendment No. 64.

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION


   b        By-Laws of Dreyfus Founders Funds, Inc., as amended March 7, 2003.

 e(2) Form of Distribution and Shareholder Support Agreement for Dreyfus Founders Funds, Inc. - Class F Shares

 h(1) Shareholder Services Agreement between Dreyfus Founders Funds, Inc. and Dreyfus Service Corporation, dated May 1, 2003.

 h(2) Second Amended and Restated Fund Accounting and Administrative Services Agreement between Dreyfus Founders Funds, Inc. and Founders Asset Management LLC, dated August 2, 2002.

   j        Consent of Independent Accountants, dated February 25, 2004

   n        Dreyfus Founders Funds, Inc. Rule 18f-3 Plan, as amended May 16,
            2003.

 p(1) Code of Ethics for the Independent Directors of Dreyfus Founders Funds, Inc., effective September 1, 2003.

 p(2)       Mellon Financial  Corporation  Securities Trading Policy,  September
            2003.

 p(3) Mellon Financial Corporation Securities Trading Policy - Access Decision Maker Edition, September 2003.